As filed with the Securities and Exchange Commission on April 14, 2016

Registration No. 333-48300

811-07697

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 35	☒

and

REGISTRATION STATEMENT UNDER	☒
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 56	☒

NYLIAC CORPORATE SPONSORED VARIABLE

UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Charles F. Furtado, Jr., Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, NY 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq.	Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP	Senior Vice President, Deputy General Counsel
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2016, pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

☐ on                      pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

CorpExec VUL II-V

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2016

A flexible premium corporate sponsored variable life insurance policy offered to individuals under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This prospectus describes four policy series of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies: CorpExec VUL II, CorpExec VUL III, CorpExec VUL IV & CorpExec VUL V. New policies are no longer offered under these four policy Series. Unless otherwise indicated, all information in this Prospectus pertains to all policy series. In this prospectus, the words, “We,” “Our” or “Us” refer to NYLIAC and the words “you” or “your” refer to the policyowner.

Please use the following address to send policy premium payments and service requests to Us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway,

Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_EB_Admin_Service@newyorklife.com

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

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In certain jurisdictions, different provisions may apply to the policy. Please refer to the policy or ask your registered representative for details regarding your particular policy.

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SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CorpExec VUL. Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before making additional premium payments to the policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

CorpExec VUL offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

CorpExec VUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the performance of each Investment Division in the Separate Account;

•	the amount in and interest rate credited on the amount held in the Fixed Account, if any; and

•	the amount in and interest rate credited on the amount held in the Loan Account, if any.

With the CorpExec VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your needs.

Liquidity through Loans

Using the policy as sole security, you may borrow any amount up to the loan value of the policy.

Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Surrender Value.

Liquidity through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Face Amount to drop below Our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event.

Partial withdrawal requests must be made in writing and must be in Good Order. (See “Partial Withdrawals and Surrenders—Partial Withdrawals.”)

Allocation Alternatives

After We deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 121 Allocation Alternatives (115 of which are available to all policyowners). Certain policies can allocate among up to 35 Allocation Alternatives; please contact Us for more information. The Allocation Alternatives consist of 120 Investment Divisions (114 of

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which are available to all policyowners) and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request in Good Order. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and Our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•

Option 1—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 2—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 3—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

Under these options, if the Insured dies on or after the policy anniversary on which the Insured is age 100, the Life Insurance Benefit will equal the Alternative Cash Surrender Value less any Policy Debt.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations: Life Insurance Status of Policy, and IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

Optional Riders

CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the Supplementary Term Rider and the Level Term Rider. These riders have costs associated with them.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life. New York Life has more than 170 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General

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Account, are applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims and are not backed or guaranteed by New York Life.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force.

Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or Life Insurance Benefit. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on Our records, if applicable, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the Policy Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was first purchased) under certain circumstances. See “Termination and Reinstatement—Reinstatement Option.”

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions

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earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, a policy surrender or lapse will result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to one or more of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Cybersecurity Risk

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber attack risks that are common to all insurers and financial service providers.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier. Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interest of other policyowners (see “Description of the Policy—Limits on Transfers” for more information). However, We may permit, in certain limited circumstances; transfer requests to be submitted by fax transmission. We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	Increased administrative and Fund brokerage expenses and/or

•	Dilution of the interests of long-term investors.

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An underlying Fund may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing Us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make premium payments under the policy, make a partial withdrawal, or transfer Cash Value between Allocation Alternatives.

CorpExec VUL II:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 13.75% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00 % of premiums paid Guaranteed Maximum: 2.00 % of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.
(3)	Current sales expense charges for premium payments made over the Target Premium are reduced to 0.75% in Policy Years 2-7; and 0.25% in Policy Years 8 and beyond.

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CorpExec VUL III and CorpExec VUL IV:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 10.75% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: None Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.

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CorpExec VUL V:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.00% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(5) Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.
(3)	Current sales expense charges for premium payments over the Target Premium are reduced to 0.00% in Policy Years 2 and beyond.
(4)	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.
(5)	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES(A)

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge(1)	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $90.90 per $1,000 of Net Amount at Risk(2)

Guaranteed Minimum: $0.08 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day applied to Age 100

CorpExec VUL II:

Current: $5.00 ($60.00 annually)

Guaranteed Maximum: $9.00 ($108 annually)

CorpExec VUL III, IV, and V:

Current: $0.00 Policy Year 1, $5.00 thereafter ($60 annually)

Guaranteed Maximum: $9.00 ($108 annually)

Mortality and Expense Risk Charge	Daily Monthly

CorpExec VUL II:

Current: An annual rate of 0.25% of the average daily Accumulation Value

Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

CorpExec VUL III and IV:

Current: An annual rate of 0.25% of the Accumulation Value in Policy Year 1, 0.45% of the Accumulation Value in Policy Years 2-25, and 0.25% of the Accumulation Value thereafter.

Guaranteed Maximum: An annual rate of 0.90% of the Accumulation Value

CorpExec VUL V:

Current: An annual Rate of 0.50% of the Accumulation Value in Policy Years 1-10 and 0.25% of the Accumulation Value thereafter

Guaranteed Maximum: An annual rate of 0.90% of the Accumulation Value

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% Guaranteed Maximum: 6.00%

Riders Supplementary Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of term insurance benefit.

Guaranteed Minimum: $0.08 per $1,000 of term insurance benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of term insurance benefit.

Level Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of Term Insurance Benefit.

Guaranteed Minimum: $0.08 per $1,000 of Term Insurance Benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Term Insurance Benefit.

(A)	Unless otherwise noted, the charges below apply to CEVUL II, III, IV and V.
(1)

This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.

(2)	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Alternative Cash Surrender Value. See “Life Insurance Benefit Options” for more information.

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The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2015. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1,2

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.10%	1.70%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2015. This information is provided by the Funds and their agents. The information is based on 2015 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the tables below and in the prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other funds, and shows the acquired fund fees. The second table shows the operating expense charges for all other Funds.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expenses#	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
BlackRock® Global Allocation V.I. Fund — Class 1	0.62%	0.00%	0.13%	0.00%	0.75%	(0.01%)	0.74	%(a)
Deutsche Alternative Asset Allocation VIP — Class A	0.31%	0.00%	0.22%	1.12%	1.65%	(0.24%)	1.41	%(h)
Fidelity® VIP Equity-Income Portfolio — Initial Class	0.45%	0.00%	0.09%	0.08%	0.62%	(—)	0.62%
Fidelity® VIP Freedom 2010 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.55%	0.55%	(—)	0.55	%(b)
Fidelity® VIP Freedom 2020 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.60%	0.60%	(—)	0.60	%(b)
Fidelity® VIP Freedom 2030 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.66%	0.66%	(—)	0.66	%(b)
Fidelity® VIP Freedom 2040 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.68%	0.68%	(—)	0.68	%(b)
Fidelity® VIP Value Portfolio — Initial Class	0.55%	0.00%	0.14%	0.06%	0.75%	(—)	0.75%
Invesco V.I. American Value Fund — Series I Shares	0.72%	0.00%	0.27%	0.11%	1.10%	(—)	1.10%
Invesco V.I. Mid Cap Core Equity Fund — Series I Shares	0.73%	0.00%	0.30%	0.02%	1.05%	(0.02%)	1.03	%(m)
MainStay VP Emerging Markets Equity — Initial Class	1.10%	0.00%	0.30%	0.06%	1.46%	(—)	1.46%
TOPS® Aggressive Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.18%	0.63%	(—)	0.63	%(b)
TOPS® Balanced ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.22%	0.67%	(—)	0.67	%(b)
TOPS® Conservative ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.25%	0.70%	(—)	0.70	%(b)
TOPS® Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.22%	0.67%	(—)	0.67	%(b)
TOPS® Managed Risk Balanced ETF Portfolio —Class 2 Shares	0.30%	0.25%	0.10%	0.22%	0.87%	(—)	0.87	%(b)
TOPS® Managed Risk Growth ETF Portfolio —Class 2 Shares	0.30%	0.25%	0.10%	0.21%	0.86%	(—)	0.86	%(b)
TOPS® Managed Risk Moderate Growth ETF Portfolio — Class 2 Shares	0.30%	0.25%	0.10%	0.21%	0.86%	(—)	0.86	%(b)
TOPS® Moderate Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.22%	0.67%	(—)	0.67	%(b)

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Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015 unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy (formerly MainStay VP Marketfield) — Initial Class	1.25%	0.00%	0.45%	1.70%	(0.24%)	1.46	%(d)
MainStay VP Bond — Initial Class	0.48%	0.00%	0.04%	0.52%	(—)	0.52%
MainStay VP Cash Management — Initial Class*	0.44%	0.00%	0.04%	0.48%	(—)	0.48%
MainStay VP Common Stock — Initial Class	0.54%	0.00%	0.04%	0.58%	(—)	0.58%
MainStay VP Convertible — Initial Class	0.59%	0.00%	0.03%	0.62%	(—)	0.62%
MainStay VP Cornerstone Growth — Initial Class	0.70%	0.00%	0.03%	0.73%	(—)	0.73%
MainStay VP Eagle Small Cap Growth — Initial Class	0.81%	0.00%	0.04%	0.85%	(—)	0.85	%(ii)
MainStay VP Epoch U.S. Small Cap (formerly MainStay VP U.S. Small Cap) — Initial Class	0.77%	0.00%	0.04%	0.81%	(—)	0.81%
MainStay VP Floating Rate — Initial Class	0.60%	0.00%	0.05%	0.65%	(—)	0.65%
MainStay VP Government — Initial Class	0.50%	0.00%	0.05%	0.55%	(—)	0.55%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%	0.00%	0.02%	0.58%	(—)	0.58%
MainStay VP ICAP Select Equity — Initial Class	0.76%	0.00%	0.02%	0.78%	(—)	0.78%
MainStay VP International Equity — Initial Class	0.89%	0.00%	0.06%	0.95%	(—)	0.95%
MainStay VP Janus Balanced — Initial Class	0.55%	0.00%	0.03%	0.58%	(—)	0.58	%(jj)
MainStay VP Large Cap Growth — Initial Class	0.74%	0.00%	0.03%	0.77%	(—)	0.77	%(c)
MainStay VP MFS® Utilities — Initial Class	0.72%	0.00%	0.05%	0.77%	(—)	0.77%
MainStay VP Mid Cap Core — Initial Class	0.85%	0.00%	0.04%	0.89%	(0.02%)	0.87	%(e)
MainStay VP S&P 500 Index — Initial Class	0.24%	0.00%	0.03%	0.27%	(—)	0.27%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.74%	0.00%	0.03%	0.77%	(—)	0.77%
MainStay VP VanEck Global Hard Assets (formerly MainStay VP Van Eck Global Hard Assets) — Initial Class	0.89%	0.00%	0.04%	0.93%	(—)	0.93%
AB® VPS International Value Portfolio — Class A**	0.75%	0.00%	0.10%	0.85%	(—)	0.85%
AB® VPS Small/Mid Cap Value Portfolio — Class A	0.75%	0.00%	0.07%	0.82%	(—)	0.82%
Alger SMid Cap Growth Portfolio — Class I-2	0.81%	0.00%	0.18%	1.16%	(0.17%)	0.99	%(f)
American Century® VP Inflation Protection Fund — Class II	0.46%	0.25%	0.01%	0.72%	(—)	0.72%
American Century® VP Mid Cap Value Fund — Class II**	0.90%	0.25%	0.01%	1.16%	(0.12%)	1.04	%(hh)
American Century ® VP Value Fund — Class II	0.87%	0.25%	0.00%	1.12%	(0.18%)	0.94	%(g)
American Funds IS® Asset Allocation FundSM — Class 2	0.28%	0.25%	0.01%	0.54%	(—)	0.54%
American Funds IS® Global Bond FundSM — Class 1	0.53%	0.00%	0.04%	0.57%	(—)	0.57%
American Funds IS® Global Growth FundSM — Class 1	0.52%	0.00%	0.03%	0.55%	(—)	0.55%
American Funds IS® Global Small Capitalization FundSM — Class 2	0.69%	0.25%	0.04%	0.98%	(—)	0.98%

14

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
American Funds IS® Growth FundSM — Class 2	0.33%	0.25%	0.02%	0.60%	(—)	0.60%
American Funds IS® Growth-Income FundSM — Class 2	0.27%	0.25%	0.02%	0.54%	(—)	0.54%
American Funds IS® International FundSM — Class 2	0.50%	0.25%	0.04%	0.79%	(—)	0.79%
BlackRock® High Yield V.I. Fund — Class 1	0.53%	0.00%	0.32%	0.85%	(0.13%)	0.72	%(dd)
Davis Value Portfolio	0.55%	0.00%	0.07%	0.62%	(—)	0.62%
Delaware VIP® Emerging Markets Series — Standard Class	1.25%	0.00%	0.12%	1.37%	(0.02%)	1.35	%(gg)
Delaware VIP® International Value Equity Series — Standard Class	0.85%	0.00%	0.19%	1.04%	(—)	1.04%
Delaware VIP® Small Cap Value Series — Standard Class	0.72%	0.00%	0.08%	0.80%	(—)	0.80%
Deutsche Global Small Cap VIP — Class A	0.89%	0.00%	0.23%	1.12%	(0.05%)	1.07	%(i)
Deutsche Small Cap Index VIP — Class A	0.35%	0.00%	0.19%	0.54%	(0.09%)	0.45	%(j)
Deutsche Small Mid Cap Value VIP — Class A	0.65%	0.00%	0.15%	0.80%	(—)	0.80	%(k)
DFA VA Global Bond Portfolio	0.22%	0.00%	0.04%	0.26%	(—)	0.26	%(l)
DFA VA International Small Portfolio	0.50%	0.00%	0.11%	0.61%	(—)	0.61	%(l)
DFA VA U.S. Large Value Portfolio	0.25%	0.00%	0.04%	0.29%	(—)	0.29	%(l)
DFA VA U.S. Targeted Value Portfolio	0.35%	0.00%	0.04%	0.39%	(—)	0.39	%(l)
DFA VIT Inflation-Protected Securities Portfolio — Institutional Shares	0.10%	0.00%	0.03%	0.13%	(—)	0.13	%(l)
Dreyfus IP Technology Growth Portfolio — Initial Shares	0.75%	0.00%	0.08%	0.83%	(—)	0.83%
Dreyfus VIF Opportunistic Small Cap Portfolio — Initial Shares**	0.75%	0.00%	0.10%	0.85%	(—)	0.85%
Fidelity® VIP Contrafund® Portfolio — Initial Class	0.55%	0.00%	0.08%	0.63%	(—)	0.63%
Fidelity® VIP Government Money Market Portfolio (formerly Fidelity® VIP Money Market Portfolio) — Initial Class	0.17%	0.00%	0.08%	0.25%	(—)	0.25%
Fidelity® VIP Growth Portfolio — Initial Class	0.55%	0.00%	0.09%	0.64%	(—)	0.64%
Fidelity® VIP Index 500 Portfolio — Initial Class	0.045%	0.00%	0.055%	0.10%	(—)	0.10%
Fidelity® VIP Investment Grade Bond Portfolio — Initial Class	0.31%	0.00%	0.11%	0.42%	(—)	0.42%
Fidelity® VIP Mid Cap Portfolio — Initial Class	0.55%	0.00%	0.08%	0.63%	(—)	0.63%
Fidelity® VIP Overseas Portfolio — Initial Class	0.67%	0.00%	0.13%	0.80%	(—)	0.80%
Fidelity® VIP Real Estate Portfolio — Initial Class	0.55%	0.00%	0.12%	0.67%	(—)	0.67%
Fidelity® VIP Value Strategies Portfolio — Service Class 2	0.55%	0.25%	0.12%	0.92%	(—)	0.92%
Invesco V.I. Global Real Estate Fund — Series I Shares	0.75%	0.00%	0.36%	1.11%	(—)	1.11%
Invesco V.I. International Growth Fund — Series I Shares	0.71%	0.00%	0.31%	1.02%	(0.01%)	1.01	%(m)
Janus Aspen Enterprise Portfolio — Institutional Shares	0.64%	0.00%	0.09%	0.73%	(—)	0.73%
Janus Aspen Flexible Bond Portfolio — Institutional Shares	0.50%	0.00%	0.12%	0.62%	(—)	0.62	%(n)
Janus Aspen Forty Portfolio — Institutional Shares	0.65%	0.00%	0.09%	0.74%	(—)	0.74%
Janus Aspen Global Research Portfolio — Institutional Shares	0.74%	0.00%	0.11%	0.85%	(—)	0.85%

15

Fund	Management Fees	Distribution (12b-1) Fees(§)		Other Expenses		Total Fund Annual Expenses(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Lazard Retirement International Equity Portfolio — Service Shares	0.75%	0.25%		0.11%		1.11%	(—)	1.11%
Lord Abbett Series Fund Developing Growth Portfolio — Class VC	0.75%	0.00%		0.81%		1.56%	(0.66%)	0.90	%(o)
Lord Abbett Series Fund Mid Cap Stock Portfolio — Class VC	0.75%	0.00%		0.43%		1.18%	(—)	1.18%
LVIP Baron Growth Opportunities Fund — Service Class	1.00%	0.25%		0.05%		1.30%	(—)	1.30	%(q)
LVIP Mondrian International Value Fund — Standard Class	0.67%	0.00%		0.06%		0.73%	(—)	0.73%
LVIP SSgA Bond Index Fund — Standard Class	0.40%	0.00%		0.05%		0.45%	(—)	0.45	%(r)
LVIP SSgA Developed International 150 Fund — Standard Class	0.33%	0.00%		0.06%		0.39%	(—)	0.39	%(s)
LVIP SSgA Emerging Markets 100 Fund — Standard Class	0.34%	0.00%		0.12%		0.46%	(—)	0.46	%(t)
LVIP SSgA International Index Fund — Standard Class	0.40%	0.00%		0.08%		0.48%	(—)	0.48	%(u)
MFS® Global Real Estate Portfolio — Initial Class	0.90%	0.00%		0.10%		1.00%	(0.08%)	0.92	%(ee)
MFS® Global Tactical Allocation Portfolio — Initial Class	0.70%	0.00%		0.06%		0.76%	(—)	0.76%
MFS® International Value Portfolio — Initial Class	0.87%	0.00%		0.06%		0.93%	(0.03%)	0.90	%(p)
MFS® Investors Trust Series — Initial Class**	0.75%	0.00%		0.07%		0.82%	(—)	0.82%
MFS® New Discovery Series — Initial Class**	0.90%	0.00%		0.06%		0.96%	(0.02%)	0.94%
MFS® Value Series—Initial Class	0.69%	0.00%		0.04%		0.73%	(—)	0.73%
Neuberger Berman AMT Large Cap Value Portfolio — Class I	0.85%	0.00%		0.29%		1.14%	(—)	1.14%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio —Class I	0.85%	0.00%		0.18%		1.03%	(—)	1.03%
Oppenheimer Capital Appreciation Fund/VA — Non-Service Shares	0.69%	0.00%		0.12%		0.81%	(0.01%)	0.80	%(v)
Oppenheimer Core Bond Fund/VA — Non-Service Shares**	0.60%	0.00%		0.23%		0.83%	(0.07%)	0.76%
PIMCO VIT Global Bond Portfolio (Unhedged) — Administrative Class	0.75%	0.15	%(§)	0.00%		0.90%	(—)	0.90%
PIMCO VIT High Yield Portfolio — Administrative Class	0.60%	0.15	%(§)	0.01%		0.76%	(—)	0.76%
PIMCO VIT Long-Term U.S. Government Portfolio —Administrative Class	0.475%	0.15	%(§)	0.04%		0.665%	(—)	0.665%
PIMCO VIT Low Duration Portfolio — Administrative Class	0.50%	0.15	%(§)	0.01%		0.66%	(—)	0.66%
PIMCO VIT Real Return Portfolio — Administrative Class	0.50%	0.15	%(§)	0.13%		0.78%	(—)	0.78%
PIMCO VIT Total Return Portfolio — Administrative Class	0.50%	0.15	%(§)	0.01%		0.66%	(—)	0.66%
Royce Micro-Cap Portfolio — Investment Class***	1.25%	0.00%		0.07%		1.32%	(—)	1.32%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%		0.00%		0.85%	(—)	0.85%
T. Rowe Price Equity Index 500 Portfolio	0.40%	0.00%		0.00%		0.40%	(—)	0.40%
T. Rowe Price International Stock Portfolio	1.05%	0.00%		0.00%		1.05%	(—)	1.05%
T. Rowe Price Limited-Term Bond Portfolio	0.70%	0.00%		0.00%		0.70%	(—)	0.70%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%		0.00%		0.85%	(—)	0.85%
T. Rowe Price Personal Strategy Balanced Portfolio	0.90%	0.00%		0.13	%(w)	1.03%	(0.13%)	0.90	%(x)
UIF Emerging Markets Debt Portfolio — Class I	0.75%	0.00%		0.34%		1.09%	(—)	1.09%

16

Fund	Management Fees		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
UIF Global Infrastructure Portfolio — Class I	0.85%		0.00%	0.50%	1.35%	(0.48%)	0.87	%(ff)
UIF U.S. Real Estate Portfolio — Class I	0.80%		0.00%	0.27%	1.07%	(0.07%)	1.00	%(y)
VanEck VIP Unconstrained Emerging Markets Bond Fund (formerly Van Eck VIP Unconstrained Emerging Markets Bond Fund) — Initial Class Shares	1.00%		0.00%	0.34%	1.34%	(0.24%)	1.10	%(z)
Voya Russell™ Mid Cap Index Portfolio — Class I	0.40%		0.00%	0.03%	0.43%	(—)	0.43	%(aa)
Voya Small Company Portfolio — Class I	0.85	%(bb)	0.00%	0.05%	0.90%	(0.05%)	0.85	%(cc)

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015 unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
*	Effective on or about August 26, 2016, the name of the MainStay VP Cash Management portfolio will change to “MainStay VP U.S. Government Money Market Portfolio,” and it will become subject to a non-fundamental policy (i.e., a policy that can be changed by the Board without shareholder approval) to invest at least 80% of its assets in cash, U.S. government securities and/or repurchase agreements that are collateralized by cash and/or U.S. government securities (collectively referred to as “Government Securities”). Effective on or about October 14, 2016, the Portfolio will operate as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act, and will invest at least 99.5% of its total assets in Government Securities.
**	Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.
***	On December 11, 2015, NYLIAC, on behalf of itself and its Separate Accounts, filed an application with the SEC to substitute shares of the Royce Micro-Cap Portfolio – Investment Class with shares of the MainStay VP Small Cap Core Portfolio – Initial Class. Subject to SEC approval, NYLIAC expects the substitution to occur on or around August 2016.
(a)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets through April 30, 2017 with exception to BlackRock Variable Series Funds, Inc. BlackRock Managed Volatility V.I. Fund which is limited to 1.00% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% of average daily net assets until through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(b)	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
(c)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(d)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.41% of its average daily net assets of Initial Class shares. This agreement expires on May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(e)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to the Service Class shares. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(f)	The Manager has contractually agreed to reimburse expenses through April 30, 2017 to the extent necessary to limit the Portfolio’s annual operating expenses to 0.99% of the Portfolio’s average net assets (excluding interest, taxes, brokerage and extraordinary expenses). This expense reimbursement cannot be terminated. Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation at the time of the reimbursement.
(g)	Effective August 1, 2015, the advisor has agreed to waive 0.18 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.
(h)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.29% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.12%). These agreements may only be terminated with the consent of the fund’s Board.
(i)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 1.07% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. The agreement may only be terminated with the consent of the fund’s Board.
(j)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.45% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. These agreements may only be terminated with the consent of the fund’s Board.
(k)	Through September 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.82% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. The agreement may only be terminated with the consent of the fund’s Board.
(l)	The fees and expenses are as of the fund’s most recent fiscal year, October 31, 2015.
(m)	Invesco Advisers, Inc. (“Invesco”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.

17

(n)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any applicable performance adjustments to management fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain limit until at least May 1, 2017. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.
(o)	For the period May 1, 2016 through April 30, 2017, Lord Abbett & Co. LLC has contractually agreed to waive its fees and to reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 0.90%. This agreement may be terminated only upon approval of the Fund’s Board of Directors.
(p)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.90% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2017.
(q)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund’s average daily net assets; 0.05% on the next $250 million of the Fund’s average daily net assets; 0.10% on the next $250 million of the Fund’s average daily net assets; and 0.15% in excess of $750 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(r)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.08% of the first $500 million of the Fund’s average daily net assets; 0.122% on the next $1.5 billion of the Fund’s average daily net assets and 0.152% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(s)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $50 million of the Fund’s average daily net assets and 0.01% on next $450 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(t)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.665% of the first $50 million of the Fund’s average daily net assets and 0.025% on next $50 million of the Fund’s average daily net assets and 0.005% on next $400 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(u)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.0052% on the first $1 billion of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(v)	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 0.80% for Non-Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.
(w)	Includes Fee Waiver of 0.13%.
(x)	T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.
(y)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(z)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2017. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
(aa)	Voya Investments, LLC is contractually obligated to limit expenses to 0.43% through May 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, Acquired Fund Fees and Expenses and extraordinary expenses. The limitation is subject to possible recoupment by Voya Investments, LLC within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Portfolio’s board.
(bb)	Voya Investments, LLC is contractually obligated to waive 0.045% of the management fee through May 1, 2017. Termination or modification of these obligations requires approval by the Portfolio’s board.
(cc)	Voya Investments, LLC is contractually obligated to limit expenses to 0.95% through May 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by Voya Investments, LLC within 36 months of the waiver or reimbursement.
(dd)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets through April 30, 2017 with exception to BlackRock Variable Series Funds, Inc. BlackRock Managed Volatility V.I. Fund which is limited to 1.00% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(ee)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.92% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2017.
(ff)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(gg)	The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and non routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 1.35% of the Series’ average daily net assets from April 29, 2016 through May 1, 2017. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series.
(hh)	Effective August 1, 2015, the advisor has agreed to waive 0.12 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.
(ii)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(jj)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.

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DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Reallocation.

Accumulation Unit: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 120 Investment Divisions of the Separate Account (114 of which are available to all policyowners) and the Fixed Account. Generally, policyowners may invest their Net Premiums in a total of 20 Allocation Alternatives at any one time, but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value (“ACSV”): The Cash Value of the policy plus the value of the DPL Account.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

CorpExec VUL: NYLIAC Corporate Executive Series Variable Universal Life insurance.

Cumulative Premium Amount: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

DPL Account: The Deferred Premium Load Account an account representing a portion of the cumulative sales expense charge and state and federal premium tax charges collected.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

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Good Order: We consider a request or transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a transaction if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing at the Service Office noted on the first page of this prospectus (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date We issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

LTR: Level Term Rider.

Monthly Deduction Day (CorpExec VUL II): The date as of which We deduct the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Monthly Deduction Day (CorpExec VUL III/IV/V): The date as of which We deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives We have insured under Our policies will, on average, not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies may be greater than We have estimated (expense risk).

Net Premium: Premium you pay less the sales expense charge and the state and federal premium tax charges.

New York Life: New York Life Insurance Company.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

NYSE: The New York Stock Exchange.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

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Policy Date: The date We use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit We will pay to your Beneficiary when We receive proof that the Insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any benefits provided under any riders you have chosen, minus any outstanding loans (including any accrued loan interest) and charges.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

STR: Supplementary Term Rider.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include a term rider, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

Target Premium: An amount used to determine the sales expense charge that is based on the Face Amount of the policy or the Target Face Amount if a term rider is elected.

Term Insurance Benefit: The dollar amount of life insurance under a term rider as selected by the policyowner at the time of issue. It equals the initial Term Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Face Amount.

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly owned subsidiary of New York Life)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

CorpExec VUL is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996, and/or the Fixed Account. CorpExec VUL offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the Face Amount of the policy, and the ability to invest in any of the Allocation Alternatives, including the Fixed Account.

The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DPL Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

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The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus; certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. Also see the State Variations section of this prospectus for a summary of certain state variations to the policy’s free look provision.

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of Our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other Separate Account of NYLIAC.

The Separate Account currently consists of 120 Investment Divisions (114 of the Investment Divisions are available to all policyowners.) Generally, you may invest your Net Premiums in a total of 20 Allocation Alternatives at any one time. (Certain policies may invest in a total of 35 Allocation Alternatives; contact Us for more information.) Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

OUR RIGHTS

We may take certain actions relating to Our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of Our policyowners.

Specifically, We reserve the right to:

•	add, close or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

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•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in Our General Account, which includes all of Our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of Our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. This rate will never be less than 3% per year.

Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

CorpExec VUL IV Only:

We also offer an enhanced current Fixed Account interest crediting rate for plans where the aggregate premium allocated to the Fixed Account for policies owned under such a plan is $5,000,000 or more on the plan issue date. Policies will also qualify for this enhancement if, on the plan anniversary in Years 2-15, the aggregate Cash Value in the Fixed Account for the policies is at least $4,500,000.

The qualification date for each policy under the plan for the enhanced current Fixed Account interest crediting rate is the plan anniversary date. Some policy anniversary dates may differ from the plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these policies on their respective anniversary based upon the qualification of the plan. All policies will receive the enhanced current Fixed Account interest crediting rate for a full Policy Year.

Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

Policy Years	2-5	0.35%
Policy Years	6-8	0.65%
Policy Years	9-10	0.60%
Policy Year	11	0.40%
Policy Years	12-13	0.20%
Policy Years	14-15	0.10%

CorpExec VUL V Only:

For plans with assets allocated to the Fixed Account, We offer an enhanced current Fixed Account interest crediting rate.

The current Fixed Account crediting rate is increased by the following rates:

Policy Years	2-5	0.35%
Policy Years	6-8	0.65%
Policy Year	9-10	0.60%
Policy Years	11	0.40%
Policy Years	12-13	0.20%
Policy Years	14-15	0.10%

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HOW TO REACH US FOR POLICY SERVICES

You may reach Us at the Service Office noted on the first page of this prospectus.

All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed or e-mailed requests may be acceptable for a limited number of policy transactions.

CYBERSECURITY RISKS

Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners. Therefore, Our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruptions, and unauthorized release of confidential customer (including policyowner and insured) information. Cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party service providers may adversely affect Us and Your policy Cash Value. For instance, cyber-attacks may (i) interfere with Our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders with the underlying funds; (ii) impact Our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release and possible destruction of confidential customer or business information; and (iv) subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause Us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that We, the underlying funds or Our service providers will avoid losses affecting Your policy due to cyber-attacks or information security breaches in the future.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust, all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on

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several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC, New York Life Investment Management LLC, manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in Our selection of Funds and Eligible Portfolios. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

MainStay VP Funds Trust: MainStay VP Absolute Return Multi-Strategy (formerly MainStay VP Marketfield)—Initial Class

New York Life Investment Management

LLC (or “New York Life Investments”)*

Subadvisers: Candriam France S.A.S.*, Cornerstone Capital Management Holdings LLC (“CCM”)*; Cushing® Asset Management, LP (“Cushing®”)* and Mackay Shields LLC (“Mackay”)*

		•	Seeks to achieve long-term growth of capital.

MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYL Investors LLC (“NYLI”)*	•	Seeks total return.

MainStay VP Cash Management—Initial Class	New York Life Investments Subadviser: NYLI	•	Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Common Stock—Initial Class	New York Life Investments Subadvisor: CCM	•	Seeks long-term growth of capital.

MainStay VP Convertible—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth—Initial Class	New York Life Investments Subadvisor: CCM	•	Seeks long-term growth of capital.

MainStay VP Eagle Small Cap Growth—Initial Class	New York Life Investments Subadviser: Eagle Asset Management Inc.	•	Seeks long-term capital appreciation.

MainStay VP Emerging Markets Equity—Initial Class	New York Life Investments Subadvisor: Candriam Belgium* and CCM	•	Seeks long-term capital appreciation.

MainStay VP Epoch U.S. Small Cap (formerly MainStay VP U.S. Small Cap)—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc.	•	Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Floating Rate—Initial Class	New York Life Investments Subadvisor: NYLI	•	Seeks high current income.

MainStay VP Government—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks current income.

MainStay VP High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	New York Life Investments Subadviser: Institutional Capital LLC (“ICAP”)	•	Seeks total return.

MainStay VP International Equity—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP Janus Balanced—Initial Class	New York Life Investments Subadvisor: Janus Capital Management LLC	•	Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	•	Seeks long-term growth of capital.

MainStay VP MFS® Utilities—Initial Class	New York Life Investments Subadvisor: Massachusetts Financial Services Company	•	Seeks total return.

MainStay VP Mid Cap Core—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP S&P 500 Index—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

MainStay VP T. Rowe Price Equity Income—Initial Class	New York Life Investments Subadvisor: T. Rowe Price Associates, Inc.	•	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

MainStay VP VanEck Global Hard Assets (formerly MainStay VP Van Eck Global Hard Assets)—Initial Class	New York Life Investments Subadvisor: VanEck Associates Corporation	•	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AB® Variable Products Series Fund, Inc.: AB® VPS International Value Portfolio—Class A	AllianceBernstein L.P.	•	Seeks long-term growth of capital

AB® VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	•	Seeks long-term growth of capital.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	•	Seeks to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco Advisers, Inc. Subadviser: Invesco Asset Management Limited	•	Seeks total return through growth of capital and current income.

Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	•	Seeks long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	Invesco Advisers, Inc.	•	Seeks long-term growth of capital.

The Alger Portfolios: Alger SMid Cap Growth Portfolio—Class I-2	Fred Alger Management, Inc.	•	Seeks long-term capital appreciation. The fund sees to meet this objective by focusing on smallcap or midcap companies that the Manager believes demonstrate promising growth potential.

American Century Variable Portfolios, Inc.: American Century VP Inflation Protection Fund—Class II	American Century Investment Management, Inc.	•	Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century VP Mid Cap Value Fund—Class II	American Century Investment Management, Inc.	•	Seeks long-term capital growth. Income is a secondary objective.

American Century VP Value Fund—Class II	American Century Investment Management, Inc.	•	Seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series®: American Funds IS® Asset Allocation FundSM—Class 2	Capital Research and Management Company (“CRMC”)	•	Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds IS® Global Bond FundSM—Class 1	CRMC	•	Seeks long-term, high level total return consistent with prudent investment management.

American Funds IS® Global Growth FundSM—Class 1	CRMC	•	Seeks long-term growth of capital.

American Funds IS® Global Small Capitalization FundSM—Class 2	CRMC	•	Seeks long-term growth of capital.

American Funds IS® Growth FundSM—Class 2	CRMC	•	Seeks growth of capital.

American Funds IS® Growth-Income FundSM—Class 2	CRMC	•	Seeks long-term growth of capital and income.

American Funds IS® International FundSM—Class 2	CRMC	•	Seeks long-term growth of capital.

BlackRock® Variable Series, Inc.: BlackRock® Global Allocation V.I. Fund—Class I	BlackRock Advisors, LLC	•	Seeks high total investment return.

BlackRock® High Yield V.I. Fund—Class I	BlackRock Advisors, LLC	•	Seeks to maximize total return, consistent with income generation and prudent investment management.

Davis Variable Account Fund, Inc.: Davis Value Portfolio	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	•	Seeks long-term growth of capital.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	•	Seeks long-term capital appreciation.

Delaware VIP® International Value Equity Series—Standard Class	Delaware Management Company	•	Seeks long-term growth without undue risk to principal.

Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	•	Seeks capital appreciation.

Deutsche Investments VIT Funds: Deutsche Small Cap Index VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	•	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

Deutsche Variable Series I: Deutsche Global Small Cap VIP—Class A	Deutsche Investment Management Americas Inc.	•	Seeks above-average capital appreciation over the long term.

Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	•	Seeks capital appreciation.

Deutsche Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc.	•	Seeks long-term capital appreciation.

DFA Investment Dimensions Group Inc.: DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors, Ltd. and DFA Australia Limited	•	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

DFA VA International Small Portfolio	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors, Ltd. and DFA Australia Limited	•	Seeks long-term capital appreciation.

DFA VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP	•	Seeks to achieve long-term capital appreciation.

DFA VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP	•	Seeks to achieve long-term capital appreciation.

DFA VIT Inflation-Protected Securities Portfolio—Institutional Shares	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors, Ltd. and DFA Australia Limited	•	Seeks to provide inflation protection and earn current income consistent with inflation-protected securities.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	•	Seeks capital appreciation.

Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	The Dreyfus Corporation	•	Seeks capital growth.

Fidelity® Variable Insurance Products Funds: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	•	Seeks long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2010 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Fidelity® VIP Freedom 2030 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Government Money Market Portfolio (formerly Fidelity® VIP Money Market Portfolio)—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity® VIP Growth Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks to achieve capital appreciation.

Fidelity® VIP Index 500 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	FMR Subadvisers: Fidelity Investments Money Management, Inc and other investment advisers	•	Seeks as high a level of current income as is consistent with the preservation of capital.

Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.

Fidelity® VIP Overseas Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.

Fidelity® VIP Real Estate Portfolio—Initial Class	Fidelity SelectCo, LLC, an affiliate of FMR Subadvisers: FMRC and other investment advisers	•	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk.

Fidelity® VIP Value Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.

Fidelity® VIP Value Strategies Portfolio—Service Class 2	FMR Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.

Janus Aspen Series: Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Janus Aspen Flexible Bond Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks to obtain maximum total return, consistent with preservation of capital.

Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Janus Aspen Global Research Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Lazard Retirement Series, Inc.: Lazard Retirement International Equity Portfolio—Service Shares	Lazard Asset Management LLC	•	Seeks long-term capital appreciation.

Lincoln Variable Insurance Products Trust: LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation Subadvisor—BAMCO, Inc.	•	Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

LVIP Mondrian International Value Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: Mondrian Investment Partners Limited	•	Seeks long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

LVIP SSgA Bond Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

LVIP SSgA Developed International 150 Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to maximize long-term capital appreciation.

LVIP SSgA Emerging Markets 100 Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to maximize long-term capital appreciation.

LVIP SSgA International Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non U.S.-foreign securities.

Lord Abbett Series Fund, Inc.: Lord Abbett Series Fund Developing Growth Portfolio—Class VC	Lord, Abbett & Co. LLC (“Lord Abbett”)	•	Seeks long-term growth of capital.

Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	Lord Abbett	•	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	•	Seeks capital appreciation

MFS® New Discovery Series—Initial Class	MFS	•	Seeks capital appreciation

MFS® Value Series—Initial Class	MFS	•	Seeks capital appreciation

MFS® Variable Insurance Trust II: MFS® Global Tactical Allocation Portfolio—Initial Class	MFS	•	Seeks total return

MFS® International Value Portfolio—Initial Class	MFS	•	Seeks capital appreciation.

MFS® Variable Insurance Trust III: MFS® Global Real Estate Portfolio—Initial Class	MFS	•	Seeks total return.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Large Cap Value Portfolio—Class I	Neuberger Berman Investment Advisers LLC	•	Seeks long-term growth of capital.

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	Neuberger Berman Investment Advisers LLC	•	Seeks growth of capital.

Northern Lights Variable Trust: TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC	•	Seeks capital appreciation.

TOPS® Balanced ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC	•	Seeks income and capital appreciation.

TOPS® Conservative ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC	•	Seeks to preserve capital and provide moderate income and moderate capital appreciation.

TOPS® Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC	•	Seeks capital appreciation.

TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman Financial Risk Management, LLC	•	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman Financial Risk Management, LLC	•	Seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman Financial Risk Management, LLC	•	Seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC.	•	Seeks capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Oppenheimer Variable Account Funds: Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	•	Seeks capital appreciation.

Oppenheimer Core Bond Fund/VA—Non-Service Shares	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	•	Seeks total return.

PIMCO Variable Insurance Trust: PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	Pacific Investment Management Company LLC (“PIMCO”)	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT High Yield Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio—Administrative Class	PIMCO	•	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund: Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	•	Seeks long-term growth of capital.

T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to provide long-term capital growth. Income is a secondary objective.

T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

T. Rowe Price New America Growth Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Associates, Inc.	•	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.

T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	•	Seeks a high level of income consistent with moderate fluctuations in principal value.

T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd.	•	Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

The Universal Institutional Funds, Inc.: UIF Emerging Markets Debt Portfolio—Class I	Morgan Stanley Investment Management Inc.	•	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

UIF Global Infrastructure Portfolio—Class I	Morgan Stanley Investment Management Inc.	•	Seeks both capital appreciation and current income.

UIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.	•	Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

VanEck VIP Trust: VanEck VIP Unconstrained Emerging Markets Bond Fund (formerly Van Eck VIP Unconstrained Emerging Markets Bond Fund)—Initial Class Shares	VanEck Associates Corporation	•	Seeks high total return-income plus capital appreciation-by investing globally, primarily in a variety of debt securities.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Voya Variable Portfolios, Inc.: Voya Russell™ Mid Cap Index Portfolio—Class I	Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	•	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

Voya Small Company Portfolio—Class I	Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	•	Seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.

*	An affiliate of NYLIAC.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing your specific Investment Divisions or the amounts allocated to each within your policy. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives. (Certain policies may allocate among 35 Allocation Alternatives; contact Us for more information.)

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

Although We do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy

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for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Cash Value. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

MONEY MARKET FUND FEES AND GATES

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are substantially less likely to impose fees and gates than other types of money market funds (and are not generally expected to impose such fees or gates). The Fidelity® VIP Government Money Market Portfolio is a government money market fund. Additionally, the MainStay VP Cash Management Portfolio intends to convert to a government money market fund effective on or about October 14, 2016. Nevertheless, even after that conversion, there remains a possibility that the Fidelity® VIP Government Money Market Portfolio and/or the MainStay VP Cash Management Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from those portfolios.

INVESTMENT RETURN

The investment return of a policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the investment experience of each Investment Division as measured by its actual net rate of return;

•	the amount in and the interest rate credited on amounts held in the Fixed Account, if any; and

•	the amount in and the interest rate credited on amounts held in the Loan Account, if any.

For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, any dividend or capital gains distributions declared by the Fund, and the policy’s Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

For CorpExec VUL III, IV and V: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, and any dividend or capital gains distributions declared by the Fund. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

Eligible Portfolios may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the monthly contract charge, sales expense charge, state and federal premium tax charges, cost of insurance charge, Mortality and Expense Risk charges and rider charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature or other marketing materials, and reports to shareholders, to: (i) the investment returns on various mutual funds,

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stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody’s (for financial stability and strength) and Standard and Poor’s and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from Our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in Our own right, We may decide to do so.

While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the sales expense charge in a Policy Year is not necessarily related to Our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

CorpExec VUL II:

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Current—The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During each of Policy Years two through seven, We currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During each of Policy Years eight through ten, We currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year.

CorpExec VUL III and IV:

Current—The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 10.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not deduct a sales expense charge from any additional premiums paid in that Policy Year. (2) During each of Policy Years two through five, We currently expect to deduct a sales expense charge of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (3) During each of Policy Years six and seven, We currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (4) Beginning in the eighth Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year.

CorpExec VUL V:

Current—The sales expense charge is deducted as follows: (1) During the First Policy Year, We currently deduct a sales expense charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for the First Policy Year has been reached, We currently deduct a sales expense charge of 1.00% from any additional premiums paid in that Policy Year. (2) During each of Policy Years two through five, We currently expect to deduct a sales expense charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in Policy Years two through five. (3) During each of Policy Years six and seven, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in such Policy Year. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

CorpExec VUL II, III, IV and V:

Guaranteed maximum—

During the first Policy Year, We guarantee that any sales expense charge We deduct will never exceed 14.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge for more than 3.00% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any sales expense charge We deduct will never exceed 10.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from

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any additional premiums in that Policy Year. Beginning in the eighth Policy Year, We guarantee that any sales expense charge We deduct will never exceed 5.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy or, for policyowners who have elected a term rider, on the Target Face Amount of the policy. Any change to the policy which results in a change to the Face Amount or Target Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from 0% to 3.50% (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a “State Premium Tax Charge Back”, and the rate may not be changed for the life of the policy. The amount We deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2.00%) represents the approximate average of taxes assessed by the jurisdictions. We will not impose a state premium tax charge greater than 2.00% unless there is a change in applicable law.

CorpExec VUL II:

We currently deduct 2.00% of each premium payment you make.

CorpExec VUL III and IV:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium.

CorpExec VUL V:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. Beginning in the eighth Policy Year, We currently expect to deduct 1.50% of each premium payment you make up to the Target Premium and 1.50% on the amount paid over the Target Premium, as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25% unless there is a change in applicable law.

CorpExec VUL II, III and IV:

We deduct 1.25% of each premium payment you make.

CorpExec VUL V:

During the first seven Policy Years, We currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

On each Monthly Deduction Day, We deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner) for CorpExec VUL II policies and a monthly contract charge, a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner) and a Mortality and Expense Risk charge for CEVUL III-V policies. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly

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Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in proportion to the policy’s Cash Value in each.

MONTHLY CONTRACT CHARGE

The monthly contract charge compensates Us for the costs of providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

CorpExec VUL II:

The monthly charge is currently equal to $5.00 ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 per year).

CorpExec VUL III, IV and V:

The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 per year).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit may vary based on the performance of the Investment Divisions selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a times (b - c)

Where: a = the applicable cost of insurance rate per $1,000 of insurance

b =	the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737, and for

CorpExec VUL II:

c =	the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).

CorpExec VUL III, IV and V:

c =	the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

The cost of insurance charge will never be less than zero.

For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on Our underwriting) will also be deducted on each Monthly Deduction Day.

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RIDER CHARGES

Each month, We include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders’ charges, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and/or the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

When you take a loan against your policy, the loaned amount that We hold in the Loan Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

MORTALITY AND EXPENSE RISK CHARGE

CorpExec VUL II:

Current—We currently deduct a daily Mortality and Expense Risk charge from the NAV of each Investment Division that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the average daily Accumulation Value.

CorpExec VUL III and IV:

Current—We currently deduct on each Monthly Deduction Day from the policy’s Cash Surrender Value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 through 25, or $4.50 per $1,000; and 0.25% in Policy Years 26 and following, or $2.50 per $1,000, of the Accumulation Value.

CorpExec VUL V:

Current— We currently deduct on each Monthly Deduction Day from the policy’s Cash Surrender Value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.50% in Policy Years 1 through 10, or $5.00 per $1,000, and 0.25% in Policy Years 11 and following, or $2.50 per $1,000, of the Accumulation Value.

CorpExec VUL II, III, IV and V:

Guaranteed Maximum—

We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily Accumulation Value.

The mortality risk We assume is that the group of lives insured under Our policies will, on average, not live as long as We expect. The expense risk We assume is that Our costs of issuing and administering policies may be greater than what We estimated.

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

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CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future if the law should change to require taxation of separate accounts.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Table of Fees and Expenses—Annual Portfolio Company Operating Expenses” for more information.)

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.

TRANSACTION CHARGES

Partial Withdrawal Charge—When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

Transfer Charge—We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

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HOW THE POLICY WORKS

CorpExec VUL II:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,180, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual effective investment return of 4.90% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	962.50
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$5,810.00
less:	Monthly contract charge (5.00 per month)	60.00
less:	Charges for cost of insurance (varies monthly)	634.86
plus:	Net investment performance (varies daily)	266.40

equals:	Cash Value	$5,381.54
plus:	DPL Account	1,190.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$6,571.54

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

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CorpExec VUL III:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,180, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.16% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	752.50
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$6,020.00
less:	Mortality and Expense Risk charge (varies monthly)	15.10
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
less	Charges for cost of insurance (varies monthly)	253.80
plus:	Net investment performance (varies daily)	303.17

equals:	Cash Value	$6,054.27
plus:	DPL Account	980.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,034.27

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

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CorpExec VUL IV:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $22,564, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.16% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	752.50
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$6,020.00
less:	Mortality and Expense Risk charge (varies monthly)	15.10
less:	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
less	Charges for cost of insurance (varies monthly)	253.79
plus:	Net investment performance (varies daily)	303.17

equals:	Cash Value	$6,054.28
plus:	DPL Account	1,078.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,132.28

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

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CorpExec VUL V:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a guaranteed issue basis, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $22,564, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.16% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	980.00
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$5,792.50
less:	Mortality and Expense Risk charge (varies monthly)	28.99
less:	Charges for Cost of Insurance (varies monthly)	253.79
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
plus:	Net investment performance (varies daily)	291.05

equals:	Cash Value	$5,800.77
plus:	DPL Account	1,328.25

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,129.02

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the Policyowner (or contract owner), the Insured and the Beneficiary (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

•	terminate riders

•	change Beneficiaries;

•	change investment allocations; and/or

•	take a loan against or take a partial withdrawal from the value of the policy

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•

The current Policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using Our approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent in Good Order. When We record the change, it will take effect as of the date the form was signed, subject to any payment made or other action We take before recording. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who becomes the owner of the existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

INSURED: This individual’s personal information determines the cost of the life insurance coverage.

BENEFICIARY: The Beneficiary is the person(s) or entity(ies) the Policyowner specifies in Our records to receive the proceeds from the policy. If the Policyowner is an individual, he or she may name his or her estate as the Beneficiary.

Who is named as Policyowner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy and IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a Allocation Alternatives, including 120 Investment Divisions (114 of which are available to all policyowners) and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated Beneficiary the Policy Proceeds, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The Policyowner may increase the Face Amount, subject to Our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the Policyowner must give Us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue underwriting. If Our procedures under certain arrangements permit less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the Policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See “Premiums” for more information.)

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CASH VALUE

After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

•	the amount of charges We deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the DPL Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for Our list of available Investment Divisions) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 121 Allocation Alternatives (115 of which are available to all policyowners). Certain policies can allocate among 35 Allocation Alternatives; contact Us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

CorpExec VUL II:

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b) - c

Where: a = the sum of:

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(1)	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2)	the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b =	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

c =	the Mortality and Expense Risk charge. This charge is deducted on a daily basis. It is currently equal to an annual rate of 0.25% of the average daily Accumulation Value of each Investment Division’s assets.

CorpExec VUL III, IV and V:

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b)

Where: a = the sum of:

(1)	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2)	the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b =	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

        (1) the sum of the Net Premium payments you have allocated to the Fixed Account;

plus (2) any transfers you have made from the Separate Account to the Fixed Account;

plus (3) any interest credited to the Fixed Account;

less (4) any amounts you have withdrawn from the Fixed Account;

less (5) any charges We have deducted from the Fixed Account;

less (6) any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

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TRANFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations.

The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

In each Policy Year, the Policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous Policy Year’s transfer amount, or (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate on the application), or another date you request We approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

•	Minimum Transfer—Unless We agree otherwise, the minimum amount that may be transferred is $500.

•

Minimum Remaining Value—After the transfer, the value remaining in the Fixed Account must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

Transfer requests must be made in writing on a form that is in Good Order. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request. Transfers received after the close of the New York Stock Exchange (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier and received in Good Order. We may permit, in certain limited circumstances, for a limited category of policies, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

•	reject a transfer request from you or from any person acting on your behalf,

•	restrict the method of making a transfer,

•	charge you for any redemption fee imposed by an underlying Fund, and/or

47

•	limit the dollar amount, frequency or number of transfers.

The following transfers will not be subject to the general limitations outlined above, although We reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, and the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Transfer requests must be sent in Good Order. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require Us to share specific Policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other Policyowners. The risks described below apply to Policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

•

Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The

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policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2) increased administrative and Fund brokerage expenses.

(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on Our standards and limits for issuing insurance and classifying risks. An additional “Term Insurance Benefit” is provided by a rider and is subject to the terms of both the policy and the rider. The Policyowner may select either the Supplementary Term Rider (“STR”) or the Level Term Rider (“LTR”), but not both riders. Also, the STR is not available to Policyowners who elect the Guideline Premium Test (see “Premium Payments” for more information). If desired, the riders must have been elected at the time the policy application was completed. Unlike the STR (which adjusts to maintain a targeted life insurance benefit in combination with the base policy) the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

Supplementary Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Face Amount when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table”, the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

•	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the Life Insurance Benefit.

•	Option 2— The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the Life Insurance Benefit.

•	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the Life Insurance Benefit.

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However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the STR will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the Policyowner may:

•	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

•	Convert the STR to increase the Face Amount of the policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

The Policyowner may request changes to the policy under the STR if:

(a) the Target Face Amount is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

(b) the Term Insurance Benefit does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the STR ends on the earliest of:

(a) the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the rider,

(b) the policy anniversary on which the Insured is or would have been 100, as required by law,

(c) the date the STR is fully converted, or

(d) the date the policy ends or is surrendered.

Level Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit of this rider is the amount specified in the application and is shown on the Policy Data Page.

Within certain limits, the Policyowner may:

•	Increase or decrease the Term Insurance Benefit of the rider; and/or

•	Convert this rider to increase the Face Amount of Policyowner’s base policy.

If the LTR is in effect, the Policyowner may request changes to the policy if:

(a) The total of the Term Insurance Benefit of this rider and the Face Amount of the policy is not decreased to an amount below $150,000 unless the decrease is due to a partial withdrawal under the policy.

(b) The Face Amount of the rider does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit of the rider or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the LTR ends on the earliest of:

(a) the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the LTR,

(b) the policy anniversary on which the Insured is or would have been 100, as required by law,

(c) the date the LTR is fully converted, or

(d) the date the policy ends or is surrendered.

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Term Rider vs. Base Policy Coverage

You should consider a number of factors when deciding whether to purchase life insurance benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial life insurance benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth that a term rider may have. See “Charges Associated with the Policy—Deductions From Premium Payments—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under a term rider. In general, these rates are lower for life insurance benefit coverage provided under a term rider than coverage under the policy for the first six Policy Years. Usually, beginning in Policy Year seven, the cost of insurance rates under the term rider may be higher than the cost of insurance charges under the policy. This can impact your policy in different ways depending on the timing and amount of premiums you pay into the policy as well as the policy’s actual investment performance.

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

You should review several illustrations with various combinations of base policy and term rider coverage using a variety of rates of return. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your Registered Representative to review your various options.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form in Good Order. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

•	the dollar amount you want to have transferred (minimum transfer $100);

•	the Investment Division you want to transfer money from;

•	the Investment Division(s) and/or Fixed Account you want to transfer money to;

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•	the date on which you want the transfers to be made, within limits; and

•	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request in Good Order. We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

To cancel the Dollar Cost Averaging option, We must receive a written request in Good Order. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose the AAR feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form in Good Order. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division’s investment results would cause this balance to shift. If you elect the AAR feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count AAR transfers against any limitations We may impose on the number of free transfers.

To cancel the AAR feature, We must receive a written request in Good Order. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

24 MONTH EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date, the Policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured that We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange to Us at the Service Office noted on the first page of this prospectus. Upon an exchange of a policy, all riders and benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable Allocation Alternatives such as the Investment Divisions.

In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange,

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the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the Policyowner sends Us the policy along with a signed request; or (b) the Business Day We receive the policy in Good Order and the necessary payment for the exchange, if any.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect, the Cash Value applied to your new policy.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because We have discontinued sales of this policy, you may not exchange another policy for one described in this prospectus. Before making an exchange, you should compare both policies carefully. Remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for the new policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

PREMIUM PAYMENTS

PLANNED AND UNPLANNED PREMIUM PAYMENTS

While the policy is in force, the Policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the Policyowner may make premium payments at any interval and by any method We make available. Premium payments must be sent in Good Order by check or wire transfer. You selected a premium payment schedule in the application and these amounts, along with the amount of the first premium, are designated as the Planned Premium. You may elect not to make a Planned Premium payment at any time.

You may also make premium payments that are not planned, which are referred to as unplanned premiums. If an unplanned premium payment would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy’s Cash Surrender Value. You can call the Service Office noted on the first page of this prospectus to determine if We have received your premium payment.

No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must be sent in Good Order.

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RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium payment will be credited to your policy on the Business Day that it is received in Good Order, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the Service Office noted on the first page of the prospectus (or any other address We indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in Good Order.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions or the Fixed Account according to the instructions on your Premium Allocation Form. If you cancel your policy, however, We will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either the Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of initial and subsequent premium payments is subject to the suitability standards of the selling broker-dealer (including those of Our affiliated broker-dealer, NYLIFE Securities).

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount

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permitted under the GPT to the date We return the premiums to you. See “Policy Payment Information—Life Insurance Benefit Options” for more information. You may call the Service Office noted on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form in Good Order. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages may contain up to two decimal places and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time We agree to reinstate it.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy under certain circumstances. To increase the Face Amount of your policy, you must send a written request in Good Order. The amount of an increase in Face Amount is subject to Our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in Good Order.

A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the Policyowner’s signed request for the decrease in Good Order. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Target Face Amount decrease.

The Policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in the Face Amount (or for policyowners who have elected to include a term rider, the Target Face Amount) will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

We will pay proceeds to your Beneficiary in one sum when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

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plus 2)	any additional death benefits available under the term riders you have chosen;

less 3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

less 4)	any outstanding policy charges;

plus 5)	any interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be 3% per year, and will not be less than that required by law.

See “Life Insurance Benefit Options” for more information.

Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the Life Insurance Benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See “Federal Income Tax Considerations.”

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the insured last resided, as shown on Our books and records, or to Delaware (Our state of domicile). This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact Us at 1 (888) 695-4748 or send written notice to NYLIAC at the address noted on the first page of this prospectus (or any other address We indicate to you in writing).

BENEFICIARIES OR PAYEES

The Beneficiary is the person(s) or entity(ies) you have specified in Our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s Beneficiary:

•	You name the Beneficiary when you apply for the policy.

•	You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

•

To change a revocable Beneficiary while the Insured is living, you must send a written request in Good Order. Generally, the change will take effect as of the date the request is signed subject to any payments We made or actions We have already taken.

•

If no Beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

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WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, We will generally pay any Cash Surrender Value, Alternative Cash Surrender Value, if applicable, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements in Good Order.

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, the Alternative Cash Surrender Value, or the Policy Proceeds during any period that:

(a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(b) the SEC, by order, permits Us to delay payment in order to protect Our Policyowners.

•	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

•

We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or Policy Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, Policy Proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We will pay interest on Policy Proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law.

Payment Options

We will pay the Policy Proceeds in one sum unless the Beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, We may pay any unpaid amount or present value in one sum.

Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year and not less than that required by law.

•	Interest Accumulation Option (Option 1 A)

Under this option, the portion of the Policy Proceeds the Beneficiary chooses to keep with Us will earn interest each year. The Beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

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Under this option, We will pay interest on all or part of the Policy Proceeds you choose to keep with Us. We will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with Us.

•	Life Income Option (Option 2)

Under this option, We make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table “a” with Projection Scale G and with interest compounded each year at 3%.

If you make a written request to the Service Office, in Good Order, We will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, We increase or decrease the payee’s age at that time, as follows:

2013-2016	2017-2026	2027-2036	2037 and later
0	–1	–2	–3

A decrease in the payee’s age results in lower payments than if no decrease was made.

Electing or Changing a Payment Option

While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request in Good Order. You can also name or change one or more of the Beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing to the Service Office and We agree.

If We agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, We may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in Our General Account.

LIFE INSURANCE BENEFIT OPTIONS

Policy Proceeds are payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death in Good Order, We will pay the Beneficiary the Life Insurance Benefit determined as of the date the Insured dies as part of the Policy Proceeds. All or part of the Policy Proceeds can be paid in cash or applied under one or more of Our payment options described under “Policy Payment Information—When We Pay Policy Proceeds—Payment Options.”

The amount of the Life Insurance Benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

(1) Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

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(2) Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(3) Life Insurance Benefit Option 3 provides a Life Insurance benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any benefit provided by a term rider is added to the amount of the Life Insurance Benefit. We pay interest on the Policy Proceeds from the date of death to the date the Policy Proceeds are paid or a payment option becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternative Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the “Corridor” table or the “CVAT” table, before the policy is issued. The Life Insurance Benefit will vary depending on which table you select. You can find the table that contains the percentages in the Policy Data Pages.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a GPT and a cash value corridor test or (2) a CVAT. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the CVAT. A policy using the Corridor table must also satisfy the GPT of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the GPT Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	215%	215%
(4) Alternative Cash Surrender Value multiplied by

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Percentage from Corridor Table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	288%	288%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$144,000	$115,200
(5) Life Insurance Benefit = Greater of (1) and (4)	$144,000	$115,200

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first policy anniversary, the Policyowner can change the Life Insurance Benefit Option. However,changes to Life Insurance Benefit Option 3 will not be allowed at any time. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the Policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below Our minimum amount requirements.

In order to change your Life Insurance Benefit Option, you must submit a signed written request in Good Order.

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor Policyowner can be named in the application, or in a signed written request in Good Order. The successor Policyowner will become the new Policyowner when the original Policyowner dies, if the original Policyowner dies before the Insured. If no successor Policyowner survives the original Policyowner and the original Policyowner dies before the Insured, the original Policyowner’s estate becomes the new Policyowner.

The Policyowner can also change the Policyowner by sending a signed written request in Good Order. When this change takes effect, all rights of ownership in this policy will pass to the new Policyowner.

When We record a change of Policyowner or successor Policyowner, these changes will take effect as of the date of the Policyowner’s signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the Policyowner or naming a new successor Policyowner cancels any prior choice of Policyowner or successor Policyowner, respectively, but does not change the Beneficiary.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, We must bring any legal action contesting the validity of your policy within two years of the Issue Date. After that, We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. However, for any increase(s) in Face Amount, Target Face Amount, or Term

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Insurance Benefit provided by a rider, other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. This includes when the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit under any attached rider. In such cases, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective. If this policy ends and is reinstated, We will not contest the policy after it has been in effect during the lifetime of the Insured for two years from the date of reinstatement.

SUICIDE

If the Insured commits suicide within two years from the Issue Date or less where required by law, and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

If the Policyowner increased the Face Amount, Target Face Amount or Term Insurance Benefit, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to such an increase the only amount payable with respect to that increase will be the total cost of insurance We deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit under any attached rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective.

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Life Insurance Benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of such assignment in Good Order. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal from the policy’s Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Investment Divisions and/or the Fixed Account in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount will be reduced by the amount of the withdrawal. To withdraw funds from the policy, We must receive your signed request in Good Order.

We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below Our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

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For policies where Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the greater of (a) or (b) where:

(a) is zero, or

(b) the amount of the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

If the above results in zero or a negative amount, no adjustment will be made to the Face Amount.

For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b) where:

(a) is zero, and (b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

If the above results in zero or a negative amount, there will be no adjustment in the policy’s Face Amount.

Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the Policyowner’s signed request in Good Order.

A partial withdrawal may result in taxable income to you and a 10% penalty may apply. (See “Federal Income Tax Considerations”.)

SURRENDERS

CASH VALUE

The Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the DPL Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

Upon surrender, you will receive the full Cash Surrender Value, or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request, in Good Order, unless a later effective date

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is selected. All insurance will end on the date We receive your request for full cash surrender at the Service Office.

You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

CorpExec VUL II:

The DPL Account value during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year.

The DPL Account value on each Monthly Deduction Day on and or after the first policy anniversary will be equal to (a) multiplied by (b), where:

(a) is the cumulative sales expense charge and state and federal premium tax charges; and

(b) is (i) divided by (ii), where:

(i) is the number of Monthly Deduction Days remaining until the 7th Policy Anniversary; and

(ii) 72.

After the first seven policy years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL III:

The DPL Account value during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 8th policy anniversary, the DPL Account will be amortized monthly on a straight-line basis. The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

(a) is the value of the DPL Account as of the prior Monthly Deduction Day;

(b) is the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

(c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th policy anniversary.

After the first eight policy years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL IV:

We will credit interest on any amount placed in the DPL Account as of the Business Day We receive it. The value of the DPL Account during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on each policy anniversary. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	11.1%	Policy Anniversary 6	25.0%
Policy Anniversary 2	12.5%	Policy Anniversary 7	33.3%
Policy Anniversary 3	14.3%	Policy Anniversary 8	50.0%
Policy Anniversary 4	16.7%	Policy Anniversary 9	100.00%
Policy Anniversary 5	20.0%

The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

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(a) is the value of the DPL Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	88.9%	Policy Year 6	80.0%
Policy Year 3	87.5%	Policy Year 7	75.0%
Policy Year 4	85.7%	Policy Year 8	66.7%
Policy Year 5	83.3%	Policy Year 9	50.0%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

After the first nine policy years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL V:

We will credit interest on any amount placed in the DPL Account. The value of the DPL Account during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on each policy anniversary. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	9.5%	Policy Anniversary 6	20.0%
Policy Anniversary 2	10.0%	Policy Anniversary 7	23.0%
Policy Anniversary 3	10.5%	Policy Anniversary 8	24.0%
Policy Anniversary 4	12.0%	Policy Anniversary 9	25.0%
Policy Anniversary 5	17.0%	Policy Anniversary 10	100.0%

The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a) is the value of the DPL Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	90.5%	Policy Year 7	80.0%
Policy Year 3	90.0%	Policy Year 8	77.0%
Policy Year 4	89.5%	Policy Year 9	76.0%
Policy Year 5	88.0%	Policy Year 10	75.0%
Policy Year 6	83.0%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

After the first ten policy years or upon termination of the policy, the value of the DPL Account is zero.

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REQUESTING A SURRENDER

To surrender the policy, you must send a written request in Good Order. Surrender requests may also be accepted via fax or e-mail.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day We receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

LOANS

Using the policy as sole security, you may borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of an amount equal to your policy’s Cash Surrender Value. Your state may have a different limit for loan value. See your policy for more information.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of Our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and/or the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) the loan interest to the next policy anniversary; plus (3) any Policy Debt; minus (4) the amount in the Loan Account before these transfers. The effective date of the loan is the Business Day We receive your loan request in Good Order, if We receive it before the close of regular trading on the New York Stock Exchange, generally 4 P.M. EST. Requests received after the New York Stock Exchange closes are effective the next Business Day.

The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred will be allocated according to the Policyowner’s premium allocation in effect at the time of transfer unless the Policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate We determine which will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Data Page, and (2) the effective annual loan rate less 2%. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the effective annual rate We charge for loan interest. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

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LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, currently We charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by Us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Any loan interest that you do not pay as of the policy anniversary will become part of the loan, and will also accrue interest. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the Policyowner of that increase at least 30 days prior to the effective date of the increase.

(5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by Us will be applied as directed by the Policyowner.

If a loan is outstanding when the Policy Proceeds or surrender proceeds become payable, We will deduct the amount of any Policy Debt from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the Policyowner at the last known address, and a copy to the last known assignee on Our records. All insurance will end 31 days after the date on which We mail that notice to the Policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See “TERMINATION AND REINSTATEMENT—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned Amounts held in the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

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In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you. (See “Federal Income Tax Considerations” for more information.) Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on Our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

If the Insured dies during the late period, We will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

A Policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in Good Order within five years after the policy is terminated if the Policyowner did not surrender it for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value. When the Policyowner applies for reinstatement, the Policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement that is in Good Order.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

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The discussion in this section is based on Our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with Our receipt of premiums. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for Our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for Our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

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The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the Policyowner, We believe that the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy Beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyowner provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $120,000 (for 2016), directors and anyone else in the top 35 percent of employees based on compensation;

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(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated Beneficiary of the insured under the policy (other than the policyowner), a trust established for either the family member’s or Beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, Beneficiary, trust or estate.

Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable

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amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The IRS is considering the status of a life insurance policy after the Insured reaches age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the Insured becomes age 100 and that the Policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the Insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value or Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, or Alternative Cash Surrender Value, as the case may be, less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender, or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of

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rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value or, if applicable the Alternative Cash Surrender Value, is more than the Cumulative Premium Amount you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the Policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate Policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the Policy Proceeds received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the Policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

QUALIFIED PLANS

The policies may not be used with qualified plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number

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has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July 1, 2014.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

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TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2016, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-7, and 1.5% for Policy Years 8-10. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for policy years 5-10.

The total commissions paid during the fiscal years ended December 31, 2015, 2014 and 2013 were $12,867, $169,328, and $457,442, respectively. NYLIFE Distributors did not retain any of these commissions.

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Service entities, which may be affiliates of broker-dealers, may also receive service fees and/or compensation based on a percentage of a policy’s Cash Value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

Although the policies are no longer sold, premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information (“SAI”) for additional information on distribution and compensation arrangements. The SAI is posted on Our website, www.newyorklife.com. For a paper copy of the SAI, call (888) 695-4748 or write to the Service Office noted on the first page of this prospectus.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing your policy’s Cash Value, Cash Surrender Value, (and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify Us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 (including the report of the independent registered public accounting firm), and the

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Separate Account statement of assets and liabilities as of December 31, 2015, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review your policy.

California:

Free Look. Within 20 days after delivery (30 days if you are 60 or more and you, not your employer, own the policy), you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy’s Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

District of Columbia:

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

New York:

Free Look. Within 10 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

North Carolina:

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

Oklahoma:

Free Look. Within 20 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

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APPENDIX A

ILLUSTRATIONS

The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

The tables are for a policy issued to a male with nonsmoker, guaranteed issue underwriting class and an issue age of 45 with a planned annual premium of $7,000 for 20 years, an initial Face Amount of $400,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value, Cash Surrender Value, and, if applicable, Alternative Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the Policyowner pays more than the stated premium.

Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charge is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charge is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

For CorpExec VUL II, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% (on a current basis) of the average daily Accumulation Value.

For CorpExec VUL III and CorpExec VUL IV, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-25, and 0.25% in years 26+ (on a current basis) of the Accumulation Value.

For CorpExec VUL V, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.50% in years 1-10, and 0.25% thereafter (on a current basis) of the Accumulation Value.

Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the average daily Accumulation Value.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.79% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of: -1.04%, 4.90%, and 8.86% for CorpExec VUL II Table 1, -1.68%, 4.22%, and 8.15% for CorpExec VUL II Table 2, and -0.79%, 5.16%, and 9.13% for CorpExec VUL III, CorpExec VUL IV, and CorpExec VUL V for Tables 1 and 2.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

CORPEXEC VUL II

TABLE 1

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,058	5,382	5,597	6,248	6,572	6,787
2	400,000	400,000	400,000	10,282	11,260	11,934	12,032	13,010	13,684
3	400,000	400,000	400,000	15,397	17,373	18,779	17,404	19,380	20,785
4	400,000	400,000	400,000	20,375	23,701	26,147	22,335	25,661	28,107
5	400,000	400,000	400,000	25,232	30,273	34,102	26,842	31,883	35,712
6	400,000	400,000	400,000	29,935	37,066	42,666	30,892	38,023	43,623
7	400,000	400,000	400,000	34,417	44,025	51,827	34,417	44,025	51,827
8	400,000	400,000	400,000	39,103	51,615	62,119	39,103	51,615	62,119
9	400,000	400,000	400,000	43,658	59,507	73,268	43,658	59,507	73,268
10	400,000	400,000	400,000	48,113	67,751	85,388	48,113	67,751	85,388
15	400,000	400,000	400,000	66,544	112,742	162,132	66,544	112,742	162,132
20	400,000	400,000	469,309	75,823	163,658	276,064	75,823	163,658	276,064
25	400,000	400,000	608,205	41,827	184,848	400,135	41,827	184,848	400,135
30		400,000	793,284		201,325	574,843		201,325	574,843
35		400,000	1,043,006		202,819	814,849		202,819	814,849
40		400,000	1,370,041		164,769	1,141,701		164,769	1,141,701
45			1,792,353			1,572,240			1,572,240
50			2,263,509			2,076,614			2,076,614
55			2,834,395			2,778,818			2,778,818
Assuming a Fund fee average of 0.79%: 0% gross = –1.04% net 6% gross = 4.90% net 10% gross = 8.86% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 7 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL II

TABLE 2

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	3,814	4,096	4,285	5,022	5,304	5,492
2	400,000	400,000	400,000	7,723	8,538	9,102	9,502	10,318	10,881
3	400,000	400,000	400,000	11,449	13,051	14,195	13,491	15,093	16,237
4	400,000	400,000	400,000	14,951	17,594	19,544	16,946	19,589	21,539
5	400,000	400,000	400,000	18,232	22,170	25,173	19,871	23,809	26,812
6	400,000	400,000	400,000	21,297	26,783	31,112	22,271	27,757	32,087
7	400,000	400,000	400,000	24,102	31,392	37,345	24,102	31,392	37,345
8	400,000	400,000	400,000	26,958	36,327	44,246	26,958	36,327	44,246
9	400,000	400,000	400,000	29,527	41,247	51,507	29,527	41,247	51,507
10	400,000	400,000	400,000	31,769	46,118	59,129	31,769	46,118	59,129
15	400,000	400,000	400,000	37,342	68,955	103,546	37,342	68,955	103,546
20	400,000	400,000	400,000	30,326	86,273	162,035	30,326	86,273	162,035
25		400,000	400,000		48,955	197,678		48,955	197,678
30			400,000			237,367			237,367
35			400,000			281,972			281,972
40			418,503			348,753			348,753
45			502,281			440,598			440,598
50			606,441			556,368			556,368
55			719,334			705,229			705,229
Assuming a Fund fee average of 0.79%: 0% gross = –1.68% net 6% gross = 4.22% net 10% gross = 8.15% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 7 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL III

TABLE 1

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,705	6,054	6,287	6,685	7,034	7,267
2	400,000	400,000	400,000	11,586	12,656	13,394	12,966	14,036	14,774
3	400,000	400,000	400,000	17,258	19,429	20,974	18,933	21,104	22,649
4	400,000	400,000	400,000	22,698	26,354	29,041	24,542	28,198	30,886
5	400,000	400,000	400,000	27,995	33,530	37,734	29,851	35,386	39,590
6	400,000	400,000	400,000	33,232	41,054	47,196	34,843	42,665	48,806
7	400,000	400,000	400,000	38,324	48,856	57,404	39,409	49,941	58,490
8	400,000	400,000	400,000	43,477	57,167	68,655	43,477	57,167	68,655
9	400,000	400,000	400,000	48,502	65,814	80,833	48,502	65,814	80,833
10	400,000	400,000	400,000	53,360	74,775	93,987	53,360	74,775	93,987
15	400,000	400,000	400,000	75,309	125,138	178,199	75,309	125,138	178,199
20	400,000	400,000	517,415	92,582	186,417	304,362	92,582	186,417	304,362
25	400,000	400,000	678,701	70,643	222,749	446,514	70,643	222,749	446,514
30	400,000	400,000	908,541	38,811	268,218	658,363	38,811	268,218	658,363
35		416,352	1,237,114		325,275	966,495		325,275	966,495
40		473,426	1,694,035		394,522	1,411,696		394,522	1,411,696
45		543,095	2,340,127		476,399	2,052,743		476,399	2,052,743
50		624,852	3,241,956		573,259	2,974,272		573,259	2,974,272
55		717,133	4,479,915		703,071	4,392,074		703,071	4,392,074
Assuming a fund fee average of 0.79% 0% gross = -0.79% net 6% gross = 5.16% net 10% gross = 9.13% net

(1)	Assumes that no policy loan or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 8 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL III

TABLE 2

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

GUARANTEED CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	3,813	4,095	4,283	5,020	5,302	5,491
2	400,000	400,000	400,000	7,720	8,535	9,099	9,550	10,365	10,929
3	400,000	400,000	400,000	11,446	13,047	14,192	13,744	15,345	16,490
4	400,000	400,000	400,000	14,949	17,591	19,542	17,530	20,171	22,122
5	400,000	400,000	400,000	18,236	22,170	25,177	20,867	24,802	27,808
6	400,000	400,000	400,000	21,308	26,791	31,125	23,681	29,164	33,497
7	400,000	400,000	400,000	24,125	31,411	37,372	25,775	33,061	39,022
8	400,000	400,000	400,000	26,987	36,352	44,282	26,987	36,352	44,282
9	400,000	400,000	400,000	29,552	41,270	51,544	29,552	41,270	51,544
10	400,000	400,000	400,000	31,792	46,138	59,168	31,792	46,138	59,168
15	400,000	400,000	400,000	37,347	68,951	103,591	37,347	68,951	103,591
20	400,000	400,000	400,000	30,303	86,221	162,087	30,303	86,221	162,087
25		400,000	400,000		48,813	197,725		48,813	197,725
30			400,000			237,381			237,381
35			400,000			281,854			281,854
40			417,934			348,278			348,278
45			501,639			440,034			440,034
50			605,717			555,703			555,703
55			718,536			704,447			704,447
Assuming a fund fee average of 0.79% 0% gross = -0.79% net 6% gross = 5.16% net 10% gross = 9.13% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 8 Policy Years and the Cash Surrender Value thereafter

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL IV

TABLE 1

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,705	6,054	6,287	6,783	7,132	7,365
2	400,000	400,000	400,000	11,586	12,656	13,394	13,256	14,327	15,064
3	400,000	400,000	400,000	17,259	19,430	20,974	19,473	21,644	23,188
4	400,000	400,000	400,000	22,699	26,355	29,043	25,380	29,036	31,724
5	400,000	400,000	400,000	27,998	33,533	37,737	31,032	36,567	40,771
6	400,000	400,000	400,000	33,237	41,059	47,201	36,399	44,222	50,364
7	400,000	400,000	400,000	38,331	48,864	57,413	41,403	51,935	60,484
8	400,000	400,000	400,000	43,489	57,180	68,669	45,999	59,691	71,179
9	400,000	400,000	400,000	48,518	65,832	80,853	50,091	67,405	82,426
10	400,000	400,000	400,000	53,376	74,794	94,009	53,376	74,794	94,009
15	400,000	400,000	400,000	75,324	125,163	178,233	75,324	125,163	178,233
20	400,000	400,000	517,500	92,597	186,449	304,412	92,597	186,449	304,412
25	400,000	400,000	678,814	70,658	222,792	446,588	70,658	222,792	446,588
30	400,000	400,000	908,692	38,826	268,277	658,473	38,826	268,277	658,473
35		416,455	1,237,320		325,356	966,656		325,356	966,656
40		473,543	1,694,316		394,619	1,411,930		394,619	1,411,930
45		543,230	2,340,516		476,517	2,053,084		476,517	2,053,084
50		625,006	3,242,495		573,400	2,974,766		573,400	2,974,766
55		717,310	4,480,660		703,245	4,392,804		703,245	4,392,804
Assuming a Fund fee average of 0.79%: 0% gross = –0.79% net 6% gross = 5.16% net 10% gross = 9.13% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 9 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL IV

TABLE 2

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	3,813	4,095	4,283	5,020	5,302	5,491
2	400,000	400,000	400,000	7,720	8,535	9,098	9,618	10,433	10,996
3	400,000	400,000	400,000	11,445	13,047	14,191	13,918	15,519	16,663
4	400,000	400,000	400,000	14,949	17,590	19,541	17,863	20,504	22,455
5	400,000	400,000	400,000	18,236	22,171	25,177	21,436	25,371	28,377
6	400,000	400,000	400,000	21,311	26,794	31,128	24,613	30,096	34,430
7	400,000	400,000	400,000	24,134	31,420	37,381	27,306	34,592	40,553
8	400,000	400,000	400,000	27,008	36,374	44,304	29,508	38,875	46,805
9	400,000	400,000	400,000	29,586	41,307	51,583	31,126	42,846	53,122
10	400,000	400,000	400,000	31,826	46,177	59,210	31,826	46,177	59,210
15	400,000	400,000	400,000	37,380	69,002	103,658	37,380	69,002	103,658
20	400,000	400,000	400,000	30,336	86,289	162,195	30,336	86,289	162,195
25		400,000	400,000		48,912	197,913		48,912	197,913
30			400,000			237,736			237,736
35			400,000			282,641			282,641
40			420,136			350,113			350,113
45			504,287			442,357			442,357
50			608,917			558,639			558,639
55			722,336			708,172			708,172
Assuming a Fund fee average of 0.79%: 0% gross = –0.79% net 6% gross = 5.16% net 10% gross = 9.13% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 9 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL V

TABLE 1

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CAHS VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,466	5,801	6,024	6,794	7,129	7,353
2	400,000	400,000	400,000	11,050	12,073	12,778	13,296	14,319	15,024
3	400,000	400,000	400,000	16,428	18,498	19,972	19,569	21,640	23,113
4	400,000	400,000	400,000	21,574	25,056	27,617	25,580	29,062	31,623
5	400,000	400,000	400,000	26,580	31,845	35,846	31,355	36,621	40,622
6	400,000	400,000	400,000	32,027	39,492	45,352	36,707	44,172	50,031
7	400,000	400,000	400,000	37,326	47,420	55,603	41,752	51,846	60,029
8	400,000	400,000	400,000	42,649	55,823	66,857	46,546	59,720	70,754
9	400,000	400,000	400,000	47,840	64,563	79,035	51,244	67,968	82,440
10	400,000	400,000	400,000	52,859	73,617	92,182	55,812	76,570	95,134
15	400,000	400,000	400,000	76,354	125,824	178,220	76,354	125,824	178,220
20	400,000	400,000	524,335	95,345	190,157	308,432	95,345	190,157	308,432
25	400,000	400,000	694,703	74,231	230,119	457,042	74,231	230,119	457,042
30	400,000	400,000	929,974	42,512	278,390	673,894	42,512	278,390	673,894
35		433,712	1,266,309		338,838	989,304		338,838	989,304
40		493,183	1,734,023		410,986	1,445,019		410,986	1,445,019
45		565,775	2,395,376		496,294	2,101,207		496,294	2,101,207
50		650,961	3,318,506		597,212	3,044,501		597,212	3,044,501
55		747,112	4,585,705		732,463	4,495,790		732,463	4,495,790
Assuming a Fund fee average of 0.79%: 0% gross = –0.79% net 6% gross = 5.16% net 10% gross = 9.13% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL V

TABLE 2

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	3,813	4,095	4,283	5,020	5,302	5,491
2	400,000	400,000	400,000	7,720	8,535	9,099	9,652	10,467	11,031
3	400,000	400,000	400,000	11,446	13,047	14,192	14,020	15,621	16,765
4	400,000	400,000	400,000	14,951	17,592	19,544	18,085	20,726	22,677
5	400,000	400,000	400,000	18,241	22,176	25,182	21,814	25,749	28,756
6	400,000	400,000	400,000	21,318	26,802	31,136	25,054	30,538	34,872
7	400,000	400,000	400,000	24,145	31,433	37,394	27,876	35,163	41,125
8	400,000	400,000	400,000	27,025	36,393	44,325	30,342	39,711	47,643
9	400,000	400,000	400,000	29,616	41,341	51,619	32,576	44,301	54,579
10	400,000	400,000	400,000	31,881	46,238	59,276	34,534	48,891	61,929
15	400,000	400,000	400,000	37,434	69,082	103,762	37,434	69,082	103,762
20	400,000	400,000	400,000	30,391	86,398	162,366	30,391	86,398	162,366
25		400,000	400,000		49,069	198,208		49,069	198,208
30			400,000			238,296			238,296
35			400,000			283,880			283,880
40			423,470			352,891			352,891
45			508,293			445,871			445,871
50			613,761			563,083			563,083
55			728,087			713,811			713,811
Assuming a Fund fee average of 0.79%: 0% gross = –0.79% net 6% gross = 5.16% net 10% gross = 9.13% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL. The SAI is available without charge upon request. You can request the SAI by mail by contacting NYLIAC at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on Our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Page
Distribution and Compensation Arrangements	2
Financial Statements	3
NYLIAC & Separate Account Financial Statements	F-1

Information about CorpExec VUL, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or more information about your policy, contact your Registered Representative or call Us at (888) 695-4748.

SEC File Number: 811-07697

77

Statement of Additional Information

dated

May 1, 2016

for

Corporate Executive Series

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2016 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.

CorpExec VUL is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

1

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-7, and 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for Policy Years 5-10.

The commissions paid during the fiscal years ended December 31, 2015, 2014, and 2013 were $12,867, $169,328 and $457,422 respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

Although the policies are no longer sold, premium payments are accepted on a continuous basis.

2

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2015 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

3

New York Life Insurance and Annuity Corporation

CorpExec VUL VI

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2016

A flexible premium corporate sponsored variable life insurance policy offered to individuals under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

Please use the following address to send policy premium payments and service requests to Us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway, Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_EB_Admin_Service@newyorklife.com

This prospectus describes NYLIAC CorpExec VUL VI, which is part of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies. The other policies in the NYLIAC Corporate Executive Series are described in a separate prospectus. In this prospectus, the words “We,” “Our” or “Us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

2

The CEVUL VI Policy may not be available in your jurisdiction. Please ask your registered representative for more information.

3

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CorpExec VUL. Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before you purchase or make additional premium payments to a policy. More complete and detailed information regarding these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the performance of each Investment Division in the Separate Account;

•	the amount in and the interest credited on the amount held in the Fixed Account, if any; and

•	the amount in and the interest rate credited on the amount held in the Loan Account, if any.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your needs.

Liquidity through Loans

Using the policy as sole security, you may borrow any amount up to the loan value of the policy.

Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Value less any Policy Debt.

Liquidity through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Face Amount to drop below Our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and must be in Good Order. (See “Partial Withdrawals and Surrenders—Partial Withdrawals”.)

Allocation Alternatives

After We deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 118 Allocation Alternatives (115 of which are available to all policyowners). Certain policies can allocate among up to 35 Allocation Alternatives; please contact Us for more information. The Allocation Alternatives consist of 117 Investment Divisions (114 of

4

which are available to all policyowners) and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request in Good Order. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and Our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

The policy offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•

Option 1—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 2—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 3—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

Under these options, if the Insured dies on or after the policy anniversary on which the Insured is age 100, the Life Insurance Benefit will equal the Alternative Cash Surrender Value less any Policy Debt.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging. Please see “Description of the Policy-Options Available at No Additional Charge” for complete information.

Optional Riders

The policy offers additional insurance coverage and other benefits through the Supplementary Term Rider. This rider has a cost associated with it.

•

Supplementary Term Rider (“STR”). The Supplementary Term Rider allows term insurance coverage to be added to the permanent life insurance coverage provided by the base policy, thus increasing the overall amount of life insurance coverage. The blend of base policy life insurance coverage and STR life insurance coverage affects the sales expense charges and cost of insurance charges that you pay and the compensation the registered representative selling your policy receives. Generally, the STR offers life insurance coverage that is less expensive (particularly for younger insureds) than base policy coverage, but offers no cash value accumulation.

5

For some policies, you may select the proportion of base coverage and term coverage. You should carefully consider the total amount of insurance coverage needed, and the need for permanent cash value life insurance, when deciding how much term coverage, if any, to add to the base policy coverage. You should also consider how the proportion of base coverage and term coverage you choose affects policy charges.

While you cannot change the initial proportion of base and term coverage chosen, you may make certain changes after your policy is issued. Before you purchase a policy, you should carefully consider both the cost of the pre-selected blend of coverage offered to you and whether the blend meets your life insurance needs.

Please see “Description of the Policy-Additional Benefits Through Riders – Supplementary Term Rider” for complete information about the STR, including factors to consider in determining the coverage blend and limits on changes in the amount of term coverage after your policy is issued.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life. New York Life has more than 170 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General Account, are applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims and are not backed or guaranteed by New York Life.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force.

Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or Life Insurance Benefit. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the Policyowner at the last known address, and a copy to the last known assignee on Our records, if applicable, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the Policy Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

6

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and the STR, if elected when the policy was first purchased) under certain circumstances. See “Termination and Reinstatement— Reinstatement Option.”

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, a policy surrender or lapse will result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to one or more of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Cybersecurity Risk

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber attack risks that are common to all insurers and financial service providers.

7

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interests of other policyowners. Generally, We require that all transfer requests be submitted in writing through the U.S. Mail or an overnight carrier. However, We may permit, in certain limited circumstances; transfer requests to be submitted by fax transmission. We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	Increased administrative and Fund brokerage expenses and/or

•	Dilution of the interests of long-term investors.

An underlying Fund may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing Us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

8

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make premium payments under the policy, make a partial withdrawal, or transfer Cash Value between Allocation Alternatives.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid[1] Guaranteed maximum: 15.75% of premiums paid[2]

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 2.00% of premiums paid[3] Guaranteed maximum: 3.00% of premiums paid

State Premium Tax Charge or premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes

State Premium Tax Charge or premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid[5] Guaranteed maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	When premium payment is applied up to age 100	Current: No charge Guaranteed maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	When premium payment is applied up to age 100	Current: No charge Guaranteed maximum: $25

[1]	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.
[2]	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 11.75% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.
[3]	Current sales expense charges for premium payments made over the Target Premium are 2% in Years 1-7 and 0% in Years 8 and beyond.
[4]	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.
[5]	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

9

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge[1]	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $83.33 per $1,000 of Net Amount at Risk[2]

Guaranteed Minimum: $0.04 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day	Current: $0.00 Policy Year 1, $5.00 thereafter ($60.00 annually) Guaranteed Maximum: $11.00 ($132 annually)

Mortality and Expense Risk Charge as a % of Accumulation Value	Each Monthly Deduction Day

Current: An annual rate of 0.25% in Policy Year 1 0.45% in Policy Years 2-10 and 0.25% thereafter of the Accumulation Value[3]

Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% per year. Guaranteed Maximum: 6.00% per year.

Rider Supplementary Term Rider[1]	Each Monthly Deduction Day until the rider expires

Guaranteed Maximum: $83.33 per $1,000 of Term Insurance Benefit.

Guaranteed Minimum: $0.04 per $1,000 of Term Insurance Benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Term Insurance Benefit.

[1]

This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.

[2]	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Alternative Cash Surrender Value. See “Life Insurance Benefit Options” for more information.
[3]

We may increase or decrease the current Mortality and Expense Risk charge if the mortality risk profile of Policyowners changes, or if a change in law, regulation or administrative interpretation thereof affects Our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases Our after-tax cost of doing business, or if Our costs of doing business change for any other reason. We will notify Policyowners at least 30 days before the change by prospectus supplement and letter.

10

The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2015. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1,2

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.10%	1.70%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2015. This information is provided by the Funds and their agents. The information is based on 2015 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the tables below and in the prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other funds, and shows the acquired fund fees. The second table shows the operating expense charges for all other Funds.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expenses#	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
BlackRock® Global Allocation V.I. Fund — Class 1	0.62%	0.00%	0.13%	0.00%	0.75%	(0.01%)	0.74%(a)
Deutsche Alternative Asset Allocation VIP — Class A	0.31%	0.00%	0.22%	1.12%	1.65%	(0.24%)	1.41%(h)
Fidelity® VIP Equity-Income Portfolio — Initial Class	0.45%	0.00%	0.09%	0.08%	0.62%	(—)	0.62%
Fidelity® VIP Freedom 2010 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.55%	0.55%	(—)	0.55%(b)
Fidelity® VIP Freedom 2020 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.60%	0.60%	(—)	0.60%(b)
Fidelity® VIP Freedom 2030 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.66%	0.66%	(—)	0.66%(b)
Fidelity® VIP Freedom 2040 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.68%	0.68%	(—)	0.68%(b)
Fidelity® VIP Value Portfolio — Initial Class	0.55%	0.00%	0.14%	0.06%	0.75%	(—)	0.75%
Invesco V.I. American Value Fund — Series I Shares	0.72%	0.00%	0.27%	0.11%	1.10%	(—)	1.10%
Invesco V.I. Mid Cap Core Equity Fund — Series I Shares	0.73%	0.00%	0.30%	0.02%	1.05%	(0.02%)	1.03%(m)
MainStay VP Emerging Markets Equity — Initial Class	1.10%	0.00%	0.30%	0.06%	1.46%	(—)	1.46%
TOPS® Aggressive Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.18%	0.63%	(—)	0.63%(b)
TOPS® Balanced ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.22%	0.67%	(—)	0.67%(b)
TOPS® Conservative ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.25%	0.70%	(—)	0.70%(b)
TOPS® Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.22%	0.67%	(—)	0.67%(b)
TOPS® Managed Risk Balanced ETF Portfolio — Class 2 Shares	0.30%	0.25%	0.10%	0.22%	0.87%	(—)	0.87%(b)
TOPS® Managed Risk Growth ETF Portfolio — Class 2 Shares	0.30%	0.25%	0.10%	0.21%	0.86%	(—)	0.86%(b)
TOPS® Managed Risk Moderate Growth ETF Portfolio — Class 2 Shares	0.30%	0.25%	0.10%	0.21%	0.86%	(—)	0.86%(b)
TOPS® Moderate Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.22%	0.67%	(—)	0.67%(b)

11

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015 unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy (formerly MainStay VP Marketfield) — Initial Class	1.25%	0.00%	0.45%	1.70%	(0.24%)	1.46%(d)
MainStay VP Bond — Initial Class	0.48%	0.00%	0.04%	0.52%	(—)	0.52%
MainStay VP Cash Management — Initial Class*	0.44%	0.00%	0.04%	0.48%	(—)	0.48%
MainStay VP Common Stock — Initial Class	0.54%	0.00%	0.04%	0.58%	(—)	0.58%
MainStay VP Convertible — Initial Class	0.59%	0.00%	0.03%	0.62%	(—)	0.62%
MainStay VP Cornerstone Growth — Initial Class	0.70%	0.00%	0.03%	0.73%	(—)	0.73%
MainStay VP Eagle Small Cap Growth — Initial Class	0.81%	0.00%	0.04%	0.85%	(—)	0.85%(ii)
MainStay VP Epoch U.S. Small Cap (formerly MainStay VP U.S. Small Cap) — Initial Class	0.77%	0.00%	0.04%	0.81%	(—)	0.81%
MainStay VP Floating Rate — Initial Class	0.60%	0.00%	0.05%	0.65%	(—)	0.65%
MainStay VP Government — Initial Class	0.50%	0.00%	0.05%	0.55%	(—)	0.55%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%	0.00%	0.02%	0.58%	(—)	0.58%
MainStay VP ICAP Select Equity — Initial Class	0.76%	0.00%	0.02%	0.78%	(—)	0.78%
MainStay VP International Equity — Initial Class	0.89%	0.00%	0.06%	0.95%	(—)	0.95%
MainStay VP Janus Balanced — Initial Class	0.55%	0.00%	0.03%	0.58%	(—)	0.58%(jj)
MainStay VP Large Cap Growth — Initial Class	0.74%	0.00%	0.03%	0.77%	(—)	0.77%(c)
MainStay VP MFS® Utilities — Initial Class	0.72%	0.00%	0.05%	0.77%	(—)	0.77%
MainStay VP Mid Cap Core — Initial Class	0.85%	0.00%	0.04%	0.89%	(0.02%)	0.87%(e)
MainStay VP S&P 500 Index — Initial Class	0.24%	0.00%	0.03%	0.27%	(—)	0.27%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.74%	0.00%	0.03%	0.77%	(—)	0.77%
MainStay VP VanEck Global Hard Assets (formerly MainStay VP Van Eck Global Hard Assets) — Initial Class	0.89%	0.00%	0.04%	0.93%	(—)	0.93%
AB® VPS International Value Portfolio — Class A**	0.75%	0.00%	0.10%	0.85%	(—)	0.85%
AB® VPS Small/Mid Cap Value Portfolio — Class A	0.75%	0.00%	0.07%	0.82%	(—)	0.82%
Alger SMid Cap Growth Portfolio — Class I-2	0.81%	0.00%	0.18%	1.16%	(0.17%)	0.99%(f)
American Century® VP Inflation Protection Fund — Class II	0.46%	0.25%	0.01%	0.72%	(—)	0.72%
American Century® VP Mid Cap Value Fund — Class II**	0.90%	0.25%	0.01%	1.16%	(0.12%)	1.04%(hh)
American Century® VP Value Fund — Class II	0.87%	0.25%	0.00%	1.12%	(0.18%)	0.94%(g)
American Funds IS® Asset Allocation FundSM — Class 2	0.28%	0.25%	0.01%	0.54%	(—)	0.54%
American Funds IS® Global Bond FundSM — Class 1	0.53%	0.00%	0.04%	0.57%	(—)	0.57%
American Funds IS® Global Growth FundSM — Class 1	0.52%	0.00%	0.03%	0.55%	(—)	0.55%

12

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
American Funds IS® Global Small Capitalization FundSM — Class 2	0.69%	0.25%	0.04%	0.98%	(—)	0.98%
American Funds IS® Growth FundSM — Class 2	0.33%	0.25%	0.02%	0.60%	(—)	0.60%
American Funds IS® Growth-Income FundSM — Class 2	0.27%	0.25%	0.02%	0.54%	(—)	0.54%
American Funds IS® International FundSM — Class 2	0.50%	0.25%	0.04%	0.79%	(—)	0.79%
BlackRock® High Yield V.I. Fund— Class 1	0.53%	0.00%	0.32%	0.85%	(0.13%)	0.72%(dd)
Davis Value Portfolio	0.55%	0.00%	0.07%	0.62%	(—)	0.62%
Delaware VIP® Emerging Markets Series — Standard Class	1.25%	0.00%	0.12%	1.37%	(0.02%)	1.35%(gg)
Delaware VIP® International Value Equity Series — Standard Class	0.85%	0.00%	0.19%	1.04%	(—)	1.04%
Delaware VIP® Small Cap Value Series — Standard Class	0.72%	0.00%	0.08%	0.80%	(—)	0.80%
Deutsche Global Small Cap VIP — Class A	0.89%	0.00%	0.23%	1.12%	(0.05%)	1.07%(i)
Deutsche Small Cap Index VIP — Class A	0.35%	0.00%	0.19%	0.54%	(0.09%)	0.45%(j)
Deutsche Small Mid Cap Value VIP — Class A	0.65%	0.00%	0.15%	0.80%	(—)	0.80%(k)
DFA VA Global Bond Portfolio	0.22%	0.00%	0.04%	0.26%	(—)	0.26%(l)
DFA VA International Small Portfolio	0.50%	0.00%	0.11%	0.61%	(—)	0.61%(l)
DFA VA U.S. Large Value Portfolio	0.25%	0.00%	0.04%	0.29%	(—)	0.29%(l)
DFA VA U.S. Targeted Value Portfolio	0.35%	0.00%	0.04%	0.39%	(—)	0.39%(l)
DFA VIT Inflation-Protected Securities Portfolio — Institutional Shares	0.10%	0.00%	0.03%	0.13%	(—)	0.13%(l)
Dreyfus IP Technology Growth Portfolio — Initial Shares	0.75%	0.00%	0.08%	0.83%	(—)	0.83%
Fidelity® VIP Contrafund® Portfolio — Initial Class	0.55%	0.00%	0.08%	0.63%	(—)	0.63%
Fidelity® VIP Government Money Market Portfolio (formerly Fidelity® VIP Money Market Portfolio) — Initial Class	0.17%	0.00%	0.08%	0.25%	(—)	0.25%
Fidelity® VIP Growth Portfolio — Initial Class	0.55%	0.00%	0.09%	0.64%	(—)	0.64%
Fidelity® VIP Index 500 Portfolio — Initial Class	0.045%	0.00%	0.055%	0.10%	(—)	0.10%
Fidelity® VIP Investment Grade Bond Portfolio — Initial Class	0.31%	0.00%	0.11%	0.42%	(—)	0.42%
Fidelity® VIP Mid Cap Portfolio — Initial Class	0.55%	0.00%	0.08%	0.63%	(—)	0.63%
Fidelity® VIP Overseas Portfolio —Initial Class	0.67%	0.00%	0.13%	0.80%	(—)	0.80%
Fidelity® VIP Real Estate Portfolio — Initial Class	0.55%	0.00%	0.12%	0.67%	(—)	0.67%
Fidelity® VIP Value Strategies Portfolio — Service Class 2	0.55%	0.25%	0.12%	0.92%	(—)	0.92%
Invesco V.I. Global Real Estate Fund — Series I Shares	0.75%	0.00%	0.36%	1.11%	(—)	1.11%
Invesco V.I. International Growth Fund — Series I Shares	0.71%	0.00%	0.31%	1.02%	(0.01%)	1.01%(m)
Janus Aspen Enterprise Portfolio — Institutional Shares	0.64%	0.00%	0.09%	0.73%	(—)	0.73%
Janus Aspen Flexible Bond Portfolio — Institutional Shares	0.50%	0.00%	0.12%	0.62%	(—)	0.62%(n)
Janus Aspen Forty Portfolio — Institutional Shares	0.65%	0.00%	0.09%	0.74%	(—)	0.74%
Janus Aspen Global Research Portfolio — Institutional Shares	0.74%	0.00%	0.11%	0.85%	(—)	0.85%

13

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Lazard Retirement International Equity Portfolio — Service Shares	0.75%	0.25%	0.11%	1.11%	(—)	1.11%
Lord Abbett Series Fund Developing Growth Portfolio — Class VC	0.75%	0.00%	0.81%	1.56%	(0.66%)	0.90%(o)
Lord Abbett Series Fund Mid Cap Stock Portfolio — Class VC	0.75%	0.00%	0.43%	1.18%	(—)	1.18%
LVIP Baron Growth Opportunities Fund — Service Class	1.00%	0.25%	0.05%	1.30%	(—)	1.30%(q)
LVIP Mondrian International Value Fund — Standard Class	0.67%	0.00%	0.06%	0.73%	(—)	0.73%
LVIP SSgA Bond Index Fund — Standard Class	0.40%	0.00%	0.05%	0.45%	(—)	0.45%(r)
LVIP SSgA Developed International 150 Fund — Standard Class	0.33%	0.00%	0.06%	0.39%	(—)	0.39%(s)
LVIP SSgA Emerging Markets 100 Fund — Standard Class	0.34%	0.00%	0.12%	0.46%	(—)	0.46%(t)
LVIP SSgA International Index Fund — Standard Class	0.40%	0.00%	0.08%	0.48%	(—)	0.48%(u)
MFS® Global Real Estate Portfolio — Initial Class	0.90%	0.00%	0.10%	1.00%	(0.08%)	0.92%(ee)
MFS® Global Tactical Allocation Portfolio — Initial Class	0.70%	0.00%	0.06%	0.76%	(—)	0.76%
MFS® International Value Portfolio — Initial Class	0.87%	0.00%	0.06%	0.93%	(0.03%)	0.90%(p)
MFS® Value Series — Initial Class	0.69%	0.00%	0.04%	0.73%	(—)	0.73%
Neuberger Berman AMT Large Cap Value Portfolio — Class I	0.85%	0.00%	0.29%	1.14%	(—)	1.14%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class I	0.85%	0.00%	0.18%	1.03%	(—)	1.03%
Oppenheimer Capital Appreciation Fund/VA — Non-Service Shares	0.69%	0.00%	0.12%	0.81%	(0.01%)	0.80%(v)
Oppenheimer Core Bond Fund/VA — Non-Service Shares**	0.60%	0.00%	0.23%	0.83%	(0.07%)	0.76%
PIMCO VIT Global Bond Portfolio (Unhedged) — Administrative Class	0.75%	0.15%(§)	0.00%	0.90%	(—)	0.90%
PIMCO VIT High Yield Portfolio — Administrative Class	0.60%	0.15%(§)	0.01%	0.76%	(—)	0.76%
PIMCO VIT Long-Term U.S. Government Portfolio — Administrative Class	0.475%	0.15%(§)	0.04%	0.665%	(—)	0.665%
PIMCO VIT Low Duration Portfolio — Administrative Class	0.50%	0.15%(§)	0.01%	0.66%	(—)	0.66%
PIMCO VIT Real Return Portfolio — Administrative Class	0.50%	0.15%(§)	0.13%	0.78%	(—)	0.78%
PIMCO VIT Total Return Portfolio — Administrative Class	0.50%	0.15%(§)	0.01%	0.66%	(—)	0.66%
Royce Micro-Cap Portfolio — Investment Class***	1.25%	0.00%	0.07%	1.32%	(—)	1.32%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	0.00%	0.85%	(—)	0.85%
T. Rowe Price Equity Index 500 Portfolio	0.40%	0.00%	0.00%	0.40%	(—)	0.40%
T. Rowe Price International Stock Portfolio	1.05%	0.00%	0.00%	1.05%	(—)	1.05%
T. Rowe Price Limited-Term Bond Portfolio	0.70%	0.00%	0.00%	0.70%	(—)	0.70%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	0.00%	0.85%	(—)	0.85%
T. Rowe Price Personal Strategy Balanced Portfolio	0.90%	0.00%	0.13%(w)	1.03%	(0.13%)	0.90%(x)
UIF Emerging Markets Debt Portfolio — Class I	0.75%	0.00%	0.34%	1.09%	(—)	1.09%
UIF Global Infrastructure Portfolio — Class I	0.85%	0.00%	0.50%	1.35%	(0.48%)	0.87%(ff)

14

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
UIF U.S. Real Estate Portfolio — Class I	0.80%	0.00%	0.27%	1.07%	(0.07%)	1.00%(y)
VanEck VIP Unconstrained Emerging Markets Bond Fund (formerly Van Eck VIP Unconstrained Emerging Markets Bond Fund) — Initial Class Shares	1.00%	0.00%	0.34%	1.34%	(0.24%)	1.10%(z)
Voya Russell™ Mid Cap Index Portfolio — Class I	0.40%	0.00%	0.03%	0.43%	(—)	0.43%(aa)
Voya Small Company Portfolio — Class I	0.85%(bb)	0.00%	0.05%	0.90%	(0.05%)	0.85%(cc)

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015 unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
*	Effective on or about August 26, 2016, the name of the MainStay VP Cash Management portfolio will change to “MainStay VP U.S. Government Money Market Portfolio,” and it will become subject to a non-fundamental policy (i.e., a policy that can be changed by the Board without shareholder approval) to invest at least 80% of its assets in cash, U.S. government securities and/or repurchase agreements that are collateralized by cash and/or U.S. government securities (collectively referred to as “Government Securities”). Effective on or about October 14, 2016, the Portfolio will operate as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act, and will invest at least 99.5% of its total assets in Government Securities.
**	Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.
***	On December 11, 2015, NYLIAC, on behalf of itself and its Separate Accounts, filed an application with the SEC to substitute shares of the Royce Micro-Cap Portfolio – Investment Class with shares of the MainStay VP Small Cap Core Portfolio – Initial Class. Subject to SEC approval, NYLIAC expects the substitution to occur on or around August 2016.
(a)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets through April 30, 2017 with exception to BlackRock Variable Series Funds, Inc. BlackRock Managed Volatility V.I. Fund which is limited to 1.00% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% of average daily net assets until through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(b)	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
(c)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(d)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.41% of its average daily net assets of Initial Class shares. This agreement expires on May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(e)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to the Service Class shares. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(f)	The Manager has contractually agreed to reimburse expenses through April 30, 2017 to the extent necessary to limit the Portfolio’s annual operating expenses to 0.99% of the Portfolio’s average net assets (excluding interest, taxes, brokerage and extraordinary expenses). This expense reimbursement cannot be terminated. Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation at the time of the reimbursement.
(g)	Effective August 1, 2015, the advisor has agreed to waive 0.18 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.
(h)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.29% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.12%). These agreements may only be terminated with the consent of the fund’s Board.
(i)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 1.07% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. The agreement may only be terminated with the consent of the fund’s Board.
(j)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.45% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. These agreements may only be terminated with the consent of the fund’s Board.
(k)	Through September 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.82% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. The agreement may only be terminated with the consent of the fund’s Board.
(l)	The fees and expenses are as of the fund’s most recent fiscal year, October 31, 2015.
(m)	Invesco Advisers, Inc. (“Invesco”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.

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(n)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any applicable performance adjustments to management fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain limit until at least May 1, 2017. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.
(o)	For the period May 1, 2016 through April 30, 2017, Lord Abbett & Co. LLC has contractually agreed to waive its fees and to reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 0.90%. This agreement may be terminated only upon approval of the Fund’s Board of Directors.
(p)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.90% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2017.
(q)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund’s average daily net assets; 0.05% on the next $250 million of the Fund’s average daily net assets; 0.10% on the next $250 million of the Fund’s average daily net assets; and 0.15% in excess of $750 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(r)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.08% of the first $500 million of the Fund’s average daily net assets; 0.122% on the next $1.5 billion of the Fund’s average daily net assets and 0.152% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(s)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $50 million of the Fund’s average daily net assets and 0.01% on next $450 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(t)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.665% of the first $50 million of the Fund’s average daily net assets and 0.025% on next $50 million of the Fund’s average daily net assets and 0.005% on next $400 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(u)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.0052% on the first $1 billion of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(v)	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to an annual rate of 0.80% for Non-Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.
(w)	Includes Fee Waiver of 0.13%.
(x)	T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.
(y)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(z)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2017. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
(aa)	Voya Investments, LLC is contractually obligated to limit expenses to 0.43% through May 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, Acquired Fund Fees and Expenses and extraordinary expenses. The limitation is subject to possible recoupment by Voya Investments, LLC within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Portfolio’s board.
(bb)	Voya Investments, LLC is contractually obligated to waive 0.045% of the management fee through May 1, 2017. Termination or modification of these obligations requires approval by the Portfolio’s board.
(cc)	Voya Investments, LLC is contractually obligated to limit expenses to 0.95% through May 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by Voya Investments, LLC within 36 months of the waiver or reimbursement.
(dd)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets through April 30, 2017 with exception to BlackRock Variable Series Funds, Inc. BlackRock Managed Volatility V.I. Fund which is limited to 1.00% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(ee)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.92% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2017.
(ff)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(gg)	The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and non routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 1.35% of the Series’ average daily net assets from April 29, 2016 through May 1, 2017. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series.
(hh)	Effective August 1, 2015, the advisor has agreed to waive 0.12 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.
(ii)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(jj)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.

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DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Reallocation.

Accumulation Unit: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 117 Investment Divisions of the Separate Account (114 of which are available to all policyowners) and the Fixed Account. Generally, policyowners may invest their Net Premiums in a total of 20 Allocation Alternatives at any one time but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value (“ACSV”): The Cash Value of the policy plus the value of the DPL Account.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

CorpExec VUL: CorpExec VUL VI, a series of NYLIAC Corporate Executive Variable Universal Life insurance.

Cumulative Premium Amount: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

DPL Account: The Deferred Premium Load Account, an account representing a portion of the cumulative sales expense charge and state and federal premium tax charges collected.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Good Order: We consider a request or transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a

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transaction if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing at the Service Office noted on the first page of this prospectus (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date We issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

Monthly Deduction Day: The date as of which We deduct from Cash Value the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of the STR. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives We have insured under Our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).

Net Premium: Premium you pay less the sales expense charge and the state and federal premium tax charges.

New York Life: New York Life Insurance Company.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

NYSE: The New York Stock Exchange.

Planned Premium: The initial premium and the premium amounts for policy years 2-10 as set forth in the policy application and/or on Policy Data Page 2.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date We use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

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Policy Proceeds: The benefit We will pay to your Beneficiary when We receive proof that the Insured died while the policy is in effect.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

STR: Supplementary Term Rider.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include the STR, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

Target Premium: An amount used to determine the Sales Expense Charge that is based on the Face Amount of the policy or the Target Face Amount if the STR is elected.

Term Insurance Benefit: The dollar amount of life insurance under the STR as selected by the policyowner at the time of issue. It equals the initial Term Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Face Amount.

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly owned subsidiary of New York Life)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996 or to the Fixed Account.

The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DPL Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus; certain options or the STR may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or

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endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. (See “State Variations” for details.)

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of Our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other Separate Account of NYLIAC.

The Separate Account currently consists of 117 Investment Divisions (114 of the Investment Divisions are available to all policyowners.) Generally, you may invest your Net Premiums in a total of 20 Allocation Alternatives at any one time. Certain policies may invest in a total of 35 Allocation Alternatives; contact Us for more information.) Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

OUR RIGHTS

We may take certain actions relating to Our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of Our policyowners.

Specifically, We reserve the right to:

•	add, close or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

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THE FIXED ACCOUNT

The Fixed Account is supported by the assets in Our General Account, which includes all of Our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of Our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. For policies issued before May 1, 2012, this rate will never be less than 3% per year. For policies issued on or after May 1, 2012, this rate will never be less than 1% per year.

Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

You may reach Us at the Service Office noted on the first page of this prospectus.

All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed or e-mailed service requests may be acceptable for a limited number of policy transactions.

CYBERSECURITY RISKS

Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners. Therefore, Our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruptions, and unauthorized release of confidential customer (including policyowner and insured) information. Cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party service providers may adversely affect Us and Your policy Cash Value. For instance, cyber-attacks may (i) interfere with Our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders with the underlying funds; (ii) impact Our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release and possible destruction of confidential customer or business information; and (iv) subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause Us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that We, the underlying funds or Our service providers will avoid losses affecting Your policy due to cyber-attacks or information security breaches in the future.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same

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investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust, all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC, New York Life Investment Management LLC, manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in Our selection of Funds and Eligible Portfolios. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

MainStay VP Funds Trust: MainStay VP Absolute Return Multi-Strategy (formerly MainStay VP Marketfield)—Initial Class

New York Life Investment Management

LLC (or “New York Life Investments”)*

Subadvisers: Candriam France S.A.S.*,

Cornerstone Capital Management

Holdings LLC (“CCM”)*; Cushing®

Asset Management, LP (“Cushing®”)*

and Mackay Shields LLC (“Mackay”)*

		•	Seeks to achieve long-term growth of capital.

MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYL Investors LLC (“NYLI”)*	•	Seeks total return.

MainStay VP Cash Management—Initial Class	New York Life Investments Subadviser: NYLI	•	Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Common Stock—Initial Class	New York Life Investments Subadvisor: CCM	•	Seeks long-term growth of capital.

MainStay VP Convertible—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth—Initial Class	New York Life Investments Subadvisor: CCM	•	Seeks long-term growth of capital.

MainStay VP Eagle Small Cap Growth—Initial Class	New York Life Investments Subadviser: Eagle Asset Management Inc.	•	Seeks long-term capital appreciation.

MainStay VP Emerging Markets Equity—Initial Class	New York Life Investments Subadvisor: Candriam Belgium* and CCM	•	Seeks long-term capital appreciation.

MainStay VP Epoch U.S. Small Cap (formerly MainStay VP U.S. Small Cap)—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc.	•	Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Floating Rate—Initial Class	New York Life Investments Subadvisor: NYLI	•	Seeks high current income.

MainStay VP Government—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks current income.

MainStay VP High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	New York Life Investments Subadviser: Institutional Capital LLC (“ICAP”)	•	Seeks total return.

MainStay VP International Equity—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP Janus Balanced—Initial Class	New York Life Investments Subadvisor: Janus Capital Management LLC	•	Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	•	Seeks long-term growth of capital.

MainStay VP MFS® Utilities—Initial Class	New York Life Investments Subadvisor: Massachusetts Financial Services Company	•	Seeks total return.

MainStay VP Mid Cap Core—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP S&P 500 Index—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

MainStay VP T. Rowe Price Equity Income—Initial Class	New York Life Investments Subadvisor: T. Rowe Price Associates, Inc.	•	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

MainStay VP VanEck Global Hard Assets (formerly MainStay VP Van Eck Global Hard Assets)—Initial Class	New York Life Investments Subadvisor: VanEck Associates Corporation	•	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AB® Variable Products Series Fund, Inc.: AB® VPS International Value Portfolio—Class A	AllianceBernstein L.P.	•	Seeks long-term growth of capital

AB® VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	•	Seeks long-term growth of capital.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	•	Seeks to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco Advisers, Inc. Subadviser: Invesco Asset Management Limited	•	Seeks total return through growth of capital and current income.

Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	•	Seeks long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	Invesco Advisers, Inc.	•	Seeks long-term growth of capital.

The Alger Portfolios: Alger SMid Cap Growth Portfolio—Class I-2	Fred Alger Management, Inc.	•	Seeks long-term capital appreciation. The fund sees to meet this objective by focusing on smallcap or midcap companies that the Manager believes demonstrate promising growth potential.

American Century Variable Portfolios, Inc.: American Century VP Inflation Protection Fund—Class II	American Century Investment Management, Inc.	•	Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century VP Mid Cap Value Fund—Class II	American Century Investment Management, Inc.	•	Seeks long-term capital growth. Income is a secondary objective.

American Century VP Value Fund—Class II	American Century Investment Management, Inc.	•	Seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series®: American Funds IS® Asset Allocation FundSM—Class 2	Capital Research and Management Company (“CRMC”)	•	Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds IS® Global Bond FundSM—Class 1	CRMC	•	Seeks long-term, high level total return consistent with prudent investment management.

American Funds IS® Global Growth FundSM—Class 1	CRMC	•	Seeks long-term growth of capital.

American Funds IS® Global Small Capitalization FundSM—Class 2	CRMC	•	Seeks long-term growth of capital.

American Funds IS® Growth FundSM—Class 2	CRMC	•	Seeks growth of capital.

American Funds IS® Growth-Income FundSM—Class 2	CRMC	•	Seeks long-term growth of capital and income.

American Funds IS® International FundSM—Class 2	CRMC	•	Seeks long-term growth of capital.

BlackRock® Variable Series, Inc.: BlackRock® Global Allocation V.I. Fund—Class I	BlackRock Advisors, LLC	•	Seeks high total investment return.

BlackRock® High Yield V.I. Fund—Class I	BlackRock Advisors, LLC	•	Seeks to maximize total return, consistent with income generation and prudent investment management.

Davis Variable Account Fund, Inc.: Davis Value Portfolio	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	•	Seeks long-term growth of capital.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	•	Seeks long-term capital appreciation.

Delaware VIP® International Value Equity Series—Standard Class	Delaware Management Company	•	Seeks long-term growth without undue risk to principal.

Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	•	Seeks capital appreciation.

Deutsche Investments VIT Funds: Deutsche Small Cap Index VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	•	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

Deutsche Variable Series I: Deutsche Global Small Cap VIP—Class A	Deutsche Investment Management Americas Inc.	•	Seeks above-average capital appreciation over the long term.

Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	•	Seeks capital appreciation.

Deutsche Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc.	•	Seeks long-term capital appreciation.

DFA Investment Dimensions Group Inc.: DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors, Ltd. and DFA Australia Limited	•	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

DFA VA International Small Portfolio	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors, Ltd. and DFA Australia Limited	•	Seeks long-term capital appreciation.

DFA VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP	•	Seeks to achieve long-term capital appreciation.

DFA VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP	•	Seeks to achieve long-term capital appreciation.

DFA VIT Inflation-Protected Securities Portfolio—Institutional Shares	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors, Ltd. and DFA Australia Limited	•	Seeks to provide inflation protection and earn current income consistent with inflation-protected securities.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	•	Seeks capital appreciation.

Fidelity® Variable Insurance Products Funds: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	•	Seeks long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2010 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Government Money Market Portfolio (formerly Fidelity® VIP Money Market Portfolio)—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity® VIP Growth Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks to achieve capital appreciation.

Fidelity® VIP Index 500 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	FMR Subadvisers: Fidelity Investments Money Management, Inc and other investment advisers	•	Seeks as high a level of current income as is consistent with the preservation of capital.

Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.

Fidelity® VIP Overseas Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.

Fidelity® VIP Real Estate Portfolio—Initial Class	Fidelity SelectCo, LLC, an affiliate of FMR Subadvisers: FMRC and other investment advisers	•	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk.

Fidelity® VIP Value Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.

Fidelity® VIP Value Strategies Portfolio—Service Class 2	FMR Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.

Janus Aspen Series: Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Janus Aspen Flexible Bond Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks to obtain maximum total return, consistent with preservation of capital.

Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Janus Aspen Global Research Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Lazard Retirement Series, Inc.: Lazard Retirement International Equity Portfolio—Service Shares	Lazard Asset Management LLC	•	Seeks long-term capital appreciation.

Lincoln Variable Insurance Products Trust: LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation Subadvisor—BAMCO, Inc.	•	Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

LVIP Mondrian International Value Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: Mondrian Investment Partners Limited	•	Seeks long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

LVIP SSgA Bond Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

LVIP SSgA Developed International 150 Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to maximize long-term capital appreciation.

LVIP SSgA Emerging Markets 100 Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to maximize long-term capital appreciation.

LVIP SSgA International Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non U.S.-foreign securities.

Lord Abbett Series Fund, Inc.: Lord Abbett Series Fund Developing Growth Portfolio—Class VC	Lord, Abbett & Co. LLC (“Lord Abbett”)	•	Seeks long-term growth of capital.

Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	Lord Abbett	•	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance Trust: MFS® Value Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	•	Seeks capital appreciation.

MFS® Variable Insurance Trust II: MFS® Global Tactical Allocation Portfolio—Initial Class	MFS	•	Seeks total return

MFS® International Value Portfolio—Initial Class	MFS	•	Seeks capital appreciation.

MFS® Variable Insurance Trust III: MFS® Global Real Estate Portfolio—Initial Class	MFS	•	Seeks total return.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Large Cap Value Portfolio—Class I	Neuberger Berman Investment Advisers LLC	•	Seeks long-term growth of capital.

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	Neuberger Berman Investment Advisers LLC	•	Seeks growth of capital.

Northern Lights Variable Trust: TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC	•	Seeks capital appreciation.

TOPS® Balanced ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC	•	Seeks income and capital appreciation.

TOPS® Conservative ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC	•	Seeks to preserve capital and provide moderate income and moderate capital appreciation.

TOPS® Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC	•	Seeks capital appreciation.

TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman Financial Risk Management, LLC	•	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman Financial Risk Management, LLC	•	Seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman Financial Risk Management, LLC	•	Seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC.	•	Seeks capital appreciation.

Oppenheimer Variable Account Funds: Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	•	Seeks capital appreciation.

Oppenheimer Core Bond Fund/VA—Non-Service Shares	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	•	Seeks total return.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

PIMCO Variable Insurance Trust: PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	Pacific Investment Management Company LLC (“PIMCO”)	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT High Yield Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio—Administrative Class	PIMCO	•	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund: Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	•	Seeks long-term growth of capital.

T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to provide long-term capital growth. Income is a secondary objective.

T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

T. Rowe Price New America Growth Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Associates, Inc.	•	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.

T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	•	Seeks a high level of income consistent with moderate fluctuations in principal value.

T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd.	•	Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

The Universal Institutional Funds, Inc.: UIF Emerging Markets Debt Portfolio—Class I	Morgan Stanley Investment Management Inc.	•	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

UIF Global Infrastructure Portfolio—Class I	Morgan Stanley Investment Management Inc.	•	Seeks both capital appreciation and current income.

UIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.	•	Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

VanEck VIP Trust: VanEck VIP Unconstrained Emerging Markets Bond Fund (formerly Van Eck VIP Unconstrained Emerging Markets Bond Fund)—Initial Class Shares	VanEck Associates Corporation	•	Seeks high total return-income plus capital appreciation-by investing globally, primarily in a variety of debt securities.

Voya Variable Portfolios, Inc.: Voya Russell™ Mid Cap Index Portfolio—Class I	Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	•	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Voya Small Company Portfolio—Class I	Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	•	Seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.

*	An affiliate of NYLIAC.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing your specific Investment Divisions or the amounts allocated to each within your policy. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives. (Certain policies may allocate among 35 Allocation Alternatives; contact Us for more information.)

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

Although We do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Any negative impact to the

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performance of a fund due to a volatility management strategy may limit increases in your Cash Value. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

MONEY MARKET FUND FEES AND GATES

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are substantially less likely to impose fees and gates than other types of money market funds (and are not generally expected to impose such fees or gates). The Fidelity® VIP Government Money Market Portfolio is a government money market fund. Additionally, the MainStay VP Cash Management Portfolio intends to convert to a government money market fund effective on or about October 14, 2016. Nevertheless, even after that conversion, there remains a possibility that the Fidelity® VIP Government Money Market Portfolio and/or the MainStay VP Cash Management Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from those portfolios.

INVESTMENT RETURN

The investment return of a policy is based on:

•	the number of Accumulation Units held in each Investment Division for that policy;

•	the investment experience of each Investment Division as measured by its actual net rate of return;

•	the amount in and the interest rate credited on amounts held in the Fixed Account, if any and

•	the amount in and the interest rate credited on amounts held in the Loan Account, if any.

The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, and any dividend or capital gains distributions declared by the Fund. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

Funds may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the monthly contract charge, sales expense charge, state and federal premium tax charges, cost of insurance charge, Mortality and Expense Risk charges or STR charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature or other marketing materials, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

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Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody’s (for financial stability and strength) and Standard and Poor’s and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from Our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in Our own right, We may decide to do so.

While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the sales expense charge in a Policy Year is not necessarily related to Our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

Current—The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for that first Policy Year has been reached, We currently deduct a sales expense charge of 2.00% from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a sales expense charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for each of those Policy Years has been reached, We expect to deduct a sales expense charge of 2.00% from any additional premiums paid in Policy Years two through five. (3) During Policy Years six and seven, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to

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the Target Premium for each of those Policy Years. Once the Target Premium for either such Policy Year has been reached, We expect to deduct a sales expense charge of 2.00% from any additional premiums paid in such Policy Years. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

Guaranteed maximum—During the first Policy Year, We guarantee that any sales expense charge We deduct will never exceed 15.75% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any sales expense charge We deduct will never exceed 11.75% of any premiums paid up to the Target Premium. Once the Target Premium for each of those Policy Years has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums in each of these Policy Years. Beginning in the eighth Policy Year, We guarantee that any sales expense charge We deduct will never exceed 5.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy or, for policyowners who have elected the STR, on the Target Face Amount of the policy. Any change to the policy which results in a change to the Target Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State premium tax rates vary from state to state and currently range from 0% to 3.50% of the premium payment (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. The amount We deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2.00%) represents the approximate average of taxes assessed by the jurisdictions.

During the first 7 Policy Years, We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. We will not impose a state premium tax charge greater than 2.00% unless there is a change in applicable law.

Beginning in the eighth Policy Year, We currently expect to deduct 1.50% of each premium payment you make as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25% unless there is a change in applicable law.

During the first 7 Policy Years, We currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

On each Monthly Deduction Day, We deduct a monthly contract charge, a cost of insurance charge (which will include a charge for the cost of the STR, if selected by the policyowner), the Mortality and Expense Risk Charge, and applicable loan charges. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the policy application. If no expense charge allocation is in effect, monthly deductions will be made pro rata from each of the Investment Divisions and the Fixed Account.

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MONTHLY CONTRACT CHARGE

The monthly contract charge compensates Us for the costs of providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $11.00 ($132.00 per year).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit may vary based on the performance of the Investment Divisions selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and, issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a times (b - c)
Where:	a = the applicable cost of insurance rate per $1,000 of insurance

b = the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737, and

c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, and the monthly contract charge, and any charges for riders are deducted).

The cost of insurance charge will never be less than zero.

For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on Our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

Each month, if you elected the STR, the cost of this rider is included in your cost of insurance charge. (For more information about this charge, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and/or the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

When you take a loan against your policy, the loaned amount that We hold in the Loan Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.05% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

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MORTALITY AND EXPENSE RISK CHARGE

Current—We currently deduct on each Monthly Deduction Day a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year one, or $2.50 per $1,000, and 0.45% in Policy Years two through ten, or $4.50 per $1,000, and 0.25% in Policy Years 11 and following or $2.50 per $1,000 of the Accumulation Value of each Investment Division’s assets.

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily Accumulation Value.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, not live as long as We expect. The expense risk We assume is that Our costs of issuing and administering policies may be greater than what We estimated. We may increase or decrease the current Mortality and Expense Risk Charge if the mortality risk profile of policyowners changes, or if a change in law, regulation or administrative interpretation thereof affects Our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases Our after-tax cost of doing business, or if Our costs of doing business change for any other reason. We will notify policyowners at least 30 days before the change by prospectus supplement and letter.

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future if the law should change to require taxation of separate accounts.

ALLOCATING EXPENSE CHARGE DEDUCTIONS

You can choose the source from which NYLIAC deducts certain policy expenses, including the cost of insurance charge, STR charges, the monthly contract charge, and the Mortality and Expense Risk charge. When you complete the policy application, you may instruct NYLIAC to have expenses deducted from any of the Allocation Alternatives you have chosen, or a combination of those Allocation Alternatives. You can change these instructions at any time.

If the accumulations in the Allocation Alternatives you have chosen for deduction under your policy are insufficient to pay these charges, We will deduct the charges proportionately from each of the other Investment Divisions in your policy and the Fixed Account. If you haven’t given Us instructions on how you would like Us to allocate these expense charge deductions, We will deduct these charges proportionately from each of the Investment Divisions under your policy and the Fixed Account.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Table of Fees and Expenses—Annual Portfolio Company Operating Expenses” for more information.)

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.

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TRANSACTION CHARGES

Partial Withdrawal Charge—When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

Transfer Charge—We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

HOW THE POLICY WORKS

This example is based on the charges applicable to a policy issued on or after the date of this prospectus during the First Policy Year, issued on a guaranteed issue, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,164, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.16% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	980.00
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$5,792.50
less:	Mortality and Expense Risk charge (varies monthly)	14.52
less:	Charges for Cost of Insurance (varies monthly)	253.78
	Monthly contract charge ($5.00 per month in Policy Years 2 and following)	0.00
plus:	Net investment performance (varies daily)	291.45

equals:	Cash Value	$5,815.65
plus:	DPL Account	1,328.25

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,143.90

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the Policyowner (or contract owner), the Insured and the Beneficiary (or payee). One party can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3);

•	terminate riders

•	change the Beneficiary(ies)

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•	change investment allocations; and/or

•	take a loan against or take a partial withdrawal from the value of the policy

The current Policyowner has the right to transfer ownership to another party/entity. This must be done using Our approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent in Good Order. When We record the change, it will take effect as of the date the form was signed, subject to any payment made or other action We take before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of the existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

INSURED: This individual’s personal information determines the cost of the life insurance coverage.

BENEFICIARY: The Beneficiary is the person(s) or entity(ies) the Policyowner specifies on Our records to receive the proceeds from the policy. If the Policyowner is an individual, he or she may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy” and “IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of the STR; and (6) a selection of Allocation Alternatives, including 117 Investment Divisions (114 of which are available to all policyowners) and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated Beneficiary the Policy Proceeds if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The Policyowner may increase the Face Amount, subject to Our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the Policyowner must give Us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue underwriting. If Our procedures under certain arrangements permit less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the Policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments.

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However, you may be required to make additional premium payments to keep your policy from lapsing. (See “Premiums” for more information.)

CASH VALUE

After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

•	the amount of charges We deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the DPL Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for Our list of available Investment Divisions) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 118 Allocation Alternatives (115 of which are available to all policyowners). Certain policies can allocate among 35 Allocation Alternatives; contact Us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b)

Where: a = the sum of:

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(1) the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b = the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

If your policy was issued before May 1, 2012, you can choose to allocate all or part of your Net Premium payments to the Fixed Account. If your policy was issued on or after May 1, 2012, We can limit the amount of Net Premium that can be allocated to the Fixed Account, including not allowing any premium to be allocated to the Fixed Account. The premium allocation form will describe the current limit, and We will provide you with 30 days notice of any change in that limit.

The amount you have in the Fixed Account equals:

(1)	the sum of the Net Premium payments you have allocated to the Fixed Account;

plus (2)	any transfers you have made from the Separate Account to the Fixed Account;

plus (3)	any interest credited to the Fixed Account;

less (4)	any amounts you have withdrawn from the Fixed Account;

less (5)	any charges We have deducted from the Fixed Account;

less (6)	any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made. Transfer requests must be made in writing on a form that is in Good Order.

Transfers among Investment Divisions and from the Investment Divisions to the Fixed Account:

You may transfer all or part of the Cash Value among Investment Divisions and from the Investment Divisions to the Fixed Account.

If your policy was issued before March 1, 2012, you may transfer all or part of the Cash Value from an Investment Division to the Fixed Account.

If your policy was issued on or after May 1, 2012, We have the right to establish limits on your ability to transfer all or part of the Cash Value from an Investment Division to the Fixed Account. These limits can include allowing no transfers from the Investment Divisions to the Fixed Account. We will provide you 30 days notice before imposing any such limits on transfers.

You may make transfers among Investment Divisions and from the Investment Divisions to the Fixed Account, subject to the following two conditions:

•

Minimum Transfer— Unless We agree otherwise, the minimum amount that may be transferred is the smaller of: (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is made.

•	Minimum Remaining Value—After the transfer, the value of: (i) the remaining Accumulation Units in an

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Investment Division or (ii) the Fixed Account must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request. Transfers received after the close of the New York Stock Exchange (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

Transfers from the Fixed Account to the Investment Divisions:

You may make transfers from the Fixed Account to the Investment Divisions, subject to the following three conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous Policy Year’s transfer amount, and (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate in the application), or another date you request and We approve, the 20% maximum transfer limitation will not apply for a one-time transfer. If your policy was issued on or after May 1, 2012, We have the right to further limit transfers from the Fixed Account to the Investment Divisions, including not allowing transfers from the Fixed Account to the Investment Divisions. We will provide 30 days notice if We change existing limits on transfers from the Fixed Account to the Investment Divisions.

•	Minimum Transfer—Unless We agree otherwise, the minimum amount that may be transferred is $500.

•

Minimum Remaining Value—After the transfer, the value remaining in the Fixed Account must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier and received in Good Order. We may permit, in certain limited circumstances for a limited category of policies, transfer requests to be submitted by fax or e-mail transmission. These requirements are designed to limit potentially harmful transfers.

Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

•	reject a transfer request from you or from any person acting on your behalf,

•	restrict the method of making a transfer,

•	charge you for any redemption fee imposed by an underlying Fund, and/or

•	limit the dollar amount, frequency or number of transfers.

The following transfers will not be subject to the general limitations outlined above, although We reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, and the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options.

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We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Transfer requests must be sent in Good Order. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require Us to share specific Policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other Policyowners. The risks described below apply to Policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

•

Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

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(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2) increased administrative and Fund brokerage expenses.

(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for benefits by selecting the optional STR. We approve the issuance of the STR based on Our standards and limits for issuing insurance and classifying risks. The STR provides a “Term Insurance Benefit” and is subject to the terms of both the policy and the rider. The STR is not available to Policyowners who elect the Guideline Premium Test (see “Premium Payments” for more information.)

•

Supplementary Term Rider: This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Face Amount, when added to the initial Face Amount of the policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table”, the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

•	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the Life Insurance Benefit.

•	Option 2—The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the Life Insurance Benefit.

•	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the Life Insurance Benefit.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the STR will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the Policyowner may:

•	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

•	Convert the STR to increase the Face Amount of the base policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before

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the conversion.

The Policyowner may request changes to the policy under the STR if:

(a) the Target Face Amount is not decreased to an amount below $101,000, unless the decrease is due to a partial withdrawal under the policy.

(b) the Term Insurance Benefit does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the STR ends on the earliest of:

(a) the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the rider,

(b) the policy anniversary on which the Insured is or would have been 100, as required by law,

(c) the date the STR is fully converted,

(d) the date the policy ends or is surrendered.

•

Term Rider vs. Base Policy Coverage: You should consider a number of factors when deciding whether to purchase Life Insurance Benefit coverage under the base policy only or in conjunction with the STR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with the STR to one that provides the same initial Life Insurance Benefit without the STR, the policy with the STR may have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth that a term rider, like the STR, may have. See “Charges Associated with the Policy-Deductions from Premium Payments—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under the STR since this can help lower your initial costs and enhance overall policy performance.

Cost of Insurance Charges: The current cost of insurance charges are different under policy coverage than under the STR. In general, these rates are lower for Life Insurance Benefit coverage provided under the STR than coverage under the policy for the first six to eight Policy Years. Usually, beginning in Policy Years seven through nine, the cost of insurance rates under the STR are higher than the cost of insurance charges under the policy. This can impact your policy in different ways depending on the timing and amount of premiums you pay into the policy as well as the policy’s actual investment performance.

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with the STR will not perform as well as a policy with base coverage only.

Compensation for Policy Sales: Generally, agents receive higher compensation for sales of the same Life Insurance Benefit through base policy coverage than for sales of STR coverage. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

You should review several illustrations with various combinations of base policy and STR coverage using a variety of rates of return. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your registered representative to review your various

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options. For more information about comparing policy and STR coverage, see the “Distribution and Compensation Arrangements” section.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form in Good Order. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

•	the dollar amount you want to have transferred (minimum transfer $100);

•	the Investment Division you want to transfer money from;

•	the Investment Division(s) and/or Fixed Account you want to transfer money to;

•	the date on which you want the transfers to be made, within limits; and

•	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request in Good Order. We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

To cancel the Dollar Cost Averaging option, We must receive a written request in Good Order. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose the AAR feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form in Good Order. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division’s investment results would cause this balance to shift. If you elect the AAR feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

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You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count AAR transfers against any limitations We may impose on the number of free transfers.

To cancel the AAR feature, We must receive a written request in Good Order. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

24 MONTH EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance on the Insured which We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange in Good Order. You will have to pay any sales expense charges imposed by the new policy. Upon an exchange of a policy, the STR and all benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable Allocation Alternatives such as the Investment Divisions.

In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the Policyowner sends Us the policy along with a signed request; or (b) the Business Day We receive the policy in Good Order and the necessary payment for the exchange, if any.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect the Cash Value applied to your new policy.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and you will have to pay sales expense charges on the new policy (See “Charges Associated With the Policy—Deductions from Premium Payments-Sales Expense Charge” for more information). Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

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PREMIUM PAYMENTS

PLANNED AND UNPLANNED PREMIUM PAYMENTS

While the policy is in force, the Policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the Policyowner may make premium payments at any interval and by any method We make available. Premium payments must be in Good Order by check or wire transfer. You specify premium amounts and payment intervals in the application and the amount of the first premium is set forth on the Policy Data Page. The first premium and the subsequent premiums listed in your application are designated as the Planned Premiums. You may elect not to make a Planned Premium payment at any time.

You may also make premium payments that are not planned, which are referred to as unplanned premiums. If an unplanned premium payment would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums. If a premium payment would cause total premium payments during a Policy Year to exceed the Planned Premium amount for that Policy Year, the excess is unplanned premium, even if you made a partial withdrawal from the policy during that Policy Year.

There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy’s Cash Surrender Value. You can call the Service Office noted on the first page of this prospectus to determine if We have received your premium payment.

No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must be sent in Good Order.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium payment will be credited to your policy on the Business Day that it is received in Good Order, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be

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credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 10 days after you receive your policy to return it and receive a refund. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in Good Order.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, or the date We receive your policy delivery receipt, whichever is later, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions of the Separate Account or the Fixed Account according to the instructions in your Premium Allocation Form. If you cancel your policy, however, We will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either the Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of initial and subsequent premium payments is subject to the suitability standards of the selling broker-dealer (including those of Our affiliated broker-dealer, NYLIFE Securities).

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See “Policy Payment Information-Life Insurance Benefit Options” for more information. You may call the Service Office noted on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office noted on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received in Good Order. The allocation percentages may contain up to two decimal places and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time We agree to reinstate it.

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POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy on or after the first policy anniversary, under certain circumstances. To increase the Face Amount of your policy, you must send a written request in Good Order. The amount of an increase in Face Amount is subject to Our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the request for the increase. An increase in the Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in Good Order. A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the Policyowner’s signed request for the decrease in Good Order. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount specified in your policy. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease.

The Policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount (or, for policyowners who have elected to include the STR, the Target Face Amount) will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

We will pay proceeds to your Beneficiary in one sum when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2)	any additional death benefits available under the STR, if elected;

less 3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

less 4)	any outstanding policy charges;

plus 5)	any interest on these proceeds from the date the Insured died until the date We pay the proceeds. Interest will accrue at the rate We set the interest rate each year. It will not be less than that required by law.

See “Life Insurance Benefit Options” for more information.

Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See “Federal Income Tax Considerations.”

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Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the insured last resided, as shown on Our books and records, or to Delaware (Our state of domicile). This escheatment is revocable, however, and the state is obliged to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact Us at 1(888)695-4748 or send written notice to NYLIAC at the address listed on the first page of this prospectus (or any other address We indicate to you in writing).

BENEFICIARIES OR PAYEES

The Beneficiary is the person(s) or entity(ies) you have specified in Our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s Beneficiary:

•	You name the Beneficiary when you apply for the policy.

•	You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

•

To change a revocable Beneficiary while the Insured is living, you must send a written request in Good Order. Generally, the change will take effect as of the date the request is signed subject to any payments We made or actions We have already taken.

•

If no Beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, We will generally pay any Cash Surrender Value or, if applicable, Alternative Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements in Good Order.

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, the Alternative Cash Surrender Value, or the Policy Proceeds during any period that:

(a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(b) the SEC, by order, permits Us to delay payment in order to protect Our Policyowners.

•	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

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•

We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or Policy Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, or Policy Proceeds until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

•	We will pay interest on Policy Proceeds from the date the Insured died until the date We pay the proceeds. We set the interest rate each year. It will not be less than that required by law.

LIFE INSURANCE BENEFIT OPTIONS

Policy Proceeds are payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death in Good Order, We will pay the Beneficiary the Life Insurance Benefit determined as of the date the Insured dies as part of the Policy Proceeds. The Policy Proceeds will be paid in one sum.

The amount of the Life Insurance Benefit is determined by the Life Insurance Benefit Option the Policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

(1) Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(2) Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(3) Life Insurance Benefit Option 3 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

The Cash Value and, if applicable, the Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any benefit provided by the STR is added to the amount of the Life Insurance Benefit. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit any applicable interest on the balance. We pay interest on the Policy Proceeds from the date of death to the date the Policy Proceeds are paid. We set the interest rate each year. It will not be less than that required by law.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations”—“Life Insurance Status of Policy”—“IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

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SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternative Cash Surrender Value, times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the “Corridor” table or the “CVAT” table, before the policy is issued. The Life Insurance Benefit will vary depending on which table you select. If you do not choose a table, the Corridor table will be used. Once the policy is issued, you may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a GPT and a cash value corridor test or (2) a CVAT. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the CVAT. A policy using the Corridor table must also satisfy the GPT of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a Life Insurance Benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male with a Non smoker underwriting class, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	215%	215%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male with a Nonsmoker underwriting class, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	337%	337%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$168,500	$134,800
(5) Death Benefit = Greater of (1) and (4)	$168,500	$134,800

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CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first policy anniversary, the Policyowner can change the Life Insurance Benefit Option. However, Life Insurance Benefit Option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the Policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Cash Value or, if applicable, the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below Our minimum amount requirements.

In order to change your Life Insurance Benefit Option, you must submit a signed written request in Good Order.

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor Policyowner can be named in the application, or in a signed written request in Good Order. The successor Policyowner will become the new Policyowner when the original Policyowner dies, if the original Policyowner dies before the Insured. If no successor Policyowner survives the original Policyowner and the original Policyowner dies before the Insured, the original Policyowner’s estate becomes the new Policyowner.

The Policyowner can also change the Policyowner by sending a signed written request in Good Order. When this change takes effect, all rights of ownership in this policy will pass to the new Policyowner.

When We record a change of Policyowner or successor Policyowner, these changes will take effect as of the date of the Policyowner’s signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the Policyowner or naming a new successor Policyowner cancels any prior choice of Policyowner or successor Policyowner, respectively, but does not change the Beneficiary.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, We must bring any legal action contesting the validity of your policy within two years of the Issue Date. After that We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. However, for any increase(s) in Face Amount, Target Face Amount, or Term Insurance Benefit, other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase. This includes when the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit. In such cases, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective. If this policy ends and is reinstated, We will not contest the policy after it has been in effect during the lifetime of the insured for two years from the date of reinstatement.

SUICIDE

If the Insured commits suicide within two years from the Issue Date or less where required by law and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

If the Policyowner increased the Face Amount, Target Face Amount, or Term Insurance Benefit, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Face Amount, Target Face Amount, or Term Insurance Benefit, the only amount payable with respect to that increase will be the total cost of insurance We deducted for that increase. However, if the increase in the Face Amount is the result of a corresponding decrease in the amount of

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insurance under the STR, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, the Cash Surrender Value or, if applicable, the Alternative Cash Surrender Value and the Life Insurance Benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of such assignment in Good Order. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal from the policy’s Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 on any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Investment Divisions and the Fixed Account in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the amount of the withdrawal. To withdraw funds from the policy, We must receive your signed request in Good Order.

We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below Our minimum amount of $25,000; and/or (ii) Cash Value less any Policy Debt to drop below $500.

For policies where Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the difference between the greater of (a) or (b), where:

(a) is zero, or

(b) the amount of the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal. For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

For policies where Life Insurance Benefit Option 3 is in effect and the Cumulative Premium Amount is less than the amount of the partial withdrawal, the policy’s Face Amount will be reduced by the difference between:

(a) the amount of the partial withdrawal less the Cumulative Premium Amount immediately prior to the partial withdrawal; and

(b) the greater of:

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(i) zero, or

(ii) the Alternative Cash Surrender Value of the policy immediately prior to the partial withdrawal, less the Cumulative Premium Amount, minus the policy’s Face Amount divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at the time of the partial withdrawal.

If the above results in zero or a negative amount, there will be no adjustment in the policy’s Face Amount.

Any decrease in the policy’s Face Amount caused by payment of a partial withdrawal will first be applied against the most recent policy Face Amount increase. It will then be applied to other policy Face Amount increases in the reverse order in which they took place, and then to the Initial Face Amount.

Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the Policyowner’s signed request in Good Order.

A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations”.)

SURRENDERS

CASH VALUE

After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the DPL Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

Upon full surrender, you will receive the Cash Surrender Value or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request in Good Order, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at the Service Office noted on the first page of this prospectus.

You are eligible to receive the ACSV provided that (i) the policy has not been assigned, including an assignment made as part of an exchange under IRC section 1035 and (ii) that the Policyowner has not been changed.

We will credit interest on any amount placed in the DPL Account. The value of the DPL Account during the first Policy Year is equal to a percentage of the cumulative sales expense charge, state premium tax charge, and federal premium tax charge collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on the Monthly Deduction Day. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Year 1	0.0000%	Policy Year 12	100.0%
Policy Year 2	0.8284%	Policy Year 13	100.0%
Policy Year 3	0.8742%	Policy Year 14	100.0%
Policy Year 4	1.0129%	Policy Year 15	100.0%
Policy Year 5	1.0596%	Policy Year 16	100.0%

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Policy Year 6	1.1538%	Policy Year 17	100.0%
Policy Year 7	1.2490%	Policy Year 18	100.0%
Policy Year 8	1.3452%	Policy Year 19	100.0%
Policy Year 9	1.4424%	Policy Year 20	100.0%
Policy Year 10	1.5408%
Policy Year 11	6.4377%

The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a) is the value of the DPL Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge, state premium tax charge and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	99.1716%	Policy Year 12	0.0%
Policy Year 3	99.1258%	Policy Year 13	0.0%
Policy Year 4	98.9871%	Policy Year 14	0.0%
Policy Year 5	98.9404%	Policy Year 15	0.0%
Policy Year 6	98.8462%	Policy Year 16	0.0%
Policy Year 7	98.7510%	Policy Year 17	0.0%
Policy Year 8	98.6548%	Policy Year 18	0.0%
Policy Year 9	98.5576%	Policy Year 19	0.0%
Policy Year 10	98.4592%	Policy Year 20	0.0%
Policy Year 11	93.5623%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest that We declare periodically. That rate will be declared at least annually.

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in Good Order. Surrender requests may also be accepted via fax or e-mail.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and the STR will end on the day We receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

LOANS

On or after the first policy anniversary and using the policy as sole security, the Policyowner may borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of an amount equal to your policy’s Cash Value, less any Policy Debt. Your state may have a different limit for loan value. See your policy for more information.

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LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of Our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and/or the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before those transfers. The effective date of the loan is the Business Day We receive your loan request in Good Order, if We receive it before the close of regular trading on the New York Stock Exchange, generally 4 P.M EST. Requests received after the New York Stock Exchange closes are effective the next Business Day.

The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts will first be transferred to the Fixed Account up to an amount equal to the total amounts that had previously been transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred out of the Loan Account will be allocated according to the Policyowner’s premium allocation in effect at the time of transfer unless the Policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate We determine, which will never be less than the greater of (1) 2% lower than the rate We charge for policy loans or (2) the guaranteed interest rate We credit to the Fixed Account. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.05% less than the effective annual rate We charge for loan interest. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, currently We charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by Us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Any loan interest that you do not pay as of the policy anniversary will become part of the loan, and will also accrue interest. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

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(3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the Policyowner of that increase at least 30 days prior to the effective date of the increase.

(5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by NYLIAC will be applied as directed by the Policyowner.

If a loan is outstanding when the Policy Proceeds or surrender proceeds become payable, We will deduct the amount of any Policy Debt from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the Policyowner at the last known address, and a copy to the last known assignee on Our records. All insurance will end 31 days after the date on which We mail that notice to the Policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See “Termination and Reinstatement—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you (See “Federal Income Tax Considerations” for more information). Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on Our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

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If the Insured dies during the late period, We will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

A Policyowner can apply to reinstate the policy (and any other benefits provided by the STR) by sending a written request for reinstatement in Good Order within five years after the policy is terminated if the Policyowner did not surrender it for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value. When the Policyowner applies for reinstatement, the Policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and, if applicable, the STR) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan together with interest on the loan will also be reinstated. Any Policy Debt can also be repaid, together with loan interest at the current rate in effect at the time of reinstatement compounded once each year from the end of the Late Period to the date of reinstatement.

The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. This amount will be reduced by any Policy Debt, if not repaid. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement that is in Good Order.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on Our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and

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foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with Our receipt of premiums. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for Our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for Our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

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LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the Policyowner, We believe that the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy Beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyowner provides certain written notice to and obtains certain written consents from Insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $120,000 (for 2016), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the Insured (as defined under Code Section 267(c)(4)), an individual who is a designated Beneficiary of the insured under the policy (other than the policyowner), a trust established for either the family member’s or Beneficiary’s benefit, or the Insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyowner from the family member, Beneficiary, trust or estate.

Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance

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policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.

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STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The IRS is considering the status of a life insurance policy after the Insured reaches age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the Policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the Insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value or Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, or Alternative Cash Surrender Value, as the case may be, less charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender, or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key

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employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the Policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate Policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the Policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

QUALIFIED PLANS

The policies may not be used with qualified plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July 1, 2014.

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BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

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For 2016, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Commission rates will vary depending on whether the STR has been added. Compensation rates for policies with the same initial Life Insurance Benefit are lower for policies with the STR added than for policies without the STR. This could influence your registered representative’s advice to you about the relative amounts of base policy and term insurance coverage you should purchase.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Total commissions paid in the fiscal years ended December 31, 2015, 2014, and 2013 were $3,387,702, $3,797,339 and $3,805,577 respectively. NYLIFE Distributors did not retain any of these commissions.

We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive service fees and/or additional compensation based on a percentage of a policy’s Cash Value.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and

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investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing your policy’s Cash Value, Cash Surrender Value (and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify Us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2015, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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STATE VARIATIONS

The following lists some of the variations to the statements made in this prospectus. For more information, please review your policy.

Arizona:

Reinstatement. If this policy ends and is reinstated, suicide of the Insured, while sane or insane, within 2 years of the Issue Date is not covered.

California:

Free Look (“Right To Examine Policy”). If you return the policy, it will be void from the start and a refund will be made within 30 days from the date We are notified.

District of Columbia:

Free Look (“Right To Examine Policy”). Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the representative through whom it was purchased.

Florida:

Termination and Late Period. If the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next Policy Month is less than or equal to zero, the policy will continue for a late period of 31 days after that Monthly Deduction Day. To inform you of this event, We will mail a notice to you at your last known address at least 30 days before the end of the late period.

Special Provision Regarding Paid-Up Insurance. At the beginning of the late period, We will transfer any Cash Surrender Value you have invested in the Separate Account Investment Divisions as of the beginning of the late period to the Fixed Account. We do this by applying the sum of the remaining cash surrender value, which is already reduced by the amount of any Policy Debt, at the net single premium rate for the Insured’s age and sex based on the mortality table and the guaranteed interest rate shown in the Policy.

•	We will calculate the amount of paid-up insurance as of the beginning of the late period.

•	When paid-up insurance begins, We will continue to deduct certain charges for the policy on each Monthly Deduction Day and will discontinue all other monthly deductions.

•

When insurance has been changed to paid-up insurance, the Life Insurance Benefit Option selected under the policy will no longer apply and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. You may surrender the paid-up insurance at any time for the Cash Value, which remains at that time. All insurance will end when you send up your signed request for the Cash Value. Please review your policy for further details.

Payment Of Policy Proceeds. The life insurance proceeds of this policy will bear interest that will accrue at the rate set by Us for interest credited on life insurance proceeds equal to or greater than the Moody’s Corporate Bond Yield Average-Monthly Corporate.

Payment of Cash Surrender Value. Any payment of the Cash Surrender Value shall include interest at a rate in compliance with the Florida Insurance Code, unless such payment is made by Us within 30 days of receipt of the insurance policy and the request for cash surrender.

Illinois:

Life Insurance Proceeds. We will pay the life insurance proceeds to the Beneficiary no later than 2 months after We receive due proof that the Insured died on or after the Effective Date of this policy, subject to

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all of this policy’s provisions and subject to any payment We made before notification of death. There is no time limit for filing a claim.

Payment of Policy Proceeds. The life insurance proceeds of this policy will be paid in one sum no later than 2 months after We receive due proof of the Insured’s death.

Michigan:

Contestable Period. We will not contest the payment of the life insurance proceeds based on the Initial Face Amount, after this policy has been in force during the lifetime of the Insured for 2 years from the earlier of the Issue Date or the Policy Date.

Suicide Exclusion. Suicide of the Insured, while sane or insane, within 1 year of the Issue Date, is not covered by this policy. For Face Amount increases, the 1 year suicide exclusion period for each increase will begin on the date on which this increase takes effect. If this policy ends and is reinstated, suicide of the Insured, while sane or insane, within 1 year from the date of reinstatement is not covered.

Montana:

Unisex Status. Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured should be disregarded for policies issued in this state.

Life Insurance Proceeds. Life insurance proceeds will be paid within 60 days when We have due proof that the Insured died on or after the Effective Date of this policy. If settlement is made after the first 30 days of receipt of proof of death, it will bear interest at a rate prescribed by Montana law from the 30th day until a settlement is made.

North Dakota:

Effective Date. Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

Life Insurance Proceeds. We will pay the life insurance proceeds to the Beneficiary within 60 days when We have due proof that the Insured died on or after the Effective Date of this policy.

New York:

Free Look (“Right To Examine Policy”). The amount We refund will equal the premiums paid less loans and surrenders.

Face Amount Increase. Within 10 days after the effective date of an increase, you can cancel the increase by submitting your signed request in Good Order. In this case, any charges paid for the increase will be refunded.

Face Amount Decrease. Once per Policy Year, you can decrease your Face Amount, provided at least the Minimum Face Amount shown on Policy Data Page 2 remains in effect.

Premium Payments. If you have an outstanding loan, any Planned or Unplanned Premiums will first be applied to reduce that loan unless you tell Us otherwise.

Special Provision Regarding Paid-Up Insurance. You may elect paid-up life insurance by sending Us a signed request in Good Order. The paid-up insurance will begin on the Policy Anniversary following the date We receive your request. No more premiums may be paid. It is payable to the Beneficiary when We have proof that the Insured died while the paid-up insurance is in effect.

When paid-up insurance begins, We will transfer any Cash Surrender Value you have invested in the Separate Account Investment Divisions to the Fixed Account and We will continue to deduct certain charges for the policy on each Monthly Deduction Day. When insurance has been changed to paid-up insurance, the Life Insurance Benefit Option selected under the policy will no longer apply and loans, partial surrenders and

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transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. You may surrender the paid-up insurance at any time for the full Cash Value, which remains at that time. All insurance will end when you send Us your signed request for the Cash Value. See your policy for complete details.

Reinstatement. To reinstate this policy, a payment that is sufficient to keep this policy in effect for at least 3 months must be made. If this policy is reinstated, We will reinstate the Cash Value corresponding to the date the policy ended, less any Policy Debt if not repaid.

Transfers. Any transfer of the assets of the Separate Account to another separate account will only be made if approved by an appropriate insurance supervisory official of the state of New York or deemed approved in accordance with such law or regulation.

Change In Investment Objective. If an investment objective of the Separate Account is changed, it must be approved by the appropriate insurance official of the State of New York or deemed approved in accordance with such law or regulation. This may require a filing with, and approval by, the Superintendent of the Department of Financial Services of the State of New York.

In the event of a material change in the investment policy of the Separate Account, you have the right to exchange, without evidence of insurability, to a general account life insurance policy issued by Us or one of Our affiliates. You may elect to have the date of exchange be within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later.

Cash Value - On any day, charges and credits to the Cash Value will be processed in the following order, if applicable:

(1)	crediting of premium payments and loan repayments;

(2)	credited interest on the Fixed Account and adjustment of unit values for the Separate Account;

(3)	charges related to Policyowner requests such as transfers and partial surrenders; and

(4)	monthly deductions.

Loan Value. On or after the first Policy Anniversary and using the policy as sole security, you may borrow any amount up to the loan value of the policy. The loan value on any given date is equal to the Cash Value, less any Policy Debt to that date, less an amount that is sufficient to keep this policy in force for at least 3 months, based on current policy values at the time of the loan.

Loan Account. The minimum amount allowed for a loan is $500.

Information Provided In The Application. No statement made in connection with the application will be used by Us to contest this policy, or deny a claim, unless that statement is a material misrepresentation and is part of the application.

Contestable Period. Any action to contest the policy may only be made on the basis of any material misstatements in the application.

Suicide Exclusion. If this policy ends and is reinstated, suicide of the Insured, within 2 years from the date of reinstatement is not covered. However, any suicide exclusion period in effect prior to reinstatement will remain in effect.

Deferral Of Loan, Surrender Or Life Insurance Benefit Proceeds. Interest will be paid on any loan or surrender amount or life insurance proceeds deferred beyond 10 working days from the date We receive your request that gives Us the facts We need. We will set the interest rate to be at least the rate required by law.

Age 100 Policy Anniversary. Beginning on the Policy Anniversary on which the Insured is age 100:

1.	No further Planned or Unplanned Premiums will be allowed, except as needed to keep the policy from lapsing, and no further cost of insurance deductions will be made from the Cash Value. We will continue to deduct all other Monthly Deduction Charges.

2.	Any riders attached to the policy will also end.

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Oregon:

Free Look (“Right To Examine Policy”). Within 14 days after delivery, you can return the policy to NYLIAC or to the representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and surrenders.

State Premium Tax Charge. In Oregon, this charge is referred to as a “State Premium Tax Charge Back,” and the rate may not be changed for the life of the policy.

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APPENDIX A

ILLUSTRATIONS

The following tables demonstrate the way in which your policy works. The tables are based on the gender, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

The tables are for a policy issued to a male with a nonsmoker, guaranteed issue underwriting class and an issue age of 45 with a planned annual premium of $7,000 for 20 years, an initial Face Amount of $400,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value, would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternate Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value, for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the Policyowner pays more than the stated premium.

Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-10, and 0.25% thereafter (on a current basis) of the Accumulation Value.

Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the policy’s daily average Accumulation Value.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.79% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

A-1

TABLE 1

NEW YORK LIFE CORPEXEC VARIABLE UNIVERSAL LIFE 6 INSURANCE POLICY

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Life Insurance Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,480	5,816	6,040	6,808	7,144	7,368
2	400,000	400,000	400,000	11,070	12,095	12,802	13,316	14,341	15,047
3	400,000	400,000	400,000	16,456	18,531	20,008	19,597	21,672	23,149
4	400,000	400,000	400,000	21,670	25,163	27,730	25,631	29,124	31,691
5	400,000	400,000	400,000	26,772	32,058	36,074	31,504	36,790	40,806
6	400,000	400,000	400,000	32,334	39,837	45,724	37,198	44,701	50,588
7	400,000	400,000	400,000	37,774	47,931	56,163	42,706	52,863	61,095
8	400,000	400,000	400,000	43,258	56,533	67,645	48,033	61,308	72,420
9	400,000	400,000	400,000	48,612	65,483	80,073	53,186	70,057	84,646
10	400,000	400,000	400,000	53,834	74,799	93,532	58,170	79,135	97,868
15	400,000	400,000	400,000	78,007	128,090	181,046	78,007	128,090	181,046
20	400,000	400,000	590,021	98,200	194,211	312,181	98,200	194,211	312,181
25	400,000	400,000	769,547	78,909	236,802	460,807	78,909	236,802	460,807
30	400,000	429,610	1,007,321	50,362	288,329	676,054	50,362	288,329	676,054
35	400,000	469,233	1,324,955	6,820	350,174	988,772	6,820	350,174	988,772
40		525,037	1,785,255		423,417	1,439,722		423,417	1,439,722
45		597,267	2,445,417		510,484	2,090,100		510,484	2,090,100
50		683,748	3,370,783		615,989	3,036,741		615,989	3,036,741
55		782,367	4,643,777		752,276	4,465,171		752,276	4,465,171

Assuming a fund fee average of 0.79% 0% gross = –0.79% net 6% gross = 5.16% net 10% gross = 9.13% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 11 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

A-2

TABLE 2

NYLIAC CORPEXEC VARIABLE UNIVERSAL LIFE 6 INSURANCE POLICY

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Life Insurance Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400000	400,000	400,000	4,417	4,714	4,913	5,747	6,044	6,243
2	400000	400,000	400,000	8,957	9,841	10,451	11,111	11,995	12,605
3	400000	400,000	400,000	13,346	15,108	16,364	16,229	17,991	19,247
4	400000	400,000	400,000	17,586	20,524	22,688	21,068	24,005	26,169
5	400000	400,000	400,000	21,727	26,144	29,506	25,715	30,131	33,493
6	400000	400,000	400,000	25,727	31,934	36,817	30,109	36,317	41,200
7	400000	400,000	400,000	29,545	37,861	44,624	34,217	42,533	49,296
8	400000	400,000	400,000	33,652	44,427	53,485	38,114	48,889	57,947
9	400000	400,000	400,000	37,538	51,131	62,943	41,771	55,364	67,176
10	400000	400,000	400,000	41,166	57,944	73,017	45,159	61,937	77,010
15	400000	400,000	400,000	55,034	93,464	134,558	55,034	93,464	134,558
20	400000	400,000	420,521	60,216	131,101	222,498	60,216	131,101	222,498
25	400000	400,000	508,554	19,490	130,315	304,524	19,490	130,315	304,524
30		400,000	613,966		110,407	412,058		110,407	412,058
35		400,000	735,882		41,738	549,166		41,738	549,166
40			888,627			716,635			716,635
45			1,070,922			915,318			915,318
50			1,285,585			1,158,185			1,158,185
55			1,570,146			1,509,756			1,509,756
Assuming a fund fee average of 0.79% 0% gross = –0.79% net 6% gross = 5.16% net 10% gross = 9.13% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 11 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

A-3

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL VI. The SAI is available without charge upon request. You can request the SAI by mail by contacting NYLIAC at the Service Office noted on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on Our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Page
Distribution and Compensation Arrangements	2
Financial Statements	3
NYLIAC & Separate Account Financial Statements	F-1

Information about CorpExec VUL VI, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL VI are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or more information about your policy, contact your registered representative or call Us at (888) 695-4748.

SEC File Number: 811-07697

70

Statement of Additional Information

dated

May 1, 2016

for

Corporate Executive Series VI

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current CorpExec VUL VI Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL VI prospectus dated May 1, 2016 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL VI prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL VI prospectus.

Table of Contents

Page
Distribution and Compensation Arrangements	2
Financial Statements	3
NYLIAC & Separate Account Financial Statements	F-1

CorpExec VUL VI is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Total commissions paid in the fiscal years ended December 31, 2015, 2014 and 2013 were $3,387,702, $3,797,339 and $3,805,577 respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NFP Securities, Inc., 1250 Capital of Texas Highway, Austin, Texas 78746, is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2015, in addition to the commissions described above, NFP Securities, Inc. and its affiliate, NFP Insurance Services, Inc., received override payments of $4,734 based on a percentage of the commissions its affiliated registered representatives received.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2015 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

3

NYLIAC CSVUL Separate Account-I

NYLIAC Corporate Sponsored
Variable Universal Life
Separate Account-I
Financial Statements

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities
As of December 31, 2015

	MainStay VP Bond—Initial Class	MainStay VP Cash Management—Initial Class	MainStay VP Common Stock—Initial Class	MainStay VP Convertible—Initial Class	MainStay VP Cornerstone Growth—Initial Class	MainStay VP Eagle Small Cap Growth—Initial Class	MainStay VP Emerging Markets Equity—Initial Class	MainStay VP Floating Rate—Initial Class
ASSETS:
Investment at net asset value	$60,587,864	$76,381,878	$189,484,840	$3,239,293	$184,041	$6,140,966	$9,864,210	$6,013,085
Dividends due and accrued	—	836	—	—	—	—	—	21,291
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	973	(30,105)	16,139	10	—	14	(1,832)	—
Net receivable from (payable to) the Fund for shares sold
or purchased	(973)	29,269	(16,139)	(10)	—	(14)	1,832	(21,291)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	20	208	1,127	5	—	—	6	—

Total net assets	$60,587,844	$76,381,670	$189,483,713	$3,239,288	$184,041	$6,140,966	$9,864,204	$6,013,085

Total shares outstanding	4,269,234	76,375,726	7,452,574	273,151	7,054	532,525	1,444,947	687,755

Net asset value per share (NAV)	$14.19	$1.00	$25.43	$11.86	$26.09	$11.53	$6.83	$8.74

Total units outstanding	3,640,633	65,148,220	6,974,838	139,366	9,599	458,941	1,345,992	429,790
Variable accumulation unit value (lowest to highest)	$16.47 to $22.09	$1.14 to $1.30	$23.27 to $28.01	$19.78 to $26.14	$17.69 to $19.19	$13.38 to $13.38	$7.25 to $7.33	$13.99 to $13.99
Identified cost of investment	$62,858,571	$76,410,044	$144,544,077	$3,441,069	$178,589	$6,705,781	$12,542,648	$6,322,355

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP Government—Initial Class	MainStay VP High Yield Corporate Bond—Initial Class	MainStay VP ICAP Select Equity—Initial Class	MainStay VP Income Builder—Initial Class	MainStay VP International Equity—Initial Class	MainStay VP Janus Balanced—Initial Class	MainStay VP Large Cap Growth—Initial Class	MainStay VP Marketfield—Initial Class
ASSETS:
Investment at net asset value	$2,115,626	$36,974,655	$328,459,925	$9,877,212	$43,231,408	$8,961,529	$15,251,127	$397,072
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	(50,766)	1,691	—	6,456	683	—	—
Net receivable from (payable to) the Fund for shares sold
or purchased	—	50,766	(1,691)	—	(6,456)	(683)	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	5	2,131	82	275	17	1	—

Total net assets	$2,115,626	$36,974,650	$328,457,794	$9,877,130	$43,231,133	$8,961,512	$15,251,126	$397,072

Total shares outstanding	192,482	4,064,834	21,086,975	645,028	3,078,805	740,116	732,315	43,964

Net asset value per share (NAV)	$10.99	$9.10	$15.58	$15.31	$14.04	$12.11	$20.83	$9.03

Total units outstanding	135,057	1,811,147	13,740,508	591,231	2,085,600	661,493	638,530	47,856
Variable accumulation unit value (lowest to highest)	$15.66 to $20.18	$20.32 to $28.85	$21.46 to $24.10	$16.71 to $16.71	$19.13 to $23.94	$13.43 to $13.58	$13.53 to $23.99	$8.30 to $8.30
Identified cost of investment	$2,160,313	$41,145,668	$279,517,861	$10,319,947	$40,589,467	$9,028,925	$16,648,618	$433,765

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP MFS® Utilities—Initial Class	MainStay VP Mid Cap Core—Initial Class	MainStay VP S&P 500 Index—Initial Class	MainStay VP T. Rowe Price Equity Income—Initial Class	MainStay VP U.S. Small Cap—Initial Class	MainStay VP Van Eck Global Hard Assets—Initial Class	AB® VPS International Value Portfolio—Class A	AB® VPS Small/Mid Cap Value Portfolio—Class A
ASSETS:
Investment at net asset value	$2,870,345	$87,757,362	$223,329,156	$15,318,285	$11,690,798	$4,098,104	$23,058	$4,123,097
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	3,954	1,728	19,922	(64,808)	—	48	—	—
Net receivable from (payable to) the Fund for shares sold
or purchased	(3,954)	(1,728)	(19,922)	64,808	—	(48)	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1	531	1,488	12	—	—	—	—

Total net assets	$2,870,344	$87,756,831	$223,327,668	$15,318,273	$11,690,798	$4,098,104	$23,058	$4,123,097

Total shares outstanding	282,904	6,750,183	5,408,118	1,279,434	1,013,651	761,594	1,705	238,467

Net asset value per share (NAV)	$10.15	$13.00	$41.29	$11.97	$11.53	$5.38	$13.52	$17.29

Total units outstanding	231,608	2,392,032	9,902,312	1,107,876	576,099	700,146	3,450	217,360
Variable accumulation unit value (lowest to highest)	$12.28 to $12.40	$28.82 to $38.16	$22.42 to $23.16	$13.69 to $13.84	$20.29 to $20.29	$5.85 to $5.85	$6.68 to $6.68	$18.97 to $18.97
Identified cost of investment	$3,550,053	$83,901,773	$156,216,536	$15,944,119	$10,912,075	$5,980,022	$22,163	$4,956,603

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Alger SMid Cap Growth Portfolio— Class I-2	American Century Investments® VP Inflation Protection Fund—Class II	American Century Investments® VP Mid Cap Value Fund—Class II	American Century Investments® VP Value Fund—Class II	American Funds IS® Asset Allocation Fund—Class 2	American Funds IS® Global Growth Fund—Class 1	American Funds IS® Global Small Capitalization Fund—Class 2	American Funds IS® Growth Fund—Class 2
ASSETS:
Investment at net asset value	$493,221	$3,422,226	$4,172,296	$13,149,453	$3,156,945	$1,923,033	$1,155,933	$14,477,953
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	—	1,044	—	—	—	29	(40,240)
Net receivable from (payable to) the Fund for shares sold
or purchased	—	—	(1,044)	—	—	—	(29)	40,240
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	7	—	—	—	—

Total net assets	$493,221	$3,422,226	$4,172,296	$13,149,446	$3,156,945	$1,923,033	$1,155,933	$14,477,953

Total shares outstanding	103,836	344,288	226,755	1,484,136	154,374	72,870	48,365	213,886

Net asset value per share (NAV)	$4.75	$9.94	$18.40	$8.86	$20.45	$26.39	$23.90	$67.69

Total units outstanding	33,454	355,519	358,453	686,781	192,723	107,451	80,983	820,130
Variable accumulation unit value (lowest to highest)	$14.74 to $14.74	$9.63 to $9.63	$11.64 to $11.64	$19.05 to $20.42	$16.38 to $16.38	$17.90 to $17.90	$10.09 to $14.28	$17.65 to $17.65
Identified cost of investment	$748,592	$3,577,908	$4,554,027	$13,085,670	$3,358,744	$2,054,155	$1,216,295	$14,150,079

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	American Funds IS® Growth-Income Fund—Class 2	American Funds IS® International Fund—Class 2	BlackRock® Global Allocation V.I. Fund—Class I	Davis Value Portfolio	Delaware VIP® Emerging Markets Series—Standard Class	Delaware VIP® International Value Equity Series—Standard Class	Delaware VIP® Small Cap Value Series—Standard Class	Deutsche Alternative Asset Allocation VIP—Class A
ASSETS:
Investment at net asset value	$1,000,903	$29,770,300	$452,843	$1,024,894	$488,737	$1,359,705	$8,941,331	$1,599
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	653	9,244	—	—	(64,564)	—	(43,669)	—
Net receivable from (payable to) the Fund for shares sold
or purchased	(653)	(9,244)	—	—	64,564	—	43,669	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1	—	—	—	—	—	—	—

Total net assets	$1,000,902	$29,770,300	$452,843	$1,024,894	$488,737	$1,359,705	$8,941,331	$1,599

Total shares outstanding	22,223	1,652,070	30,009	106,538	30,039	125,434	265,164	127

Net asset value per share (NAV)	$45.04	$18.02	$15.09	$9.62	$16.27	$10.84	$33.72	$12.60

Total units outstanding	64,089	2,458,042	46,349	62,797	53,904	170,762	656,274	173
Variable accumulation unit value (lowest to highest)	$15.45 to $17.98	$12.11 to $12.11	$9.77 to $9.77	$16.31 to $16.31	$9.07 to $9.07	$7.96 to $7.96	$13.62 to $13.62	$9.24 to $9.24
Identified cost of investment	$1,100,093	$33,444,525	$493,138	$1,255,813	$634,551	$1,398,692	$10,124,366	$1,670

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Deutsche Global Small Cap VIP—Class A	Deutsche Small Cap Index VIP—Class A	Deutsche Small Mid Cap Value VIP—Class A	DFA VA International Small Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio—Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
ASSETS:
Investment at net asset value	$228,819	$21,751,205	$1,236,131	$824,754	$64,719	$2,002,418	$3,621,834	$19,397
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	3,961	—	—	—	—	—	—
Net receivable from (payable to) the Fund for shares sold
or purchased	—	(3,961)	—	—	—	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	—	—

Total net assets	$228,819	$21,751,205	$1,236,131	$824,754	$64,719	$2,002,418	$3,621,834	$19,397

Total shares outstanding	17,374	1,432,886	77,403	74,504	3,133	126,415	203,703	421

Net asset value per share (NAV)	$13.17	$15.18	$15.97	$11.07	$20.66	$15.84	$17.78	$46.02

Total units outstanding	16,992	993,820	83,673	78,887	6,664	195,305	155,384	1,220
Variable accumulation unit value (lowest to highest)	$13.47 to $13.47	$21.89 to $21.89	$14.77 to $14.77	$10.45 to $10.45	$9.71 to $9.71	$10.25 to $10.25	$23.31 to $23.31	$15.88 to $15.88
Identified cost of investment	$253,574	$22,901,003	$1,326,646	$888,872	$69,503	$2,317,999	$3,245,717	$14,554
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity® VIP Equity-Income Portfolio—Initial Class	Fidelity® VIP Freedom 2010 Portfolio—Initial Class	Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Fidelity® VIP Government Money Market Portfolio—Initial Class	Fidelity® VIP Growth Portfolio—Initial Class
ASSETS:
Investment at net asset value	$25,530,575	$7,380,520	$2,540,008	$10,266,598	$7,254,352	$2,922,527	$36,316,099	$1,496,038
Dividends due and accrued	—	—	—	—	—	—	711	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	5,144	522	1,036	10,646	5,934	—	416,913	4,173
Net receivable from (payable to) the Fund for shares sold
or purchased	(5,144)	(522)	(1,036)	(10,646)	(5,934)	—	(417,624)	(4,173)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	14	—	—	—	—	—	—	—

Total net assets	$25,530,561	$7,380,520	$2,540,008	$10,266,598	$7,254,352	$2,922,527	$36,316,099	$1,496,038

Total shares outstanding	752,670	360,729	209,054	825,289	572,110	160,667	36,316,097	22,753

Net asset value per share (NAV)	$33.92	$20.46	$12.15	$12.44	$12.68	$18.19	$1.00	$65.75

Total units outstanding	964,091	387,322	152,907	614,618	434,633	166,170	3,605,417	66,836
Variable accumulation unit value (lowest to highest)	$26.13 to $34.79	$19.05 to $22.99	$16.61 to $16.61	$14.57 to $16.70	$16.69 to $16.69	$17.59 to $17.59	$10.07 to $10.07	$22.39 to $22.80
Identified cost of investment	$25,183,698	$7,527,013	$2,645,145	$10,591,654	$7,534,806	$3,048,280	$35,898,475	$1,383,114

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Fidelity® VIP Index 500 Portfolio—Initial Class	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Fidelity® VIP Mid Cap Portfolio—Initial Class	Fidelity® VIP Overseas Portfolio—Initial Class	Fidelity® VIP Real Estate Portfolio—Initial Class	Fidelity® VIP Value Portfolio—Initial Class	Fidelity® VIP Value Strategies Portfolio—Service Class 2	Invesco V.I. American Value Fund—Series I Shares
ASSETS:
Investment at net asset value	$116,507,697	$27,942,998	$26,900,995	$9,687,410	$3,152,506	$87,227	$495,064	$8,110,372
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	(12,627)	(56,029)	3,678	4,043	—	—	—	4,311
Net receivable from (payable to) the Fund for shares sold
or purchased	12,627	56,029	(3,678)	(4,043)	—	—	—	(4,311)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1	9	9	—	—	—	—	—

Total net assets	$116,507,696	$27,942,989	$26,900,986	$9,687,410	$3,152,506	$87,227	$495,064	$8,110,372

Total shares outstanding	564,393	2,258,932	823,920	507,726	160,760	6,529	33,816	516,913

Net asset value per share (NAV)	$206.43	$12.37	$32.65	$19.08	$19.61	$13.36	$14.64	$15.69

Total units outstanding	5,129,068	1,702,741	930,636	561,968	239,901	9,242	22,160	249,818
Variable accumulation unit value (lowest to highest)	$22.72 to $27.38	$16.33 to $18.22	$28.63 to $35.76	$13.52 to $17.24	$13.14 to $13.14	$9.44 to $9.44	$22.34 to $22.34	$32.47 to $32.47
Identified cost of investment	$100,638,060	$29,125,384	$27,786,061	$9,056,874	$3,064,185	$101,626	$438,222	$9,567,616

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco V.I. International Growth Fund—Series I Shares	Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Aspen Flexible Bond Portfolio—Institutional Shares	Janus Aspen Forty Portfolio—Institutional Shares	Janus Aspen Global Research Portfolio—Institutional Shares	Lazard Retirement International Equity Portfolio—Service Shares
ASSETS:
Investment at net asset value	$4,515,509	$18,574,493	$649,837	$6,561,884	$4,730,614	$3,904,504	$617,892	$2,147,939
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	(2,154)	1,002	—	522	—	2,584	6,456	1,122
Net receivable from (payable to) the Fund for shares sold
or purchased	2,154	(1,002)	—	(522)	—	(2,584)	(6,456)	(1,122)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1	—	—	—	—	—	2	1

Total net assets	$4,515,508	$18,574,493	$649,837	$6,561,884	$4,730,614	$3,904,504	$617,890	$2,147,938

Total shares outstanding	276,009	554,628	53,617	114,458	405,365	107,355	15,355	174,914

Net asset value per share (NAV)	$16.36	$33.49	$12.12	$57.33	$11.67	$36.37	$40.24	$12.28

Total units outstanding	325,876	1,202,976	44,561	204,730	473,592	157,353	36,807	136,166
Variable accumulation unit value (lowest to highest)	$12.14 to $13.90	$15.44 to $15.44	$14.58 to $14.58	$32.05 to $32.05	$9.99 to $9.99	$24.81 to $24.81	$16.46 to $17.50	$13.04 to $15.93
Identified cost of investment	$4,311,794	$18,575,920	$795,025	$6,888,424	$4,846,093	$4,489,199	$534,441	$2,284,324

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Lord Abbett Series Fund Developing Growth Portfolio—Class VC	Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund—Service Class	LVIP SSgA Bond Index Fund—Standard Class	LVIP SSgA Developed International 150 Fund—Standard Class	LVIP SSgA Emerging Markets 100 Fund—Standard Class	LVIP SSgA International Index Fund—Standard Class	MFS® Global Tactical Allocation Portfolio—Initial Class
ASSETS:
Investment at net asset value	$34,624	$1,876,783	$12,784,764	$11,329,246	$2,715,083	$8,303,326	$9,220,121	$5,949,565
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	4,451	4,421	—	—	—	—	—
Net receivable from (payable to) the Fund for shares sold
or purchased	—	(4,451)	(4,421)	—	—	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	1	—	—	—	—	—

Total net assets	$34,624	$1,876,783	$12,784,763	$11,329,246	$2,715,083	$8,303,326	$9,220,121	$5,949,565

Total shares outstanding	1,555	80,618	311,353	1,014,893	354,311	1,133,560	1,107,389	398,764

Net asset value per share (NAV)	$22.27	$23.28	$41.06	$11.16	$7.66	$7.33	$8.33	$14.92

Total units outstanding	3,750	89,461	584,004	1,068,628	213,479	1,049,051	755,287	459,595
Variable accumulation unit value (lowest to highest)	$9.23 to $9.23	$20.95 to $26.27	$16.45 to $21.95	$10.60 to $10.60	$12.72 to $12.72	$7.92 to $7.92	$12.21 to $12.21	$12.95 to $12.95
Identified cost of investment	$39,405	$1,904,461	$13,823,293	$11,652,903	$3,220,761	$10,846,795	$9,975,950	$6,410,904

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MFS® International Value Portfolio—Initial Class	MFS® Investors Trust Series—Initial Class	MFS® New Discovery Series—Initial Class	MFS® Value Series—Initial Class	Neuberger Berman AMT Large Cap Value Portfolio—Class I	Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	Oppenheimer Core Bond Fund/VA—Non-Service Shares	PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class
ASSETS:
Investment at net asset value	$20,256,646	$70,075	$9,853	$21,525,505	$892,319	$256,177	$1,153	$10,298,804
Dividends due and accrued	—	—	—	—	—	—	—	18,142
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	996	—	—	—	1,423	—	—	(14,741)
Net receivable from (payable to) the Fund for shares sold
or purchased	(996)	—	—	—	(1,423)	—	—	(3,401)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	1	—	—	—	—	—	—

Total net assets	$20,256,646	$70,074	$9,853	$21,525,505	$892,319	$256,177	$1,153	$10,298,804

Total shares outstanding	901,899	2,636	636	1,170,501	67,651	4,617	150	914,636

Net asset value per share (NAV)	$22.46	$26.58	$15.49	$18.39	$13.19	$55.49	$7.71	$11.26

Total units outstanding	1,240,751	2,584	428	934,513	74,232	15,185	99	789,062
Variable accumulation unit value (lowest to highest)	$16.16 to $16.33	$27.07 to $27.07	$22.96 to $22.96	$23.03 to $23.03	$12.02 to $12.02	$16.87 to $16.87	$11.79 to $11.79	$11.26 to $13.05
Identified cost of investment	$19,441,675	$54,280	$9,677	$21,950,608	$1,026,187	$235,678	$1,169	$11,314,375

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	PIMCO VIT High Yield Portfolio—Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO VIT Real Return Portfolio—Administrative Class	PIMCO VIT Total Return Portfolio—Administrative Class	Royce Micro-Cap Portfolio—Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Index 500 Portfolio
ASSETS:
Investment at net asset value	$2,193,146	$1,073,697	$11,377,089	$14,999,685	$35,976,888	$4,347,047	$29,032,857	$762,410
Dividends due and accrued	11,596	2,305	16,648	2,244	95,847	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	—	9,158	(4,263)	675	7,234	23,153	61
Net receivable from (payable to) the Fund for shares sold
or purchased	(11,596)	(2,305)	(25,806)	2,019	(96,522)	(7,234)	(23,153)	(61)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	—	—

Total net assets	$2,193,146	$1,073,697	$11,377,089	$14,999,685	$35,976,888	$4,347,047	$29,032,857	$762,410

Total shares outstanding	302,086	92,242	1,109,960	1,257,308	3,400,462	465,423	1,261,750	49,315

Net asset value per share (NAV)	$7.26	$11.64	$10.25	$11.93	$10.58	$9.34	$23.01	$15.46

Total units outstanding	157,869	50,667	782,604	986,088	1,995,608	249,479	1,034,681	36,956
Variable accumulation unit value (lowest to highest)	$13.90 to $13.90	$21.21 to $21.21	$14.54 to $14.54	$14.76 to $15.18	$14.95 to $18.05	$16.96 to $17.44	$28.06 to $28.06	$20.63 to $20.63
Identified cost of investment	$2,424,450	$1,055,815	$11,739,939	$16,242,461	$37,877,428	$5,100,258	$24,660,407	$735,790

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	TOPS® Balanced ETF Portfolio—Class 2 Shares	TOPS® Conservative ETF Portfolio—Class 2 Shares	TOPS® Growth ETF Portfolio—Class 2 Shares
ASSETS:
Investment at net asset value	$3,428,114	$5,532,397	$8,255,599	$7,793,755	$49,513	$150,772	$222,027	$81,478
Dividends due and accrued	—	6,112	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	1,044	(720)	653	9,616	—	—	—	—
Net receivable from (payable to) the Fund for shares sold
or purchased	(1,044)	(5,392)	(653)	(9,616)	—	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	5	—	—	—	—	—	—	—

Total net assets	$3,428,109	$5,532,397	$8,255,599	$7,793,755	$49,513	$150,772	$222,027	$81,478

Total shares outstanding	233,682	1,143,057	338,206	416,111	4,359	14,224	20,887	6,762

Net asset value per share (NAV)	$14.67	$4.84	$24.41	$18.73	$11.36	$10.60	$10.63	$12.05

Total units outstanding	191,324	412,879	308,844	371,593	3,305	11,950	18,966	5,753
Variable accumulation unit value (lowest to highest)	$17.66 to $17.99	$13.40 to $13.81	$26.73 to $26.73	$20.97 to $20.97	$14.98 to $14.98	$12.62 to $12.62	$11.71 to $11.71	$14.16 to $14.16
Identified cost of investment	$3,493,078	$5,567,151	$8,798,296	$8,677,684	$52,450	$159,256	$230,119	$88,631

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	UIF Emerging Markets Debt Portfolio—Class I	UIF U.S. Real Estate Portfolio—Class I	Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	Voya Russell™ Mid Cap Index Portfolio—Class I
ASSETS:
Investment at net asset value	$74,830	$52,265	$97,030	$350,571	$6,848,630	$15,820,725	$1,412,872	$7,753,084
Dividends due and accrued	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	—	—	—	1,682	9,269	29	3,263
Net receivable from (payable to) the Fund for shares sold
or purchased	—	—	—	—	(1,682)	(9,269)	(29)	(3,263)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	—	—

Total net assets	$74,830	$52,265	$97,030	$350,571	$6,848,630	$15,820,725	$1,412,872	$7,753,084

Total shares outstanding	7,007	4,992	8,993	35,882	919,279	780,115	185,173	505,416

Net asset value per share (NAV)	$10.68	$10.47	$10.79	$9.77	$7.45	$20.28	$7.63	$15.34

Total units outstanding	6,434	4,480	8,161	26,251	335,091	501,921	128,225	509,705
Variable accumulation unit value (lowest to highest)	$11.63 to $11.63	$11.66 to $11.66	$11.89 to $11.89	$13.35 to $13.35	$18.59 to $20.44	$31.50 to $37.77	$10.82 to $11.02	$15.21 to $15.21
Identified cost of investment	$79,421	$58,865	$105,030	$399,655	$7,892,107	$13,891,689	$1,614,349	$7,133,028

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

Voya Small Company Portfolio—Class I
ASSETS:
Investment at net asset value	$213,812
Dividends due and accrued	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—
Net receivable from (payable to) the Fund for shares sold
or purchased	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—

Total net assets	$213,812

Total shares outstanding	10,837

Net asset value per share (NAV)	$19.73

Total units outstanding	21,115
Variable accumulation unit value (lowest to highest)	$10.13 to $10.13
Identified cost of investment	$217,552
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations
For the year ended December 31, 2015

	MainStay VP Bond—Initial Class	MainStay VP Cash Management—Initial Class	MainStay VP Common Stock—Initial Class	MainStay VP Convertible—Initial Class	MainStay VP Cornerstone Growth—Initial Class	MainStay VP Eagle Small Cap Growth—Initial Class	MainStay VP Emerging Markets Equity—Initial Class	MainStay VP Floating Rate—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,497,581	$10,017	$2,557,215	$81,506	$—	$—	$125,603	$226,520
Mortality and expense risk charges	(7,405)	(33,189)	(410,494)	(1,821)	(1,572)	—	(1,517)	—

Net investment income (loss)	1,490,176	(23,172)	2,146,721	79,685	(1,572)	—	124,086	226,520

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,688,721	57,806,748	4,311,086	108,067	11,254,225	800,553	3,780,936	655,549
Cost of investments sold	(2,730,328)	(57,801,098)	(2,515,723)	(96,342)	(10,788,163)	(654,418)	(4,417,840)	(676,296)

Net realized gain (loss) on investments	(41,607)	5,650	1,795,363	11,725	466,062	146,135	(636,904)	(20,747)
Realized gain distribution received	23,135	—	14,332,196	247,084	1,256,727	728,303	—	—
Change in unrealized appreciation (depreciation)
on investments	(1,426,380)	(5,625)	(17,521,509)	(383,374)	(1,303,793)	(908,185)	(1,175,198)	(204,107)

Net gain (loss) on investments	(1,444,852)	25	(1,393,950)	(124,565)	418,996	(33,747)	(1,812,102)	(224,854)

Net increase (decrease) in net assets
resulting from operations	$45,324	$(23,147)	$752,771	$(44,880)	$417,424	$(33,747)	$(1,688,016)	$1,666
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	MainStay VP Government—Initial Class	MainStay VP High Yield Corporate Bond—Initial Class	MainStay VP ICAP Select Equity—Initial Class	MainStay VP Income Builder—Initial Class	MainStay VP International Equity—Initial Class	MainStay VP Janus Balanced—Initial Class	MainStay VP Large Cap Growth—Initial Class	MainStay VP Marketfield—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$53,489	$2,151,472	$9,153,112	$434,277	$394,072	$184,559	$—	$—
Mortality and expense risk charges	—	(764)	(805,775)	(27,136)	(99,377)	(6,161)	(263)	—

Net investment income (loss)	53,489	2,150,708	8,347,337	407,141	294,695	178,398	(263)	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	789,101	4,340,541	8,106,975	1,351,869	4,444,829	5,516,379	1,967,453	1,042,512
Cost of investments sold	(784,466)	(4,173,497)	(5,557,234)	(1,156,177)	(4,056,073)	(4,834,682)	(2,160,477)	(1,192,291)

Net realized gain (loss) on investments	4,635	167,044	2,549,741	195,692	388,756	681,697	(193,024)	(149,779)
Realized gain distribution received	—	—	37,720,987	314,757	—	621,194	2,045,629	—
Change in unrealized appreciation (depreciation)
on investments	(45,232)	(2,894,331)	(62,327,778)	(1,273,495)	1,690,375	(1,376,022)	(1,445,489)	58,363

Net gain (loss) on investments	(40,597)	(2,727,287)	(22,057,050)	(763,046)	2,079,131	(73,131)	407,116	(91,416)

Net increase (decrease) in net assets
resulting from operations	$12,892	$(576,579)	$(13,709,713)	$(355,905)	$2,373,826	$105,267	$406,853	$(91,416)
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	MainStay VP MFS® Utilities—Initial Class	MainStay VP Mid Cap Core—Initial Class	MainStay VP S&P 500 Index—Initial Class	MainStay VP T. Rowe Price Equity Income—Initial Class	MainStay VP U.S. Small Cap—Initial Class	MainStay VP Van Eck Global Hard Assets—Initial Class	AB® VPS International Value Portfolio—Class A	AB® VPS Small/Mid Cap Value Portfolio—Class A
INVESTMENT INCOME (LOSS):
Dividend income	$144,092	$507,161	$2,925,633	$299,400	$54,264	$18,847	$595	$36,558
Mortality and expense risk charges	(308)	(202,599)	(543,037)	(4,627)	—	—	—	—

Net investment income (loss)	143,784	304,562	2,382,596	294,773	54,264	18,847	595	36,558

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,187,701	2,940,872	21,564,468	10,397,664	1,255,233	1,383,744	407	923,426
Cost of investments sold	(1,123,201)	(2,467,627)	(12,596,362)	(7,744,971)	(737,498)	(1,705,280)	(369)	(807,745)

Net realized gain (loss) on investments	64,500	473,245	8,968,106	2,652,693	517,735	(321,536)	38	115,681
Realized gain distribution received	258,887	12,384,432	2,488,639	923,372	1,034,753	—	—	743,077
Change in unrealized appreciation (depreciation)
on investments	(1,002,512)	(16,744,386)	(12,087,708)	(5,010,543)	(1,999,269)	(1,247,368)	(31)	(1,137,286)

Net gain (loss) on investments	(679,125)	(3,886,709)	(630,963)	(1,434,478)	(446,781)	(1,568,904)	7	(278,528)

Net increase (decrease) in net assets
resulting from operations	$(535,341)	$(3,582,147)	$1,751,633	$(1,139,705)	$(392,517)	$(1,550,057)	$602	$(241,970)
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	Alger SMid Cap Growth Portfolio— Class I-2	American Century Investments® VP Inflation Protection Fund—Class II	American Century Investments® VP Mid Cap Value Fund—Class II	American Century Investments® VP Value Fund—Class II	American Funds IS® Asset Allocation Fund—Class 2	American Funds IS® Global Growth Fund—Class 1	American Funds IS® Global Small Capitalization Fund—Class 2	American Funds IS® Growth Fund—Class 2
INVESTMENT INCOME (LOSS):
Dividend income	$—	$39,762	$77,430	$281,897	$50,411	$22,950	$—	$89,041
Mortality and expense risk charges	—	—	—	(2,463)	—	—	(3)	—

Net investment income (loss)	—	39,762	77,430	279,434	50,411	22,950	(3)	89,041

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	43,140	45,554	1,248,070	1,426,137	232,479	116,052	184,596	3,442,765
Cost of investments sold	(50,518)	(53,595)	(1,306,704)	(950,101)	(240,872)	(123,734)	(143,984)	(2,792,687)

Net realized gain (loss) on investments	(7,378)	(8,041)	(58,634)	476,036	(8,393)	(7,682)	40,612	650,078
Realized gain distribution received	177,698	—	236,425	—	195,228	158,689	88,115	3,207,976
Change in unrealized appreciation (depreciation)
on investments	(173,497)	(108,268)	(406,580)	(1,465,702)	(202,283)	(62,447)	(127,240)	(2,946,957)

Net gain (loss) on investments	(3,177)	(116,309)	(228,789)	(989,666)	(15,448)	88,560	1,487	911,097

Net increase (decrease) in net assets
resulting from operations	$(3,177)	$(76,547)	$(151,359)	$(710,232)	$34,963	$111,510	$1,484	$1,000,138
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	American Funds IS® Growth-Income Fund—Class 2	American Funds IS® International Fund—Class 2	BlackRock® Global Allocation V.I. Fund—Class I	Davis Value Portfolio	Delaware VIP® Emerging Markets Series—Standard Class	Delaware VIP® International Value Equity Series—Standard Class	Delaware VIP® Small Cap Value Series—Standard Class	Deutsche Alternative Asset Allocation VIP—Class A
INVESTMENT INCOME (LOSS):
Dividend income	$13,176	$479,677	$4,794	$8,376	$5,226	$30,428	$62,642	$—
Mortality and expense risk charges	(143)	—	—	—	—	—	—	—

Net investment income (loss)	13,033	479,677	4,794	8,376	5,226	30,428	62,642	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	106,000	5,633,893	16,151	191,824	187,615	1,548,142	1,499,348	13
Cost of investments sold	(94,875)	(5,088,124)	(16,292)	(193,440)	(188,112)	(1,662,650)	(1,354,120)	(13)

Net realized gain (loss) on investments	11,125	545,769	(141)	(1,616)	(497)	(114,508)	145,228	—
Realized gain distribution received	139,113	1,795,302	23,014	161,634	12,269	—	910,730	—
Change in unrealized appreciation (depreciation)
on investments	(149,605)	(4,538,754)	(40,295)	(151,264)	(81,208)	117,884	(1,755,784)	(71)

Net gain (loss) on investments	633	(2,197,683)	(17,422)	8,754	(69,436)	3,376	(699,826)	(71)

Net increase (decrease) in net assets
resulting from operations	$13,666	$(1,718,006)	$(12,628)	$17,130	$(64,210)	$33,804	$(637,184)	$(71)
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	Deutsche Global Small Cap VIP—Class A	Deutsche Small Cap Index VIP—Class A	Deutsche Small Mid Cap Value VIP— Class A	DFA VA International Small Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio—Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
INVESTMENT INCOME (LOSS):
Dividend income	$5,790	$236,423	$5,062	$17,130	$1,382	$27,154	$—	$—
Mortality and expense risk charges	—	—	—	—	—	—	—	—

Net investment income (loss)	5,790	236,423	5,062	17,130	1,382	27,154	—	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	703,246	5,667,682	1,065,165	2,848	563	1,677,962	427,285	3,207
Cost of investments sold	(815,217)	(4,234,506)	(987,236)	(2,777)	(591)	(1,763,567)	(298,192)	(2,674)

Net realized gain (loss) on investments	(111,971)	1,433,176	77,929	71	(28)	(85,605)	129,093	533
Realized gain distribution received	63,056	1,702,722	145,407	26,499	3,074	140,891	358,308	310
Change in unrealized appreciation (depreciation)
on investments	91,747	(4,315,512)	(258,211)	(64,119)	(4,784)	(297,412)	(267,046)	(1,402)

Net gain (loss) on investments	42,832	(1,179,614)	(34,875)	(37,549)	(1,738)	(242,126)	220,355	(559)

Net increase (decrease) in net assets
resulting from operations	$48,622	$(943,191)	$(29,813)	$(20,419)	$(356)	$(214,972)	$220,355	$(559)
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity® VIP Equity-Income Portfolio—Initial Class	Fidelity® VIP Freedom 2010 Portfolio—Initial Class	Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Fidelity® VIP Government Money Market Portfolio—Initial Class	Fidelity® VIP Growth Portfolio—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$276,935	$244,182	$48,160	$196,986	$130,586	$48,860	$10,324	$4,575
Mortality and expense risk charges	(5,248)	(10)	—	(11)	—	—	—	(45)

Net investment income (loss)	271,687	244,172	48,160	196,975	130,586	48,860	10,324	4,530

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	13,470,506	977,462	10,068,049	15,271,717	6,999,031	2,346,828	24,447,738	1,727,474
Cost of investments sold	(9,221,288)	(684,596)	(9,422,098)	(13,632,445)	(5,618,213)	(2,116,400)	(24,447,738)	(1,176,538)

Net realized gain (loss) on investments	4,249,218	292,866	645,951	1,639,272	1,380,818	230,428	—	550,936
Realized gain distribution received	3,019,092	591,665	9,561	52,930	43,077	18,854	—	77,982
Change in unrealized appreciation (depreciation)
on investments	(7,140,916)	(1,392,328)	(593,083)	(1,625,827)	(1,504,653)	(274,354)	—	(465,485)

Net gain (loss) on investments	127,394	(507,797)	62,429	66,375	(80,758)	(25,072)	—	163,433

Net increase (decrease) in net assets
resulting from operations	$399,081	$(263,625)	$110,589	$263,350	$49,828	$23,788	$10,324	$167,963
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	Fidelity® VIP Index 500 Portfolio—Initial Class	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Fidelity® VIP Mid Cap Portfolio—Initial Class	Fidelity® VIP Overseas Portfolio—Initial Class	Fidelity® VIP Real Estate Portfolio—Initial Class	Fidelity® VIP Value Leaders Portfolio—Initial Class (a)	Fidelity® VIP Value Portfolio—Initial Class (a)	Fidelity® VIP Value Strategies Portfolio—Service Class 2
INVESTMENT INCOME (LOSS):
Dividend income	$2,333,980	$731,123	$140,341	$135,621	$60,039	$1,148	$1,196	$4,648
Mortality and expense risk charges	(478)	(3,453)	(3,361)	(8)	—	—	—	—

Net investment income (loss)	2,333,502	727,670	136,980	135,613	60,039	1,148	1,196	4,648

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	14,802,646	3,339,460	8,630,414	2,592,953	361,183	74,951	22,262	88,000
Cost of investments sold	(9,118,460)	(3,442,518)	(7,474,910)	(1,996,308)	(298,821)	(67,784)	(22,425)	(68,482)

Net realized gain (loss) on investments	5,684,186	(103,058)	1,155,504	596,645	62,362	7,167	(163)	19,518
Realized gain distribution received	65,577	13,419	3,723,033	10,009	63,784	—	7,922	432
Change in unrealized appreciation (depreciation)
on investments	(6,618,920)	(943,928)	(5,201,069)	(399,387)	(75,965)	(5,527)	(14,399)	(41,774)

Net gain (loss) on investments	(869,157)	(1,033,567)	(322,532)	207,267	50,181	1,640	(6,640)	(21,824)

Net increase (decrease) in net assets
resulting from operations	$1,464,345	$(305,897)	$(185,552)	$342,880	$110,220	$2,788	$(5,444)	$(17,176)
(a) Fidelity® VIP Value Leaders Portfolio—Initial Class was merged with Fidelity® VIP Value Portfolio—Initial Class as of April 24, 2015.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	Invesco V.I. American Value Fund—Series I Shares	Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco V.I. International Growth Fund—Series I Shares	Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Aspen Flexible Bond Portfolio—Institutional Shares	Janus Aspen Forty Portfolio—Institutional Shares	Janus Aspen Global Research Portfolio—Institutional Shares
INVESTMENT INCOME (LOSS):
Dividend income	$26,651	$153,110	$273,190	$3,142	$51,372	$81,822	$—	$4,267
Mortality and expense risk charges	—	(281)	—	—	—	—	—	(642)

Net investment income (loss)	26,651	152,829	273,190	3,142	51,372	81,822	—	3,625

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,670,694	1,291,217	2,324,949	247,887	2,712,292	204,358	256,584	97,011
Cost of investments sold	(2,375,032)	(996,864)	(1,792,294)	(281,494)	(2,420,162)	(207,085)	(261,510)	(59,693)

Net realized gain (loss) on investments	295,662	294,353	532,655	(33,607)	292,130	(2,727)	(4,926)	37,318
Realized gain distribution received	1,047,642	—	—	84,385	899,468	11,552	708,756	—
Change in unrealized appreciation (depreciation)
on investments	(2,019,141)	(530,680)	(1,294,305)	(97,909)	(929,422)	(115,482)	(303,297)	(55,635)

Net gain (loss) on investments	(675,837)	(236,327)	(761,650)	(47,131)	262,176	(106,657)	400,533	(18,317)

Net increase (decrease) in net assets
resulting from operations	$(649,186)	$(83,498)	$(488,460)	$(43,989)	$313,548	$(24,835)	$400,533	$(14,692)
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	Lazard Retirement International Equity Portfolio—Service Shares	Lord Abbett Series Fund Developing Growth Portfolio— Class VC	Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	LVIP Baron Growth Opportunities Fund—Service Class	LVIP SSgA Bond Index Fund—Standard Class	LVIP SSgA Developed International 150 Fund—Standard Class	LVIP SSgA Emerging Markets 100 Fund—Standard Class	LVIP SSgA International Index Fund—Standard Class
INVESTMENT INCOME (LOSS):
Dividend income	$34,996	$—	$11,707	$—	$280,217	$86,811	$407,185	$238,980
Mortality and expense risk charges	(246)	—	(70)	(265)	—	—	—	—

Net investment income (loss)	34,750	—	11,637	(265)	280,217	86,811	407,185	238,980

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,916,895	1,597	4,330,775	3,848,484	3,606,834	57,501	477,145	289,154
Cost of investments sold	(2,329,916)	(1,842)	(2,877,426)	(3,384,178)	(3,689,562)	(57,657)	(536,171)	(251,378)

Net realized gain (loss) on investments	586,979	(245)	1,453,349	464,306	(82,728)	(156)	(59,026)	37,776
Realized gain distribution received	38,598	289	120,690	1,145,309	—	239,527	—	—
Change in unrealized appreciation (depreciation)
on investments	(534,292)	(4,780)	(1,565,566)	(2,278,630)	(172,289)	(462,880)	(2,043,030)	(496,911)

Net gain (loss) on investments	91,285	(4,736)	8,473	(669,015)	(255,017)	(223,509)	(2,102,056)	(459,135)

Net increase (decrease) in net assets
resulting from operations	$126,035	$(4,736)	$20,110	$(669,280)	$25,200	$(136,698)	$(1,694,871)	$(220,155)
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	MFS® Global Tactical Allocation Portfolio—Initial Class	MFS® International Value Portfolio—Initial Class	MFS® Investors Trust Series—Initial Class	MFS® New Discovery Series—Initial Class	MFS® Value Series—Initial Class	Neuberger Berman AMT Large Cap Value Portfolio—Class I	Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	Oppenheimer Core Bond Fund/VA—Non-Service Shares
INVESTMENT INCOME (LOSS):
Dividend income	$466,880	$372,331	$658	$—	$484,129	$7,236	$236	$48
Mortality and expense risk charges	—	(3)	(178)	—	—	—	—	—

Net investment income (loss)	466,880	372,328	480	—	484,129	7,236	236	48

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,462,330	867,274	1,269	1,736	2,850,836	314,039	33,427	76
Cost of investments sold	(4,657,487)	(633,081)	(777)	(1,629)	(2,438,721)	(262,320)	(23,416)	(76)

Net realized gain (loss) on investments	(195,157)	234,193	492	107	412,115	51,719	10,011	—
Realized gain distribution received	143,144	190,599	7,734	328	1,214,961	73,122	45,184	—
Change in unrealized appreciation (depreciation)
on investments	(586,167)	105,538	(8,721)	(640)	(2,238,172)	(240,171)	(48,121)	(37)

Net gain (loss) on investments	(638,180)	530,330	(495)	(205)	(611,096)	(115,330)	7,074	(37)

Net increase (decrease) in net assets
resulting from operations	$(171,300)	$902,658	$(15)	$(205)	$(126,967)	$(108,094)	$7,310	$11
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	PIMCO VIT High Yield Portfolio—Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO VIT Real Return Portfolio—Administrative Class	PIMCO VIT Total Return Portfolio—Administrative Class	Royce Micro-Cap Portfolio—Investment Class	T. Rowe Price Blue Chip Growth Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$184,437	$145,149	$22,089	$386,527	$652,898	$1,981,630	$—	$—
Mortality and expense risk charges	(4)	—	—	—	(3)	(8)	(166)	—

Net investment income (loss)	184,433	145,149	22,089	386,527	652,895	1,981,622	(166)	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,193,552	1,095,678	46,168	3,812,242	5,555,186	32,386,492	847,795	19,186,779
Cost of investments sold	(1,365,634)	(1,146,513)	(52,755)	(3,825,229)	(6,077,384)	(32,523,558)	(952,475)	(12,349,156)

Net realized gain (loss) on investments	(172,082)	(50,835)	(6,587)	(12,987)	(522,198)	(137,066)	(104,680)	6,837,623
Realized gain distribution received	—	34,812	—	—	—	397,950	246,931	—
Change in unrealized appreciation (depreciation)
on investments	(415,192)	(163,537)	(29,617)	(335,212)	(574,955)	(1,838,065)	(733,562)	(3,367,331)

Net gain (loss) on investments	(587,274)	(179,560)	(36,204)	(348,199)	(1,097,153)	(1,577,181)	(591,311)	3,470,292

Net increase (decrease) in net assets
resulting from operations	$(402,841)	$(34,411)	$(14,115)	$38,328	$(444,258)	$404,441	$(591,477)	$3,470,292
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	TOPS® Balanced ETF Portfolio—Class 2 Shares	TOPS® Conservative ETF Portfolio—Class 2 Shares
INVESTMENT INCOME (LOSS):
Dividend income	$13,419	$33,525	$59,631	$—	$138,086	$277	$1,423	$2,607
Mortality and expense risk charges	—	(1,970)	(4)	—	—	—	—	—

Net investment income (loss)	13,419	31,555	59,627	—	138,086	277	1,423	2,607

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	102,443	218,030	3,627,142	1,263,665	9,739,820	4,141	5,739	11,404
Cost of investments sold	(82,921)	(183,091)	(3,653,203)	(1,323,693)	(8,623,555)	(3,750)	(5,840)	(11,495)

Net realized gain (loss) on investments	19,522	34,939	(26,061)	(60,028)	1,116,265	391	(101)	(91)
Realized gain distribution received	—	67,050	—	810,898	559,565	1,048	1,750	1,416
Change in unrealized appreciation (depreciation)
on investments	(18,446)	(197,491)	(22,971)	(95,539)	(1,597,416)	(3,366)	(6,483)	(8,389)

Net gain (loss) on investments	1,076	(95,502)	(49,032)	655,331	78,414	(1,927)	(4,834)	(7,064)

Net increase (decrease) in net assets
resulting from operations	$14,495	$(63,947)	$10,595	$655,331	$216,500	$(1,650)	$(3,411)	$(4,457)
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	TOPS® Growth ETF Portfolio—Class 2 Shares	TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	UIF Emerging Markets Debt Portfolio—Class I	UIF U.S. Real Estate Portfolio—Class I	Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares (b)
INVESTMENT INCOME (LOSS):
Dividend income	$1,201	$3,874	$755	$2,442	$6,026	$369,843	$189,307	$—
Mortality and expense risk charges	—	—	—	—	—	(43)	(160)	—

Net investment income (loss)	1,201	3,874	755	2,442	6,026	369,800	189,147	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	16,376	242,576	2,836	347,757	42,523	718,214	2,560,207	794,675
Cost of investments sold	(16,491)	(258,666)	(2,810)	(344,610)	(48,075)	(822,569)	(1,851,464)	(824,328)

Net realized gain (loss) on investments	(115)	(16,090)	26	3,147	(5,552)	(104,355)	708,743	(29,653)
Realized gain distribution received	2,468	7,323	230	3,942	22,287	—	—	29,362
Change in unrealized appreciation (depreciation)
on investments	(7,640)	(8,045)	(5,923)	(13,521)	(35,928)	(351,036)	(598,351)	(2,217)

Net gain (loss) on investments	(5,287)	(16,812)	(5,667)	(6,432)	(19,193)	(455,391)	110,392	(2,508)

Net increase (decrease) in net assets
resulting from operations	$(4,086)	$(12,938)	$(4,912)	$(3,990)	$(13,167)	$(85,591)	$299,539	$(2,508)

(b) Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares was liquidated as of June 3, 2015.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2015

	Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	Voya Russell™ Mid Cap Index Portfolio—Class I	Voya Small Company Portfolio—Class I
INVESTMENT INCOME (LOSS):
Dividend income	$27,261	$96,542	$51
Mortality and expense risk charges	—	—	—

Net investment income (loss)	27,261	96,542	51

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	225,336	695,196	585
Cost of investments sold	(241,295)	(547,490)	(692)

Net realized gain (loss) on investments	(15,959)	147,706	(107)
Realized gain distribution received	—	596,143	1,468
Change in unrealized appreciation (depreciation)
on investments	(206,189)	(1,086,891)	(3,740)

Net gain (loss) on investments	(222,148)	(343,042)	(2,379)

Net increase (decrease) in net assets
resulting from operations	$(194,887)	$(246,500)	$(2,328)
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets
For the years ended December 31, 2015
and December 31, 2014

	MainStay VP Bond—Initial Class		MainStay VP Cash Management—Initial Class		MainStay VP Common Stock—Initial Class		MainStay VP Convertible—Initial Class		MainStay VP Cornerstone Growth—Initial Class		MainStay VP Eagle Small Cap Growth—Initial Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,490,176	$1,008,611	$(23,172)	$(25,788)	$2,146,721	$1,698,755	$79,685	$82,116	$(1,572)	$55,975	$—	$—
Net realized gain (loss) on investments	(41,607)	(80,576)	5,650	4,100	1,795,363	1,536,481	11,725	46,218	466,062	459,168	146,135	1,249,974
Realized gain distribution received	23,135	—	—	—	14,332,196	—	247,084	115,870	1,256,727	1,823,249	728,303	28,209
Change in unrealized appreciation (depreciation) on investments	(1,426,380)	1,748,459	(5,625)	(4,100)	(17,521,509)	18,661,226	(383,374)	(54,783)	(1,303,793)	(1,533,764)	(908,185)	(1,162,065)

Net increase (decrease) in net assets resulting from operations	45,324	2,676,494	(23,147)	(25,788)	752,771	21,896,462	(44,880)	189,421	417,424	804,628	(33,747)	116,118

Contributions and (Withdrawals):
Payments received from policyowners	521,044	384,435	4,720,269	6,880,094	66,952	88,362	369,753	421,616	16,271	18,372	230,023	593,695
Cost of insurance	(629,063)	(476,216)	(2,982,940)	(2,661,088)	(1,535,545)	(1,229,040)	(60,706)	(54,327)	(92,334)	(83,661)	(128,370)	(132,296)
Policyowners' surrenders	(20,915)	(52,326)	(2,102,007)	(4,644,589)	(38,982)	(8,726)	(11,755)	(160,056)	—	(15,964)	(93,978)	(153,854)
Net transfers from (to) Fixed Account	16,068	1,353,007	(3,643,124)	(1,281,227)	338,245	(67,951)	25,557	17,561	(412,805)	(111,226)	(117,368)	295,195
Transfers between Investment Divisions	10,480,737	1,899,468	(27,984,201)	(12,067,794)	16,454,605	(640,265)	70,536	169,521	(9,613,587)	190,180	298,540	(2,492,867)
Policyowners' death benefits	(496,476)	—	(479,923)	(322,530)	(688,381)	(285,677)	—	—	(100,419)	—	(61)	(7,002)

Net contributions and (withdrawals)	9,871,395	3,108,368	(32,471,926)	(14,097,134)	14,596,894	(2,143,297)	393,385	394,315	(10,202,874)	(2,299)	188,786	(1,897,129)

Increase (decrease) in net assets	9,916,719	5,784,862	(32,495,073)	(14,122,922)	15,349,665	19,753,165	348,505	583,736	(9,785,450)	802,329	155,039	(1,781,011)

NET ASSETS:
Beginning of period	50,671,125	44,886,263	108,876,743	122,999,665	174,134,048	154,380,883	2,890,783	2,307,047	9,969,491	9,167,162	5,985,927	7,766,938

End of period	$60,587,844	$50,671,125	$76,381,670	$108,876,743	$189,483,713	$174,134,048	$3,239,288	$2,890,783	$184,041	$9,969,491	$6,140,966	$5,985,927
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	MainStay VP Emerging Markets Equity—Initial Class		MainStay VP Floating Rate—Initial Class		MainStay VP Government—Initial Class		MainStay VP High Yield Corporate Bond—Initial Class		MainStay VP ICAP Select Equity—Initial Class		MainStay VP Income Builder—Initial Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$124,086	$128,349	$226,520	$157,290	$53,489	$62,925	$2,150,708	$2,041,264	$8,347,337	$3,809,518	$407,141	$462,486
Net realized gain (loss) on investments	(636,904)	58,442	(20,747)	(3,489)	4,635	(48,297)	167,044	634,720	2,549,741	1,784,581	195,692	78,393
Realized gain distribution received	—	—	—	—	—	6,639	—	—	37,720,987	—	314,757	351,263
Change in unrealized appreciation (depreciation) on investments	(1,175,198)	(1,572,294)	(204,107)	(130,648)	(45,232)	76,801	(2,894,331)	(2,040,660)	(62,327,778)	21,826,730	(1,273,495)	(292,160)

Net increase (decrease) in net assets resulting from operations	(1,688,016)	(1,385,503)	1,666	23,153	12,892	98,068	(576,579)	635,324	(13,709,713)	27,420,829	(355,905)	599,982

Contributions and (Withdrawals):
Payments received from policyowners	927,824	1,109,301	430,782	518,962	238,290	421,213	1,669,610	3,184,029	254,128	300,884	—	—
Cost of insurance	(170,633)	(197,891)	(110,150)	(74,959)	(40,821)	(32,289)	(534,221)	(512,787)	(2,695,312)	(2,441,929)	(106,237)	(91,729)
Policyowners' surrenders	(69,146)	(213,645)	(79,719)	(47,795)	(9,463)	(2,449)	(193,799)	(857,832)	(119,632)	(40,198)	—	—
Net transfers from (to) Fixed Account	467,575	1,397,077	53,836	853,505	(248,100)	95,416	997,036	(308,177)	435,314	149,749	1,135,745	968,929
Transfers between Investment Divisions	(647,390)	(3,307,029)	1,199,596	(354,775)	(71,004)	(144,918)	1,626,795	(573,356)	1,647,382	150,919	—	—
Policyowners' death benefits	(30,572)	(1,493)	(15,821)	—	(20,659)	—	(353,305)	(12,793)	(1,266,118)	(572,135)	—	—

Net contributions and (withdrawals)	477,658	(1,213,680)	1,478,524	894,938	(151,757)	336,973	3,212,116	919,084	(1,744,238)	(2,452,710)	1,029,508	877,200

Increase (decrease) in net assets	(1,210,358)	(2,599,183)	1,480,190	918,091	(138,865)	435,041	2,635,537	1,554,408	(15,453,951)	24,968,119	673,603	1,477,182

NET ASSETS:
Beginning of period	11,074,562	13,673,745	4,532,895	3,614,804	2,254,491	1,819,450	34,339,113	32,784,705	343,911,745	318,943,626	9,203,527	7,726,345

End of period	$9,864,204	$11,074,562	$6,013,085	$4,532,895	$2,115,626	$2,254,491	$36,974,650	$34,339,113	$328,457,794	$343,911,745	$9,877,130	$9,203,527
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	MainStay VP International Equity—Initial Class		MainStay VP Janus Balanced—Initial Class		MainStay VP Large Cap Growth—Initial Class		MainStay VP Marketfield— Initial Class		MainStay VP MFS® Utilities— Initial Class		MainStay VP Mid Cap Core—Initial Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$294,695	$190,992	$178,398	$177,817	$(263)	$(261)	$—	$—	$143,784	$63,185	$304,562	$237,251
Net realized gain (loss) on investments	388,756	512,571	681,697	948,462	(193,024)	16,049	(149,779)	(39,800)	64,500	341,336	473,245	1,227,969
Realized gain distribution received	—	—	621,194	225,685	2,045,629	72,535	—	—	258,887	152,751	12,384,432	11,851,382
Change in unrealized appreciation (depreciation) on investments	1,690,375	(1,877,971)	(1,376,022)	(446,909)	(1,445,489)	(17,985)	58,363	(95,100)	(1,002,512)	(176,811)	(16,744,386)	(2,024,846)

Net increase (decrease) in net assets resulting from operations	2,373,826	(1,174,408)	105,267	905,055	406,853	70,338	(91,416)	(134,900)	(535,341)	380,461	(3,582,147)	11,291,756

Contributions and (Withdrawals):
Payments received from policyowners	89,230	157,068	1,080,071	3,007,250	142,456	71,517	48,015	99,226	504,129	411,154	451,501	957,300
Cost of insurance	(1,129,123)	(1,196,782)	(226,255)	(245,240)	(178,862)	(17,707)	(4,098)	(3,379)	(107,512)	(91,078)	(740,369)	(639,537)
Policyowners' surrenders	(46,888)	(468,234)	(2,264,250)	(1,544,598)	(13,124)	(3,609)	(33,192)	—	(221,501)	(1,114,283)	(138,229)	(729,271)
Net transfers from (to) Fixed Account	160,962	(519,919)	1,463,824	977,922	56,508	69,878	1,415	124,185	(33,390)	178,015	51,449	(150,944)
Transfers between Investment Divisions	197,161	(1,000,021)	(1,879,305)	(3,466,434)	14,185,968	147,345	(947,467)	1,336,921	(294,051)	606,278	1,926,363	(838,497)
Policyowners' death benefits	(304,383)	(164,005)	(3,923)	—	(17,131)	—	—	—	(7,476)	(4,711)	(340,482)	(159,935)

Net contributions and (withdrawals)	(1,033,041)	(3,191,893)	(1,829,838)	(1,271,100)	14,175,815	267,424	(935,327)	1,556,953	(159,801)	(14,625)	1,210,233	(1,560,884)

Increase (decrease) in net assets	1,340,785	(4,366,301)	(1,724,571)	(366,045)	14,582,668	337,762	(1,026,743)	1,422,053	(695,142)	365,836	(2,371,914)	9,730,872

NET ASSETS:
Beginning of period	41,890,348	46,256,649	10,686,083	11,052,128	668,458	330,696	1,423,815	1,762	3,565,486	3,199,650	90,128,745	80,397,873

End of period	$43,231,133	$41,890,348	$8,961,512	$10,686,083	$15,251,126	$668,458	$397,072	$1,423,815	$2,870,344	$3,565,486	$87,756,831	$90,128,745
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	MainStay VP S&P 500 Index— Initial Class		MainStay VP T. Rowe Price Equity Income—Initial Class		MainStay VP U.S. Small Cap—Initial Class		MainStay VP Van Eck Global Hard Assets—Initial Class		AB ® VPS International Value Portfolio—Class A		AB ® VPS Small/Mid Cap Value Portfolio—Class A
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,382,596	$2,476,515	$294,773	$357,882	$54,264	$31,729	$18,847	$20,302	$595	$886	$36,558	$29,291
Net realized gain (loss) on investments	8,968,106	3,483,677	2,652,693	2,015,620	517,735	500,212	(321,536)	89,613	38	58	115,681	412,018
Realized gain distribution received	2,488,639	—	923,372	1,217,279	1,034,753	746,059	—	—	—	—	743,077	483,139
Change in unrealized appreciation (depreciation) on investments	(12,087,708)	19,387,134	(5,010,543)	(1,614,414)	(1,999,269)	(643,551)	(1,247,368)	(1,033,654)	(31)	(2,459)	(1,137,286)	(529,891)

Net increase (decrease) in net assets resulting from operations	1,751,633	25,347,326	(1,139,705)	1,976,367	(392,517)	634,449	(1,550,057)	(923,739)	602	(1,515)	(241,970)	394,557

Contributions and (Withdrawals):
Payments received from policyowners	1,007,855	756,329	863,088	747,437	128,827	118,798	362,538	422,543	—	—	324,364	563,488
Cost of insurance	(6,191,083)	(5,868,790)	(343,732)	(457,886)	(96,274)	(90,498)	(60,431)	(73,058)	(402)	(430)	(77,712)	(70,781)
Policyowners' surrenders	(91,007)	(289,603)	(963,576)	(1,887,775)	(20,804)	—	(74,591)	(58,201)	—	—	(65,985)	(309,017)
Net transfers from (to) Fixed Account	1,612,796	43,694	(927,324)	(960,364)	(66,784)	40,092	158,268	(55,942)	(4)	(2)	41,190	(95,936)
Transfers between Investment Divisions	8,267,113	4,137,713	(6,830,520)	(2,230,495)	2,014,559	(371,069)	1,151,480	(399,647)	—	—	(375,009)	44,882
Policyowners' death benefits	(1,484,621)	(792,036)	(78,999)	(54,623)	(108,873)	—	(38,144)	(670)	—	—	—	(3,488)

Net contributions and (withdrawals)	3,121,053	(2,012,693)	(8,281,063)	(4,843,706)	1,850,651	(302,677)	1,499,120	(164,975)	(406)	(432)	(153,152)	129,148

Increase (decrease) in net assets	4,872,686	23,334,633	(9,420,768)	(2,867,339)	1,458,134	331,772	(50,937)	(1,088,714)	196	(1,947)	(395,122)	523,705

NET ASSETS:
Beginning of period	218,454,982	195,120,349	24,739,041	27,606,380	10,232,664	9,900,892	4,149,041	5,237,755	22,862	24,809	4,518,219	3,994,514

End of period	$223,327,668	$218,454,982	$15,318,273	$24,739,041	$11,690,798	$10,232,664	$4,098,104	$4,149,041	$23,058	$22,862	$4,123,097	$4,518,219
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Alger SMid Cap Growth Portfolio—Class I-2		American Century Investments® VP Inflation Protection Fund—Class II		American Century Investments® VP Mid Cap Value Fund— Class II		American Century Investments® VP Value Fund—Class II		American Funds IS® Asset Allocation Fund—Class 2		American Funds IS® Global Growth Fund—Class 1
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$39,762	$10,418	$77,430	$1,919	$279,434	$71,164	$50,411	$35,855	$22,950	$23,612
Net realized gain (loss) on investments	(7,378)	4,885	(8,041)	(3,770)	(58,634)	24	476,036	170,005	(8,393)	230,992	(7,682)	318,730
Realized gain distribution received	177,698	119,429	—	19,267	236,425	221	—	—	195,228	127,589	158,689	205,970
Change in unrealized appreciation (depreciation) on investments	(173,497)	(102,324)	(108,268)	(2,652)	(406,580)	23,805	(1,465,702)	375,459	(202,283)	(224,198)	(62,447)	(485,666)

Net increase (decrease) in net assets resulting from operations	(3,177)	21,990	(76,547)	23,263	(151,359)	25,969	(710,232)	616,628	34,963	170,238	111,510	62,646

Contributions and (Withdrawals):
Payments received from policyowners	59,524	53,933	139,002	34,365	90,502	16,334	352,447	273,731	667,267	1,128,928	316,344	574,455
Cost of insurance	(11,219)	(8,840)	(27,800)	(9,016)	(49,491)	(1,116)	(163,601)	(70,670)	(71,905)	(61,027)	(33,208)	(29,936)
Policyowners' surrenders	(30,840)	(40,860)	(12,534)	(3,834)	(26,924)	(1,754)	(44,310)	(371,939)	(114,851)	(977,437)	(28,544)	(19,619)
Net transfers from (to) Fixed Account	18,215	(40,716)	30,933	111,396	416,316	262,381	(89,646)	454,930	110,100	209,649	33,846	21,742
Transfers between Investment Divisions	18,654	3,898	2,492,814	74,705	3,370,235	225,322	8,015,597	280,554	37,135	(534,659)	(6,045)	(1,227,652)
Policyowners' death benefits	—	—	(1,012)	(1,627)	(4,119)	—	(8,073)	(5,106)	—	(3,363)	—	—

Net contributions and (withdrawals)	54,334	(32,585)	2,621,403	205,989	3,796,519	501,167	8,062,414	561,500	627,746	(237,909)	282,393	(681,010)

Increase (decrease) in net assets	51,157	(10,595)	2,544,856	229,252	3,645,160	527,136	7,352,182	1,178,128	662,709	(67,671)	393,903	(618,364)

NET ASSETS:
Beginning of period	442,064	452,659	877,370	648,118	527,136	—	5,797,264	4,619,136	2,494,236	2,561,907	1,529,130	2,147,494

End of period	$493,221	$442,064	$3,422,226	$877,370	$4,172,296	$527,136	$13,149,446	$5,797,264	$3,156,945	$2,494,236	$1,923,033	$1,529,130
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	American Funds IS® Global Small Capitalization Fund—Class 2		American Funds IS® Growth Fund—Class 2		American Funds IS® Growth-Income Fund—Class 2		American Funds IS® International Fund—Class 2		BlackRock® Global Allocation V.I. Fund—Class I	Davis Value Portfolio
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(3)	$1,318	$89,041	$111,299	$13,033	$9,661	$479,677	$336,873	$4,794	$8,376	$9,405
Net realized gain (loss) on investments	40,612	83,561	650,078	425,146	11,125	177,684	545,769	1,395,579	(141)	(1,616)	10,408
Realized gain distribution received	88,115	4,607	3,207,976	658,067	139,113	29,334	1,795,302	—	23,014	161,634	203,566
Change in unrealized appreciation (depreciation) on investments	(127,240)	(75,411)	(2,946,957)	(67,923)	(149,605)	(147,925)	(4,538,754)	(2,323,589)	(40,295)	(151,264)	(165,411)

Net increase (decrease) in net assets resulting from operations	1,484	14,075	1,000,138	1,126,589	13,666	68,754	(1,718,006)	(591,137)	(12,628)	17,130	57,968

Contributions and (Withdrawals):
Payments received from policyowners	203,286	276,874	545,058	403,779	150,168	91,492	1,850,807	3,246,268	52,289	134,200	122,263
Cost of insurance	(26,256)	(23,145)	(194,281)	(165,987)	(36,023)	(21,213)	(463,697)	(380,684)	(5,407)	(17,864)	(16,613)
Policyowners' surrenders	(54,275)	(9,603)	(576,343)	(314,575)	(50,151)	(409,386)	(2,046,813)	(874,794)	(5,242)	(129,056)	(15,286)
Net transfers from (to) Fixed Account	(40,914)	10,449	(466,131)	140,446	24,686	40,539	(257,953)	(628,631)	20,362	(779)	121,393
Transfers between Investment Divisions	6,079	(41,265)	57,352	565,700	63,712	164,341	9,085,097	(13,861)	403,469	(55,173)	60,127
Policyowners' death benefits	(2,352)	—	(175,999)	(2,565)	—	(4,725)	(186,515)	(7,914)	—	—	—

Net contributions and (withdrawals)	85,568	213,310	(810,344)	626,798	152,392	(138,952)	7,980,926	1,340,384	465,471	(68,672)	271,884

Increase (decrease) in net assets	87,052	227,385	189,794	1,753,387	166,058	(70,198)	6,262,920	749,247	452,843	(51,542)	329,852

NET ASSETS:
Beginning of period	1,068,881	841,496	14,288,159	12,534,772	834,844	905,042	23,507,380	22,758,133	—	1,076,436	746,584

End of period	$1,155,933	$1,068,881	$14,477,953	$14,288,159	$1,000,902	$834,844	$29,770,300	$23,507,380	$452,843	$1,024,894	$1,076,436
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Delaware VIP® Emerging Markets Series—Standard Class		Delaware VIP® International Value Equity Series—Standard Class		Delaware VIP® Small Cap Value Series—Standard Class		Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Global Small Cap VIP—Class A		Deutsche Small Cap Index VIP—Class A		Deutsche Small Mid Cap Value VIP—Class A
	2015	2014 (a)	2015	2014	2015	2014	2015	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$5,226	$—	$30,428	$61,223	$62,642	$29,436	$—	$5,790	$7,281	$236,423	$207,288	$5,062	$18,832
Net realized gain (loss) on investments	(497)	—	(114,508)	223,094	145,228	241,814	—	(111,971)	(1,806)	1,433,176	918,301	77,929	447,179
Realized gain distribution received	12,269	—	—	—	910,730	453,418	—	63,056	94,345	1,702,722	1,180,512	145,407	11,264
Change in unrealized appreciation (depreciation) on investments	(81,208)	(42)	117,884	(486,512)	(1,755,784)	(409,660)	(71)	91,747	(134,975)	(4,315,512)	(1,176,316)	(258,211)	(341,183)

Net increase (decrease) in net assets resulting from operations	(64,210)	(42)	33,804	(202,195)	(637,184)	315,008	(71)	48,622	(35,155)	(943,191)	1,129,785	(29,813)	136,092

Contributions and (Withdrawals):
Payments received from policyowners	19,624	40	23,701	47,554	246,042	128,798	—	28,054	172,128	1,148,601	2,666,693	136,985	340,685
Cost of insurance	(6,124)	—	(29,367)	(68,375)	(134,129)	(90,393)	(13)	(3,235)	(7,953)	(263,476)	(253,999)	(32,407)	(38,805)
Policyowners' surrenders	(3,341)	—	(16,759)	(1,061,415)	(58,579)	(30,449)	—	(3,775)	—	(1,746,582)	(721,645)	(376,505)	(657,101)
Net transfers from (to) Fixed Account	45,791	5,896	8,907	(4,555)	(91,581)	98,324	—	(52,054)	25,398	(36,781)	(318,691)	(31,207)	(12,075)
Transfers between Investment Divisions	490,837	266	(173,631)	422,397	4,099,348	(169,018)	1,683	(644,567)	(23,153)	416,305	955,648	(218,438)	(201,918)
Policyowners' death benefits	—	—	(28,867)	(8,820)	(42,109)	(2,585)	—	—	—	(150,557)	(3,861)	—	—

Net contributions and (withdrawals)	546,787	6,202	(216,016)	(673,214)	4,018,992	(65,323)	1,670	(675,577)	166,420	(632,490)	2,324,145	(521,572)	(569,214)

Increase (decrease) in net assets	482,577	6,160	(182,212)	(875,409)	3,381,808	249,685	1,599	(626,955)	131,265	(1,575,681)	3,453,930	(551,385)	(433,122)

NET ASSETS:
Beginning of period	6,160	—	1,541,917	2,417,326	5,559,523	5,309,838	—	855,774	724,509	23,326,886	19,872,956	1,787,516	2,220,638

End of period	$488,737	$6,160	$1,359,705	$1,541,917	$8,941,331	$5,559,523	$1,599	$228,819	$855,774	$21,751,205	$23,326,886	$1,236,131	$1,787,516

(a) For the period December 1, 2014 (commencement of Investment Division) through December 31, 2014.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	DFA VA International Small Portfolio		DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio		Dreyfus IP Technology Growth Portfolio—Initial Shares		Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares		Fidelity ® VIP Contrafund® Portfolio—Initial Class
	2015	2014 (a)	2015	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$17,130	$—	$1,382	$27,154	$3,493	$—	$—	$—	$—	$271,687	$321,456
Net realized gain (loss) on investments	71	—	(28)	(85,605)	8,732	129,093	570,086	533	442	4,249,218	2,380,066
Realized gain distribution received	26,499	—	3,074	140,891	18,466	358,308	184,639	310	—	3,019,092	684,714
Change in unrealized appreciation (depreciation) on investments	(64,119)	1	(4,784)	(297,412)	(18,169)	(267,046)	(553,066)	(1,402)	(98)	(7,140,916)	184,686

Net increase (decrease) in net assets resulting from operations	(20,419)	1	(356)	(214,972)	12,522	220,355	201,659	(559)	344	399,081	3,570,922

Contributions and (Withdrawals):
Payments received from policyowners	60,118	15	20,634	105,252	34,299	56,763	172,105	—	—	1,954,228	2,353,823
Cost of insurance	(673)	—	(632)	(23,423)	(2,718)	(53,552)	(50,463)	(924)	(926)	(373,772)	(480,144)
Policyowners' surrenders	(1,073)	—	—	(101,259)	(117,797)	(19,164)	(414,897)	(2,282)	(1,582)	(745,913)	(2,732,435)
Net transfers from (to) Fixed Account	11,733	31	28,739	318,958	194,837	43,667	(96,201)	—	—	(723,567)	(907,536)
Transfers between Investment Divisions	775,021	—	16,334	1,543,708	254,963	23,181	226,458	—	—	(9,941,169)	4,162,268
Policyowners' death benefits	—	—	—	(1,952)	—	—	(3,449)	—	—	(138,940)	(92,010)

Net contributions and (withdrawals)	845,126	46	65,075	1,841,284	363,584	50,895	(166,447)	(3,206)	(2,508)	(9,969,133)	2,303,966

Increase (decrease) in net assets	824,707	47	64,719	1,626,312	376,106	271,250	35,212	(3,765)	(2,164)	(9,570,052)	5,874,888

NET ASSETS:
Beginning of period	47	—	—	376,106	—	3,350,584	3,315,372	23,162	25,326	35,100,613	29,225,725

End of period	$824,754	$47	$64,719	$2,002,418	$376,106	$3,621,834	$3,350,584	$19,397	$23,162	$25,530,561	$35,100,613

(a) For the period December 1, 2014 (commencement of Investment Division) through December 31, 2014.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Fidelity ® VIP Equity-Income Portfolio—Initial Class		Fidelity ® VIP Freedom 2010 Portfolio—Initial Class		Fidelity ® VIP Freedom 2020 Portfolio—Initial Class		Fidelity ® VIP Freedom 2030 Portfolio—Initial Class		Fidelity ® VIP Freedom 2040 Portfolio—Initial Class		Fidelity ® VIP Government Money Market Portfolio—Initial Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$244,172	$186,104	$48,160	$194,523	$196,975	$338,100	$130,586	$190,754	$48,860	$61,881	$10,324	$3,653
Net realized gain (loss) on investments	292,866	311,001	645,951	634,934	1,639,272	659,693	1,380,818	300,043	230,428	246,508	—	—
Realized gain distribution received	591,665	90,227	9,561	188,812	52,930	308,335	43,077	186,592	18,854	52,923	—	—
Change in unrealized appreciation (depreciation) on investments	(1,392,328)	(53,395)	(593,083)	(494,286)	(1,625,827)	(492,219)	(1,504,653)	(250,702)	(274,354)	(224,982)	—	—

Net increase (decrease) in net assets resulting from operations	(263,625)	533,937	110,589	523,983	263,350	813,909	49,828	426,687	23,788	136,330	10,324	3,653

Contributions and (Withdrawals):
Payments received from policyowners	329,588	57,535	298,549	165,667	841,904	1,163,900	790,965	604,569	525,031	357,978	6,351,179	8,803,708
Cost of insurance	(103,098)	(100,414)	(100,321)	(230,073)	(257,804)	(365,643)	(176,326)	(208,817)	(76,006)	(71,322)	(791,601)	(759,226)
Policyowners' surrenders	(99,125)	(85,260)	(35,590)	(69,349)	(120,927)	(717,776)	(120,146)	(165,920)	(38,996)	(67,993)	(5,045,038)	(241,814)
Net transfers from (to) Fixed Account	16,454	265	(529,599)	(278,567)	(1,132,037)	(166,470)	(425,379)	(81,642)	(192,854)	(39,571)	563,940	5,803,365
Transfers between Investment Divisions	982,893	(10,138)	(9,180,091)	(54,303)	(9,725,820)	3,175,825	(5,066,519)	3,605,633	(1,474,724)	1,114,536	(4,360,023)	(5,158,332)
Policyowners' death benefits	(88,847)	—	(11,207)	(67,148)	(21,735)	(80,713)	(58,403)	(35,387)	(24,558)	(5,766)	(313,610)	(17,840)

Net contributions and (withdrawals)	1,037,865	(138,012)	(9,558,259)	(533,773)	(10,416,419)	3,009,123	(5,055,808)	3,718,436	(1,282,107)	1,287,862	(3,595,153)	8,429,861

Increase (decrease) in net assets	774,240	395,925	(9,447,670)	(9,790)	(10,153,069)	3,823,032	(5,005,980)	4,145,123	(1,258,319)	1,424,192	(3,584,829)	8,433,514

NET ASSETS:
Beginning of period	6,606,280	6,210,355	11,987,678	11,997,468	20,419,667	16,596,635	12,260,332	8,115,209	4,180,846	2,756,654	39,900,928	31,467,414

End of period	$7,380,520	$6,606,280	$2,540,008	$11,987,678	$10,266,598	$20,419,667	$7,254,352	$12,260,332	$2,922,527	$4,180,846	$36,316,099	$39,900,928
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Fidelity ® VIP Growth Portfolio—Initial Class		Fidelity ® VIP Index 500 Portfolio—Initial Class		Fidelity ® VIP Investment Grade Bond Portfolio—Initial Class		Fidelity ® VIP Mid Cap Portfolio—Initial Class		Fidelity ® VIP Overseas Portfolio—Initial Class		Fidelity ® VIP Real Estate Portfolio—Initial Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,530	$4,840	$2,333,502	$1,560,542	$727,670	$312,618	$136,980	$78,662	$135,613	$150,628	$60,039	$33,099
Net realized gain (loss) on investments	550,936	171,549	5,684,186	4,132,249	(103,058)	(41,040)	1,155,504	592,738	596,645	366,288	62,362	88,563
Realized gain distribution received	77,982	—	65,577	86,681	13,419	4,746	3,723,033	761,701	10,009	2,861	63,784	104,011
Change in unrealized appreciation (depreciation) on investments	(465,485)	70,533	(6,618,920)	5,662,902	(943,928)	403,386	(5,201,069)	477,538	(399,387)	(1,442,929)	(75,965)	164,286

Net increase (decrease) in net assets resulting from operations	167,963	246,922	1,464,345	11,442,374	(305,897)	679,710	(185,552)	1,910,639	342,880	(923,152)	110,220	389,959

Contributions and (Withdrawals):
Payments received from policyowners	148,747	288,286	5,538,638	6,938,912	902,969	522,482	1,491,422	742,729	867,973	599,829	177,295	713,903
Cost of insurance	(37,396)	(34,849)	(1,590,686)	(1,267,806)	(438,051)	(254,042)	(389,735)	(435,103)	(239,032)	(246,384)	(13,906)	(3,962)
Policyowners' surrenders	(109,467)	(115,043)	(2,800,535)	(3,842,964)	(148,067)	(1,038,882)	(175,474)	(1,130,101)	(81,701)	(248,864)	(39,160)	(101)
Net transfers from (to) Fixed Account	96,373	(38,417)	4,214,141	3,124,563	990,161	191,157	(302,188)	(230,147)	(161,490)	(204,352)	271,618	73,334
Transfers between Investment Divisions	(1,421,815)	169,000	10,698,860	4,716,284	12,384,664	3,907,078	(5,246,899)	(2,685,184)	(1,549,939)	(167,050)	645,554	29,547
Policyowners' death benefits	—	—	(620,190)	(37,306)	(115,214)	(13,634)	(358,435)	(35,621)	(2,811)	(17,584)	(550)	—

Net contributions and (withdrawals)	(1,323,558)	268,977	15,440,228	9,631,683	13,576,462	3,314,159	(4,981,309)	(3,773,427)	(1,167,000)	(284,405)	1,040,851	812,721

Increase (decrease) in net assets	(1,155,595)	515,899	16,904,573	21,074,057	13,270,565	3,993,869	(5,166,861)	(1,862,788)	(824,120)	(1,207,557)	1,151,071	1,202,680

NET ASSETS:
Beginning of period	2,651,633	2,135,734	99,603,123	78,529,066	14,672,424	10,678,555	32,067,847	33,930,635	10,511,530	11,719,087	2,001,435	798,755

End of period	$1,496,038	$2,651,633	$116,507,696	$99,603,123	$27,942,989	$14,672,424	$26,900,986	$32,067,847	$9,687,410	$10,511,530	$3,152,506	$2,001,435
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Fidelity ® VIP Value Leaders Portfolio—Initial Class		Fidelity® VIP Value Portfolio—Initial Class	Fidelity ® VIP Value Strategies Portfolio—Service Class 2		Invesco V.I. American Value Fund—Series I Shares		Invesco V.I. Global Real Estate Fund—Series I Shares		Invesco V.I. International Growth Fund—Series I Shares		Invesco V.I. Mid Cap Core Equity Fund—Series I Shares
	2015 (b)	2014	2015 (b)	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,148	$735	$1,196	$4,648	$4,424	$26,651	$38,383	$152,829	$74,003	$273,190	$253,937	$3,142	$297
Net realized gain (loss) on investments	7,167	2,787	(163)	19,518	8,179	295,662	1,310,269	294,353	113,898	532,655	784,350	(33,607)	22,877
Realized gain distribution received	—	—	7,922	432	—	1,047,642	685,245	—	—	—	—	84,385	85,300
Change in unrealized appreciation (depreciation) on investments	(5,527)	2,586	(14,399)	(41,774)	20,419	(2,019,141)	(1,242,886)	(530,680)	398,192	(1,294,305)	(936,399)	(97,909)	(102,005)

Net increase (decrease) in net assets resulting from operations	2,788	6,108	(5,444)	(17,176)	33,022	(649,186)	791,011	(83,498)	586,093	(488,460)	101,888	(43,989)	6,469

Contributions and (Withdrawals):
Payments received from policyowners	2,269	9,156	10,879	34,767	39,420	365,719	626,074	294,296	364,843	816,447	1,677,218	32,762	60,410
Cost of insurance	(813)	(1,631)	(1,990)	(19,635)	(19,169)	(139,210)	(138,746)	(80,909)	(77,406)	(269,234)	(223,045)	(19,223)	(13,200)
Policyowners' surrenders	—	—	(437)	(54,912)	(12,256)	(1,010,195)	(9,898)	(1,015,611)	(8,026)	(80,368)	(530,218)	(202,080)	(15,720)
Net transfers from (to) Fixed Account	6,321	701	(312)	1,729	12,949	38,146	19,977	69,901	(7,469)	295,989	(654,663)	54,745	13,848
Transfers between Investment Divisions	(74,556)	26,799	84,531	(3,832)	9,305	1,207,762	(2,639,460)	441,908	671,969	2,281,170	2,756,596	76,118	322,939
Policyowners' death benefits	—	—	—	(3,847)	—	(89,439)	(2,258)	(35,800)	(901)	(200,505)	(13,713)	—	—

Net contributions and (withdrawals)	(66,779)	35,025	92,671	(45,730)	30,249	372,783	(2,144,311)	(326,215)	943,010	2,843,499	3,012,175	(57,678)	368,277

Increase (decrease) in net assets	(63,991)	41,133	87,227	(62,906)	63,271	(276,403)	(1,353,300)	(409,713)	1,529,103	2,355,039	3,114,063	(101,667)	374,746

NET ASSETS:
Beginning of period	63,991	22,858	—	557,970	494,699	8,386,775	9,740,075	4,925,221	3,396,118	16,219,454	13,105,391	751,504	376,758

End of period	$—	$63,991	$87,227	$495,064	$557,970	$8,110,372	$8,386,775	$4,515,508	$4,925,221	$18,574,493	$16,219,454	$649,837	$751,504

(b) Fidelity® VIP Value Leaders Portfolio—Initial Class was merged with Fidelity® VIP Value Portfolio—Initial Class as of April 24, 2015.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Janus Aspen Enterprise Portfolio—Institutional Shares		Janus Aspen Flexible Bond Portfolio—Institutional Shares		Janus Aspen Forty Portfolio—Institutional Shares		Janus Aspen Global Research Portfolio—Institutional Shares		Lazard Retirement International Equity Portfolio—Service Shares		Lord Abbett Series Fund Developing Growth Portfolio—Class VC
	2015	2014	2015	2014 (a)	2015	2014	2015	2014	2015	2014	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$51,372	$10,874	$81,822	$—	$—	$5,153	$3,625	$5,987	$34,750	$60,300	$—
Net realized gain (loss) on investments	292,130	640,161	(2,727)	—	(4,926)	413,391	37,318	18,825	586,979	206,723	(245)
Realized gain distribution received	899,468	465,308	11,552	—	708,756	953,671	—	—	38,598	—	289
Change in unrealized appreciation (depreciation) on investments	(929,422)	(311,148)	(115,482)	4	(303,297)	(1,111,233)	(55,635)	18,015	(534,292)	(430,242)	(4,780)

Net increase (decrease) in net assets resulting from operations	313,548	805,195	(24,835)	4	400,533	260,982	(14,692)	42,827	126,035	(163,219)	(4,736)

Contributions and (Withdrawals):
Payments received from policyowners	198,312	416,760	216,601	—	191,736	288,804	56,591	73,021	103,181	57,021	11,480
Cost of insurance	(126,226)	(121,116)	(21,436)	—	(78,894)	(72,377)	(27,471)	(24,065)	(42,054)	(72,101)	(526)
Policyowners' surrenders	(1,452,214)	(2,121,390)	(2,147)	—	(10,089)	(524,944)	(28,995)	(19,503)	(15,918)	(17,028)	(1,160)
Net transfers from (to) Fixed Account	51,425	(67,426)	32,646	1,053	(46,447)	2,113	(5,388)	99,763	(140,122)	53,086	2,338
Transfers between Investment Divisions	483,942	2,147,348	4,544,275	—	348,766	(402,319)	(16,249)	8,225	(1,575,072)	(170,313)	27,228
Policyowners' death benefits	(105,504)	(4,598)	(15,547)	—	(63,706)	(5,919)	—	(2,129)	—	(18,906)	—

Net contributions and (withdrawals)	(950,265)	249,578	4,754,392	1,053	341,366	(714,642)	(21,512)	135,312	(1,669,985)	(168,241)	39,360

Increase (decrease) in net assets	(636,717)	1,054,773	4,729,557	1,057	741,899	(453,660)	(36,204)	178,139	(1,543,950)	(331,460)	34,624

NET ASSETS:
Beginning of period	7,198,601	6,143,828	1,057	—	3,162,605	3,616,265	654,094	475,955	3,691,888	4,023,348	—

End of period	$6,561,884	$7,198,601	$4,730,614	$1,057	$3,904,504	$3,162,605	$617,890	$654,094	$2,147,938	$3,691,888	$34,624

(a) For the period December 1, 2014 (commencement of Investment Division) through December 31, 2014.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC		LVIP Baron Growth Opportunities Fund—Service Class		LVIP SSgA Bond Index Fund—Standard Class		LVIP SSgA Developed International 150 Fund—Standard Class		LVIP SSgA Emerging Markets 100 Fund—Standard Class		LVIP SSgA International Index Fund—Standard Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$11,637	$24,673	$(265)	$27,452	$280,217	$215,919	$86,811	$35,167	$407,185	$186,867	$238,980	$170,590
Net realized gain (loss) on investments	1,453,349	349,515	464,306	1,301,778	(82,728)	(35,022)	(156)	1,410	(59,026)	(10,505)	37,776	70,443
Realized gain distribution received	120,690	—	1,145,309	86,321	—	5,747	239,527	20,928	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(1,565,566)	267,289	(2,278,630)	(719,544)	(172,289)	124,335	(462,880)	(80,561)	(2,043,030)	(538,605)	(496,911)	(680,634)

Net increase (decrease) in net assets resulting from operations	20,110	641,477	(669,280)	696,007	25,200	310,979	(136,698)	(23,056)	(1,694,871)	(362,243)	(220,155)	(439,601)

Contributions and (Withdrawals):
Payments received from policyowners	82,559	229,925	857,375	1,632,770	536,825	458,663	390,765	346,375	427,609	771,045	519,034	328,350
Cost of insurance	(37,055)	(89,425)	(243,491)	(241,838)	(61,149)	(50,743)	(29,099)	(10,222)	(95,934)	(41,102)	(29,473)	(30,849)
Policyowners' surrenders	(131,526)	(20,852)	(537,336)	(1,017,391)	(140,604)	—	—	—	(8,463)	(3,996)	(154,567)	(1,492)
Net transfers from (to) Fixed Account	(279,198)	(27,607)	(57,936)	(279,327)	19,700	(252,686)	968,361	39,861	899,299	(591,661)	16,538	1,216,841
Transfers between Investment Divisions	(3,552,908)	(141,083)	(1,915,722)	2,245,172	(666,837)	7,214,194	386,467	132,790	2,753,412	3,594,213	2,949,993	2,678,106
Policyowners' death benefits	(5,121)	(25,517)	(138,145)	(12,246)	(522)	(2,716)	(241)	—	(92,608)	—	—	(3,052)

Net contributions and (withdrawals)	(3,923,249)	(74,559)	(2,035,255)	2,327,140	(312,587)	7,366,712	1,716,253	508,804	3,883,315	3,728,499	3,301,525	4,187,904

Increase (decrease) in net assets	(3,903,139)	566,918	(2,704,535)	3,023,147	(287,387)	7,677,691	1,579,555	485,748	2,188,444	3,366,256	3,081,370	3,748,303

NET ASSETS:
Beginning of period	5,779,922	5,213,004	15,489,298	12,466,151	11,616,633	3,938,942	1,135,528	649,780	6,114,882	2,748,626	6,138,751	2,390,448

End of period	$1,876,783	$5,779,922	$12,784,763	$15,489,298	$11,329,246	$11,616,633	$2,715,083	$1,135,528	$8,303,326	$6,114,882	$9,220,121	$6,138,751
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	MFS ® Global Tactical Allocation Portfolio—Initial Class		MFS ® International Value Portfolio—Initial Class		MFS ® Investors Trust Series—Initial Class		MFS ® New Discovery Series—Initial Class		MFS ® Value Series—Initial Class		Neuberger Berman AMT Large Cap Value Portfolio—Class I
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$466,880	$226,459	372,328	$199,858	$480	$434	$—	$—	$484,129	$316,350	$7,236	$6,530
Net realized gain (loss) on investments	(195,157)	53,726	234,193	1,022,169	492	14,345	107	341	412,115	3,298,117	51,719	129,820
Realized gain distribution received	143,144	10,020	190,599	—	7,734	5,209	328	2,478	1,214,961	640,065	73,122	—
Change in unrealized appreciation (depreciation) on investments	(586,167)	68,031	105,538	(1,065,523)	(8,721)	(11,611)	(640)	(3,792)	(2,238,172)	(1,881,072)	(240,171)	(54,200)

Net increase (decrease) in net assets resulting from operations	(171,300)	358,236	902,658	156,504	(15)	8,377	(205)	(973)	(126,967)	2,373,460	(108,094)	82,150

Contributions and (Withdrawals):
Payments received from policyowners	564,113	1,592,798	887,406	879,476	—	1	—	—	774,968	5,432,026	20,241	40,505
Cost of insurance	(58,163)	(47,318)	(246,471)	(135,445)	(1,092)	(1,220)	(498)	(517)	(256,331)	(239,887)	(13,762)	(11,810)
Policyowners' surrenders	(2,016,613)	(3,740)	(77,974)	(15,015)	—	(31,865)	(1,238)	(912)	(73,716)	(410,186)	(69,836)	—
Net transfers from (to) Fixed Account	(945,622)	305,088	363,910	158,815	—	—	—	—	46,368	(2,760,174)	2,215	(5,184)
Transfers between Investment Divisions	(1,365,686)	5,225,332	5,574,512	652,648	—	—	—	—	(268,287)	(3,280,193)	66,758	50,692
Policyowners' death benefits	—	—	(138,247)	(6,082)	—	—	—	—	(247,206)	(20,252)	(15,198)	—

Net contributions and (withdrawals)	(3,821,971)	7,072,160	6,363,136	1,534,397	(1,092)	(33,084)	(1,736)	(1,429)	(24,204)	(1,278,666)	(9,582)	74,203

Increase (decrease) in net assets	(3,993,271)	7,430,396	7,265,794	1,690,901	(1,107)	(24,707)	(1,941)	(2,402)	(151,171)	1,094,794	(117,676)	156,353

NET ASSETS:
Beginning of period	9,942,836	2,512,440	12,990,852	11,299,951	71,181	95,888	11,794	14,196	21,676,676	20,581,882	1,009,995	853,642

End of period	$5,949,565	$9,942,836	$20,256,646	$12,990,852	$70,074	$71,181	$9,853	$11,794	$21,525,505	$21,676,676	$892,319	$1,009,995
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares		Oppenheimer Core Bond Fund/VA—Non-Service Shares		PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class		PIMCO VIT High Yield Portfolio—Administrative Class		PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class		PIMCO VIT Low Duration Portfolio—Administrative Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$236	$834	$48	$64	$184,433	$190,429	$145,149	$135,000	$22,089	$21,859	$386,527	$107,124
Net realized gain (loss) on investments	10,011	3,480	—	1	(172,082)	(111,473)	(50,835)	(3,146)	(6,587)	(24,821)	(12,987)	(12,134)
Realized gain distribution received	45,184	4,542	—	—	—	245,825	34,812	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(48,121)	19,970	(37)	21	(415,192)	(230,708)	(163,537)	(67,601)	(29,617)	206,537	(335,212)	(26,114)

Net increase (decrease) in net assets resulting from operations	7,310	28,826	11	86	(402,841)	94,073	(34,411)	64,253	(14,115)	203,575	38,328	68,876

Contributions and (Withdrawals):
Payments received from policyowners	35,382	19,040	—	—	1,079,998	872,355	237,577	238,356	59,235	58,373	1,059,399	2,430,731
Cost of insurance	(11,362)	(8,776)	(76)	(72)	(198,373)	(143,505)	(49,202)	(46,902)	(13,674)	(11,477)	(151,537)	(143,539)
Policyowners' surrenders	(22,634)	(1,510)	—	—	(80,836)	(370,338)	(8,043)	(64,396)	(34,969)	(927)	(2,272,517)	(1,136,791)
Net transfers from (to) Fixed Account	12,517	8,728	—	—	760,288	1,190,105	33,158	(277,662)	19,583	6,129	1,705,311	794,409
Transfers between Investment Divisions	20,799	7,982	—	—	938,037	730,928	(855,751)	1,037,690	7,800	(62,554)	1,302,765	(480,054)
Policyowners' death benefits	(1,826)	—	—	—	(16,471)	(1,606)	(51,500)	—	—	—	(14,848)	(4,014)

Net contributions and (withdrawals)	32,876	25,464	(76)	(72)	2,482,643	2,277,939	(693,761)	887,086	37,975	(10,456)	1,628,573	1,460,742

Increase (decrease) in net assets	40,186	54,290	(65)	14	2,079,802	2,372,012	(728,172)	951,339	23,860	193,119	1,666,901	1,529,618

NET ASSETS:
Beginning of period	215,991	161,701	1,218	1,204	8,219,002	5,846,990	2,921,318	1,969,979	1,049,837	856,718	9,710,188	8,180,570

End of period	$256,177	$215,991	$1,153	$1,218	$10,298,804	$8,219,002	$2,193,146	$2,921,318	$1,073,697	$1,049,837	$11,377,089	$9,710,188
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	PIMCO VIT Real Return Portfolio—Administrative Class		PIMCO VIT Total Return Portfolio—Administrative Class		Royce Micro-Cap Portfolio—Investment Class		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Index 500 Portfolio		T. Rowe Price International Stock Portfolio
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$652,895	$253,635	$1,981,622	$1,431,367	$(166)	$(133)	$—	$—	$13,419	6,296	31,555	$29,889
Net realized gain (loss) on investments	(522,198)	(1,116,043)	(137,066)	(678,618)	(104,680)	372,364	6,837,623	3,902,197	19,522	61,153	34,939	179,556
Realized gain distribution received	—	—	397,950	—	246,931	405,581	—	—	—	—	67,050	16,863
Change in unrealized appreciation (depreciation) on investments	(574,955)	1,477,105	(1,838,065)	2,026,457	(733,562)	(993,793)	(3,367,331)	(682,520)	(18,446)	(19,269)	(197,491)	(279,343)

Net increase (decrease) in net assets resulting from operations	(444,258)	614,697	404,441	2,779,206	(591,477)	(215,981)	3,470,292	3,219,677	14,495	48,180	(63,947)	(53,035)

Contributions and (Withdrawals):
Payments received from policyowners	987,876	1,954,717	2,769,242	9,729,901	151,582	260,289	2,217,503	3,587,428	97,922	60,791	229,701	540,885
Cost of insurance	(281,441)	(286,309)	(774,295)	(1,032,093)	(67,015)	(87,789)	(504,629)	(561,792)	(23,704)	(16,145)	(48,438)	(47,621)
Policyowners' surrenders	(103,883)	(1,693,078)	(4,930,940)	(2,436,253)	(47,996)	(958,521)	(2,113,384)	(928,955)	(29,478)	(20,035)	(61,919)	(388,657)
Net transfers from (to) Fixed Account	192,628	(2,313,776)	(2,503,974)	(1,994,664)	(13,671)	(284,313)	(1,888,582)	(1,267,764)	32,256	47,769	13,398	61,715
Transfers between Investment Divisions	(1,325,686)	(597,682)	(16,811,648)	(15,905,230)	(223,242)	(360,942)	(10,773,639)	1,534,582	263,061	(118,430)	459,052	(287,387)
Policyowners' death benefits	(143,038)	(5,164)	(135,398)	(89,029)	(7,546)	(3,813)	(182,737)	(92,511)	—	—	—	—

Net contributions and (withdrawals)	(673,544)	(2,941,292)	(22,387,013)	(11,727,368)	(207,888)	(1,435,089)	(13,245,468)	2,270,988	340,057	(46,050)	591,794	(121,065)

Increase (decrease) in net assets	(1,117,802)	(2,326,595)	(21,982,572)	(8,948,162)	(799,365)	(1,651,070)	(9,775,176)	5,490,665	354,552	2,130	527,847	(174,100)

NET ASSETS:
Beginning of period	16,117,487	18,444,082	57,959,460	66,907,622	5,146,412	6,797,482	38,808,033	33,317,368	407,858	405,728	2,900,262	3,074,362

End of period	$14,999,685	$16,117,487	$35,976,888	$57,959,460	$4,347,047	$5,146,412	$29,032,857	$38,808,033	$762,410	$407,858	$3,428,109	$2,900,262
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio		TOPS ® Aggressive Growth ETF Portfolio—Class 2 Shares		TOPS ® Balanced ETF Portfolio—Class 2 Shares		TOPS ® Conservative ETF Portfolio—Class 2 Shares
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$59,627	$47,024	$—	$—	$138,086	$272,484	$277	$264	$1,423	$866	$2,607	$584
Net realized gain (loss) on investments	(26,061)	(1,850)	(60,028)	903,649	1,116,265	815,373	391	1,307	(101)	148	(91)	(16)
Realized gain distribution received	—	—	810,898	1,057,844	559,565	1,077,011	1,048	660	1,750	2,180	1,416	1,595
Change in unrealized appreciation (depreciation) on investments	(22,971)	(12,694)	(95,539)	(1,163,673)	(1,597,416)	(1,338,502)	(3,366)	(1,322)	(6,483)	(2,187)	(8,389)	162

Net increase (decrease) in net assets resulting from operations	10,595	32,480	655,331	797,820	216,500	826,366	(1,650)	909	(3,411)	1,007	(4,457)	2,325

Contributions and (Withdrawals):
Payments received from policyowners	164,931	207,651	485,669	526,768	654,691	639,896	11,617	12,359	60,264	56,493	39,572	17,536
Cost of insurance	(79,224)	(55,806)	(148,168)	(184,403)	(152,569)	(263,797)	(996)	(629)	(5,169)	(3,608)	(2,810)	(1,490)
Policyowners' surrenders	(72,742)	(1,343,069)	(138,804)	(296,963)	(74,302)	(562,100)	—	(392)	—	—	—	—
Net transfers from (to) Fixed Account	(124,174)	229,308	(18,152)	(155,274)	(553,301)	58,151	1,128	202	—	554	3,875	131,374
Transfers between Investment Divisions	3,427,680	(1,274,025)	(89,818)	(794,834)	(8,205,632)	(1,521,605)	19,190	(16,043)	29,358	4,636	(7,163)	1,673
Policyowners' death benefits	(38,152)	(1,911)	(15,126)	(14,919)	(105,324)	(69,053)	—	—	—	—	—	(1,628)

Net contributions and (withdrawals)	3,278,319	(2,237,852)	75,601	(919,625)	(8,436,437)	(1,718,508)	30,939	(4,503)	84,453	58,075	33,474	147,465

Increase (decrease) in net assets	3,288,914	(2,205,372)	730,932	(121,805)	(8,219,937)	(892,142)	29,289	(3,594)	81,042	59,082	29,017	149,790

NET ASSETS:
Beginning of period	2,243,483	4,448,855	7,524,667	7,646,472	16,013,692	16,905,834	20,224	23,818	69,730	10,648	193,010	43,220

End of period	$5,532,397	$2,243,483	$8,255,599	$7,524,667	$7,793,755	$16,013,692	$49,513	$20,224	$150,772	$69,730	$222,027	$193,010
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	TOPS ® Growth ETF Portfolio—Class 2 Shares		TOPS ® Managed Risk Balanced ETF Portfolio—Class 2 Shares		TOPS ® Managed Risk Growth ETF Portfolio—Class 2 Shares		TOPS ® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares		TOPS ® Moderate Growth ETF Portfolio—Class 2 Shares		UIF Emerging Markets Debt Portfolio—Class I
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,201	$469	$3,874	$1,775	$755	$337	$2,442	$2,939	$6,026	5,353	369,800	$376,078
Net realized gain (loss) on investments	(115)	201	(16,090)	454	26	579	3,147	1,496	(5,552)	1,827	(104,355)	(108,540)
Realized gain distribution received	2,468	381	7,323	1,432	230	—	3,942	3,334	22,287	16,324	—	51,763
Change in unrealized appreciation (depreciation) on investments	(7,640)	(165)	(8,045)	(194)	(5,923)	(1,112)	(13,521)	(3,822)	(35,928)	(16,346)	(351,036)	(116,489)

Net increase (decrease) in net assets resulting from operations	(4,086)	886	(12,938)	3,467	(4,912)	(196)	(3,990)	3,947	(13,167)	7,158	(85,591)	202,812

Contributions and (Withdrawals):
Payments received from policyowners	49,005	26,675	98,034	120,208	17,361	35,371	123,917	161,582	120,115	96,720	668,131	702,977
Cost of insurance	(4,364)	(2,866)	(7,273)	(5,248)	(2,060)	(1,634)	(4,034)	(4,819)	(15,556)	(10,288)	(117,578)	(110,385)
Policyowners' surrenders	(13,137)	—	—	(1,144)	—	—	—	—	—	(3,169)	(59,854)	(756,162)
Net transfers from (to) Fixed Account	5,761	4,018	(9,793)	—	97	(3,470)	(46,988)	(3,371)	18,946	(14,768)	34,026	(141,079)
Transfers between Investment Divisions	1,997	1,310	(221,168)	311	217	1,828	(295,155)	(7,146)	(17,999)	21,233	128,018	(79,796)
Policyowners' death benefits	—	—	—	—	—	—	—	—	—	—	(64,543)	—

Net contributions and (withdrawals)	39,262	29,137	(140,200)	114,127	15,615	32,095	(222,260)	146,246	105,506	89,728	588,200	(384,445)

Increase (decrease) in net assets	35,176	30,023	(153,138)	117,594	10,703	31,899	(226,250)	150,193	92,339	96,886	502,609	(181,633)

NET ASSETS:
Beginning of period	46,302	16,279	227,968	110,374	41,562	9,663	323,280	173,087	258,232	161,346	6,346,021	6,527,654

End of period	$81,478	$46,302	$74,830	$227,968	$52,265	$41,562	$97,030	$323,280	$350,571	$258,232	$6,848,630	$6,346,021
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	UIF U.S. Real Estate Portfolio—Class I		Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares		Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares		Voya Russell™ Mid Cap Index Portfolio—Class I		Voya Small Company Portfolio—Class I
	2015	2014	2015 (c)	2014	2015	2014	2015	2014	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$189,147	$168,229	$—	$—	$27,261	$113,353	$96,542	$74,869	$51
Net realized gain (loss) on investments	708,743	525,369	(29,653)	296	(15,959)	(210,073)	147,706	144,578	(107)
Realized gain distribution received	—	—	29,362	6,777	—	181,160	596,143	219,334	1,468
Change in unrealized appreciation (depreciation) on investments	(598,351)	2,298,714	(2,217)	(13,711)	(206,189)	33,947	(1,086,891)	417,629	(3,740)

Net increase (decrease) in net assets resulting from operations	299,539	2,992,312	(2,508)	(6,638)	(194,887)	118,387	(246,500)	856,410	(2,328)

Contributions and (Withdrawals):
Payments received from policyowners	479,107	424,113	12,751	33,994	143,360	146,689	377,960	155,881	24,075
Cost of insurance	(172,920)	(142,088)	(6,691)	(10,322)	(19,989)	(41,934)	(115,726)	(100,475)	(811)
Policyowners' surrenders	(31,118)	(1,444,102)	—	(1,595)	(9,580)	—	(35,117)	(170,752)	—
Net transfers from (to) Fixed Account	(342,530)	(4,539)	—	111,891	(15,596)	(220,859)	(199,401)	211,334	13,987
Transfers between Investment Divisions	2,034,867	1,801,266	(695,959)	181,885	1,056,162	(80,784)	423,460	538,212	178,889
Policyowners' death benefits	(155,770)	(4,310)	—	(1,958)	(903)	(7,464)	(17,132)	(6,178)	—

Net contributions and (withdrawals)	1,811,636	630,340	(689,899)	313,895	1,153,454	(204,352)	434,044	628,022	216,140

Increase (decrease) in net assets	2,111,175	3,622,652	(692,407)	307,257	958,567	(85,965)	187,544	1,484,432	213,812

NET ASSETS:
Beginning of period	13,709,550	10,086,898	692,407	385,150	454,305	540,270	7,565,540	6,081,108	—

End of period	$15,820,725	$13,709,550	$—	$692,407	$1,412,872	$454,305	$7,753,084	$7,565,540	$213,812

(c) Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares was liquidated as of June 3, 2015.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (“CSVUL Separate Account-I”) was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds NYLIAC Corporate Sponsored Variable Universal Life Insurance policies (“CSVUL”) (“Series 1 policies”), NYLIAC CorpExec Variable Universal Life Insurance II policies (“CEVUL2”) (“Series 2 policies”), NYLIAC CorpExec Variable Universal Life Insurance III policies (“CEVUL3”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance IV policies (“CEVUL4”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance V policies (“CEVUL5”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance VI policies (“CEVUL6”) (“Series 3 policies”), and NYLIAC CorpExec Accumulator Variable Universal Life Insurance policies (“CEAVUL”) (“Series 3 policies”). The policies are designed for group and/or sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and are sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”), which is a wholly-owned subsidiary of NYLIC. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance of ASC 946.
The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, AB® Variable Products Series Fund, Inc., AIM Variable Insurance Funds, The Alger Portfolios, American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock® Variable Series Funds, Inc., Davis Variable Account Fund, Inc., Delaware VIP® Trust, Deutsche Investments VIT Funds, Deutsche Variable Series I, Deutsche Variable Series II, DFA Investment Dimensions Group, Inc., Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, Fidelity® Variable Insurance Products Funds, Fidelity® Variable Insurance Products Freedom Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., The Universal Institutional Funds, Inc., Van Eck VIP Trust, and the Voya Variable Portfolios, Inc., (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents a portion of the general account assets of NYLIAC and is not included in this report. NYLIAC’s Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.
As of December 1, 2015, the following Investment Divisions were added to one or more of the products investing in CSVUL Separate Account-I:

American Funds IS® Global Bond Fund—Class 1
BlackRock® High Yield V.I. Fund—Class I
DFA VA Global Bond Portfolio
DFA VIT Inflation-Protected Securities Portfolio—Institutional Shares
MFS® Global Real Estate Portfolio—Initial Class
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I
UIF Global Infrastructure Portfolio—Class I
Therefore, the following Investment Divisions, with their respective Fund portfolios, are available in CSVUL Separate Account-I:
MainStay VP Bond—Initial Class
MainStay VP Cash Management—Initial Class
MainStay VP Common Stock—Initial Class
MainStay VP Convertible—Initial Class
MainStay VP Cornerstone Growth—Initial Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Emerging Markets Equity—Initial Class
MainStay VP Floating Rate—Initial Class
MainStay VP Government—Initial Class
MainStay VP High Yield Corporate Bond—Initial Class
MainStay VP ICAP Select Equity—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP International Equity—Initial Class
MainStay VP Janus Balanced—Initial Class
MainStay VP Large Cap Growth—Initial Class
MainStay VP Marketfield—Initial Class
MainStay VP MFS® Utilities—Initial Class

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MainStay VP Mid Cap Core—Initial Class
MainStay VP S&P 500 Index—Initial Class
MainStay VP T. Rowe Price Equity Income—Initial Class
MainStay VP U.S. Small Cap—Initial Class
MainStay VP Van Eck Global Hard Assets—Initial Class
AB® VPS International Value Portfolio—Class A1
AB® VPS  Small/Mid Cap Value Portfolio—Class  A2
Alger SMid Cap Growth Portfolio—Class I-2
American Century Investments® VP Inflation Protection Fund—Class II
American Century Investments® VP Mid Cap Value Fund—Class II
American Century Investments® VP Value Fund—Class II
American Funds IS® Asset Allocation Fund—Class 2
American Funds IS® Global Bond Fund—Class 1
American Funds IS® Global Growth Fund—Class 1
American Funds IS® Global Small Capitalization Fund—Class 2
American Funds IS® Growth Fund—Class 2
American Funds IS® Growth-Income Fund—Class 2
American Funds IS® International Fund—Class 2
BlackRock® Global Allocation V.I. Fund—Class I
BlackRock® High Yield V.I. Fund—Class I
Davis Value Portfolio
Delaware VIP® Emerging Markets Series—Standard Class
Delaware VIP® International Value Equity Series—Standard Class
Delaware VIP® Small Cap Value Series—Standard Class
Deutsche Alternative Asset Allocation VIP—Class A
Deutsche Global Small Cap VIP—Class A
Deutsche Small Cap Index VIP—Class A
Deutsche Small Mid Cap Value VIP—Class A
DFA VA Global Bond Portfolio
DFA VA International Small Portfolio
DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio
DFA VIT Inflation-Protected Securities Portfolio—Institutional Shares
Dreyfus IP Technology Growth Portfolio—Initial Shares
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
Fidelity® VIP Contrafund® Portfolio—Initial Class
Fidelity® VIP Equity-Income Portfolio—Initial Class
Fidelity® VIP Freedom 2010 Portfolio—Initial Class
Fidelity® VIP Freedom 2020 Portfolio—Initial Class
Fidelity® VIP Freedom 2030 Portfolio—Initial Class
Fidelity® VIP Freedom 2040 Portfolio—Initial Class
Fidelity® VIP Government Money Market Portfolio—Initial Class3
Fidelity® VIP Growth Portfolio—Initial Class
Fidelity® VIP Index 500 Portfolio—Initial Class
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class
Fidelity® VIP Mid Cap Portfolio—Initial Class
Fidelity®VIP Overseas Portfolio—Initial Class
Fidelity® VIP Real Estate Portfolio—Initial Class
Fidelity® VIP Value Portfolio—Initial Class4
Fidelity® VIP Value Strategies Portfolio—Service Class 2
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Global Real Estate Fund—Series I Shares
Invesco V.I. International Growth Fund—Series I Shares
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares
Janus Aspen Enterprise Portfolio—Institutional Shares
Janus Aspen Flexible Bond Portfolio—Institutional Shares
Janus Aspen Forty Portfolio—Institutional Shares
Janus Aspen Global Research Portfolio—Institutional Shares
Lazard Retirement International Equity Portfolio—Service Shares
Lord Abbett Series Fund Developing Growth Portfolio—Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC
LVIP Baron Growth Opportunities Fund—Service Class

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

LVIP Mondrian International Value Fund—Standard Class
LVIP SSgA Bond Index Fund—Standard Class
LVIP SSgA Developed International 150 Fund—Standard Class
LVIP SSgA Emerging Markets 100 Fund—Standard Class
LVIP SSgA International Index Fund—Standard Class
MFS® Global Real Estate Portfolio—Initial Class
MFS® Global Tactical Allocation Portfolio—Initial Class
MFS® International Value Portfolio—Initial Class
MFS® Investors Trust Series—Initial Class
MFS® New Discovery Series—Initial Class
MFS® Value Series—Initial Class
Neuberger Berman AMT Large Cap Value Portfolio—Class I
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares
Oppenheimer Core Bond Fund/VA—Non-Service Shares
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class
PIMCO VIT High Yield Portfolio—Administrative Class
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class
PIMCO VIT Low Duration Portfolio—Administrative Class
PIMCO VIT Real Return Portfolio—Administrative Class
PIMCO VIT Total Return Portfolio—Administrative Class
Royce Micro-Cap Portfolio—Investment Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares
TOPS® Balanced ETF Portfolio—Class 2 Shares
TOPS® Conservative ETF Portfolio—Class 2 Shares
TOPS® Growth ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares
UIF Emerging Markets Debt Portfolio—Class I
UIF Global Infrastructure Portfolio—Class I
UIF U.S. Real Estate Portfolio—Class I
Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares
Voya RussellTM Mid Cap Index Portfolio—Class I
Voya Small Company Portfolio—Class I
______________

[1]	Formerly AllianceBernstein VPS International Value Portfolio—Class A

[2]	Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A

[3]	Formerly Fidelity® VIP Money Market Portfolio—Initial Class

[4]	Formerly Fidelity® VIP Value Leaders Portfolio—Initial Class which was merged with Fidelity® VIP Value Portfolio—Initial Class

Not all investment options are available under all policies.
On March 12, 2015 the board of directors for the Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares approved the close of the fund as of March 27, 2015 and a liquidation of the fund as of June 3, 2015.
No new investments may be added to the AB® VPS International Value Portfolio—Class A, Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares, MFS® Investors Trust Series—Initial Class, MFS® New Discovery Series—Initial Class, or the Oppenheimer Core Bond Fund/VA—Non-Service Shares Investment Divisions.
All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of the CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

At the close of the financial reporting period, there have been no investments in the following Investment Divisions: American Funds IS® Global Bond Fund—Class 1, BlackRock® High Yield V.I. Fund—Class I, DFA VA Global Bond Portfolio, DFA VIT Inflation-Protected Securities Portfolio—Institutional Shares, LVIP Mondrian International Value Fund—Standard Class, MFS® Global Real Estate Portfolio—Initial Class, Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I and UIF Global Infrastructure Portfolio—Class I.
Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as non-replacement policies are allocated to NYLIAC’s General Account until 10 days (30 days in California for policy owners age 60 and greater) after the policy issue date. Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as a replacement to an existing policy are allocated to NYLIAC’s General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in. Initial Premium is then allocated to the Investment Divisions of the Separate Account or the Fixed Account according to instructions on the Premium Allocation Form as of the end of the free look period on the later of the date the free look period ends or the date we receive the policy delivery receipt.
No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.
Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of shares held at the valuation date, which represents fair value, and are classified as level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015 were as follows:

	Purchases	Sales
MainStay VP Bond—Initial Class	$14,073	$2,689
MainStay VP Cash Management—Initial Class	25,312	57,807
MainStay VP Common Stock—Initial Class	35,386	4,311
MainStay VP Convertible—Initial Class	828	108
MainStay VP Cornerstone Growth—Initial Class	2,307	11,254
MainStay VP Eagle Small Cap Growth—Initial Class	1,718	801
MainStay VP Emerging Markets Equity—Initial Class	4,358	3,781
MainStay VP Floating Rate—Initial Class	2,374	656
MainStay VP Government—Initial Class	691	789
MainStay VP High Yield Corporate Bond—Initial Class	9,729	4,341
MainStay VP ICAP Select Equity—Initial Class	52,429	8,107
MainStay VP Income Builder—Initial Class	3,103	1,352
MainStay VP International Equity—Initial Class	3,706	4,445
MainStay VP Janus Balanced—Initial Class	4,491	5,516
MainStay VP Large Cap Growth—Initial Class	18,189	1,967
MainStay VP Marketfield—Initial Class	107	1,043
MainStay VP MFS® Utilities—Initial Class	1,431	1,188
MainStay VP Mid Cap Core—Initial Class	16,838	2,941
MainStay VP S&P 500 Index—Initial Class	29,555	21,564
MainStay VP T. Rowe Price Equity Income—Initial Class	3,449	10,398
MainStay VP U.S. Small Cap—Initial Class	4,201	1,255
MainStay VP Van Eck Global Hard Assets—Initial Class	2,902	1,384
AB ® VPS International Value Portfolio—Class A	1	—
AB ® VPS Small/Mid Cap Value Portfolio—Class A	1,550	923
Alger SMid Cap Growth Portfolio—Class I-2	275	43
American Century Investments® VP Inflation Protection Fund—Class II	2,707	46
American Century Investments® VP Mid Cap Value Fund—Class II	5,361	1,248
American Century Investments® VP Value Fund—Class II	9,768	1,426
American Funds IS® Asset Allocation Fund—Class 2	1,106	232
American Funds IS® Global Growth Fund—Class 1	580	116
American Funds IS® Global Small Capitalization Fund—Class 2	358	185
American Funds IS® Growth Fund—Class 2	5,868	3,443
American Funds IS® Growth-Income Fund—Class 2	411	106
American Funds IS® International Fund—Class 2	15,851	5,634
BlackRock® Global Allocation V.I. Fund—Class I	509	16
Davis Value Portfolio	293	192
Delaware VIP® Emerging Markets Series—Standard Class	752	188
Delaware VIP® International Value Equity Series—Standard Class	1,363	1,548
Delaware VIP® Small Cap Value Series—Standard Class	6,463	1,499
Deutsche Alternative Asset Allocation VIP—Class A	2	—
Deutsche Global Small Cap VIP—Class A	97	703
Deutsche Small Cap Index VIP—Class A	6,953	5,668
Deutsche Small Mid Cap Value VIP—Class A	694	1,065
DFA VA International Small Portfolio	892	3
DFA VA U.S. Large Value Portfolio	70	1
DFA VA U.S. Targeted Value Portfolio	3,687	1,678
Dreyfus IP Technology Growth Portfolio—Initial Shares	837	427
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	—	3
Fidelity® VIP Contrafund® Portfolio—Initial Class	6,786	13,471
Fidelity® VIP Equity-Income Portfolio—Initial Class	2,847	977
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	568	10,068
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	5,105	15,272
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2,117	6,999
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	1,132	2,347
Fidelity® VIP Government Money Market Portfolio—Initial Class	21,310	24,448
Fidelity® VIP Growth Portfolio—Initial Class	482	1,727
Fidelity® VIP Index 500 Portfolio—Initial Class	32,635	14,803
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	17,693	3,339
Fidelity® VIP Mid Cap Portfolio—Initial Class	7,463	8,630
Fidelity® VIP Overseas Portfolio—Initial Class	1,584	2,593
Fidelity® VIP Real Estate Portfolio—Initial Class	1,526	361
Fidelity® VIP Value Leaders Portfolio—Initial Class	9	75
Fidelity® VIP Value Portfolio—Initial Class	124	22
Fidelity® VIP Value Strategies Portfolio—Service Class 2	51	88
Invesco V.I. American Value Fund—Series I Shares	$4,099	$2,671
Invesco V.I. Global Real Estate Fund—Series I Shares	1,103	1,291
Invesco V.I. International Growth Fund—Series I Shares	5,428	2,325
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	278	248
Janus Aspen Enterprise Portfolio—Institutional Shares	2,716	2,712
Janus Aspen Flexible Bond Portfolio—Institutional Shares	5,052	204
Janus Aspen Forty Portfolio—Institutional Shares	1,307	257
Janus Aspen Global Research Portfolio—Institutional Shares	79	97
Lazard Retirement International Equity Portfolio—Service Shares	1,320	2,917
Lord Abbett Series Fund Developing Growth Portfolio—Class VC	41	2
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	540	4,331
LVIP Baron Growth Opportunities Fund—Service Class	2,939	3,848
LVIP SSgA Bond Index Fund—Standard Class	3,574	3,607
LVIP SSgA Developed International 150 Fund—Standard Class	2,100	58
LVIP SSgA Emerging Markets 100 Fund—Standard Class	4,768	477
LVIP SSgA International Index Fund—Standard Class	3,830	289
MFS® Global Tactical Allocation Portfolio—Initial Class	1,250	4,462
MFS® International Value Portfolio—Initial Class	7,810	867
MFS® Investors Trust Series—Initial Class	8	1
MFS® New Discovery Series—Initial Class	—	2
MFS® Value Series—Initial Class	4,583	2,851
Neuberger Berman AMT Large Cap Value Portfolio—Class I	385	314
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	112	33
Oppenheimer Core Bond Fund/VA—Non-Service Shares	—	—
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	3,869	1,194
PIMCO VIT High Yield Portfolio—Administrative Class	601	1,096
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	109	46
PIMCO VIT Low Duration Portfolio—Administrative Class	5,843	3,812
PIMCO VIT Real Return Portfolio—Administrative Class	5,540	5,555
PIMCO VIT Total Return Portfolio—Administrative Class	12,540	32,386
Royce Micro-Cap Portfolio—Investment Class	881	848
T. Rowe Price Blue Chip Growth Portfolio	5,986	19,187
T. Rowe Price Equity Index 500 Portfolio	461	102
T. Rowe Price International Stock Portfolio	918	218
T. Rowe Price Limited-Term Bond Portfolio	6,967	3,627
T. Rowe Price New America Growth Portfolio	2,139	1,264
T. Rowe Price Personal Strategy Balanced Portfolio	1,982	9,740
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	36	4
TOPS® Balanced ETF Portfolio—Class 2 Shares	93	6
TOPS® Conservative ETF Portfolio—Class 2 Shares	49	11
TOPS® Growth ETF Portfolio—Class 2 Shares	59	16
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	114	243
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	19	3
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	132	348
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	176	43
UIF Emerging Markets Debt Portfolio—Class I	1,680	718
UIF U.S. Real Estate Portfolio—Class I	4,561	2,560
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	134	795
Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	1,406	225
Voya Russell™ Mid Cap Index Portfolio—Class I	1,825	695
Voya Small Company Portfolio—Class I	218	1

Total	$516,717	$397,917
Not all investment options are available under all policies.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:
New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Cornerstone Capital Management Holdings LLC (“CCM”), Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay Shields”), Marketfield Asset Management, LLC (“Marketfield”), Massachusetts Financial Services Company (“MFS”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Winslow Capital Management, Inc. (“Winslow Capital”), and Van Eck Associates Corporation (“Van Eck”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, MacKay Shields, CCM and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.; Epoch is a wholly-owned subsidiary of Epoch Holding Corporation. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc., Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc., DFA, DuPont Capital, Marketfield, T. Rowe Price and Van Eck are independent investment advisory firms.
Deductions from Premiums:
NYLIAC deducts premium expense charges from all premiums received for certain CSVUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the premium payment received.
Sales Expense Charge:
NYLIAC deducts a Sales Expense Charge from all premium payments for CSVUL Separate Account-I policies to partially cover the expenses associated with selling the policies.
For CSVUL policies, currently 2.25% of any premium payment is deducted. This charge may increase in the future, but will never exceed 4.5%.
For CEVUL2 policies, currently 13.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
For CEVUL3 policies, currently 10.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums paid in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
For CEVUL4 policies, currently 10.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums paid in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
For CEVUL5 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For CEVUL6 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
For CEAVUL policies, currently 16.25% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 0.75% from any additional premiums paid in this Policy Year. During Policy years two through four, we currently expect to deduct a sales expense charge of 9.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 4.00% from any additional premiums paid in that Policy Year. During Policy Years five through seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 1.75% from any additional premiums paid in that Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. If the Supplementary Term Rider is added, the current sales expense charge for all premium payments charge is equal to (i) the current charge without the Supplementary Term Rider, multiplied by (ii) the Base Face Amount divided by the Target Face Amount. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
State and Federal Premium Tax Charge:
NYLIAC deducts State and Federal Premium Tax Charges from all premium payments for CSVUL Separate Account-I policies. These charges may increase consistent with changes in the applicable tax law.
For CSVUL policies, a state premium tax charge of 2.00% is deducted from all premium payments. A federal premium tax charge of 1.25% is deducted from all premium payments.
For CEVUL2 policies, a state premium tax charge of 2.00% is deducted from all premium payments. A federal premium tax charge of 1.25% is deducted from all premium payments.
For CEVUL3 policies, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. Once the Target Premium for the Policy Year has been reached, 1.75% is deducted from premiums paid in excess of the Target Premium. A federal premium tax charge of 1.25% is deducted from all premium payments.
For CEVUL4 policies, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. Once the Target Premium for the Policy Year has been reached, 1.75% is deducted from premiums paid in excess of the Target Premium. A federal premium tax charge of 1.25% is deducted from all premium payments.
For CEVUL5 policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. During Policy Years one through seven, a state premium tax charge of 1.75% is deducted from premiums paid in excess of the Target Premium. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.
For CEVUL6 policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. During Policy Years one through seven, a state premium tax charge of 1.75% is deducted from premiums paid in excess of the Target Premium. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.
For CEAVUL policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
Deductions from Cash Value:
NYLIAC deducts certain monthly charges from the cash value of CSVUL Separate Account-I policies. These charges include the cost of insurance charge, a monthly contract charge, a mortality and expense charge (deducted from the policy’s cash value for CEVUL3 through CEVUL6 and CEAVUL), a partial withdrawal charge, a per thousand face amount charge, and a surrender charge. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

Cost of Insurance Charge:
A charge to cover the cost of providing life insurance benefits is assessed monthly on all CSVUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included, and the cash value of the policy.
Monthly Contract Charge:
This charge is used to compensate NYLIAC for costs incurred in providing administrative services including: premium collection, record-keeping, and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.
For CSVUL policies, a monthly contract charge of $7.50 is assessed each month.
For CEVUL2 policies, a monthly contract charge of $5.00 is assessed each month.
For CEVUL3 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.
For CEVUL4 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.
For CEVUL5 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.
For CEVUL6 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.
For CEAVUL policies, beginning in the second Policy Year, a monthly contract charge of $10.00 is assessed each month.
Mortality & Expense Risk Charges:
The CSVUL Separate Account-I is assessed a charge for mortality and expense risks assumed by NYLIAC. These charges were in effect for each of the five periods presented in the Financial Highlights section. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. For CEVUL3 through CEVUL6 and CEAVUL, the mortality and expense charge is recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.
For CSVUL policies, in all years, it is expected that the charge will be an annual rate of 0.30% of the average daily variable accumulation value of each Investment Division’s assets. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.70%.
For CEVUL2 policies, in all years, it is expected that the charge will be an annual rate of 0.25% of the average daily variable accumulation value of each Investment Division’s assets. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90% of the average daily Accumulation Value.
For CEVUL3 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is 0.45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to 0.25%. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90% of the Accumulation Value.
For CEVUL4 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is 0.45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to 0.25%. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90% of the Accumulation Value.
For CEVUL5 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy years one through ten, the mortality and expense risk charge deducted is 0.50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90% of the Accumulation Value.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
For CEVUL6 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through ten, the mortality and expense charge deducted is 0.45%. In Policy Years ten and thereafter, the mortality and expense charge deducted is reduced to 0.25%.
For CEAVUL policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Years one through ten, the current mortality and expense deductions are made monthly at an annual rate of 0.45% for the first $25,000 of the CSVUL Separate Account-I value, 0.37% of the CSVUL Separate Account-I value between $25,000 and $200,000, and 0.20% of the CSVUL Separate Account-I value greater than $200,000. The current mortality and expense risk charge is reduced in year eleven and beyond to 0.40% of the first $25,000 of the CSVUL Separate Account-I value, 0.32% of the CSVUL Separate Account-I value between $25,000 and $200,000, and 0.15% of the CSVUL Separate Account-I value over $200,000.

Partial Withdrawal Charge
For CSVUL policies, NYLIAC may assess a Partial Withdrawal Charge of the lesser of $25.00 or 2.00% of amounts withdrawn. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.
For CEVUL2 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.
For CEVUL3 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.
For CEVUL4 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.
For CEVUL5 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.
For CEVUL6 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.
For CEAVUL policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.
Per Thousand Face Amount Charge:
For CEAVUL policies, NYLIAC assesses a monthly per thousand face amount charge. The charge varies based on characteristics of the insured, the number of policies issued at the same time to other policyowners with the same employer as the insured, and the amount of the employer’s contribution (if any) to premium payments. The guaranteed maximum charge is $1.20 per $1,000 of the policy’s face amount.
Surrender Charge:
For CSVUL policies, NYLIAC assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by Investment Division from the policy’s cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years one through five and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying Statement of Changes in Net Assets as policyowner’s surrenders are presented net of these charges.
Transfer Charge:
For CSVUL policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.
For CEVUL2 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.
For CEVUL3 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.
For CEVUL4 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.
For CEVUL5 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
For CEVUL6 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.
For CEAVUL policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.
CSVUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.46%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.00% to 2.77%. These ranges are shown as a percentage of average net assets as of December 31, 2014, and approximate the ranges as of December 31, 2015.

NOTE 4—Distribution of Net Income:

CSVUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

The changes in units outstanding for the years ended December 31, 2015 and 2014 were as follows:

	2015			2014
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Bond—Initial Class	758	(161)	597	414	(242)	172
MainStay VP Cash Management—Initial Class	21,590	(49,063)	(27,473)	19,019	(31,117)	(12,098)
MainStay VP Common Stock—Initial Class	781	(154)	627	47	(135)	(88)
MainStay VP Convertible—Initial Class	22	(5)	17	31	(13)	18
MainStay VP Cornerstone Growth—Initial Class	56	(581)	(525)	83	(84)	(1)
MainStay VP Eagle Small Cap Growth—Initial Class	74	(58)	16	252	(399)	(147)
MainStay VP Emerging Markets Equity—Initial Class	521	(441)	80	433	(543)	(110)
MainStay VP Floating Rate—Initial Class	151	(46)	105	163	(100)	63
MainStay VP Government—Initial Class	40	(50)	(10)	98	(75)	23
MainStay VP High Yield Corporate Bond—Initial Class	354	(203)	151	443	(397)	46
MainStay VP ICAP Select Equity—Initial Class	250	(310)	(60)	102	(201)	(99)
MainStay VP Income Builder—Initial Class	137	(76)	61	73	(23)	50
MainStay VP International Equity—Initial Class	171	(225)	(54)	55	(217)	(162)
MainStay VP Janus Balanced—Initial Class	273	(406)	(133)	268	(365)	(97)
MainStay VP Large Cap Growth—Initial Class	689	(83)	606	18	(5)	13
MainStay VP Marketfield—Initial Class	12	(122)	(110)	238	(80)	158
MainStay VP MFS® Utilities—Initial Class	76	(90)	(14)	103	(106)	(3)
MainStay VP Mid Cap Core—Initial Class	132	(85)	47	103	(152)	(49)
MainStay VP S&P 500 Index—Initial Class	1,067	(931)	136	355	(448)	(93)
MainStay VP T. Rowe Price Equity Income—Initial Class	149	(708)	(559)	175	(512)	(337)
MainStay VP U.S. Small Cap—Initial Class	150	(59)	91	49	(64)	(15)
MainStay VP Van Eck Global Hard Assets—Initial Class	400	(175)	225	77	(89)	(12)
AB ® VPS International Value Portfolio—Class A	—	(1)	(1)	—	—	—
AB ® VPS Small/Mid Cap Value Portfolio—Class A	38	(46)	(8)	87	(79)	8
Alger SMid Cap Growth Portfolio—Class I-2	6	(3)	3	5	(7)	(2)
American Century Investments® VP Inflation Protection Fund—Class II	272	(5)	267	24	(3)	21
American Century Investments® VP Mid Cap Value Fund—Class II	419	(106)	313	45	—	45
American Century Investments® VP Value Fund—Class II	471	(73)	398	61	(31)	30
American Funds IS® Asset Allocation Fund—Class 2	53	(14)	39	164	(177)	(13)
American Funds IS® Global Growth Fund—Class 1	22	(7)	15	78	(118)	(40)
American Funds IS® Global Small Capitalization Fund—Class 2	18	(12)	6	35	(20)	15
American Funds IS® Growth Fund—Class 2	149	(194)	(45)	113	(71)	42
American Funds IS® Growth-Income Fund—Class 2	16	(7)	9	30	(41)	(11)
American Funds IS® International Fund—Class 2	1,037	(432)	605	582	(475)	107
BlackRock® Global Allocation V.I. Fund—Class I	48	(2)	46	—	—	—
Davis Value Portfolio	8	(12)	(4)	25	(7)	18
Delaware VIP® Emerging Markets Series—Standard Class	72	(19)	53	1	—	1
Delaware VIP® International Value Equity Series—Standard Class	163	(187)	(24)	357	(441)	(84)
Delaware VIP® Small Cap Value Series—Standard Class	378	(105)	273	82	(86)	(4)
Deutsche Alternative Asset Allocation VIP—Class A	—	—	—	—	—	—
Deutsche Global Small Cap VIP—Class A	2	(49)	(47)	22	(10)	12
Deutsche Small Cap Index VIP—Class A	223	(246)	(23)	283	(173)	110
Deutsche Small Mid Cap Value VIP—Class A	36	(71)	(35)	67	(104)	(37)
DFA VA International Small Portfolio	79	—	79	—	—	—
DFA VA U.S. Large Value Portfolio	7	—	7	—	—	—
DFA VA U.S. Targeted Value Portfolio	320	(160)	160	57	(22)	35
Dreyfus IP Technology Growth Portfolio—Initial Shares	20	(18)	2	47	(55)	(8)
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	—	—	—	—	(1)	(1)
Fidelity® VIP Contrafund® Portfolio—Initial Class	133	(508)	(375)	426	(333)	93
Fidelity® VIP Equity-Income Portfolio—Initial Class	103	(49)	54	28	(35)	(7)
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	30	(597)	(567)	262	(295)	(33)
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	288	(892)	(604)	437	(257)	180
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	113	(411)	(298)	286	(62)	224
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	59	(130)	(71)	149	(76)	73
Fidelity® VIP Government Money Market Portfolio—Initial Class	2,070	(2,427)	(357)	2,717	(1,880)	837
Fidelity® VIP Growth Portfolio—Initial Class	18	(78)	(60)	35	(22)	13
Fidelity® VIP Index 500 Portfolio—Initial Class	1,337	(652)	685	1,111	(646)	465
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	1,021	(202)	819	322	(116)	206
Fidelity® VIP Mid Cap Portfolio—Initial Class	121	(286)	(165)	102	(239)	(137)
Fidelity® VIP Overseas Portfolio—Initial Class	79	(149)	(70)	62	(78)	(16)
Fidelity® VIP Real Estate Portfolio—Initial Class	110	(28)	82	181	(105)	76
Fidelity® VIP Value Leaders Portfolio—Initial Class	—	(3)	(3)	3	(1)	2
Fidelity® VIP Value Portfolio—Initial Class	11	(2)	9	—	—	—
Fidelity® VIP Value Strategies Portfolio—Service Class 2	2	(4)	(2)	3	(2)	1
Invesco V.I. American Value Fund—Series I Shares	89	(74)	15	69	(133)	(64)
Invesco V.I. Global Real Estate Fund—Series I Shares	67	(91)	(24)	105	(32)	73
Invesco V.I. International Growth Fund—Series I Shares	319	(142)	177	411	(217)	194
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	13	(17)	(4)	32	(9)	23
Janus Aspen Enterprise Portfolio—Institutional Shares	54	(83)	(29)	108	(98)	10
Janus Aspen Flexible Bond Portfolio—Institutional Shares	494	(20)	474	—	—	—
Janus Aspen Forty Portfolio—Institutional Shares	25	(11)	14	77	(112)	(35)
Janus Aspen Global Research Portfolio—Institutional Shares	4	(5)	(1)	14	(5)	9
Lazard Retirement International Equity Portfolio—Service Shares	75	(176)	(101)	48	(60)	(12)
Lord Abbett Series Fund Developing Growth Portfolio—Class VC	4	—	4	—	—	—
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	19	(195)	(176)	50	(52)	(2)
LVIP Baron Growth Opportunities Fund—Service Class	77	(167)	(90)	381	(274)	107
LVIP SSgA Bond Index Fund—Standard Class	311	(340)	(29)	782	(78)	704
LVIP SSgA Developed International 150 Fund—Standard Class	132	(4)	128	37	(1)	36
LVIP SSgA Emerging Markets 100 Fund—Standard Class	461	(53)	408	603	(240)	363
LVIP SSgA International Index Fund—Standard Class	281	(23)	258	342	(27)	315
MFS® Global Tactical Allocation Portfolio—Initial Class	49	(340)	(291)	623	(70)	553
MFS® International Value Portfolio—Initial Class	445	(53)	392	360	(259)	101
MFS® Investors Trust Series—Initial Class	—	—	—	—	(1)	(1)
MFS® New Discovery Series—Initial Class	—	(1)	(1)	—	—	—
MFS® Value Series—Initial Class	124	(123)	1	489	(535)	(46)
Neuberger Berman AMT Large Cap Value Portfolio—Class I	24	(24)	—	42	(37)	5
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	4	(2)	2	3	(1)	2
Oppenheimer Core Bond Fund/VA—Non-Service Shares	—	—	—	—	—	—
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	274	(89)	185	232	(68)	164
PIMCO VIT High Yield Portfolio—Administrative Class	28	(77)	(49)	105	(42)	63
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	4	(2)	2	5	(5)	—
PIMCO VIT Low Duration Portfolio—Administrative Class	374	(261)	113	383	(282)	101
PIMCO VIT Real Return Portfolio—Administrative Class	311	(356)	(45)	451	(637)	(186)
PIMCO VIT Total Return Portfolio—Administrative Class	551	(1,783)	(1,232)	1,491	(2,148)	(657)
Royce Micro-Cap Portfolio—Investment Class	34	(44)	(10)	37	(107)	(70)
T. Rowe Price Blue Chip Growth Portfolio	221	(722)	(501)	511	(414)	97
T. Rowe Price Equity Index 500 Portfolio	22	(5)	17	11	(14)	(3)
T. Rowe Price International Stock Portfolio	43	(12)	31	47	(55)	(8)
T. Rowe Price Limited-Term Bond Portfolio	515	(270)	245	84	(251)	(167)
T. Rowe Price New America Growth Portfolio	52	(49)	3	175	(209)	(34)
T. Rowe Price Personal Strategy Balanced Portfolio	61	(452)	(391)	95	(180)	(85)
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	2	—	2	—	(1)	(1)
TOPS® Balanced ETF Portfolio—Class 2 Shares	7	—	7	4	—	4
TOPS® Conservative ETF Portfolio—Class 2 Shares	4	(1)	3	12	—	12
TOPS® Growth ETF Portfolio—Class 2 Shares	4	(1)	3	2	—	2
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	8	(21)	(13)	10	—	10
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	1	—	1	3	(1)	2
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	10	(27)	(17)	12	(1)	11
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	10	(3)	7	11	(4)	7
UIF Emerging Markets Debt Portfolio—Class I	62	(34)	28	62	(80)	(18)
UIF U.S. Real Estate Portfolio—Class I	141	(83)	58	95	(75)	20
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	8	(66)	(58)	27	(1)	26
Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	111	(19)	92	143	(151)	(8)
Voya Russell™ Mid Cap Index Portfolio—Class I	72	(45)	27	81	(36)	45
Voya Small Company Portfolio—Class I	21	—	21	—	—	—
Not all investment options are available under all policies.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

The following table presents financial highlights for each Investment Division as of December 31, 2015, 2014, 2013, 2012 and 2011:

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Bond—Initial Class	2015	$60,588	3,641	$16.47 to $22.09	(0.1%) to 0.2%	2.5%
	2014	50,671	3,044	16.44 to 22.10	5.5% to 5.8%	2.1%
	2013	44,886	2,872	15.53 to 20.95	(2.1%) to (1.8%)	1.9%
	2012	50,513	3,171	15.82 to 21.40	4.3% to 4.7%	2.5%
	2011	48,339	3,183	15.11 to 20.51	6.9% to 7.2%	3.9%
MainStay VP Cash Management—Initial Class	2015	$76,382	65,148	$1.14 to $1.30	(0.3%) to 0.0%	0.0%
	2014	108,877	92,621	1.15 to 1.30	(0.3%) to 0.0%	0.0%
	2013	123,000	104,719	1.15 to 1.31	(0.3%) to 0.0%	0.0%
	2012	127,995	109,156	1.15 to 1.31	(0.3%) to 0.0%	0.0%
	2011	123,591	105,562	1.15 to 1.31	(0.3%) to (0.2%)	0.0%
MainStay VP Common Stock—Initial Class	2015	$189,484	6,975	$23.27 to $28.01	0.6% to 0.9%	1.4%
	2014	174,134	6,348	23.07 to 27.84	14.2% to 14.5%	1.3%
	2013	154,381	6,436	20.14 to 24.37	35.3% to 35.7%	1.6%
	2012	115,205	6,500	14.85 to 18.01	16.4% to 16.7%	1.6%
	2011	101,380	6,674	12.72 to 15.47	1.3% to 1.6%	1.5%
MainStay VP Convertible—Initial Class	2015	$3,239	139	$19.78 to $26.14	(1.6%) to (1.3%)	2.6%
	2014	2,891	122	20.11 to 26.56	7.7% to 8.0%	3.2%
	2013	2,307	104	18.68 to 24.65	25.0% to 25.3%	2.7%
	2012	1,171	65	14.94 to 19.72	8.8% to 9.1%	3.3%
	2011	746	44	13.73 to 18.11	(5.0%) to (4.7%)	2.3%
MainStay VP Cornerstone Growth—Initial Class	2015	$184	10	$17.69 to $19.19	2.3% to 2.6%	0.0%
	2014	9,969	535	17.30 to 18.70	8.5% to 8.8%	0.6%
	2013	9,167	536	15.94 to 17.19	24.3% to 24.7%	0.8%
	2012	6,749	491	12.82 to 13.78	14.6% to 14.9%	0.4%
	2011	6,790	568	11.19 to 11.99	(1.7%) to (1.4%)	0.4%
MainStay VP Eagle Small Cap Growth—Initial Class	2015	$6,141	459	$13.38 to $13.38	(0.9%) to (0.9%)	0.0%
	2014	5,986	443	13.50 to 13.50	2.5% to 2.5%	0.0%
	2013	7,767	590	13.17 to 13.17	30.9% to 30.9%	0.1%
	2012	5,408	537	10.06 to 10.06	0.6% to 0.6%	0.0%
MainStay VP Emerging Markets Equity—Initial Class	2015	$9,864	1,346	$7.25 to $7.33	(16.5%) to (16.2%)	1.3%
	2014	11,075	1,266	8.68 to 8.75	(12.2%) to (12.0%)	1.0%
	2013	13,674	1,376	9.89 to 9.94	(5.7%) to (5.4%)	0.8%
	2012	13,921	1,325	10.49 to 10.51	4.9% to 5.1%	0.0%
MainStay VP Floating Rate—Initial Class	2015	$6,013	430	$13.99 to $13.99	0.4% to 0.4%	3.8%
	2014	4,533	325	13.93 to 13.93	0.9% to 0.9%	3.9%
	2013	3,615	262	13.81 to 13.81	4.5% to 4.5%	3.9%
	2012	1,254	95	13.22 to 13.22	7.2% to 7.2%	4.2%
	2011	868	70	10.59 to 12.34	2.0% to 2.2%	4.2%
MainStay VP Government—Initial Class	2015	$2,116	135	$15.66 to $20.18	0.2% to 0.5%	2.6%
	2014	2,254	145	15.58 to 20.14	4.3% to 4.6%	2.8%
	2013	1,819	122	14.89 to 19.31	(2.8%) to (2.5%)	3.1%
	2012	2,841	186	15.27 to 15.27	4.0% to 4.0%	2.9%
	2011	2,441	166	12.22 to 19.15	5.7% to 6.0%	3.2%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP High Yield Corporate Bond—Initial Class	2015	$36,975	1,811	$20.32 to $28.85	(1.9%) to (1.6%)	6.0%
	2014	34,339	1,660	20.64 to 29.40	1.5% to 1.8%	5.7%
	2013	32,785	1,614	20.28 to 28.97	6.3% to 6.6%	5.3%
	2012	29,606	1,554	19.02 to 27.25	13.1% to 13.4%	5.8%
	2011	20,935	1,247	16.77 to 24.10	5.9% to 6.3%	6.0%
MainStay VP ICAP Select Equity—Initial Class	2015	$328,458	13,741	$21.46 to $24.10	(4.1%) to (3.8%)	2.7%
	2014	343,912	13,801	22.30 to 25.11	8.6% to 8.9%	1.4%
	2013	318,944	13,900	20.48 to 23.12	29.9% to 30.3%	1.6%
	2012	246,708	13,967	15.72 to 17.79	15.2% to 15.6%	2.2%
	2011	216,856	14,155	13.60 to 15.43	(1.7%) to (1.4%)	1.4%
MainStay VP Income Builder—Initial Class	2015	$9,877	591	$16.71 to $16.71	(3.8%) to (3.8%)	4.8%
	2014	9,204	530	17.36 to 17.36	7.8% to 7.8%	5.8%
	2013	7,726	480	16.11 to 16.11	18.0% to 18.0%	4.3%
	2012	7,267	532	13.65 to 13.65	14.7% to 14.7%	4.3%
	2011	6,650	559	11.91 to 11.91	3.8% to 3.8%	4.7%
MainStay VP International Equity—Initial Class	2015	$43,231	2,086	$19.13 to $23.94	5.8% to 6.2%	1.0%
	2014	41,890	2,140	18.02 to 22.60	(2.9%) to (2.6%)	0.7%
	2013	46,257	2,302	18.51 to 23.27	14.8% to 15.1%	1.2%
	2012	41,285	2,357	16.08 to 20.27	19.1% to 19.5%	1.8%
	2011	40,408	2,777	13.46 to 17.00	(16.3%) to (16.0%)	3.2%
MainStay VP Janus Balanced—Initial Class	2015	$8,962	661	$13.43 to $13.58	0.4% to 0.7%	1.8%
	2014	10,686	794	13.38 to 13.49	8.4% to 8.7%	1.6%
	2013	11,052	891	12.35 to 12.41	19.8% to 20.2%	1.5%
	2012	8,357	810	10.31 to 10.33	3.1% to 3.3%	0.0%
MainStay VP Large Cap Growth—Initial Class	2015	$15,251	639	$13.53 to $23.99	5.9% to 6.2%	0.0%
	2014	668	33	12.78 to 22.59	10.3% to 10.6%	0.0%
	2013	331	20	11.58 to 20.42	36.1% to 36.5%	0.4%
	2012	79	9	8.51 to 14.96	12.8% to 13.1%	0.0%
	2011	73	9	7.55 to 13.23	(0.6%) to (0.3%)	0.0%
MainStay VP Marketfield—Initial Class	2015	$397	48	$8.30 to $8.30	(8.0%) to (8.0%)	0.0%
	2014	1,424	158	9.02 to 9.02	(11.9%) to (11.9%)	0.0%
	2013	2	—	10.25 to 10.25	2.5% to 2.5%	0.0%
MainStay VP MFS® Utilities—Initial Class	2015	$2,870	232	$12.28 to $12.40	(14.6%) to (14.4%)	4.1%
	2014	3,565	246	14.38 to 14.48	12.4% to 12.7%	1.8%
	2013	3,200	249	12.79 to 12.85	20.0% to 20.3%	2.2%
	2012	2,846	267	10.66 to 10.68	6.6% to 6.8%	0.0%
MainStay VP Mid Cap Core—Initial Class	2015	$87,757	2,392	$28.82 to $38.16	(3.9%) to (3.7%)	0.6%
	2014	90,129	2,345	29.92 to 39.72	14.1% to 14.4%	0.5%
	2013	80,398	2,394	26.16 to 34.81	41.8% to 42.2%	1.0%
	2012	56,233	2,363	18.40 to 24.54	17.2% to 17.5%	0.8%
	2011	48,712	2,401	15.66 to 20.94	(3.2%) to (3.0%)	0.9%
MainStay VP S&P 500 Index—Initial Class	2015	$223,328	9,902	$22.42 to $23.16	0.8% to 1.1%	1.4%
	2014	218,455	9,766	22.17 to 22.96	13.0% to 13.3%	1.5%
	2013	195,120	9,859	19.56 to 20.31	31.6% to 32.0%	1.6%
	2012	151,720	10,091	14.82 to 15.42	15.3% to 15.7%	1.7%
	2011	135,732	10,413	12.81 to 13.37	1.5% to 1.8%	1.7%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP T. Rowe Price Equity Income—Initial Class	2015	$15,318	1,108	$13.69 to $13.84	(7.1%) to (6.8%)	1.7%
	2014	24,739	1,667	14.73 to 14.85	7.4% to 7.7%	1.4%
	2013	27,606	2,004	13.71 to 13.78	30.0% to 30.4%	1.3%
	2012	23,624	2,246	10.55 to 10.57	5.5% to 5.7%	0.0%
MainStay VP U.S. Small Cap—Initial Class	2015	$11,691	576	$20.29 to $20.29	(3.9%) to (3.9%)	0.5%
	2014	10,233	485	21.11 to 21.11	6.6% to 6.6%	0.3%
	2013	9,901	500	19.80 to 19.80	37.9% to 37.9%	0.7%
	2012	6,753	470	14.36 to 14.36	12.8% to 12.8%	0.4%
	2011	6,886	541	12.73 to 12.73	(2.7%) to (2.7%)	0.9%
MainStay VP Van Eck Global Hard Assets—Initial Class	2015	$4,098	700	$5.85 to $5.85	(33.0%) to (33.0%)	0.4%
	2014	4,149	475	8.73 to 8.73	(18.8%) to (18.8%)	0.4%
	2013	5,238	487	10.75 to 10.75	11.0% to 11.0%	1.2%
	2012	2,983	308	9.69 to 9.69	(3.1%) to (3.1%)	0.0%
AB® VPS International Value Portfolio—Class A	2015	$23	3	$6.68 to $6.68	2.6% to 2.6%	2.5%
	2014	23	4	6.52 to 6.52	(6.2%) to (6.2%)	3.6%
	2013	25	4	6.95 to 6.95	23.0% to 23.0%	6.2%
	2012	22	4	5.65 to 5.65	14.5% to 14.5%	0.2%
	2011	593	120	4.93 to 4.93	(19.3%) to (19.3%)	3.6%
AB® VPS Small/Mid Cap Value Portfolio—Class A	2015	$4,123	217	$18.97 to $18.97	(5.5%) to (5.5%)	0.8%
	2014	4,518	225	20.07 to 20.07	9.2% to 9.2%	0.7%
	2013	3,995	217	18.38 to 18.38	38.1% to 38.1%	0.5%
	2012	3,385	254	13.31 to 13.31	18.7% to 18.7%	0.6%
	2011	1,998	178	11.21 to 11.21	(8.4%) to (8.4%)	0.5%
Alger SMid Cap Growth Portfolio—Class I-2	2015	$493	33	$14.74 to $14.74	(0.4%) to (0.4%)	0.0%
	2014	442	30	14.80 to 14.80	4.9% to 4.9%	0.0%
	2013	453	32	14.11 to 14.11	32.2% to 32.2%	0.0%
	2012	298	28	10.67 to 10.67	14.5% to 14.5%	0.0%
	2011	124	13	9.32 to 9.32	(3.9%) to (3.9%)	0.0%
American Century Investments® VP Inflation Protection Fund—Class II	2015	$3,422	356	$9.63 to $9.63	(2.5%) to (2.5%)	1.7%
	2014	877	89	9.87 to 9.87	3.3% to 3.3%	1.3%
	2013	648	68	9.55 to 9.55	(8.5%) to (8.5%)	1.5%
	2012	328	31	10.44 to 10.44	4.4% to 4.4%	0.9%
American Century Investments® VP Mid Cap Value Fund—Class II	2015	$4,172	358	$11.64 to $11.64	(1.6%) to (1.6%)	1.6%
	2014	527	45	11.83 to 11.83	16.2% to 16.2%	1.0%
American Century Investments® VP Value Fund—Class II	2015	$13,149	687	$19.05 to $20.42	(4.3%) to (4.0%)	2.1%
	2014	5,797	289	19.85 to 21.33	12.6% to 12.9%	1.4%
	2013	4,619	259	17.59 to 18.94	31.2% to 31.5%	1.5%
	2012	3,430	253	13.38 to 14.44	14.3% to 14.6%	1.8%
	2011	2,906	245	11.67 to 12.63	0.6% to 0.9%	1.9%
American Funds IS® Asset Allocation Fund—Class 2	2015	$3,157	193	$16.38 to $16.38	1.4% to 1.4%	1.8%
	2014	2,494	154	16.15 to 16.15	5.4% to 5.4%	1.2%
	2013	2,562	167	15.33 to 15.33	23.7% to 23.7%	1.5%
	2012	889	72	12.39 to 12.39	16.2% to 16.2%	2.2%
	2011	410	38	10.67 to 10.67	1.3% to 1.3%	1.7%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
American Funds IS® Global Growth Fund—Class 1	2015	$1,923	107	$17.90 to $17.90	7.2% to 7.2%	1.3%
	2014	1,529	92	16.69 to 16.69	2.5% to 2.5%	1.1%
	2013	2,147	132	16.28 to 16.28	29.5% to 29.5%	1.6%
	2012	973	77	12.57 to 12.57	22.9% to 22.9%	1.1%
	2011	727	71	10.23 to 10.23	(8.7%) to (8.7%)	3.1%
American Funds IS® Global Small Capitalization Fund—Class 2	2015	$1,156	81	$10.09 to $14.28	0.0% to 0.3%	0.0%
	2014	1,069	75	10.09 to 14.24	1.9% to 2.1%	0.1%
	2013	841	60	9.90 to 13.94	28.0% to 28.3%	1.0%
	2012	1,014	93	7.74 to 10.87	17.9% to 18.2%	1.5%
	2011	833	90	6.57 to 9.20	(19.3%) to (19.1%)	1.3%
American Funds IS® Growth Fund—Class 2	2015	$14,478	820	$17.65 to $17.65	6.9% to 6.9%	0.6%
	2014	14,288	865	16.52 to 16.52	8.5% to 8.5%	0.8%
	2013	12,535	823	15.22 to 15.22	30.1% to 30.1%	1.0%
	2012	9,316	797	11.70 to 11.70	17.9% to 17.9%	0.8%
	2011	7,090	714	5.23 to 9.93	(4.5%) to (4.3%)	0.6%
American Funds IS® Growth-Income Fund—Class 2	2015	$1,001	64	$15.45 to $17.98	1.2% to 1.5%	1.4%
	2014	835	55	15.23 to 15.23	10.6% to 10.6%	1.3%
	2013	905	66	13.77 to 13.77	33.5% to 33.5%	1.4%
	2012	701	68	10.31 to 10.31	17.5% to 17.5%	1.6%
	2011	569	65	8.78 to 8.78	(1.8%) to (1.8%)	1.7%
American Funds IS® International Fund—Class 2	2015	$29,770	2,458	$12.11 to $12.11	(4.5%) to (4.5%)	1.6%
	2014	23,507	1,853	12.69 to 12.69	(2.7%) to (2.7%)	1.4%
	2013	22,758	1,746	13.03 to 13.03	21.6% to 21.6%	1.4%
	2012	14,518	1,355	10.71 to 10.71	17.9% to 17.9%	1.6%
	2011	8,790	967	9.09 to 10.68	(14.2%) to (14.0%)	1.7%
BlackRock ® Global Allocation V.I. Fund—Class I	2015	$453	46	$9.77 to $9.77	(0.7%) to (0.7%)	1.5%
Davis Value Portfolio	2015	$1,025	63	$16.31 to $16.31	1.6% to 1.6%	0.8%
	2014	1,076	67	16.05 to 16.05	6.1% to 6.1%	1.0%
	2013	747	49	15.14 to 15.14	33.4% to 33.4%	0.9%
	2012	468	41	11.34 to 11.34	13.1% to 13.1%	1.8%
	2011	595	59	10.03 to 10.85	(4.4%) to (4.2%)	0.6%
Delaware VIP® Emerging Markets Series—Standard Class	2015	$489	54	$9.07 to $9.07	(14.5%) to (14.5%)	1.1%
	2014	6	1	10.61 to 10.61	6.1% to 6.1%	0.0%
Delaware VIP® International Value Equity Series—Standard Class	2015	$1,360	171	$7.96 to $7.96	0.5% to 0.5%	1.9%
	2014	1,542	195	7.92 to 7.92	(8.7%) to (8.7%)	1.6%
	2013	2,417	279	8.68 to 8.68	22.8% to 22.8%	1.7%
	2012	2,861	405	7.07 to 7.07	15.2% to 15.2%	2.1%
	2011	1,451	237	6.13 to 6.13	(14.4%) to (14.4%)	1.3%
Delaware VIP® Small Cap Value Series—Standard Class	2015	$8,941	656	$13.62 to $13.62	(6.2%) to (6.2%)	0.7%
	2014	5,560	383	14.53 to 14.53	5.9% to 5.9%	0.6%
	2013	5,310	387	13.72 to 13.72	33.5% to 33.5%	0.7%
	2012	3,646	369	10.28 to 10.28	2.8% to 2.8%	0.0%
Deutsche Alternative Asset Allocation VIP—Class A	2015	$2	—	$9.24 to $9.24	(6.3%) to (6.3%)	0.0%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Deutsche Global Small Cap VIP—Class A	2015	$229	17	$13.47 to $13.47	1.2% to 1.2%	1.3%
	2014	856	64	13.31 to 13.31	(4.1%) to (4.1%)	0.9%
	2013	725	52	13.88 to 13.88	35.9% to 35.9%	0.0%
	2012	6	1	10.21 to 10.21	15.4% to 15.4%	0.8%
	2011	112	13	8.85 to 8.85	(9.9%) to (9.9%)	1.4%
Deutsche Small Cap Index VIP—Class A	2015	$21,751	994	$21.89 to $21.89	(4.6%) to (4.6%)	1.1%
	2014	23,327	1,017	22.94 to 22.94	4.7% to 4.7%	1.0%
	2013	19,873	907	21.90 to 21.90	38.6% to 38.6%	1.6%
	2012	12,817	811	15.80 to 15.80	16.3% to 16.3%	0.8%
	2011	11,178	822	10.36 to 13.59	(4.7%) to (4.4%)	0.9%
Deutsche Small Mid Cap Value VIP—Class A	2015	$1,236	84	$14.77 to $14.77	(1.9%) to (1.9%)	0.3%
	2014	1,788	119	15.06 to 15.06	5.5% to 5.5%	0.9%
	2013	2,221	156	14.27 to 14.27	35.2% to 35.2%	1.1%
	2012	1,917	182	10.55 to 10.55	13.8% to 13.8%	1.4%
	2011	2,801	302	9.28 to 9.28	(6.1%) to (6.1%)	0.9%
DFA VA International Small Portfolio	2015	$825	79	$10.45 to $10.45	5.8% to 5.8%	4.3%
	2014	—	—	9.88 to 9.88	(1.2%) to (1.2%)	0.0%
DFA VA U.S. Large Value Portfolio	2015	$65	7	$9.71 to $9.71	(3.4%) to (3.4%)	5.3%
DFA VA U.S. Targeted Value Portfolio	2015	$2,002	195	$10.25 to $10.25	(5.2%) to (5.2%)	1.0%
	2014	376	35	10.82 to 10.82	3.7% to 3.7%	1.2%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2015	$3,622	155	$23.31 to $23.31	6.2% to 6.2%	0.0%
	2014	3,351	153	21.96 to 21.96	6.8% to 6.8%	0.0%
	2013	3,315	161	20.55 to 20.55	32.8% to 32.8%	0.0%
	2012	2,469	160	15.48 to 15.48	15.6% to 15.6%	0.0%
	2011	1,868	140	11.51 to 13.39	(8.0%) to (7.8%)	0.0%
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2015	$19	1	$15.88 to $15.88	(2.3%) to (2.3%)	0.0%
	2014	23	1	16.25 to 16.25	1.6% to 1.6%	0.0%
	2013	25	2	15.99 to 15.99	48.5% to 48.5%	0.0%
	2012	18	2	10.77 to 10.77	20.6% to 20.6%	0.0%
	2011	15	2	8.93 to 10.78	(14.1%) to (13.8%)	0.4%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2015	$25,531	964	$26.13 to $34.79	0.4% to 0.7%	1.0%
	2014	35,101	1,339	25.95 to 34.66	11.6% to 11.9%	1.0%
	2013	29,226	1,246	23.18 to 31.06	30.9% to 31.3%	1.0%
	2012	25,844	1,449	17.66 to 23.73	16.1% to 16.4%	1.3%
	2011	24,899	1,627	15.17 to 20.44	(2.8%) to (2.5%)	0.9%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2015	$7,381	387	$19.05 to $22.99	(4.3%) to (4.0%)	3.7%
	2014	6,606	333	19.84 to 24.00	8.4% to 8.7%	2.9%
	2013	6,210	340	18.25 to 22.13	27.8% to 28.1%	2.6%
	2012	5,037	354	14.24 to 17.31	17.0% to 17.3%	3.4%
	2011	4,160	342	12.14 to 14.79	0.7% to 1.0%	2.6%
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	2015	$2,540	153	$16.61 to $16.61	(0.3%) to (0.3%)	1.5%
	2014	11,988	720	16.66 to 16.66	4.5% to 4.5%	1.6%
	2013	11,997	753	15.94 to 15.94	13.5% to 13.5%	1.9%
	2012	7,977	592	14.04 to 14.04	11.8% to 11.8%	2.7%
	2011	2,599	207	10.91 to 12.56	(0.4%) to (0.2%)	2.6%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2015	$10,267	615	$14.57 to $16.70	(0.5%) to (0.3%)	1.8%
	2014	20,420	1,219	14.65 to 16.75	4.6% to 4.8%	1.8%
	2013	16,597	1,039	14.01 to 15.98	15.7% to 16.0%	1.8%
	2012	12,818	936	12.11 to 13.77	13.1% to 13.4%	2.4%
	2011	8,094	666	10.70 to 12.15	(1.3%) to (1.0%)	2.1%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2015	$7,254	435	$16.69 to $16.69	(0.2%) to (0.2%)	1.8%
	2014	12,260	733	16.73 to 16.73	5.0% to 5.0%	1.8%
	2013	8,115	509	15.94 to 15.94	21.7% to 21.7%	1.8%
	2012	6,530	522	13.10 to 13.10	15.6% to 15.6%	2.2%
	2011	4,625	408	11.34 to 11.34	(2.6%) to (2.6%)	2.1%
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2015	$2,923	166	$17.59 to $17.59	(0.3%) to (0.3%)	1.7%
	2014	4,181	237	17.63 to 17.63	4.9% to 4.9%	1.8%
	2013	2,757	164	16.81 to 16.81	25.3% to 25.3%	1.7%
	2012	1,533	118	13.41 to 13.41	17.0% to 17.0%	2.9%
	2011	889	77	11.47 to 11.47	(4.0%) to (4.0%)	2.1%
Fidelity® VIP Government Money Market Portfolio—Initial Class	2015	$36,316	3,605	$10.07 to $10.07	0.0% to 0.0%	0.0%
	2014	39,901	3,962	10.07 to 10.07	0.0% to 0.0%	0.0%
	2013	31,467	3,125	10.07 to 10.07	0.0% to 0.0%	0.0%
	2012	37,529	3,603	10.07 to 10.07	0.1% to 0.1%	0.1%
	2011	23,501	2,333	10.05 to 10.05	0.1% to 0.1%	0.1%
Fidelity® VIP Growth Portfolio—Initial Class	2015	$1,496	67	$22.39 to $22.80	6.9% to 7.2%	0.2%
	2014	2,652	127	20.89 to 21.32	11.0% to 11.3%	0.2%
	2013	2,136	114	18.77 to 19.21	36.0% to 36.3%	0.3%
	2012	1,648	120	13.77 to 14.12	14.4% to 14.7%	0.6%
	2011	1,207	100	12.00 to 12.34	0.0% to 0.2%	0.4%
Fidelity® VIP Index 500 Portfolio—Initial Class	2015	$116,508	5,129	$22.72 to $27.38	1.1% to 1.3%	2.0%
	2014	99,603	4,444	22.42 to 27.09	13.3% to 13.6%	1.7%
	2013	78,529	3,979	19.74 to 23.91	31.9% to 32.2%	1.9%
	2012	60,471	4,051	14.93 to 18.13	15.6% to 15.9%	2.2%
	2011	55,162	4,284	12.88 to 15.68	1.8% to 2.0%	2.3%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2015	$27,943	1,703	$16.33 to $18.22	(0.8%) to (0.6%)	2.7%
	2014	14,672	884	16.43 to 18.37	5.6% to 5.8%	2.5%
	2013	10,679	678	15.52 to 17.40	(2.0%) to (1.8%)	2.3%
	2012	10,050	625	15.80 to 17.76	5.6% to 5.9%	1.8%
	2011	13,967	925	14.92 to 16.81	7.1% to 7.3%	5.5%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2015	$26,901	931	$28.63 to $35.76	(1.6%) to (1.4%)	0.5%
	2014	32,068	1,096	29.03 to 36.35	6.0% to 6.3%	0.3%
	2013	33,931	1,233	27.32 to 34.29	35.9% to 36.2%	0.5%
	2012	25,926	1,283	20.05 to 25.23	14.5% to 14.8%	0.6%
	2011	29,695	1,691	17.46 to 22.03	(10.8%) to (10.6%)	0.2%
Fidelity® VIP Overseas Portfolio—Initial Class	2015	$9,687	562	$13.52 to $17.24	3.4% to 3.6%	1.4%
	2014	10,512	632	13.08 to 16.64	(8.3%) to (8.1%)	1.3%
	2013	11,719	648	14.26 to 18.10	30.1% to 30.4%	1.4%
	2012	9,191	663	10.96 to 13.88	20.4% to 20.7%	2.0%
	2011	9,820	855	9.10 to 11.49	(17.4%) to (17.2%)	1.8%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Real Estate Portfolio—Initial Class	2015	$3,153	240	$13.14 to $13.14	3.7% to 3.7%	2.3%
	2014	2,001	158	12.67 to 12.67	30.2% to 30.2%	2.2%
	2013	799	82	9.73 to 9.73	(2.7%) to (2.7%)	0.0%
Fidelity® VIP Value Leaders Portfolio—Initial Class	2015	$—	—	$—	—	—
	2014	64	3	22.48 to 22.48	13.1% to 13.1%	1.8%
	2013	23	1	19.88 to 19.88	35.2% to 35.2%	0.6%
	2012	4	—	14.71 to 14.71	14.0% to 14.0%	2.2%
	2011	4	—	12.90 to 12.90	(8.0%) to (8.0%)	1.3%
Fidelity ® VIP Value Portfolio—Initial Class	2015	$87	9	$9.44 to $9.44	(5.6%) to (5.6%)	1.5%
Fidelity® VIP Value Strategies Portfolio—Service Class 2	2015	$495	22	$22.34 to $22.34	(3.2%) to (3.2%)	0.8%
	2014	558	24	23.08 to 23.08	6.5% to 6.5%	0.8%
	2013	495	23	21.67 to 21.67	30.2% to 30.2%	0.5%
	2012	403	24	16.64 to 16.64	27.1% to 27.1%	0.4%
	2011	270	21	13.10 to 13.10	(9.0%) to (9.0%)	0.8%
Invesco V.I. American Value Fund—Series I Shares	2015	$8,110	250	$32.47 to $32.47	(9.1%) to (9.1%)	0.3%
	2014	8,387	235	35.73 to 35.73	9.8% to 9.8%	0.4%
	2013	9,740	299	32.55 to 32.55	34.3% to 34.3%	0.8%
	2012	4,517	190	24.24 to 24.24	17.3% to 17.3%	0.8%
	2011	1,487	72	20.67 to 20.67	0.9% to 0.9%	0.7%
Invesco V.I. Global Real Estate Fund—Series I Shares	2015	$4,516	326	$12.14 to $13.90	(1.7%) to (1.5%)	3.2%
	2014	4,925	350	12.35 to 14.11	14.3% to 14.6%	1.7%
	2013	3,396	277	10.81 to 12.31	2.5% to 2.7%	3.8%
	2012	2,985	250	10.55 to 11.99	27.8% to 28.1%	0.6%
	2011	2,102	226	8.25 to 9.36	(6.7%) to (6.5%)	3.8%
Invesco V.I. International Growth Fund—Series I Shares	2015	$18,574	1,203	$15.44 to $15.44	(2.3%) to (2.3%)	1.5%
	2014	16,219	1,026	15.81 to 15.81	0.3% to 0.3%	1.6%
	2013	13,105	832	15.76 to 15.76	19.0% to 19.0%	1.2%
	2012	10,233	771	13.24 to 13.24	15.5% to 15.5%	1.4%
	2011	7,660	668	11.46 to 11.46	(6.7%) to (6.7%)	1.5%
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	2015	$650	45	$14.58 to $14.58	(4.0%) to (4.0%)	0.4%
	2014	752	49	15.20 to 15.20	4.4% to 4.4%	0.1%
	2013	377	26	14.55 to 14.55	28.8% to 28.8%	0.7%
	2012	394	35	11.30 to 11.30	11.0% to 11.0%	0.0%
	2011	3,161	311	10.18 to 10.18	(6.4%) to (6.4%)	0.1%
Janus Aspen Enterprise Portfolio—Institutional Shares	2015	$6,562	205	$32.05 to $32.05	4.0% to 4.0%	0.7%
	2014	7,199	234	30.81 to 30.81	12.5% to 12.5%	0.2%
	2013	6,144	224	27.38 to 27.38	32.4% to 32.4%	0.5%
	2012	4,867	235	20.69 to 20.69	17.3% to 17.3%	0.0%
	2011	4,213	239	17.64 to 17.64	(1.4%) to (1.4%)	0.0%
Janus Aspen Flexible Bond Portfolio—Institutional Shares	2015	$4,731	474	$9.99 to $9.99	0.2% to 0.2%	3.1%
	2014	1	—	9.97 to 9.97	(0.3%) to (0.3%)	0.0%
Janus Aspen Forty Portfolio—Institutional Shares	2015	$3,905	157	$24.81 to $24.81	12.2% to 12.2%	0.0%
	2014	3,163	143	22.11 to 22.11	8.7% to 8.7%	0.2%
	2013	3,616	178	20.34 to 20.34	31.2% to 31.2%	0.7%
	2012	2,697	174	15.50 to 15.50	24.2% to 24.2%	0.5%
	2011	6,958	557	12.48 to 12.48	(6.7%) to (6.7%)	0.3%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Janus Aspen Global Research Portfolio—Institutional Shares	2015	$618	37	$16.46 to $17.50	(2.6%) to (2.3%)	0.7%
	2014	654	38	16.85 to 17.97	7.1% to 7.4%	1.1%
	2013	476	29	15.68 to 16.77	28.0% to 28.4%	1.2%
	2012	398	32	12.21 to 13.10	19.7% to 20.1%	0.9%
	2011	328	31	9.77 to 10.94	(14.0%) to (13.7%)	0.4%
Lazard Retirement International Equity Portfolio—Service Shares	2015	$2,148	136	$13.04 to $15.93	1.5% to 1.7%	1.6%
	2014	3,692	237	12.85 to 15.65	(4.4%) to (4.2%)	1.5%
	2013	4,023	249	13.45 to 16.34	20.5% to 20.8%	1.3%
	2012	3,593	268	11.16 to 13.53	20.8% to 21.1%	1.7%
	2011	3,016	272	9.24 to 11.17	(7.5%) to (7.3%)	1.8%
Lord Abbett Series Fund Developing Growth Portfolio—Class VC	2015	$35	4	$9.23 to $9.23	(8.2%) to (8.2%)	0.0%
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	2015	$1,877	89	$20.95 to $26.27	(4.0%) to (3.8%)	0.5%
	2014	5,780	265	21.78 to 27.37	11.2% to 11.5%	0.4%
	2013	5,213	267	19.53 to 24.60	30.0% to 30.3%	0.4%
	2012	4,615	308	14.99 to 18.92	14.3% to 14.5%	0.6%
	2011	4,763	364	13.08 to 16.56	(4.3%) to (4.0%)	0.2%
LVIP Baron Growth Opportunities Fund—Service Class	2015	$12,785	584	$16.45 to $21.95	(5.0%) to (4.8%)	0.0%
	2014	15,489	674	17.32 to 23.05	4.6% to 4.9%	0.2%
	2013	12,466	567	16.56 to 21.98	39.7% to 40.1%	0.4%
	2012	7,548	481	11.85 to 15.69	17.9% to 18.2%	1.4%
	2011	4,370	330	10.05 to 13.27	3.8% to 4.0%	0.0%
LVIP SSgA Bond Index Fund—Standard Class	2015	$11,329	1,069	$10.60 to $10.60	0.3% to 0.3%	2.5%
	2014	11,617	1,098	10.58 to 10.58	5.8% to 5.8%	3.4%
	2013	3,939	394	10.00 to 10.00	(2.6%) to (2.6%)	2.0%
	2012	4,873	475	10.26 to 10.26	2.6% to 2.6%	3.3%
LVIP SSgA Developed International 150 Fund—Standard Class	2015	$2,715	213	$12.72 to $12.72	(4.3%) to (4.3%)	3.3%
	2014	1,136	85	13.29 to 13.29	0.9% to 0.9%	4.2%
	2013	650	49	13.17 to 13.17	20.3% to 20.3%	7.2%
LVIP SSgA Emerging Markets 100 Fund—Standard Class	2015	$8,303	1,049	$7.92 to $7.92	(17.0%) to (17.0%)	4.6%
	2014	6,115	641	9.54 to 9.54	(3.4%) to (3.4%)	4.2%
	2013	2,749	278	9.87 to 9.87	(2.8%) to (2.8%)	2.8%
	2012	421	41	10.16 to 10.16	1.6% to 1.6%	4.1%
LVIP SSgA International Index Fund—Standard Class	2015	$9,220	755	$12.21 to $12.21	(1.2%) to (1.2%)	3.1%
	2014	6,139	497	12.36 to 12.36	(5.8%) to (5.8%)	3.7%
	2013	2,390	182	13.12 to 13.12	21.0% to 21.0%	1.7%
	2012	2,071	191	10.85 to 10.85	8.5% to 8.5%	2.0%
MFS® Global Tactical Allocation Portfolio—Initial Class	2015	$5,950	460	$12.95 to $12.95	(2.2%) to (2.2%)	5.2%
	2014	9,943	751	13.24 to 13.24	4.5% to 4.5%	3.0%
	2013	2,512	198	12.68 to 12.68	8.8% to 8.8%	1.5%
	2012	309	27	11.65 to 11.65	9.6% to 9.6%	2.2%
	2011	5	—	10.63 to 10.63	6.3% to 6.3%	1.8%
MFS® International Value Portfolio—Initial Class	2015	$20,257	1,241	$16.16 to $16.33	6.4% to 6.7%	2.0%
	2014	12,991	849	15.19 to 15.31	1.1% to 1.3%	1.8%
	2013	11,300	748	15.11 to 15.11	27.9% to 27.9%	1.5%
	2012	4,431	375	11.81 to 11.81	18.1% to 18.1%	1.6%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MFS® Investors Trust Series—Initial Class	2015	$70	3	$27.07 to $27.07	(0.0%) to (0.0%)	0.9%
	2014	71	3	27.08 to 27.08	10.7% to 10.7%	0.8%
	2013	96	4	24.46 to 24.46	31.7% to 31.7%	1.1%
	2012	74	4	18.57 to 18.57	18.9% to 18.9%	0.9%
	2011	63	4	15.62 to 15.62	(2.4%) to (2.4%)	0.9%
MFS® New Discovery Series—Initial Class	2015	$10	—	$22.96 to $22.96	(1.9%) to (1.9%)	0.0%
	2014	12	1	23.40 to 23.40	(7.3%) to (7.3%)	0.0%
	2013	14	1	25.23 to 25.23	41.5% to 41.5%	0.0%
	2012	10	1	17.83 to 17.83	21.2% to 21.2%	0.0%
	2011	9	1	14.71 to 14.71	(10.3%) to (10.3%)	0.0%
MFS® Value Series—Initial Class	2015	$21,526	935	$23.03 to $23.03	(0.7%) to (0.7%)	2.3%
	2014	21,677	934	23.20 to 23.20	10.5% to 10.5%	1.4%
	2013	20,582	980	21.00 to 21.00	35.9% to 35.9%	1.2%
	2012	12,667	820	15.45 to 15.45	16.3% to 16.3%	1.6%
	2011	9,559	719	13.29 to 13.29	(0.3%) to (0.3%)	1.3%
Neuberger Berman AMT Large Cap Value Portfolio—Class I	2015	$892	74	$12.02 to $12.02	(11.8%) to (11.8%)	0.9%
	2014	1,010	74	13.63 to 13.63	9.9% to 9.9%	0.8%
	2013	854	69	12.41 to 12.41	31.1% to 31.1%	1.1%
	2012	434	46	9.46 to 9.46	16.6% to 16.6%	0.4%
	2011	261	32	8.11 to 8.11	(11.4%) to (11.4%)	0.0%
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	2015	$256	15	$16.87 to $16.87	3.5% to 3.5%	0.1%
	2014	216	13	16.29 to 16.29	15.4% to 15.4%	0.4%
	2013	162	11	14.12 to 14.12	29.7% to 29.7%	1.0%
	2012	107	10	10.88 to 10.88	14.1% to 14.1%	0.7%
	2011	98	10	9.54 to 9.54	(1.1%) to (1.1%)	0.3%
Oppenheimer Core Bond Fund/VA—Non-Service Shares	2015	$1	—	$11.79 to $11.79	1.0% to 1.0%	4.0%
	2014	1	—	11.68 to 11.68	7.3% to 7.3%	5.2%
	2013	1	—	10.89 to 10.89	(0.1%) to (0.1%)	5.1%
	2012	1	—	10.90 to 10.90	10.3% to 10.3%	4.9%
	2011	1	—	9.88 to 9.88	8.3% to 8.3%	5.8%
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	2015	$10,299	789	$11.26 to $13.05	(4.3%) to (4.0%)	1.8%
	2014	8,219	604	11.76 to 13.60	2.0% to 2.3%	2.5%
	2013	5,847	440	13.30 to 13.30	(8.5%) to (8.5%)	1.0%
	2012	4,165	287	14.53 to 14.53	6.9% to 6.9%	1.5%
	2011	2,281	168	13.59 to 13.59	7.6% to 7.6%	2.4%
PIMCO VIT High Yield Portfolio—Administrative Class	2015	$2,193	158	$13.90 to $13.90	(1.6%) to (1.6%)	5.4%
	2014	2,921	207	14.13 to 14.13	3.4% to 3.4%	5.2%
	2013	1,970	144	13.67 to 13.67	5.7% to 5.7%	5.7%
	2012	1,886	146	12.93 to 12.93	14.3% to 14.3%	5.4%
	2011	514	45	11.31 to 11.31	3.4% to 3.4%	6.1%
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	2015	$1,074	51	$21.21 to $21.21	(1.4%) to (1.4%)	2.1%
	2014	1,050	49	21.50 to 21.50	24.0% to 24.0%	2.3%
	2013	857	49	17.34 to 17.34	(13.0%) to (13.0%)	2.3%
	2012	3,897	196	19.91 to 19.91	4.4% to 4.4%	2.0%
	2011	194	10	19.07 to 19.07	27.9% to 27.9%	2.7%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
PIMCO VIT Low Duration Portfolio—Administrative Class	2015	$11,377	783	$14.54 to $14.54	0.3% to 0.3%	3.5%
	2014	9,710	670	14.49 to 14.49	0.9% to 0.9%	1.1%
	2013	8,181	569	14.37 to 14.37	(0.1%) to (0.1%)	1.4%
	2012	4,713	328	14.39 to 14.39	5.9% to 5.9%	1.8%
	2011	2,808	207	10.50 to 13.60	0.9% to 1.1%	1.7%
PIMCO VIT Real Return Portfolio—Administrative Class	2015	$15,000	986	$14.76 to $15.18	(2.9%) to (2.7%)	3.9%
	2014	16,117	1,031	15.21 to 15.60	2.8% to 3.1%	1.4%
	2013	18,444	1,217	14.79 to 15.13	(9.4%) to (9.2%)	1.6%
	2012	20,463	1,226	16.33 to 16.67	8.5% to 8.8%	1.1%
	2011	12,697	826	15.05 to 15.32	11.4% to 11.7%	2.1%
PIMCO VIT Total Return Portfolio—Administrative Class	2015	$35,977	1,996	$14.95 to $18.05	0.2% to 0.5%	4.6%
	2014	57,959	3,228	14.92 to 17.97	4.0% to 4.3%	2.2%
	2013	66,908	3,885	14.34 to 17.23	(2.2%) to (2.0%)	2.2%
	2012	59,287	3,376	14.67 to 17.57	9.3% to 9.6%	2.5%
	2011	46,389	2,895	13.41 to 16.03	3.4% to 3.6%	2.6%
Royce Micro-Cap Portfolio—Investment Class	2015	$4,347	249	$16.96 to $17.44	(12.7%) to (12.5%)	0.0%
	2014	5,146	259	19.42 to 19.92	(3.8%) to (3.6%)	0.0%
	2013	6,797	329	20.19 to 20.66	20.7% to 21.0%	0.5%
	2012	5,712	335	16.73 to 17.08	7.3% to 7.6%	0.0%
	2011	5,629	355	15.59 to 15.87	(12.3%) to (12.1%)	2.4%
T. Rowe Price Blue Chip Growth Portfolio	2015	$29,033	1,035	$28.06 to $28.06	11.1% to 11.1%	0.0%
	2014	38,808	1,536	25.27 to 25.27	9.2% to 9.2%	0.0%
	2013	33,317	1,439	23.15 to 23.15	41.2% to 41.2%	0.0%
	2012	18,862	1,150	16.40 to 16.40	18.3% to 18.3%	0.2%
	2011	15,211	1,097	13.87 to 13.99	1.3% to 1.5%	0.0%
T. Rowe Price Equity Index 500 Portfolio	2015	$762	37	$20.63 to $20.63	1.1% to 1.1%	2.3%
	2014	408	20	20.40 to 20.40	13.2% to 13.2%	1.7%
	2013	406	23	18.02 to 18.02	31.9% to 31.9%	1.7%
	2012	555	41	13.66 to 13.66	15.6% to 15.6%	1.9%
	2011	503	43	11.82 to 11.82	1.8% to 1.8%	1.8%
T. Rowe Price International Stock Portfolio	2015	$3,428	191	$17.66 to $17.99	(1.1%) to (0.9%)	1.0%
	2014	2,900	160	17.86 to 18.16	(1.5%) to (1.2%)	1.0%
	2013	3,074	168	18.13 to 18.38	13.8% to 14.1%	0.8%
	2012	2,727	170	15.94 to 16.12	18.1% to 18.4%	0.7%
	2011	4,909	361	13.49 to 13.61	(13.1%) to (12.8%)	2.6%
T. Rowe Price Limited-Term Bond Portfolio	2015	$5,532	413	$13.40 to $13.81	0.1% to 0.3%	1.1%
	2014	2,243	168	13.36 to 13.80	0.4% to 0.6%	1.3%
	2013	4,449	335	13.28 to 13.74	(0.1%) to 0.1%	1.5%
	2012	5,804	438	13.26 to 13.76	2.2% to 2.5%	2.0%
	2011	3,802	293	12.94 to 13.46	1.3% to 1.6%	2.4%
T. Rowe Price New America Growth Portfolio	2015	$8,256	309	$26.73 to $26.73	8.6% to 8.6%	0.0%
	2014	7,525	306	24.61 to 24.61	9.3% to 9.3%	0.0%
	2013	7,646	340	22.51 to 22.51	38.0% to 38.0%	0.0%
	2012	7,803	478	16.31 to 16.31	13.1% to 13.1%	0.5%
	2011	5,888	408	14.42 to 15.48	(1.3%) to (1.1%)	0.2%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
T. Rowe Price Personal Strategy Balanced Portfolio	2015	$7,794	372	$20.97 to $20.97	(0.0%) to (0.0%)	1.6%
	2014	16,014	763	20.98 to 20.98	5.2% to 5.2%	1.6%
	2013	16,906	848	19.95 to 19.95	17.9% to 17.9%	1.5%
	2012	13,964	826	16.91 to 16.91	15.1% to 15.1%	1.9%
	2011	16,256	1,106	14.69 to 14.69	(0.3%) to (0.3%)	1.8%
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	2015	$50	3	$14.98 to $14.98	(3.7%) to (3.7%)	0.9%
	2014	20	1	15.55 to 15.55	4.8% to 4.8%	1.0%
	2013	24	2	14.83 to 14.83	22.6% to 22.6%	0.7%
TOPS® Balanced ETF Portfolio—Class 2 Shares	2015	$151	12	$12.62 to $12.62	(2.6%) to (2.6%)	1.4%
	2014	70	5	12.95 to 12.95	3.5% to 3.5%	2.1%
	2013	11	1	12.51 to 12.51	9.1% to 9.1%	0.5%
TOPS® Conservative ETF Portfolio—Class 2 Shares	2015	$222	19	$11.71 to $11.71	(2.1%) to (2.1%)	1.3%
	2014	193	16	11.96 to 11.96	2.1% to 2.1%	0.4%
	2013	43	4	11.71 to 11.71	4.6% to 4.6%	2.3%
	2012	3	—	11.20 to 11.20	12.0% to 12.0%	0.0%
TOPS® Growth ETF Portfolio—Class 2 Shares	2015	$81	6	$14.16 to $14.16	(4.3%) to (4.3%)	1.7%
	2014	46	3	14.81 to 14.81	3.7% to 3.7%	1.5%
	2013	16	1	14.28 to 14.28	18.9% to 18.9%	0.2%
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	2015	$75	6	$11.63 to $11.63	(4.5%) to (4.5%)	1.6%
	2014	228	19	12.18 to 12.18	3.1% to 3.1%	1.1%
	2013	110	9	11.82 to 11.82	7.9% to 7.9%	1.2%
	2012	3	—	10.95 to 10.95	9.5% to 9.5%	0.1%
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	2015	$52	4	$11.66 to $11.66	(9.1%) to (9.1%)	1.6%
	2014	42	3	12.84 to 12.84	1.3% to 1.3%	1.2%
	2013	10	1	12.67 to 12.67	16.0% to 16.0%	1.2%
	2012	—	—	10.93 to 10.93	8.2% to 8.2%	0.0%
	2011	5,073	502	10.10 to 10.10	1.0% to 1.0%	0.0%
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	2015	$97	8	$11.89 to $11.89	(6.4%) to (6.4%)	1.7%
	2014	323	25	12.70 to 12.70	2.8% to 2.8%	1.2%
	2013	173	14	12.35 to 12.35	12.4% to 12.4%	1.3%
	2012	6	1	10.99 to 10.99	9.9% to 9.9%	0.1%
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	2015	$351	26	$13.35 to $13.35	(3.4%) to (3.4%)	1.9%
	2014	258	19	13.83 to 13.83	3.5% to 3.5%	2.4%
	2013	161	12	13.36 to 13.36	13.0% to 13.0%	0.6%
UIF Emerging Markets Debt Portfolio—Class I	2015	$6,849	335	$18.59 to $20.44	(1.4%) to (1.1%)	5.4%
	2014	6,346	307	18.84 to 20.67	2.7% to 2.9%	5.5%
	2013	6,528	325	18.35 to 20.08	(9.0%) to (8.7%)	4.4%
	2012	5,308	242	20.16 to 22.01	17.7% to 18.0%	2.9%
	2011	3,156	170	17.14 to 18.66	6.8% to 7.0%	4.4%
UIF U.S. Real Estate Portfolio—Class I	2015	$15,821	502	$31.50 to $37.77	1.9% to 2.2%	1.3%
	2014	13,710	444	30.83 to 37.06	29.4% to 29.7%	1.4%
	2013	10,087	424	23.77 to 28.64	1.8% to 2.1%	1.2%
	2012	9,605	417	23.29 to 28.13	15.5% to 15.8%	0.9%
	2011	7,382	367	20.11 to 24.35	5.7% to 5.9%	0.8%

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	2015	$—	—	$—	—	—
	2014	692	58	12.00 to 12.00	(1.1%) to (1.1%)	0.0%
	2013	385	32	12.13 to 12.13	5.0% to 5.0%	0.0%
	2012	168	15	11.55 to 11.55	1.3% to 1.3%	0.0%
	2011	46	4	11.40 to 11.40	(2.3%) to (2.3%)	0.8%
Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	2015	$1,413	128	$10.82 to $11.02	(13.3%) to (13.1%)	2.0%
	2014	454	36	12.48 to 12.68	1.9% to 2.2%	6.7%
	2013	540	44	12.24 to 12.41	(9.4%) to (9.2%)	2.4%
	2012	1,770	130	13.51 to 13.66	5.3% to 5.5%	1.8%
	2011	1,256	97	12.83 to 12.94	7.9% to 8.1%	7.6%
Voya Russell™ Mid Cap Index Portfolio—Class I	2015	$7,753	510	$15.21 to $15.21	(2.8%) to (2.8%)	1.2%
	2014	7,566	483	15.65 to 15.65	12.7% to 12.7%	1.0%
	2013	6,081	438	13.89 to 13.89	34.2% to 34.2%	1.1%
	2012	4,326	418	10.35 to 10.35	3.5% to 3.5%	0.0%
Voya Small Company Portfolio—Class I	2015	$214	21	$10.13 to $10.13	(0.8%) to (0.8%)	0.1%
Not all investment options are available under all policies.
Charges and fees levied by NYLIAC are disclosed in Note 3.
Expenses as a percent of net assets are 0.15% to 0.90%, excluding expenses of the underlying Funds, premium loads, sales expenses, monthly contract charges and surrender charges.
________________

(1)
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(2)
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation
and the Corporate Sponsored Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2015, the results of each of its operations for the year ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2015 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 28, 2016

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)
December 31, 2015 and 2014

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
	December 31,
	2015	2014
	(in millions)
Assets
Fixed maturities (includes securities pledged as collateral that can be sold or repledged of $586 and $537 in 2015 and 2014, respectively):
Available-for-sale, at fair value	$77,160	$75,653
Securities, at fair value	1,464	1,197
Equity securities:
Available-for-sale, at fair value	40	35
Securities, at fair value	501	757
Mortgage loans, net of allowances	12,757	10,927
Policy loans	877	869
Securities purchased under agreements to resell	298	133
Investments in affiliates	540	2,287
Other investments	1,149	1,210
Total investments	94,786	93,068

Cash and cash equivalents	2,288	710
Deferred policy acquisition costs	3,530	3,041
Interest in annuity contracts	6,472	6,260
Amounts recoverable from reinsurer:
Affiliated	4,323	4,410
Unaffiliated	1,537	1,546
Other assets	1,502	1,505
Separate account assets	28,755	28,965
Total assets	$143,193	$139,505

Liabilities
Policyholders’ account balances	$70,006	$66,876
Future policy benefits	18,380	16,688
Policy claims	300	347
Obligations under structured settlement agreements	6,472	6,260
Amounts payable to reinsurer:
Affiliated	4,259	4,370
Unaffiliated	51	52
Other liabilities	2,670	3,186
Separate account liabilities	28,755	28,965
Total liabilities	130,893	126,744

Stockholder’s Equity
Capital stock : par value $10,000
(20,000 shares authorized,
2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	975	2,064
Retained earnings	7,369	6,744
Total New York Life and Annuity stockholder’s equity	12,297	12,761
Non-controlling interest	3	—
Total stockholder’s equity	12,300	12,761
Total liabilities and stockholder’s equity	$143,193	$139,505

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2015	2014	2013
	(in millions)

Revenues
Premiums	$2,432	$3,123	$3,384
Fees-universal life and annuity policies	1,019	1,017	889
Net investment income	3,767	3,730	3,652
Net investment gains (losses):
Other-than-temporary impairments on fixed maturities	(107)	(30)	(45)
Other-than-temporary impairments on fixed maturities
recognized in accumulated other comprehensive income	13	1	11
All other net investment gains (losses)	154	467	(65)
Total net investment gains (losses)	60	438	(99)
Net revenue from reinsurance	97	86	71
Other income	125	100	94
Total revenues	7,500	8,494	7,991

Expenses
Interest credited to policyholders’ account balances	2,061	2,199	1,847
Increase in liabilities for future policy benefits	1,633	2,451	2,718
Policyholder benefits	1,491	1,341	1,164
Operating expenses	1,466	1,129	1,363
Total expenses	6,651	7,120	7,092

Income before income taxes	849	1,374	899
Income tax expense	224	391	242
Net income	$625	$983	$657

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2015	2014	2013
	(in millions)

Net income	$625	$983	$657

Other comprehensive (loss) gain income, net of tax:
Foreign currency translation adjustment:	(3)	(1)	1
Less: reclassification adjustment for currency translation gains
included in net income	—	—	—
Foreign currency translation adjustment, net	(3)	(1)	1

Net unrealized investment (losses) gains:
Net unrealized investment (losses) gains arising during the period	(1,130)	1,175	(1,999)
Less: reclassification adjustment for net unrealized investment gains
included in net income	(44)	73	63
Net unrealized investment (losses) gains, net	(1,086)	1,102	(2,062)
Other comprehensive (loss) income, net of tax	(1,089)	1,101	(2,061)

Comprehensive (loss) income	$(464)	$2,084	$(1,404)

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2015, 2014 and 2013
(in millions)

	Capital Stock	Additional Paid In Capital	Accumulated Other Comprehensive Income	Retained Earnings	New York Life and Annuity Stockholder’s Equity	Non- Controlling Interest	Total Stockholder’s Equity
Balance at December 31,2012	$25	$3,928	$3,024	$5,118	$12,095	$—	$12,095
Cumulative effect of a change in
accounting principle, net of tax	—	—	—	(14)	(14)	—	(14)
Balance at January 1, 2013, as adjusted	$25	$3,928	$3,024	$5,104	$12,081	$—	$12,081
Net income	—	—	—	657	657	—	657
Other comprehensive loss, net of tax	—	—	(2,061)	—	(2,061)	—	(2,061)
Balance at December 31, 2013	$25	$3,928	$963	$5,761	$10,677	$—	$10,677
Net income	—	—	—	983	983	—	983
Other comprehensive income, net of tax	—	—	1,101	—	1,101	—	1,101
Balance at December 31, 2014	$25	$3,928	$2,064	$6,744	$12,761	$—	$12,761
Consolidation of less than 100% owned entities	—	—	—	—	—	3	3
Net income	—	—	—	625	625	—	625
Other comprehensive loss, net of tax	—	—	(1,089)	—	(1,089)	—	(1,089)
Balance at December 31, 2015	$25	$3,928	$975	$7,369	$12,297	$3	$12,300

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOW

	Year Ended December 31,
	2015	2014	2013
	(in millions)
Cash Flows from Operating Activities
Net income	$625	$983	$657
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22	23	41
Net capitalization of deferred policy acquisition costs	(42)	(314)	(44)
Universal life and annuity fees	(786)	(743)	(718)
Interest credited to policyholders’ account balances	2,061	2,199	1,847
Capitalized interest and dividends reinvested	(234)	(228)	(207)
Net investment (gains) losses	(60)	(438)	99
Equity in earnings of limited partnerships	17	(14)	(18)
Deferred income tax (benefit) expense	(45)	133	54
Net revenue from intercompany reinsurance	(2)	(1)	(1)
Net change in unearned revenue liability	56	60	140
Changes in:
Other assets and other liabilities	(45)	(111)	53
Book overdrafts	(14)	20	14
Reinsurance receivables and payables	15	4	(59)
Policy claims	(47)	8	69
Future policy benefits	1,661	2,463	2,685
Net cash provided by operating activities	3,182	4,044	4,612

Cash Flows from Investing Activities
Proceeds from:
Sale of available-for-sale fixed maturities	3,970	2,474	3,979
Maturity and repayment of available-for-sale fixed maturities	7,994	7,829	9,329
Sale of equity securities	24	78	34
Repayment of mortgage loans	1,340	1,309	1,167
Sale of other investments	2,233	1,997	2,134
Sale of securities, at fair value	1,571	679	280
Maturity and repayment of securities, at fair value	13	48	61
Cost of:
Available-for-sale fixed maturities acquired	(13,505)	(12,296)	(16,219)
Equity securities acquired	(29)	(2)	—
Mortgage loans acquired	(3,183)	(2,460)	(2,431)
Acquisition of other investments	(2,051)	(2,045)	(1,962)
Acquisition of securities, at fair value	(1,834)	(1,753)	(1,013)
Securities purchased under agreements to resell	(165)	(32)	(42)
Cash collateral (paid) received on derivatives	(1)	(4)	7
Policy loans	1	(6)	12
Consolidation of entities	24	—	—
Net cash used in investing activities	(3,598)	(4,184)	(4,664)

Cash Flows from Financing Activities
Policyholders’ account balances:
Deposits	9,764	7,735	6,116
Withdrawals	(6,191)	(6,030)	(4,325)
Net transfers to the separate accounts	(1,796)	(1,761)	(1,518)
Increase in loaned securities	50	50	39
Securities sold under agreements to repurchase	—	—	(76)
Net paydowns from debt	(2)	(1)	(4)
Cash collateral received (paid) on derivatives	159	265	(215)
Net cash provided by financing activities	1,984	258	17
Effect of exchange rate changes on cash and cash equivalents	10	(2)	(4)
Net increase (decrease) in cash and cash equivalents	1,578	116	(39)
Cash and cash equivalents, beginning of year	710	594	633
Cash and cash equivalents, end of year	$2,288	$710	$594
The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)

DECEMBER 31, 2015, 2014 AND 2013

NOTE 1 – NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Agency and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s career agency force with certain products also marketed through third-party banks, brokers and independent financial advisors.

NOTE 2 – BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary, and two private investment funds targeted at third-party investors. All intercompany transactions have been eliminated in consolidation.

The Delaware State Insurance Department (“DSID”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 - Statutory Financial Information for further discussion.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 - Fair Value Measurements. The amortized

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows, are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities, which are deemed unaffiliated, are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 - Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments.

When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Securities at fair value, both Fixed maturity and Equity securities, include investments for which the fair value option (“FVO”) was elected and investments that are considered to be actively traded or held for only a short period of time. The FVO primarily includes and is generally elected for certain purchases of 20% or more of the outstanding shares or units of mutual funds, trust or similar financial instruments for which the Net Asset Value (“NAV”) is calculated and published on either a monthly or daily basis. The changes in the fair value of the Securities at fair value are included in Net investment gains or losses while interest and dividend income is reported in Net investment income. The Company accrues interest income to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received. Cash flows from acquiring and disposing of the FVO invested assets are classified in Cash flows from investing activities. Cash flows for trading securities are classified in Cash flows from operating activities.

Mortgage loans are carried at unpaid principal balances, net of discounts or premiums, deferred origination fee income, and valuation allowances, and are collateralized. For loans carried at unpaid principal balances, specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a loan has investment income due and accrued that is 90 days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential valuation allowance.

Policy loans are carried at the unpaid principal balance of the loan. Because these loans are effectively collateralized by the surrender value of the underlying policies, a valuation allowance is established only when policy loan balances, including capitalized interest, exceeds the related policy’s cash surrender value. Interest income is recorded as earned and included in Net investment income.

Investment in affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). The STIF was substantially liquidated in 2015 and the revolving loan agreement with MCF was terminated in 2015 as well. At December 31, 2015, Investment in affiliates represents the Company’s equity investment in MCF. For further discussion, refer to Note 6 - Investments and Note 11 - Related Party Transactions.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on derivative instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Refer to Note 6 - Investments for details of Other investments by component.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships accounted for under the equity method, unrealized gains and losses are recorded in Net investment income. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments.

Real estate held for the production of income are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Other liabilities.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

Fair value option election provides entities with an alternative to use fair value as the initial and subsequent accounting measurement attribute for assets and liabilities that meet the definition of a financial asset or liability. The decision to elect the fair value option is determined on an instrument by instrument basis, and is applied to an entire instrument. The decision is irrevocable once elected. Refer to Note 6 - Investments for more information on the fair value option.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets. Refer to Note 7 - Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in OCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses, Net investment income, or Interest credited to policyholders’ account balances. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in OCI. The change in fair value of the derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses . Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 - Derivative Instruments and Risk Management.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance was deferred until December 31, 2015 for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities . The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities, and therefore, the collateral is not recorded in the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell.

Deferred Policy Acquisition Costs

DAC consists primarily of incremental direct costs of contract acquisition that are incurred in transactions with employees, including career agents and independent third-parties as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. These costs have been deferred and recorded as an asset .

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in Other assets.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

Future Policy Benefits

The Company’s liability for future policy benefits are mainly comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to Increase in liabilities for future policy benefits. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 - Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance less any deferred debt issuance costs and is included in Other liabilities. Refer to Note 9 - Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, and receivables from affiliates. Other liabilities primarily consist of net deferred tax liabilities, clearing and suspense liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 - Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (as discussed in Note 12 - Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 12 - Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees - universal life and annuity policies. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 14 - Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense.

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

In periods of extreme volatility and disruption in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, preferred and common stocks, senior secured commercial loans and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and the Company’s portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than the Company otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of the Company’s life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on the Company’s portfolio of investments supporting those products, thus generating losses.

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the incidence rate of death), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s consolidated results of operations or financial position.

NOTE 4 – BUSINESS RISKS AND UNCERTAINTIES (continued)

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. Accordingly, the Company’s results of operations and financial position could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to the Company due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the equity market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for certain annuity and life insurance products during the period when account values are less than guaranteed amounts.

The risk-based capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Agency and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings. Industry consolidation, including acquisition of insurance and other financial service companies in the U.S. by international companies, could result in larger competitors with strong financial resources, marketing and distribution capabilities and brand identities.

NOTE 4 – BUSINESS RISKS AND UNCERTAINTIES (continued)

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insureds. In certain of the Company’s markets, ratings are important competitive factors. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

The Company’s risk management policies and procedures may leave it exposed to unidentified or unanticipated risks, which could negatively affect the Company’s business.
The Company has devoted significant resources to develop and periodically update its risk management policies and procedures and expects to do so in the future. However, the Company’s policies and procedures to identify, monitor and manage risks may not be fully effective. Many of the methods used by the Company to manage risk and exposures are based on the use of observed historical market behavior or statistics based on historical models. As a result, these methods may not predict future exposures, which could be significantly greater than the historical measures indicate. Other risk management methods depend on the evaluation of information regarding markets, clients, catastrophe occurrence or other matters that is publicly available or is otherwise accessible to the Company, which may not always be accurate, complete, up-to-date or properly evaluated. Moreover, the Company is subject to the risk of inadequate performance of contractual obligations by third-party vendors of products and services that are used in its businesses or to whom the Company outsources certain business functions, as well as the risk of past or future misconduct by employees of its vendors and service providers, which could result in violations of law by the Company, regulatory sanctions and/or reputational or financial harm. Management of operational, legal and regulatory risks requires, among other things, policies and procedures to record properly and verify a large number of transactions and events, and these policies and procedures may not always be fully effective.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives, federal taxation and Employee Retirement Income Security Act of 1974 (“ERISA”) including the rules applying to fiduciaries, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

A computer system failure or security breach could disrupt the Company’s business, damage its reputation and adversely impact its profitability.

The Company relies on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company has policies, procedures, automation and backup plans and facilities designed to prevent or limit the effect of failure,

NOTE 4 – BUSINESS RISKS AND UNCERTAINTIES (continued)

its computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond its control. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business and adversely impact its profitability.

The Company retains confidential information on its computer systems, including customer information and proprietary business information. Any compromise of the security of the Company’s computer systems that results in the disclosure of personally identifiable customer information could damage the Company’s reputation, expose the Company to litigation and regulatory action, increase regulatory scrutiny, and require it to incur significant technical, legal and other expenses.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

Effective January 1, 2015, the Company adopted new guidance that permits reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in Income tax expense. The adoption was applied on a retrospective basis and resulted in the restatement of all years presented with a decrease in Retained earnings of $23 million, at January 1, 2014. New disclosures related to the adoption of this guidance are included in Note 6 - Investments.

Future Adoption of New Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued updated guidance on accounting for leases which requires lessees to recognize almost all leases on the balance sheet as a right-of-use asset and a lease liability. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election not to recognize lease assets and lease liabilities rather to recognize lease expense on a straight-line basis over the term of the lease. The recognition, measurement, and presentation of expenses and cash flows arising from a lease have not significantly changed. Also, fundamental changes were not made to the lessor accounting. The new guidance is effective for interim and annual periods, beginning after December 15, 2018 using a modified retrospective approach. Early adoption is permitted. The Company is assessing the impact of this guidance on its consolidated financial statements.

In January 2016, the FASB issued updated guidance that changes the rules regarding recognition and measurement of financial assets and financial liabilities. Amongst other changes, the new guidance eliminates the current classification of the equity securities as trading or available-for-sale and requires that an entity reports all equity securities (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) at fair value with changes in fair value recognized in income. The new standard is effective on January 1, 2018 and requires a cumulative effective adjustment to be recorded for the impact on adoption. The Company is currently assessing the impact on its financial statements.

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures, and removes the indefinite deferral for certain investment funds. The Company adopted this guidance retrospectively effective January 1, 2016 and did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS (continued)

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted to one year as of January 1, 2017. The Company plans to adopt the guidance on its required effective date of January 1, 2018 and is assessing the impact of the guidance on its consolidated financial statements.

NOTE 6 – INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities at December 31, 2015 and 2014, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2015		2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available-for-Sale
Due in one year or less	$2,798	$2,825	$3,396	$3,448
Due after one year through five years	14,328	14,718	13,814	14,561
Due after five years through ten years	21,327	21,216	18,321	18,917
Due after ten years	11,330	11,932	10,489	11,716

Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	13,440	14,163	14,581	15,485
Non-agency mortgage-backed securities	6,066	6,156	6,564	6,802
Non-agency asset-backed securities	6,158	6,150	4,670	4,724
Total available-for-sale	$75,447	$77,160	$71,835	$75,653

NOTE 6 – INVESTMENTS (continued)

At December 31, 2015 and 2014, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-Sale
U.S. Treasury	$1,062	$68	$4	$1,126	$—
U.S. government corporations and agencies	1,099	121	2	1,218	—
U.S. agency mortgage-backed and asset-backed securities	13,440	816	93	14,163	—
Foreign governments	355	43	—	398	—
U.S. corporate	34,827	1,382	668	35,541	—
Affiliated bonds	1,707	—	—	1,707	—
Foreign corporate	10,733	257	289	10,701	—
Non-agency residential mortgage-backed securities	1,243	53	24	1,272	(8)
Non-agency commercial mortgage-backed securities	4,823	88	27	4,884	—
Non-agency asset-backed securities(2)	6,158	56	64	6,150	(2)
Total available-for-sale	$75,447	$2,884	$1,171	$77,160	$(10)

	2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-Sale
U.S. Treasury	$828	$86	$2	$912	$—
U.S. government corporations and agencies	1,154	151	2	1,303	—
U.S. agency mortgage-backed and asset-backed securities	14,581	1,008	104	15,485	—
Foreign governments	471	60	—	531	—
U.S. corporate	32,232	2,107	188	34,151	—
Foreign corporate	11,335	477	67	11,745	—
Non-agency residential mortgage-backed securities	1,628	76	27	1,677	(10)
Non-agency commercial mortgage-backed securities	4,936	196	7	5,125	—
Non-agency asset-backed securities(2)	4,670	80	26	4,724	(2)
Total available-for-sale	$71,835	$4,241	$423	$75,653	$(12)

(1) Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $33 million and $46 million for the years ended December 31, 2015 and 2014, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(2) Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2015 and 2014, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $275 million and $644 million, respectively.

The Company had $5 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2015. The Company had no investments in fixed maturities that were non-income producing for the last 12 months at December 31, 2014.

NOTE 6 – INVESTMENTS (continued)

Equity Securities

At December 31, 2015 and 2014, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2015	$32	$8	$—	$40
2014	$20	$16	$1	$35

Fixed Maturity and Equity, Securities at fair value

Securities at fair value include purchases of more than 20% of the outstanding shares or units of mutual funds, trusts or similar financial instruments (collectively funds) for which the NAV is calculated and published on either a monthly or daily basis. The Company generally elects the fair value option for these investments and accounts for them at fair value, instead of equity method accounting. Reporting these investments at fair value based on each fund’s NAV more accurately reflects the value of each investment. Funds that calculate and publish a daily NAV are generally classified as Level 1 on the fair value hierarchy and those that publish a monthly NAV are generally classified as Level 2. At December 31, 2015, the Company held $38 million, in securities at fair value for these investments.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

At December 31, 2015 and 2014, contractual commitments to extend credit under mortgage loan documents amounted to $513 million and $564 million, respectively, at fixed and floating interest rates ranging from 1.77% to 6.45% in 2015 and from 1.73% to 6.41% in 2014. These commitments are diversified by property type and geographic region.

NOTE 6 – INVESTMENTS (continued)

At December 31, 2015 and 2014, the distribution of the mortgage loan portfolio by property type and geographic region was as follows ($ in millions):

	2015		2014
	Amount	% of Total	Amount	% of Total
Property Type
Office buildings	$4,247	33.2%	$3,563	32.5%
Apartment buildings	3,820	29.9	3,328	30.4
Retail facilities	3,277	25.6	2,790	25.5
Industrial	1,165	9.1	978	9.0
Hotel/ motel	171	1.3	172	1.5
Residential	78	0.6	114	1.1
Other	26	0.3	6	—
Total mortgage loans	12,784	100.0%	10,951	100.0%
Allowance for credit losses	(27)		(24)
Total net mortgage loans	$12,757		$10,927

	2015		2014
	Amount	% of Total	Amount	% of Total
Geographic Region
South Atlantic	$3,307	25.9%	$2,868	26.2%
Central	2,824	22.1	2,471	22.6
Middle Atlantic	2,760	21.6	2,324	21.2
Pacific	2,627	20.6	2,311	21.1
New England	1,162	9.1	867	7.9
Other	104	0.7	110	1.0
Total mortgage loans	12,784	100.0%	10,951	100.0%
Allowance for credit losses	(27)		(24)
Total net mortgage loans	$12,757		$10,927

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2015 and 2014, the Company had $5 million and $3 million, respectively, of recorded investment gross of the allowance for credit losses in residential mortgage loans that were past due greater than 90 days. The Company had $26 million of recorded investment gross of the allowance for credit losses in commercial mortgage loans that were past due greater than 90 days, at December 31, 2015. There were no residential or commercial investments in mortgage loans that were past due less than 90 days at December 31, 2015 and 2014.

The Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

NOTE 6 – INVESTMENTS (continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2015 and 2014 is summarized below (in millions):

	2015
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$22	$24
Provision for credit losses	—	3	3
Ending balance	$2	$25	$27

Ending Balance:
Collectively evaluated for impairment (general)	$2	$25	$27

Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$77	$12,707	$12,784
Individually evaluated for impairment (specific)	$1	$—	$1

	2014
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$4	$24	$28
Recoveries	(2)	(2)	(4)
Ending balance	$2	$22	$24

Ending Balance:
Collectively evaluated for impairment (general)	$2	$22	$24

Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$110	$10,837	$10,947
Individually evaluated for impairment (specific)	$4	$—	$4

For the year ended December 31, 2013, direct write – downs were $1 million and provision for credit losses were $6 million.

NOTE 6 – INVESTMENTS (continued)

The Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2015 and 2014, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

2015
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$26	$—	$1	$—	$27
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	2	—	46
71% to 80%	88	402	253	11	18	9	—	781
Below 70%	4,115	3,418	3,024	1,128	153	66	26	11,930
Total	$4,247	$3,820	$3,277	$1,165	$171	$78	$26	$12,784

2014
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/ Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$—	$—	$1	$—	$1
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	68	—	182	3	—	3	—	256
71% to 80%	70	357	94	55	19	15	—	610
Below 70%	3,425	2,971	2,514	920	153	95	6	10,084
Total	$3,563	$3,328	$2,790	$978	$172	$114	$6	$10,951

Impaired mortgage loans were $1 million and $5 million at December 31, 2015 and 2014, respectively. At December 31, 2015, the Company had $31 million in impaired loans without a related allowance. The Company did not have impaired loans without related allowance for December 31, 2014.

At December 31, 2015, the Company did not have any investments in mortgage loans that have been non-income producing for the last 12 months. At December 31, 2014, the Company had $2 million of investments in mortgage loans that have been non-income producing for the last 12 months.

For the years ended December 31, 2015 and 2014, there were $485 million and $30 million of mortgage loans acquired, other than through direct origination.

Investments in Affiliates

The components of Investments in affiliates at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014

STIF	$—	$246
Equity investment in MCF	540	—
MCF revolving loan agreement	—	2,041
Total investments in affiliates	$540	$2,287

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF was a pooled fund managed by New York

NOTE 6 – INVESTMENTS (continued)

Life Investment Management LLC (“NYLIM”), an indirect wholly owned subsidiary of New York Life, where all participants were subsidiaries of New York Life. The STIF was substantially liquidated in 2015. The Company now invests directly in short-term instruments, which are included in Cash and cash equivalents and Fixed maturities, available-for-sale.

The MCF revolving loan agreement represented a revolving loan agreement the Company entered into with MCF. The loans with MCF were repaid at December 31, 2015. On December 31, 2015, the Company made an equity investment in MCF. Refer to Note 11 – Related Party Transactions for further discussion.

Other Investments

The components of Other investments at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014

Limited partnerships and limited liability companies	$544	$657
Investment, at fair value, of consolidated investment companies	68	—
Senior secured commercial loans	12	153
Derivatives	342	197
Real estate	53	51
Short-term investments	13	24
Other invested assets	117	128
Total other investments	$1,149	$1,210

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $13 million and $154 million at December 31, 2015 and 2014, respectively. The loss reserve was $1 million for both years ended December 31, 2015 and 2014, respectively. Refer to Note 3 – Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $288 million and $442 million at December 31, 2015 and 2014, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2015 or 2014. There was no depreciation expense for the years ended December 31, 2015, 2014, or 2013.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2015 and 2014, respectively.

The Company receives tax credits related to its investments in qualified affordable housing projects. At December 31, 2015 and 2014, the Company had $130 million and $172 million, respectively, in qualified affordable housing investments, included in limited partnerships and limited liability companies above. The investment balance includes $14 million and $21 million of unfunded commitment as of December 31, 2015 and 2014, respectively. During 2015, 2014 and 2013, the Company recorded amortization on these investments under the proportional amortization method of $40 million, $40 million, and $45 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $49 million, $56 million, and $50 million for 2015, 2014 and 2013, respectively. Both the amortization of the investments as well as the tax credits and tax benefits are recognized as a component of income tax expense (benefit).

NOTE 6 – INVESTMENTS (continued)

Variable Interest Entities

Consolidated VIEs

At December 31, 2015 and 2014, the Company included assets of $46 million in the accompanying Consolidated Statements of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to energy savings performance contracts and issuing certificates representing the right to those receivables. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

The following table reflects the carrying amount and statement of financial position classification of the assets and liabilities of the consolidated VIE at December 31, 2015 and 2014 (in millions):

	2015	2014
Cash	$—	$—
Other investments*	46	46
Total assets	$46	$46

Other liabilities	$1	$1
Total liabilities	$1	$1

* Includes limited partnerships/limited liability companies.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments as Fixed maturities – Available-for-sale and Securities, at fair value. The maximum exposure to loss associated with these investments was $27,932 million and $28,208 million at December 31, 2015 and 2014, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments and its

NOTE 6 – INVESTMENTS (continued)

maximum exposure to loss associated with these entities was $544 million and $666 million at December 31, 2015 and 2014, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the “Other investments” section above.

Restricted Assets and Special Deposits

Assets with a carrying value of $9 million and $4 million at December 31, 2015 and 2014, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities – Available-for-sale, at fair value. Refer to Note 15 – Commitments and Contingencies for additional discussion on assets pledged as collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, equity and credit risk. These derivative instruments include foreign currency forwards, interest rate and equity futures, interest rate and equity options, and interest rate, credit default, equity and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 – Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are affected through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2015 and 2014 (in millions):

	2015
	Gross amounts of recognized derivative instruments (1)	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amounts of recognized derivative instruments
Assets	$342	$—	$342	$(28)	$(285)	$(29)	$—
Liabilities	$(37)	$—	$(37)	$28	$9	$—	$—

	2014
	Gross amounts of recognized derivative instruments (1)	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amount of recognized derivative instruments
Assets	$197	$—	$197	$(73)	$(110)	$(10)	$4
Liabilities	$(89)	$—	$(89)	$73	$15	$—	$(1)

(1) The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties.

The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions there under. Cash collateral is invested in short-term investments. At December 31, 2015 and 2014, the Company would not have had to post additional collateral if the credit contingent features had been triggered, for a one notch downgrade in the Company’s credit rating and would have had to post additional collateral of less than $1 million and $2 million, respectively, for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2015 and 2014 (in millions):

		2015			2014

		Fair Value (1)			Fair Value (1)
	Primary Risk Exposure	Notional Amount (2)	Asset	Liability	Notional Amount (2)	Asset	Liability

Derivatives qualifying and designated:
Cash Flow Hedges:
Foreign currency swaps	Currency	$144	$31	$—	$149	$9	$—
Interest rate swaps	Interest	37	7	—	36	8	—
Total derivatives qualifying and designated		181	38	—	185	17	—

Derivatives Not Designated as Hedging:
Interest rate options	Interest	9,262	5	—	8,910	1	—
Equity options	Equity	779	51	—	779	54	—
Equity swaps	Equity	73	—	3	39	4	—
Foreign currency forwards	Currency	27	2	—	30	2	—
Foreign currency swaps	Currency	1,870	194	4	1,490	62	30
Futures	Interest	4	—	—	1	—	—
Interest rate caps	Interest	24,972	15	—	14,722	2	—
Interest rate swaps	Interest	3,706	31	31	3,661	44	59
Swaptions	Interest	5,425	6	—	7,359	11	—
Total derivatives not designated		46,118	304	38	36,991	180	89
Total derivatives		$46,299	$342	$38	$37,176	$197	$89

(1) The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively. Refer to Note 9 – Fair Value Measurements for discussion of valuation methods for derivative instruments.

(2) Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Interest rate (Treasury) futures are exchange traded contracts to buy or sell at a specific price at a future date. The Company enters into interest rate futures to manage the duration of the Company’s fixed income portfolio.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The Company enters into interest rate corridor options to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling is reached.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Credit Risk Management

The Company enters into credit default swaps (“CDS”) both to buy protection from and sell protection to a counterparty in the event of a default of a single name referenced obligation or a referenced pool of assets.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Cash Flow Hedges

The following table presents the effects of derivatives in qualified cash flow hedging relationships, for the years ended December 31, 2015, 2014 and 2013 (in millions):

	Gain (loss) recognized in OCI (effective portion)(1)	Gain (loss) reclassified from AOCI into net income (effective portion)
		Net investment gains (losses)	Net investment income
For the year ended 12/31/2015:
Foreign currency swaps	$24	$—	$2
Interest rate swaps	—	—	1
Total	$24	$—	$3

For the year ended 12/31/2014:
Foreign currency swaps	$12	$(4)	$1
Interest rate swaps	1	—	1
Total	$13	$(4)	$2

For the year ended 12/31/2013:
Foreign currency swaps	$8	$—	$—
Interest rate swaps	(3)	—	1
Total	$5	$—	$1

(1) The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2015, 2014 and 2013, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2015, 2014 and 2013.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2015	2014	2013
Balance, beginning of year	$13	$(3)	$(7)
Gains deferred in OCI on the effective portion of cash flow hedges	24	13	5
Losses (gains) - reclassified to net income	(3)	3	(1)
Balance, end of year	$34	$13	$(3)

At December 31, 2015, gains of $17 million on derivatives in AOCI are expected to be reclassified to earnings within the next 12 months.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains or losses for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013
Derivative Type
Corridor options	$(1)	$(1)	$ *
Equity options	(2)	(10)	(52)
Equity swaps	(4)	3	5
Foreign currency forwards	3	3	(1)
Foreign currency swaps	165	74	(22)
Futures	—	(1)	—
Interest rate caps	(10)	(6)	2
Interest rate swaps	36	246	(183)
Swaptions	(5)	(25)	3
Credit default swaps:
Buy protection	—	—	*
Sell protection	—	—	*
Total	$182	$283	$(248)

* Recognized loss is less than $1 million.

Credit Derivatives Written

The Company does not currently have any written or purchased CDS contracts.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2015 and 2014, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2015 and 2014 (in millions):

	Consolidated Statements of Financial Position Line Item	Fair Value
		2015	2014
Embedded Derivatives in Asset Host Contracts
Other(1)	Other liabilities	$2	$	*

Embedded Derivatives in Liability Host Contracts
Guaranteed minimum accumulation benefits(1)	Policyholders’ account balances	$155		$181

* Fair value is less than $1 million.
(1) For further information on these embedded derivatives refer to Note 9 – Fair Value Measurements.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013

Net revenue from reinsurance	$2	$(1)	$(13)
Interest credited to policyholders’ account balances	$(26)	$112	$(362)

NOTE 8 – SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $26,868 million and $27,033 million at December 31, 2015 and 2014, respectively. The assets of these separate accounts are comprised of investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,887 million and $1,932 million at December 31, 2015 and 2014, respectively. The assets in these separate accounts are comprised of investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 – Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

NOTE 9 – FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance, and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports, as well as the review of significant inputs used in the valuation of assets that are valued internally.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2015 and 2014 (in millions):

	2015
	Quoted prices in active markets for identical assets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$1,126	$—	$1,126
U.S. government corporations and agencies	—	1,194	24	1,218
U.S. agency mortgage-backed and asset-backed securities	—	14,161	2	14,163
Foreign governments	—	391	7	398
U.S. corporate	—	35,434	107	35,541
Affiliated bonds	—	—	1,707	1,707
Foreign corporate	—	10,701	—	10,701
Non-agency residential mortgage-backed securities	—	1,263	9	1,272
Non-agency commercial mortgage-backed securities	—	4,469	415	4,884
Non-agency asset-backed securities	—	5,309	841	6,150
Total fixed maturities - available-for-sale	—	74,048	3,112	77,160
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	5	—	5
U.S. corporate	—	172	—	172
Foreign corporate	—	1,195	—	1,195
Non-agency residential mortgage-backed securities	—	7	—	7
Non-agency commercial mortgage-backed securities	—	47	2	49
Non-agency asset-backed securities	—	33	3	36
Total fixed maturities - securities, at fair value	—	1,459	5	1,464
Equity securities - available-for-sale
Common stock	8	—	26	34
Non-redeemable preferred stock	—	1	5	6
Total equity securities - available-for-sale	8	1	31	40
Equity securities - securities, at fair value
Common stock	427	—	—	427
Mutual funds	71	—	3	74
Total equity securities - securities, at fair value	498	—	3	501
Derivative assets	—	342	—	342
Securities purchased under agreements to resell	—	298	—	298
Other invested assets	—	80	—	80
Cash equivalents	9	2,243	—	2,252
Short-term investments	—	13	—	13
Separate account assets	28,325	157	273	28,755
Total assets accounted for at fair value on a recurring basis	$28,840	$78,641	$3,424	$110,905

Policyholders’ account balances (1)	$—	$—	$155	$155
Derivative liabilities	—	34	3	37
Total liabilities accounted for at fair value on a recurring basis (2)	$—	$34	$158	$192

(1) Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2) Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	Quoted prices in active markets for identical assets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$912	$—	$912
U.S. government corporations and agencies	—	1,279	24	1,303
U.S. agency mortgage-backed and asset-backed securities	—	15,458	27	15,485
Foreign governments	—	523	8	531
U.S. corporate	—	33,885	266	34,151
Foreign corporate	—	11,704	41	11,745
Non-agency residential mortgage-backed securities	—	1,661	16	1,677
Non-agency commercial mortgage-backed securities	—	4,930	195	5,125
Non-agency asset-backed securities	—	3,907	817	4,724
Total fixed maturities - available-for-sale	—	74,259	1,394	75,653
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	4	—	4
U.S. corporate	—	60	—	60
Foreign corporate	—	1,030	—	1,030
Non-agency residential mortgage-backed securities	—	11	—	11
Non-agency commercial mortgage-backed securities	—	48	2	50
Non-agency asset-backed securities	—	37	5	42
Total fixed maturities - securities, at fair value	—	1,190	7	1,197
Equity securities - available-for-sale
Common stock	30	—	2	32
Non-redeemable preferred stock	—	1	2	3
Total equity securities - available-for-sale	30	1	4	35
Equity securities - securities, at fair value
Common stock	726	—	—	726
Mutual funds	31	—	—	31
Total equity securities - securities, at fair value	757	—	—	757
Derivative assets	—	193	4	197
Securities purchased under agreements to resell	—	133	—	133
Other invested assets	—	14	—	14
Cash equivalents	—	682	—	682
Short-term investments	—	24	—	24
Separate account assets	28,508	198	259	28,965
Total assets accounted for at fair value on a recurring basis	$29,295	$76,694	$1,668	$107,657

Policyholders’ account balances (1)	$—	$—	$181	$181
Derivative liabilities	—	89	—	89
Total liabilities accounted for at fair value on a recurring basis (2)	$—	$89	$181	$270

(1) Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2) Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available-for-sale and securities, at fair value

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is standardized and based on market transactions.

Certain private placement securities that cannot be priced using the matrix-based pricing methodology described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significantly unobservable, the security is classified as Level 3.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives that are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

When appropriate, valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The highly liquid instruments are classified as Level 1. All other investments are classified as Level 2, since due to their short term nature, amortized cost is used as the best estimate of fair value.

Short term investments

For short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account.

The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV). When the hedge fund investment can be redeemed at NAV, at the measurement date, or in the near-term (generally 90 days or less) it is classified as Level 2.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables provide further information about the Level 2 hedge funds in which the separate accounts invest in (in millions):

		2015
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$157	$—	Quarterly, Monthly	90 days or less

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$197	$—	Quarterly, Monthly	90 days or less

Limited Partnership and hedge fund investments that are restricted with respect to transfer or withdrawal of greater than 90 days are classified as Level 3. The following tables provide further information about these investments (in millions):

		2015
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$273	$—	Annual, Semi-annual, Quarterly	More than 90 days

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$259	$—	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2015 and 2014 (in millions):

	2015
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	2	2
Foreign governments	—	7	7
U.S. corporate	20	87	107
Affiliated bonds	1,707	—	1,707
Non-agency residential mortgage-backed securities	—	9	9
Non-agency commercial mortgage-backed securities	82	333	415
Non-agency asset-backed securities	81	760	841
Total fixed maturities - available-for-sale	1,890	1,222	3,112
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	3	3
Total fixed maturities - securities, at fair value	—	5	5
Equity securities
Common stock	26	—	26
Non-redeemable preferred stock	5	—	5
Mutual fund	—	3	3
Total equity securities	31	3	34
Separate account assets	—	273	273
Total assets accounted for at fair value on a recurring basis	$1,921	$1,503	$3,424

Policyholders’ account balances	$155	$—	$155
Derivative liabilities	—	3	3
Total liabilities accounted for at fair value on a recurring basis	$155	$3	$158

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.

(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	27	27
Foreign governments	—	8	8
U.S. corporate	41	225	266
Foreign corporate	—	41	41
Non-agency residential mortgage-backed securities	—	16	16
Non-agency commercial mortgage-backed securities	83	112	195
Non-agency asset-backed securities	91	726	817
Total fixed maturities - available-for-sale	215	1,179	1,394
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	5	5
Total fixed maturities - securities, at fair value	—	7	7
Equity securities
Common stock	2	—	2
Non-redeemable preferred stock	2	—	2
Total equity securities	4	—	4

Derivative assets	—	4	4
Separate account assets	—	259	259
Total assets accounted for at fair value on a recurring basis	$219	$1,449	$1,668

Policyholders’ account balances	$181	$—	$181
Total liabilities accounted for at fair value on a recurring basis	$181	$—	$181

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.

(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Quantitative Information Regarding Internally - Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2015 and 2014 (in millions):

	2015
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Assets
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	2.3%-7.2%		3.4%

Affiliated bonds	$1,707	Cost

Non-agency asset-backed securities	$81	Discounted Cash Flow	Discount Rate	3.8%-10.8%		8.7%

Non-agency commercial mortgage-backed securities	$82	Discounted Cash Flow	Discount Rate	3.0%-12.0%		3.1%

Equity securities	$31	FHLB of Pittsburgh Capital Plan	Price to Book Multiple	.7X

Liabilities
Policyholders’ account balances	$155	Discounted Cash Flow	Discount Rate	1.3%	-	11.2%
		(GMAB)	Equity Returns	0.8%	-	10.8%
			Equity Volatility Curve	18.4%	-	39.9%
			Lapse Rate	1.5%	-	21.0%
			Mortality Rate	0.1%	-	33.4%
			Utilization Rate	10.0%	-	100.0%
			Withdrawal Rate	2.5%	-	7.2%

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Assets
U.S. corporate	$41	Discounted Cash Flow	Discount Rate	2.0% - 7.4% (4.5%)

Non-agency asset-backed securities	$91	Discounted Cash Flow	Discount Rate	4.8% - 7.0% (3.1%)

Non-agency commercial mortgage-backed securities	$83	Discounted Cash Flow	Discount Rate	3.0% - 12.0% (1.6%)

Liabilities
Policyholders’ account balances	$181	Discounted Cash Flow	Discount Rate	0.5% - 9.4%
			Equity Returns	0.7% - 5.2%
			Equity Volatility Curve	18.4% - 43.9%
			Lapse Rate	1.5% - 21.0%
			Mortality Rate	0.1% - 38.9%
			Utilization Rate	10.0% - 100%
			Withdrawal Rate	3.30%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Affiliated bonds

This security relates to an affiliated bond with Madison Capital Funding which was acquired at December 31, 2015 and therefore cost approximates fair value. The valuation of this bond in the future may include unobservable inputs and is therefore classified as Level 3.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Equity Securities

The equity securities included in the table above mostly relate to the Company’s holdings in the Federal Home Loan Bank of Pittsburgh ( the “FHLB of Pittsburgh”) stock as described in Note 12 - Debt. As prescribed in the FHLB of Pittsburgh’s Capital Plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased or transferred at par value. Since there is not a visible market for the FHLB of Pittsburgh stock, these securities have been classified as Level 3.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2015 and 2014.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2015 and 2014, the Company transferred $38 million and $56 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2015 and 2014. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $540 million and $512 million during the years ended December 31, 2015, and 2014, respectively, were primarily due to significant increases in market activity, or one or more significant input(s)

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2015 and 2014.

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2015, 2014 and 2013 (in millions):

	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed	Foreign governments	U.S. corporate	Affiliated bonds	Foreign corporate

Fair Value, December 31, 2012	$40	$36	$10	$169	$—	$25
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment (losses) gains	—	—	—	—	—	(3)
Other comprehensive (loss) income	(1)	(5)	(1)	(4)	—	4
Purchases	—	103	—	130	—	11
Sales	—	(10)	—	(27)	—	(5)
Settlements	—	(4)	(1)	(24)	—	(1)
Transfers into Level 3(1)	—	7	—	59	—	—
Transfers out of Level 3(1)	(15)	(16)	—	(54)	—	—
Fair Value, December 31, 2013	$24	$111	$8	$249	$—	$31
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	—	—	—	1	—	—
Other comprehensive loss	—	—	—	(1)	—	(1)
Purchases	—	10	—	71	—	12
Sales	—	(50)	—	(8)	—	—
Settlements	—	—	—	(37)	—	(2)
Transfers into Level 3(1)	—	—	—	45	—	1
Transfers out of Level 3(1)	—	(44)	—	(54)	—	—
Fair Value, December 31, 2014	$24	$27	$8	$266	$—	$41
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	—	—	—	—	—	—
Net investment income(1)	—	—	—	(1)	—	—
Other comprehensive loss	—	(1)	—	—	—	—
Purchases	—	—	—	3	1,707	—
Sales	—	(6)	—	(15)	—	—
Settlements	—	—	(1)	(8)	—	(18)
Transfers into Level 3(1)	—	—	—	3	—	—
Transfers out of Level 3(1)	—	(18)	—	(141)	—	(23)
Fair Value, December 31, 2015	$24	$2	$7	$107	$1,707	$—

(1) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities

Fair Value, December 31, 2012	$99	$2	$754	$1,135	$—	$1
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment (losses) gains	1	(1)	(2)	(5)	—	6
Net investment income(1)	—	—	2	2	—	—
Other comprehensive loss	(2)	(4)	(9)	(22)	—	—
Purchases	—	143	620	1,007	—	—
Sales	—	—	(2)	(44)	—	—
Settlements	(42)	(6)	(162)	(240)	—	(1)
Transfers into Level 3(2)	2	1	—	69	—	—
Transfers out of Level 3(2)	—	(2)	(160)	(247)	—	—
Fair Value, December 31, 2013	$58	$133	$1,041	$1,655	$—	$6
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	2	—	1	4	—	(2)
Net investment income(1)	—	—	1	1	—	—
Other comprehensive income (loss)	(1)	5	21	23	—	—
Purchases	—	58	321	472	2	—
Sales	—	—	(8)	(66)	—	—
Settlements	(43)	(2)	(154)	(238)	—	—
Transfers into Level 3(2)	—	—	9	55	—	—
Transfers out of Level 3(2)	—	1	(415)	(512)	—	—
Fair Value, December 31, 2014	$16	$195	$817	$1,394	$2	$4
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	1	(2)	—	(1)	—	(1)
Net investment income(1)	—	—	—	(1)	—	—
Other comprehensive income	(1)	—	(7)	(9)	—	—
Purchases	—	233	446	2,389	—	—
Sales	(1)	(1)	—	(23)	—	—
Settlements	(6)	(12)	(90)	(135)	—	—
Transfers into Level 3(2)	—	2	33	38	—	—
Transfers out of Level 3(2)	—	—	(358)	(540)	—	—
Fair Value, December 31, 2015	$9	$415	$841	$3,112	$2	$3

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Total fixed maturities - securities, at fair value	Common stock - available-for-sale	Common stock - securities, at fair value	Non-redeemable preferred stock	Mutual fund

Fair Value, December 31, 2012	$1	$4	$2	$—	$—
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	6	1	(1)	—	—
Net revenue from reinsurance	—	—	—	—	—
Other comprehensive loss	—	(1)	—	—	—
Sales	—	(2)	—	—	—
Settlements	(1)	—	—	—	—
Fair Value, December 31, 2013	$6	$2	$1	$—	$—
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment losses	(2)	—	(1)	—	—
Net investment income (1)	—	—	—	—	—
Other comprehensive income	—	—	—	—	—
Purchases	2	—	—	2	—
Sales	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2014	$6	$2	$—	$2	$—
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment losses	(1)	—	—	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	(1)	—	—	—
Purchases	—	26	—	3	3
Sales	—	(1)	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2015	$5	$26	$—	$5	$3

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Total equity securities	Derivatives	Other invested assets	Amounts recoverable from reinsurers	Separate account assets

Fair Value, December 31, 2012	$6	$1	$11	$14	$178
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	—	2	—	—	19
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	(1)	—	—	(13)	—
Purchases	—	—	—	—	31
Sales	(2)	—	—	—	(6)
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	22
Transfers (out of) Level 3(2)	—	—	(11)	—	—
Fair Value, December 31, 2013	$3	$3	$—	$1	$244
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	(1)	1	—	—	15
Net investment income(1)	—	—	—	—	2
Other comprehensive loss	—	—	—	(1)	—
Purchases	2	—	—	—	5
Sales	—	—	—	—	(7)
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	1
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2014	$4	$4	$—	$—	$260
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	—	(6)	—	—	6
Net investment income(1)	—	—	—	—	3
Other comprehensive loss	(1)	—	—	—	—
Purchases	32	2	—	—	15
Sales	(1)	—	—	—	(11)
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2015	$34	$—	$—	$—	$273

(1)Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Total assets	Policyholders’ account balances	Derivative liabilities	Total liabilities

Fair Value, December 31, 2012	$1,346	$405	$—	$405
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	22	—	—	—
Net investment income(1)	2	—	—	—
Other comprehensive loss	(36)	—	—	—
Interest credited to policyholders’ account balances	—	(362)	—	(362)
Purchases	1,038	26	—	26
Sales	(52)	—	—	—
Settlements	(241)	—	—	—
Transfers into Level 3(2)	91	—	—	—
Transfers (out of) Level 3(2)	(258)	—	—	—
Fair Value, December 31, 2013	$1,912	$69	$—	$69
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	17	—	—	—
Net investment income(1)	3	—	—	—
Other comprehensive income	22	—	—	—
Interest credited to policyholders’ account balances	—	80	—	80
Purchases	481	32	—	32
Sales	(73)	—	—	—
Settlements	(238)	—	—	—
Transfers into Level 3(2)	56	—	—	—
Transfers (out of) Level 3(2)	(512)	—	—	—
Fair Value, December 31, 2014	$1,668	$181	$—	$181
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	(2)	—	3	3
Net investment income(1)	2	(62)	—	(62)
Other comprehensive loss	(10)	(2)	—	(2)
Interest credited to policyholders’ account balances	—	—	—	—
Purchases	2,438	—	—	—
Sales	(35)	38	—	38
Settlements	(135)	—	—	—
Transfers into Level 3(2)	38	—	—	—
Transfers (out of) Level 3(2)	(540)	—	—	—
Fair Value, December 31, 2015	$3,424	$155	$3	$158

(1)Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables include the unrealized gains or losses for the years ended December 31, 2015, 2014 and 2013 by category for Level 3 assets still held at December 31, 2015, 2014 and 2013, respectively (in millions):

	2015
	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$—	$1	$(2)	$1	$—
Net investment income	(1)	—	—	—	(1)
Other comprehensive losses	—	(2)	—	(10)	(12)
Total change in unrealized gains (losses)	$(1)	$(1)	$(2)	$(9)	$(13)

	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Common stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$(2)	$(2)	$—	$(2)
Net investment income	—	—	—	(1)
Other comprehensive losses	—	—	(1)	(13)
Total change in unrealized gains (losses)	$(2)	$(2)	$(1)	$(16)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2015.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$—	$—	$(1)	$(1)	$—
Net investment income	—	—	—	—	—	—
Other comprehensive gains (losses)	—	1	(1)	1	2	5
Total change in unrealized gains (losses)	$—	$1	$(1)	$—	$1	$5

	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(2)	$(1)	$(1)	$(3)
Net investment income	1	1	—	—	1
Other comprehensive gains	22	30	—	—	30
Total change in unrealized gains (losses)	$23	$29	$(1)	$(1)	$28

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2014.

	2013
	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$—	$—	$—	$—	$(1)
Net investment income	—	—	—	—	—	—
Other comprehensive losses	(1)	(5)	(1)	(4)	(1)	(3)
Total change in unrealized gains (losses)	$(1)	$(5)	$(1)	$(4)	$(1)	$(4)

	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$(1)	$(2)	$5	$5	$3
Net investment income	1	1	—	—	1
Other comprehensive losses	(9)	(24)	—	—	(24)
Total change in unrealized gains (losses)	$(9)	$(25)	$5	$5	$(20)

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years end and still held at December 31, 2015 and 2014 (in millions):

	2015
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$1	$1	$—

	2014
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$4	$3	$(1)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2015 and 2014 are presented below (in millions):

	2015
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$12,757	$—	$—	$13,140	$13,140
Senior secured commercial loans	12	—	—	11	11
Cash and cash equivalents	36	36	—	—	36
Other invested assets	225	—	8	247	255

Liabilities
Policyholders’ account balances - investment contracts	$37,927	$—	$—	$37,237	$37,237
Collateral received on securities lending and repurchase agreements	600	—	600	—	600
Collateral received on derivative transactions	264	—	264	—	264
Debt	1		1		1

	2014
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$10,924	$—	$—	$11,630	$11,630
Senior secured commercial loans	153	—	—	159	159
Cash and cash equivalents	28	28	—	—	28
Other invested assets	264	—	16	268	284

Liabilities
Policyholders’ account balances - investment contracts	$36,176	$—	$64	$36,035	$36,099
Debt	1	—	1	—	1
Collateral received on securities lending and repurchase agreements	550	—	550	—	550
Collateral received on derivative transactions	114	—	114	—	114

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

This includes collateral posted on derivative transactions and third-party loans and investments in qualified affordable housing projects. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third-party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation. The fair value of investments in qualified affordable housing projects is based on a discounted cash flow calculation using a discount rate that is determined internally.

Policyholders’ account balances – investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014	2013
Fixed maturities	$3,139	$3,138	$3,083
Equity securities	18	23	13
Mortgage loans	548	486	458
Policy loans	57	59	59
Other investments	129	133	138
Gross investment income	3,891	3,839	3,751
Investment expenses	(124)	(109)	(99)

Net investment income	$3,767	$3,730	$3,652

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

For the years ended December 31, 2015, 2014 and 2013, Net investment gains or losses were as follows (in millions):

	2015	2014	2013
Fixed maturities
Total OTTI losses	$(107)	$(30)	$(45)
Portion of OTTI losses recognized in OCI	13	1	11
Net OTTI losses on fixed maturities recognized in earnings	(94)	(29)	(34)
All other (losses) gains	(29)	170	144
Fixed maturities, net	(123)	141	110
Equity securities	(20)	11	44
Mortgage loans	(3)	4	6
Derivative instruments	182	279	(247)
Other	24	3	(12)
Net investment gains (losses)	$60	$438	$(99)

The net investment (losses) gains on Securities, at fair value (both fixed maturities and equity securities) amounted to $(212) million, $(17) million and $55 million for the years ended December 31, 2015, 2014 and 2013, respectively. Of these gains and (losses) $(196) million, $(31) million and $46 million were related to changes in fair value.

Gains and losses for Securities at fair value are included in Net investment gains or losses.

Realized gains on sales of available-for-sale fixed maturities were $193 million, $187 million and $164 million for the years ended December 31, 2015, 2014 and 2013, respectively; and realized losses were $32 million, $12 million and $36 million, respectively. Realized gains on sales of available-for-sale equity securities were $9 million, $65 million and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively; and realized losses were $1 million, $46 million and $18 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were less than $1 million, $1 million and less than $1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2015 and 2014 (in millions):

			2015
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$717	$4	$—	$—	$717	$4
U.S. government corporations and agencies	58	1	35	1	93	2
U.S. agency mortgage-backed and asset-backed securities	1,690	45	1,053	48	2,743	93
Foreign governments	2	—	—	—	2	—
U.S. corporate	10,910	561	1,392	107	12,302	668
Foreign corporate	3,831	238	437	51	4,268	289
Non-agency residential mortgage-backed securities	169	5	349	19	518	24
Non-agency commercial mortgage-backed securities	1,873	25	163	2	2,036	27
Non-agency asset-backed securities	3,342	48	780	16	4,122	64
Total fixed maturities	22,592	927	4,209	244	26,801	1,171

Equity securities
Common stock	—	—	—	—	—	—
Preferred stock	3	—	—	—	3	—
Total equity securities	3	—	—	—	3	—
Total	$22,595	$927	$4,209	$244	$26,804	$1,171

			2014
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$120	$—	$115	$2	$235	$2
U.S. government corporations and agencies	22	—	79	2	101	2
U.S. agency mortgage-backed and asset-backed securities	287	8	2,416	96	2,703	104
Foreign governments	10	—	1	—	11	—
U.S. corporate	3,668	105	1,840	83	5,508	188
Foreign corporate	1,184	40	947	27	2,131	67
Non-agency residential mortgage-backed securities	152	2	419	25	571	27
Non-agency commercial mortgage-backed securities	335	2	273	5	608	7
Non-agency asset-backed securities	1,114	13	687	13	1,801	26
Total fixed maturities	6,892	170	6,777	253	13,669	423

Equity securities
Common stock	3	1	—	—	3	1
Preferred stock	—	—	1	—	1	—
Total equity securities	3	1	1	—	4	1
Total	$6,895	$171	$6,778	$253	$13,673	$424

At December 31, 2015, the unrealized loss amount consisted of approximately 3,417 different fixed maturities and 1 equity security.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

At December 31, 2015, unrealized losses on investment grade fixed maturities were $870 million or 74% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $301 million or 26% of the Company’s total fixed maturities’ unrealized losses at December 31, 2015.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $278 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $242 million for 6 months or less, $9 million for greater than 6 months through 12 months and $26 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2015, 2014 and 2013 are as follows (in millions):

	2015	2014	2013
Fixed maturities, available-for-sale - all other	$1,690	$3,784	$2,042
Fixed maturities on which an OTTI loss has been recognized	22	34	(11)
Total fixed maturities	1,712	3,818	2,031
Equity securities, available-for-sale	8	15	33
Derivatives designated as cash flow hedges	34	13	(3)
Other investments	2	2	1
Subtotal	1,756	3,848	2,062
Amounts recognized for:
DAC	(279)	(727)	(607)
Other assets (sales inducements)	(7)	(17)	(18)
Policyholders’ account balances and future policy benefits	33	70	42
Deferred taxes	(525)	(1,110)	(517)
Net unrealized gains on investments	$978	$2,064	$962

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The net unrealized gains or losses for the years ended December 31, 2015, 2014 and 2013, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized and all other net unrealized investment gains or losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized
	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements		Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2012	$(31)	$18	$—		$(1)	$5	$(9)
Net investment gains (losses) on investments arising during the period	21	—	—		—	(7)	14
Reclassification adjustment for (gains) losses included in net income	1	—	—		—	—	1
Reclassification adjustment for OTTI losses excluded from net income (1)	(2)	—	—	—	—	1	(1)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(5)	—		—	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—		—	—	—
Balance, December 31, 2013	$(11)	$13	$—		$(1)	$—	$1
Net investment gains (losses) on investments arising during the period	42	—	—		—	(14)	28
Reclassification adjustment for (gains) losses included in net income	1	—	—		—	*	1
Reclassification adjustment for OTTI losses excluded from net income (1)	2	—	—		—	(1)	1
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(14)	*		—	5	(9)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—		1	(1)	—
Balance, December 31, 2014	$34	$(1)	$—		$—	$(11)	$22
Net investment gains (losses) on investments arising during the period	(10)	—	—		—	4	(6)
Reclassification adjustment for (gains) losses included in net income	(2)	—	—		—	1	(1)
Reclassification adjustment for OTTI losses excluded from net income (1)	—	—	—		—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	2	—		—	(1)	1
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—		—	—	—
Balance, December 31, 2015	$22	$1	$—		$—	$(7)	$16

*Amounts less than $1 million.
(1) Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

All other net unrealized gains and losses in AOCI
	Net Unrealized Gains (Losses) on Investments(1)	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033
Net investment gains (losses) on investments arising during the period	(3,968)	—	—	—	1,388	(2,580)
Reclassification adjustment for (gains) losses included in net income	(99)	—	—	—	35	(64)
Reclassification adjustment for OTTI losses excluded from net income (2)	2	—	—	—	(1)	1
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	781	14	—	(278)	517
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	83	(29)	54
Balance, December 31, 2013	$2,073	$(620)	$(18)	$43	$(517)	$961
Net investment gains (losses) on investments arising during the period	1,910	—	—	—	(650)	1,260
Reclassification adjustment for (gains) losses included in net income	(167)	—	—	—	40	(127)
Reclassification adjustment for OTTI losses excluded from net income (2)	(2)	—	—	—	1	(1)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(106)	1	(1)	37	(69)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	28	(10)	18
Balance, December 31, 2014	$3,814	$(726)	$(17)	$70	$(1,099)	$2,042
Net investment gains (losses) on investments arising during the period	(2,146)	—	—	—	750	(1,396)
Reclassification adjustment for (gains) losses included in net income	66	—	—	—	(23)	43
Reclassification adjustment for OTTI losses excluded from net income (2)	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	445	10	—	(159)	296
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	(36)	13	(23)
Balance, December 31, 2015	$1,734	$(281)	$(7)	$34	$(518)	$962

(1) Includes cash flow hedges. Refer to Note 7 – Derivative Instruments and Risk Management for information on cash flow hedges.

(2) Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2015	2014
Balance at beginning of year	$175	$177
Additions:
Credit loss impairments recognized in the current period on securities previously not impaired	4	3

Additional credit loss impairments recognized in the current period on securities previously impaired	5	12

Reductions:
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(26)	(17)
Balance at end of year	$158	$175

The balance of and changes in each component of AOCI attributable to the Company were as follows (in millions):

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Total Accumulated Other Comprehensive Income (Loss)
Balance, December 31, 2012	$—	$3,033	$(9)	$3,024
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	(2,072)	10	(2,062)
Change in foreign currency translation adjustment, net of income taxes	1	—	—	1
Balance, December 31, 2013	1	961	1	963
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	1,081	21	1,102
Change in foreign currency translation adjustment, net of income taxes	(1)	—	—	(1)
Balance, December 31, 2014	—	2,042	22	2,064
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	(1,080)	(6)	(1,086)
Change in foreign currency translation adjustment, net of income taxes	(3)	—	—	(3)
Balance, December 31, 2015	$(3)	$962	$16	$975

(1) Includes cash flow hedges. Refer to Note 7 - Derivative Instruments and Risk Management for information on cash flow hedges.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014	2013	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses
(Gains)/ losses on cash flow hedges:
Interest rate swaps	$1	$1	$1	Net investment income
Currency swaps	2	1	—	Net investment gains (losses)
(Gains)/ losses on available-for-sale securities:
Impairment losses	(2)	(1)	1	Net investment gains (losses)
All other	66	(167)	(100)	Net investment gains (losses)
	67	(166)	(98)	Total before tax
	23	(40)	(35)	Income tax benefit (expense)
Total reclassifications for the period	$44	$(126)	$(63)	Net income

(1) Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 – RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $823 million, $813 million and $764 million for the years ended December 31, 2015, 2014 and 2013, respectively, and were reflected in Operating expenses and Net investment income.

The Company’s interests in commercial mortgage loans (and, in one instance, a single asset real estate owned property acquired through foreclosure (“REO Property”)) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Property, a participation in the ownership of the REO Property (“REO Ownership Interest”)). During 2015, the Company’s REO Ownership Interest was purchased by New York Life. Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company has entered into investment advisory and administrative services agreements with NYLIM to provide investment advisory and administrative services to the Company. On March 31, 2014, NYLIM assigned its investment advisory rights and obligations under this agreement to NYL Investors LLC, a wholly owned

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

subsidiary of New York Life. For the years ended December 31, 2015, 2014 and 2013, the total cost for these services amounted to $110 million, $100 million and $91 million, respectively, which is included in the cost of services billed by New York Life to the Company. These costs were included in Operating expenses.

NYLIM has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $35 million, $35 million and $31 million for the years ended December 31, 2015, 2014 and 2013, respectively, and was included in Fee-universal life and annuity policies.

NYLIM provides the Company with certain services and facilities including, but not limited to, the following: management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $33 million, $26 million and $62 million for the years ended December 31, 2015, 2014 and 2013, respectively. Prior to 2014, NYLIM also provided information technology and infrastructure support which are now provided by New York Life.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2015, 2014 and 2013, the Company received service fees of $39 million, $36 million and $30 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life policies. For the years ended December 31, 2015, 2014 and 2013, the Company incurred commission expense to Securities’ registered representatives of $139 million, $150 million and $130 million, respectively.

On July 8, 2008, as amended on July 1, 2009, the Company entered into a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2015, 2014 and 2013, the Company incurred an expense of $51 million, $47 million and $41 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $41 million, $21 million and $39 million for the years ended December 31, 2015, 2014 and 2013, respectively, and was included in Other income.

New York Life Capital Corporation (“NYLCC”), a wholly owned subsidiary of NYLIFE LLC, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2015 and 2014 the Company had no outstanding loan balance to NYLCC. During 2015, 2014 and 2013, the Company had no interest expenses recorded by the Company in relation to this agreement.

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2015, 2014 and 2013, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2015, 2014 and 2013, the credit facility was not used, no interest was paid and there was no outstanding balance due.

Prior to December 31, 2015, the Company entered into a revolving loan agreement with MCF, which was a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”). Under this agreement, the Company provided funding to MCF for lending and equity investment commitments entered into by MCF on or after January 1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, could not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2025. At December 31, 2014, the outstanding balance of loans to MCF under the MCF Loan Agreement was $2,041 million and are reported in Investments in affiliates. During 2015, 2014 and 2013, the Company received interest payments from MCF totaling $100 million, $94 million and $85 million, respectively, which are included in Net investment income. At December 31, 2015, all outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon, were paid in full and the agreement was terminated.

On December 31, 2015, the Company entered into a note funding agreement with MCF and New York Life (the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “Note”). The Note, which is reported as a bond, had an outstanding balance for the Company of $1,707 million at December 31, 2015 and was reported in Fixed maturities, available-for-sale. At the same time, the Company also acquired a membership interest in, and made an equity capital contribution to, MCF. At December 31, 2015, the Company’s equity investment in MCF was $540 million, which represents 45% of MCF’s total outstanding equity at December 31, 2015, and is included in Investments in affiliates. The remainder of MCF’s equity is owned by New York Life. Pursuant to the MCF Note Agreement and variable funding note issued thereunder, the Company and New York Life may provide an aggregate of up to $4,700 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2015 and 2014, the Company did not purchase any new loans. At December 31, 2015, the Company held loans with an outstanding balance of $12 million and has commitments to fund additional amounts on these existing loans of $3 million. At December 31, 2014, the Company held loans with an outstanding balance of $17 million and had commitments to fund additional amounts on these existing loans of $5 million. These loans were reported in Other investments.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2015 and 2014, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements amounted to $6,472 million and $6,260 million, respectively.

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2015. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2015 and 2014, the policyholder reserves related to these contracts amounted to $160 million and $162 million, respectively, and were included in liabilities of Future policy benefits.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2015 and 2014, the policyholder reserves balances for these policies amounted to $3,588 million and $3,511 million, respectively, and were included in liabilities of Policyholders’ account balances and Separate account liabilities.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2015 and 2014, the policyholder liability balances for these policies amounted to $354 million and $356 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities.

In connection with the acquisition of an office building by REEP-OFC Westory DC LLC, an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC LLC. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. For the years ended December 31, 2015, 2014 and 2013, interest earned amounted to $3 million.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. For the years ended December 31, 2015, 2014 and 2013, income earned amounted to $3 million.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

At December 31, 2015 and 2014, the Company recorded amounts payable to parent and affiliates of $250 million and $242 million, respectively, and is included in Other liabilities. At December 31, 2015 and 2014, the Company recorded amounts due from parent and affiliates of $35 million and $59 million, respectively, and is included in Other assets. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NOTE 12 – POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014
Deferred annuities	$40,457	$39,002
Universal life contracts	28,353	26,184
Other	1,196	1,690

Total policyholders’ account balances	$70,006	$66,876

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2015:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.20% to 10.00%	Surrender Charges 0% to 10% for up to 10 years.
Universal life contracts	2.75% to 8.00%	Various up to 19 years
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges
Supplementary contracts without life contingencies	1.00% to 3.50%	No surrender or withdrawal charges

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014
Life insurance:
Taiwan business - 100% coinsured	$1,236	$1,205
Other life	270	235
Total life insurance	1,506	1,440
Individual and group payout annuities	16,782	15,171
Other contract liabilities	92	77
Total future policy benefits	$18,380	$16,688

The 2014 life insurance future policy benefits include a $25 million out of period adjustment related to out dated assumptions on certain claims-type reserves. The Company concluded it was appropriate to record the adjustment through the 2014 increase in liabilities for Future policy benefits and that the adjustment was not material to the financial statements for all years presented.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following table highlights the key assumptions generally utilized in the calculation of liabilities for future policy benefits at December 31, 2015:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	3.11% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2015 and 2014, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Variable Annuity Contracts – GMDB, EBB, GMAB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

b)Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages
(adjusted for withdrawals)

Contracts with an optional EBB feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to 100% or 150%, depending on the election of the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2015 and 2014 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2015
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$16,184	$5,256	$58	$10,102	$1,519	$213
Net amount at risk	$139	$186	$6	$518	$47	$5
Average attained age of contract holders	58	58	67	64	61	59

	2014
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date(1)	Additional Death Benefits	In the Event of Death	In the Event of Death (1)	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$15,202	$4,953	$62	$11,182	$1,666	$221
Net amount at risk	$34	$38	$7	$180	$12	$1
Average attained age of contract holders	58	57	66	63	61	58
(1)Amount for 2014 was split out between return of net deposits and ratchet.

The following summarizes the general account liabilities for guarantees on variable contracts, included in liabilities for Future policy benefits for GMDB, EBB and GFIB, and liabilities for Policyholders’ account balances for GMAB (in millions):

	GMDB	GMAB	EBB	GFIB	Total
Balance at December 31, 2013	$42	$69	$1	$ *	$112
Incurred guarantee benefits	27	112	—	—	139
Paid guarantee benefits	(3)	—	—	3	—
Balance at December 31, 2014	66	181	1	3	251
Incurred guarantee benefits	14	(26)	1	3	(8)
Paid guarantee benefits	(6)	—	—	—	(6)
Balance at December 31, 2015	$74	$155	$2	$6	$237

*Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances (refer to Note 9 – Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2015 and 2014, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 1.13 % to 9.10% for 2015 and 0.66% to 11.29% for 2014.

•	Volatility assumption ranged from 1.32 % to 29.14% for 2015 and from 1.21% to 31.23% for 2014.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for 2015 and 100.5% for 2014.

•	Lapse rates vary by contract type and duration and ranged from 1.00% to 32.00%, with an average of 5.16% for 2015 and from 1.00% to 32.00%, with an average of 5.25% for 2014.

•	Discount rates ranged from 4.29% to 7.61% for 2015 and 2014.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2015 and 2014, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 1.13% to 9.10% for 2015 and 0.66% to 11.29% for 2014.

•	Volatility assumption ranged from 1.32% to 29.14% for 2015 and from 1.21% to 31.23% for 2014.

•	Mortality assumption used to project future claims is the Company’s GLI 12(15) Mortality Table for both 2015 and 2014.

•	Lapse rates vary by contract type and duration and range from 1.50% to 21.00%, with an average of 1.65% for 2015 and from 1.50% to 21.00%, with an average of 1.60% for 2014.

•	Discount rates ranged from 4.29% to 6.64% for 2015 and 2014.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following table presents the aggregate fair value of assets at December 31, 2015 and 2014, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2015
	GMDB	GMAB	GFIB	EBB
Separate account:
Equity	$12,842	$3,643	$127	$32
Fixed income	5,496	1,634	68	13
Balanced	4,271	1,213	15	9
Total separate account	22,609	6,490	210	54
General account	3,677	285	3	4
Total	$26,286	$6,775	$213	$58

	GMDB	GMAB	GFIB	EBB
Separate account:
Equity	$13,098	$3,582	$133	$33
Fixed income	5,238	1,467	67	13
Balanced	4,294	1,241	13	9
Total separate account	22,630	6,290	213	55
General account	3,754	329	8	7
Total	$26,384	$6,619	$221	$62

Fixed Annuity Contracts - GLWB

In 2014, the Company began offering fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GLWB liability at December 31, 2015 and 2014, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mortality was assumed to be 100% of the Company’s GLI 12(15) Mortality Table for 2015 and 100% of the Company’s GLI 12(15) Mortality Table for 2014.

•	Lapse rates vary by contract type and duration, and range from 1.00% to 10.00%, with an average of 1.00% for 2015 and 1.00% to 10.00%, with an average of 1.00% for 2014.

•	Discount rates ranged from 2.21% to 4.25% for 2015 and 2.36% to 4.31% for 2014.

At December 31, 2015 and 2014, the GLWB liability was $1 million and $14 million, respectively.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in liabilities for Future policy benefits was $165 million and $132 million at December 31, 2015 and 2014, respectively.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is a rollforward of DAC for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013
Balance at beginning of year	$3,041	$2,847	$2,027

Current year additions	514	468	426
Amortization - current year	(435)	(533)	(394)
Amortization - impact of assumption and experience unlocking(1)	(37)	90	13
Amortization - impact of extending the useful life(2)	—	289	—
Balance at end of year before related adjustments	3,083	3,161	2,072

Adjustment for changes in unrealized net investment gains	447	(120)	775
Balance at end of year	$3,530	$3,041	$2,847

(1) In the table above, the (negative) positive impact of assumption and experience unlocking on amortization includes $2 million, $3 million and $(36) million of out of period adjustments that (increased) reduced amortization for the years ended December 31, 2015, 2014 and 2013, respectively. The 2013 adjustment for changes in unrealized net investment gains or losses is net of an out of period adjustment of $(145) million related to a prior period adjustment to DAC through AOCI. The Company has evaluated these out of period adjustments and concluded that individually and collectively they are not material to the financial statements for all years presented.

(2) The Company reviewed the reasonableness of the assumptions used to determine the amortization period for certain universal life and variable deferred annuity contracts and determined, based on better than expected persistency of these products, that the useful life should be extended, resulting in a positive impact to DAC amortization in 2014.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS (continued)

Sales Inducements

The following is a rollforward of deferred sales inducements included in Other assets for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013
Balance at beginning of year	$634	$549	$530

Current year additions	113	117	106
Amortization - current year	(82)	(44)	(137)
Amortization - Impact of assumption and experience unlocking	(18)	12	36
Balance at end of year before related adjustments	647	634	535

Adjustment for changes in unrealized net investment gains	10	—	14
Balance at end of year	$657	$634	$549

NOTE 14 – REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. For the policies reinsured, the Company typically retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for joint life and no minimum size for single life. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect.

The Company also participates in assumed reinsurance with third parties in acquiring additional business.

NOTE 14 – REINSURANCE (continued)

The effects of reinsurance on the Consolidated Statement of Operations for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014	2013
Direct	$2,497	$3,198	$3,449
Assumed	4	3	3
Ceded	(69)	(78)	(68)
Premiums	$2,432	$3,123	$3,384
Fees - universal life and annuity policies ceded	$(621)	$(601)	$(586)
Direct	$2,048	$1,859	$1,733
Assumed	2	2	2
Ceded	(559)	(520)	(571)
Policyholder benefits	$1,491	$1,341	$1,164
Direct	$1,647	$2,463	$2,744
Assumed	—	—	—
Ceded	(14)	(12)	(26)
Increase in liabilities for future policy benefits	$1,633	$2,451	$2,718

The effects of reinsurance on the Consolidated Statements of Financial Position for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014
Reinsurance recoverable	$5,860	$5,956
Reinsurance payable	$4,310	$4,422

Significant Reinsurance Transactions

Four reinsurance companies account for 79% and 81% of the in-force reinsurance ceded at December 31, 2015 and 2014, respectively.

The Company ceded 53% and 55% of its total life insurance in-force at December 31, 2015 and 2014, respectively.

Ceded

On July 1, 2002, the Company transferred all of the liabilities and assets of its Taiwan Branch to Taiwan Corporation, an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2014. Taiwan Corporation is liable for all policyholder obligations on its balance sheet, including policies issued prior to July 2002, when Taiwan Corporation was a branch of the Company. As part of the sale agreement, Yuanta has guaranteed Taiwan Corporation’s obligation with respect to these policyholder obligations. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta.

NOTE 14 – REINSURANCE (continued)

The effect of this reinsurance agreement with Taiwan Corporation/ Yuanta for the years ended December 31, 2015, 2014 and 2013 was as follows (in millions):

	2015(1)	2014(1)	2013
Amounts recoverable from reinsurer(2)	$1,236	$1,205	$1,049
Premiums ceded	$67	$74	$65
Benefits ceded	$29	$46	$50

(1) Beginning in 2014, the results for this transaction are recorded on a quarter lag. The amounts recoverable from reinsurer and policyholder liabilities represent balances as of September 30th. Premiums ceded and benefits ceded represent balances for the nine months ended September 30th plus an estimate for the three months ended December 31st.

(2) The Company recorded policyholder liabilities of $1,236 million, $1,205 million, and $1,049 million at December 31, 2015, 2014, and 2013, respectively,

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of universal life, variable universal life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to Note 7 - Derivative Instruments and Risk Management for additional details.

In connection with the reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2015, 2014 and 2013, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance.

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2015, 2014 and 2013 was as follows (in millions):

	2015	2014	2013
Fees-universal life policies ceded	$241	$241	$246
Net revenue from reinsurance	$99	$85	$70
Policyholder benefits ceded	$136	$151	$160
Amounts recoverable from reinsurer	$4,252	$4,364	$6,833
Amounts payable to reinsurer	$4,255	$4,366	$6,833
Other liabilities (deferred gain, net of amortization)	$11	$13	$14

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $11 million, $19 million and $18 million for the years ended December 31, 2015, 2014 and 2013, respectively.

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $2 million and $4 million, which have been accrued in Other liabilities at December 31, 2015 and 2014, respectively. The Company expects to recover $16 million and $23 million at December 31, 2015 and 2014, respectively, of premium offsets reflected in Other assets.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

Loaned Securities and Repurchase Agreements

The following tables represent recognized repurchase agreements and securities lending transactions that are subject to an enforceable master netting agreement or similar agreement for the years ended December 31, 2015 and 2014 (in millions). The Company’s dollar rolls repurchase agreements to sell and repurchase securities are not done under master netting agreements or similar agreements and therefore are not included in this table:

	2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$298	$—	$298	$(298)	(1)	$—
Total assets	$298	$—	$298	$(298)		$—

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$133	$—	$133	$(133)	(2)	$—
Total assets	$133	$—	$133	$(133)		$—

(1) The actual collateral that is held by the custodian is $304 million, which was capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

(2) The actual collateral that is held by the custodian is $103 million, which was capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

	2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$600	$—	$600	$(600)	(1)	$—
Total liabilities	$600	$—	$600	$(600)		$—

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$550	$—	$550	$(550)	(2)	$—
Total liabilities	$550	$—	$550	$(550)		$—

(1) The amount represents the cash collateral received and is reported in Other liabilities. The securities lent have a fair value of $586 million. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

(2) The amount represents the cash collateral received and is reported in Other liabilities. The securities lent have a fair value of $537 million. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

The following table provides information about the Company’s obligation regarding cash collateral received under repurchase agreements and securities lending transactions, by class of securities sold to be repurchased and securities sold to counterparties, including the remaining contractual maturity of such transactions at December 31, 2015:

	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$109	$—	$—	$—	$—	$109
U.S. government corporations & agencies	12	—	—	—	—	12
U.S. agency mortgage-backed and asset-backed securities	—	—	—	—	—	—
Foreign governments	6	—	—	—	—	6
U.S. corporate	363	—	—	—	—	363
Foreign corporate	110	—	—	—	—	110
Total securities lending transactions	$600	$—	$—	$—	$—	$600

At December 31, 2015 and 2014, the Company had no agreements outstanding to sell and repurchase securities.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 – INCOME TAXES

The components of the total Income tax expense for the years ended December 31, 2015, 2014 and 2013 are as follows (in millions):

	2015	2014	2013
Current
Federal	$266	$252	$177
State and local	2	5	11
Foreign	1	1	1
	269	258	189
Deferred
Federal	(45)	133	53
Income tax expense	$224	$391	$242

Pursuant to the tax allocation agreement discussed in Note 3 – Significant Accounting Policies, the Company recorded a net income tax receivable from New York Life of $31 million and $52 million at December 31, 2015 and 2014, respectively, and is included in Other assets.

NOTE 16 - INCOME TAXES (continued)

The Company’s actual income tax expense for the years ended December 31, 2015, 2014 and 2013 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons (in millions):

	2015		2014		2013

Statutory federal income tax expense	$297	35.0%	$481	35.0%	$315	35.0%
Tax exempt income	(60)	(7.1)	(63)	(4.6)	(36)	(4.0)
Audit liability	13	1.6	(3)	(0.2)	3	0.3
Investment credits	(49)	(5.8)	(55)	(4.0)	(50)	(5.6)
Amortization and deductions of investments in qualified affordable housing projects	30	3.6	30	2.2	35	3.9
Tax settlements	—	—	—	—	(30)	(3.3)
Other	(7)	(0.9)	1	0.1	5	0.6
Actual income tax expense	$224	26.4%	$391	28.5%	$242	26.9%

The Company recognized a tax benefit in 2013 of $30 million related to the settlement with the Appeals Office of the Internal Revenue Service (“IRS”) of issues for the 2002-2004 tax years.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been recorded.

The components of the net deferred tax liability reported in Other liabilities at December 31, 2015 and 2014 are as follows (in millions):

	2015	2014
Deferred tax assets
Future policy benefits	$846	$822
Employee and agents benefits	51	56
Gross deferred tax assets	897	878
Deferred tax liabilities
DAC	843	690
Investments	607	1,363
Other	218	225
Gross deferred tax liabilities	1,668	2,278
Net deferred tax liability	$771	$1,400

The Company does not have net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007 and tax years 2008 through 2010 are currently with the IRS Office of Appeals. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

NOTE 16 - INCOME TAXES (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2015, 2014 and 2013 are as follows (in millions):

	2015	2014	2013
Balance at beginning of year	$99	$71	$71
Additions for tax positions of prior years	—	23	3
Reductions for tax positions of prior years	(15)	—	—
Additions for tax positions of current year	19	5	—
Settlements with tax authorities	(8)	—	(3)
Balance at end of year	$95	$99	$71

At December 31, 2015, 2014 and 2013, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $15 million, $(3) million and $5 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was $6 million for the the year ended December 31, 2015, less than $1 million for the year ended December 31, 2014 and $2 million for the year ended December 31, 2013, and is included in Income tax expense. At December 31, 2015, 2014 and 2013, the Company had $19 million, $13 million and $13 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits which are reported in Other liabilities. The $6 million increase from December 31, 2014 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense, and less than $1 million decrease resulting from settlements with tax authorities. The less than $1 million increase from December 31, 2013 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of less than $1 million of interest expense. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 17 – DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The carrying amount of the note was less than $1 million and $1 million at December 31, 2015 and 2014, respectively.

Non-Recourse Debt

The Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million at December 31, 2015 and 2014. Refer to Note 6 – Investments for a discussion on VIEs.

FHLB Agreement

The Company is a member of the FHLB of Pittsburgh and holds $24 million of common stock at December 31, 2015. These investments are recorded as part of equity securities, in Unaffiliated, available for sale, at fair value. No funding agreements were issued in 2015. At December 31, 2015, the fair value of collateral pledged and the Company’s borrowing capacity with FHLB of Pittsburgh was $19 million and $10 million, respectively.

NOTE 18 – SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $207 million, $198 million and $276 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Total interest paid was $13 million, $9 million and $12 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Non-cash transactions

The Company’s non-cash investing transactions were $27 million for the year ended December 31, 2015 related to fixed maturities, short terms, mortgage loans and limited partnerships.

The Company’s non-cash investing transactions were less than $1 million for the years ended December 31, 2014 and 2013.

NOTE 19 – STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. At December 31, 2015 the Company does not have any permitted practices. In past years, including 2014, the Company disclosed a permitted practice for the book value treatment of certain guaranteed separate account products. The Company has confirmed with the DSID that this book value treatment is not a permitted practice as it is in accordance with Statements of Statutory Accounting Principles (“SSAP”) No. 56, “Separate Accounts”, paragraph 17. As a result, the permitted practice disclosed in the prior years to report these assets at book value is no longer disclosed.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2015 or 2014. As of December 31, 2015, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $4,193 million. The maximum amount of dividends that may be paid in 2016 without prior approval is $812 million.

NOTE 20 – SUBSEQUENT EVENTS

As of March 10, 2016, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Independent Auditor’s Report

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statements of financial position as of December 31, 2015 and 2014, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flow for each of the three years in the period ended December 31, 2015.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three the years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

March 10, 2016

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 26. EXHIBITS

(a)	Board of Directors Resolution

Resolution of the Board of Directors of New York Life Insurance and Annuity Company (NYLIAC) establishing the Separate Account — Previously filed as Exhibit (1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed on 5/1/00 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617) filed 1/2/97 and incorporated herein by reference.

(c)(2)	Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Amendment to Distribution and Underwriting Agreement, dated March 6, 2015, between NYLIAC and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(4) to Post-Effective Amendment No. 25 on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5) to Registrant’s Initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(2)	Supplementary Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant’s initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(3)	Level Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(b) to Registrant’s initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(4)	Modification of Policy Provisions Endorsement — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(c) to Registrant’s Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(5)	Alternative Cash Surrender Value Benefit Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(d) to Registrant’s Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(6)	Alternative Cash Surrender Value Benefit Endorsement (8699-02)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(6) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(d)(7)	Modification of Policy Provisions Endorsement (8721-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(7) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(8)	Modification of Policy Provisions Endorsement (8722-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(8) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(9)	Alternative Cash Surrender Value Benefit Endorsement (8719-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(9) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(10)	Alternative Cash Surrender Value Benefit Endorsement (8754-04)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(d)(11)	Alternative Cash Surrender Value Benefit Endorsement (8692-05) to Policy 300-43 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(11) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(12)	Modification of Policy Provisions Endorsement (8784-05) to Policy 300-43 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(12) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(13)	Modification of Policy Provisions Endorsement (8793-05) to Policy 301-43 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(14)	Endorsements to CorpExec Variable Universal Life Policy Numbers 300-40 and 301-43 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application for a policy for Corporate Executive Series Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (10) to Registrant’s initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit 6(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Registrant’s initial registration statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157) filed 4/3/98, and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC — Previously filed as Exhibit 6(b)(3) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(3)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(4)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(5)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(6)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342) filed 4/13/10, and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342) filed 4/16/98, and incorporated herein by reference.

(h)(8)	Participation Agreement, Amended and Restated, dated May 1, 2009, among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, New York Life Insurance and Annuity Corporation and MFS Fund Distributors, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(30) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-161336), filed 11/16/09 and incorporated herein by reference.

(h)(9)	Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)	Form of Participation Agreement among American Century Variable Portfolios, Inc., American Century Investment Management, Inc., American Century Investment Services, Inc., American Century Services Corporation, and NYLIAC — Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(12)	Form of Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(13) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(h)(13)	Form of Participation Agreement among Lord Abbett Series Fund, Inc.; Lord, Abbett & Co., Lord Abbett Distributor LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(11) to Registrant’s Post-Effective Amendment No. 3 to the registration statement on Form-N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(14)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement among Lazard Retirement Series, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(18) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(19)	Participation Agreement dated 6/15/05 among Davis Variable Account Fund, Inc., Davis Distributors, LLC, Davis Select Advisers, L.P., and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(20) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(20)	Participation Agreement among Baron Capital Funds Trust, Baron Capital, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(21) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(21)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(h)(22)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 33-53342), filed 4/10/06 and incorporated herein by reference.

(h)(23)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(24)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(25)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(26)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(27)	Form of Participation Agreement, dated June 5, 2007, among New York Life Insurance and Annuity Corporation, Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc. and Lincoln Investment Advisors Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(28) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(28)	Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(29) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(29)	Fund Participation Agreement, dated October 28, 2011, between Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc. and New York Life Insurance and Annuity Corporation – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(29) to Post-Effective Amendment No. 27 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(h)(30)	Fund Participation Agreement, dated March 15, 2012, among New York Life Insurance and Annuity Corporation; ING Investments Distributor, LLC; ING Investments, LLC and ING Variable Portfolios, Inc. — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h) (30) to Post-Effective Amendment No. 28 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 4/18/2012 and incorporated herein by reference.

(h)(31)	Participation Agreement, dated March 21, 2012, among New York Life Insurance and Annuity Corporation; DFA Dimensions Group Inc.; Dimensional Fund Advisors LP, and DFA Securities LLC — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(31) to Post-Effective Amendment No. 30 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333- 48300), filed 11/8/2013 and incorporated herein by reference.

(h)(32)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(33)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account -I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)	Service Agreement between American Century Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)	Service Agreement between Lord Abbett Series Fund, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(10)	Service Agreement between Deutsche Asset Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(11)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(12)	Distribution and Servicing Plan Agreement between Lazard Retirement Series, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(12) to Post-Effective Amendment No. 11 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/05 and incorporated herein by reference.

(i)(13)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(14)	Services Agreement between Pacific Investment Management Company LLC and NYLIAC — Previously filed in statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(15)	Administrative Services Letter of Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/12/05 and incorporated herein by reference.

(i)(16)	Administrative Services and Distribution Services Agreement by and between Baron Capital Funds Trust and NYLIAC, dated August 1, 2005 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(16) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(17)	Service Agreement by and between Davis Distributors, LLC, and NYLIAC, dated August 1, 2005 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(17) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(18)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(19)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/10/06 and incorporated herein by reference.

(i)(20)	Administrative and Shareholder Services Letter of Agreement, dated January 15, 1998, between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T,17 CFR 232.102(e) as Exhibit (i)(9) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(i)(21)	Form of Business Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Distributors, Inc., and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(22)	Form of Administrative Services Agreement, dated as of August 15, 2006, between Delaware Distributors L.P. and New York Life Insurance and Annuity Corporation, — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(23)	Form of Master Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(24)	Form of Administrative Services and Revenue Sharing Agreement, dated May 1, 2007, between New York Life Insurance and Annuity Corporation and OppenheimerFunds, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(24) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(i)(25)	Administrative Services Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(25) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 12/13/07 and incorporated herein by reference.

(i)(26)	Distribution Services Agreement, dated October 28, 2011, between Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc. and New York Life Insurance and Annuity Corporation – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (i)(26) to Post-Effective Amendment No. 27 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(i)(27)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/11/12 and incorporated herein by reference.

(i)(28)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011— Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit 8 (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/11/12 and incorporated herein by reference.

(i)(29)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(30)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033- 87382), filed 5/14/03 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney filed herewith.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Opinion and consent of David Katz, Corporate Vice President and Actuary-Filed herewith.

(m)	Calculation.

(m)(1)	Sample Calculation of Illustrations for CorpExec VUL II — Filed herewith.

(m)(2)	Sample Calculation of Illustrations for CorpExec VUL III — Filed herewith.

(m)(3)	Sample Calculation of Illustrations for CorpExec VUL IV — Filed herewith.

(m)(4)	Sample Calculation of Illustrations for CorpExec VUL V — Filed herewith.

(m)(5)	Sample Calculation of Illustrations for CorpExec VUL VI — Filed herewith.

(n)	Other Opinions.

Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed as Exhibit (9)(e) to Registrant’s Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2)	Supplement to Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed as Exhibit 1.9(g) to Registrant’s Post-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/24/98 and incorporated herein by reference.

(q)(3)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Filed herewith.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Chairman & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Blunt, Christopher O.	Director, Executive Vice President & President Investment Group
Cruz, David	Director & Senior Vice President
Fleurant, John T.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Vice President & Controller
Harte, Frank M.	Director
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Kim, John Y.	Director & President
Miller, Amy	Director
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Thrope, Susan A.	Director
Wion, Matthew D.	Director & Senior Vice President
Badler, Sara L.	Senior Vice President & Legal Officer
Berlin, Scott L.	Senior Vice President
Bielawski, Benjamin H.	Senior Vice President
Castellani, David J.	Senior Vice President
Cole, Thomas	Senior Vice President
Cook, Alexander I.	Senior Vice President
Del Secolo, Michael	Senior Vice President & Chief Technology Officer
DeSanto, Craig L.	Senior Vice President & Actuary
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President, Chief Legal Officer & Secretary
Fisher, Stephen P.	Senior Vice President
Girard, Thomas J.	Senior Vice President
Grove, Matthew M.	Senior Vice President
Hebron, Robert J.	Senior Vice President
Kirtley, Jon C.	Senior Vice President
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McDermott, Gail A.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Ok, Francis J.	Senior Vice President
Oleske, Michael M.	Senior Vice President & Chief Tax Counsel
Phlegar, Jeffrey S.	Senior Vice President
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Senser, Jerrold K.	Senior Vice President
Shively, George S.	Senior Vice President & Legal Officer
Talgo, Mark W.	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erick A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Attias, Steven	Vice President & Chief Information Security Officer
Bain, Karen A.	Vice President - Tax
Baker, Lee C.	Vice President
Bartlett, Judy R.	Vice President & Legal Officer
Bonvouloir, John	Vice President
Brill, Elizabeth	Vice President
Carbone, Jeanne M.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President & Actuary
Cunningham, Paul K.	Vice President
DeToro, Karen J.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
DiRago, John C.	Vice President
Donnelly, Kathleen A.	Vice President
Donohue, Robert	Vice President & Assistant Treasurer
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Ferraro, Anthony	Vice President & Actuary
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President
Goldstein, Ross M.	Vice President
Hamrick, Jane L.	Vice President & Actuary
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Huang, Angela	Vice President & Actuary
Huang, Dylan W.	Vice President & Actuary
Hynes, Joseph E.	Vice President
Hynes, Robert J.	Vice President
Karmen, Robert	Vice President & Legal Officer
Killian, Jeffrey	Vice President
Kim, Terry	Vice President
Kimble, Michael J.	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Leber, Richard B.	Vice President, Legal Officer & Assistant Secretary
Lenz, Scott L.	Vice President & Tax Counsel
Loutrel, Brian C.	Vice President & Chief Privacy Officer
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Millay, Edward P.	Vice President
Moffitt, Eric A.	Vice President
Morris, Ryan J.	Vice President & Actuary
Mosquera, Jaime	Vice President & Actuary
Multer, Corey B.	Vice President
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pell, Gideon A.	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Quartararo, Paul	Vice President & Chief Medical Officer
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Seewald, Scott R.	Vice President
Shannon, Joseph J.	Vice President
Silber, Irwin	Vice President & Actuary
Smith, Kevin M.	Vice President
Sorg, Thomas C.	Vice President
Starr, Andrew P.	Vice President
Suryapranata, Monica	Vice President & Actuary
Swanson, Matthew T.	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Tillotson, Sandra G.	Vice President
Troeller, Thomas J.	Vice President & Actuary
Verastegui, Victor A.	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Legal Officer
Wildin, Michellen	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
The MainStay Funds(1)	Massachusetts
MainStay VP Funds Trust(1)(2)	Delaware
MainStay Funds Trust(1)(2)	Delaware
New York Life Insurance and Annuity Corporation	Delaware
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

Name	Jurisdiction of Organization	Percentage of Voting Securities Owned
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, L.P.	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Concourse CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 NORTH FIRST CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 NORTH FIRST LLC	(Delaware)	(90%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
New York Life Short Term Fund[1]	(New York)
NYLIFE Insurance Company of Arizona	(Arizona)
New York Life Insurance and Annuity Corporation	(Delaware)
Ausbil IT – Ausbil Microcap Fund	(Australia)	(NYLIAC: 10.13%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(8%)	[2]
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)	[3]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%) (ownership transferred from NYLIMH to NYLIC)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
Warwick McAlester Holdings, LLC	(Delaware)
Meeco Sullivan, LLC	(Delaware)
Electric Avenue, LLC	(Delaware)
MCF Capital Management LLC (“MCFCMLLC”)	(Delaware)
Ironshore Investment BL I Ltd.	(Bermuda)[8]	(0 voting ownership)
LMF WF Portfolio II, LLC	(Delaware)[8]	(0 voting ownership)
MCF CLO I LLC	(Delaware)	(2.53%)	[8]
MCF CLO III LLC	(Delaware)	(2.33%)	[8]
MCF CLO II LLC	(Delaware)[8]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[8]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[8]
MCF Mezzanine Fund I LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)	[8]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia,Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)	[8]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
Institutional Capital LLC	(Delaware)
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 99.98%)
Plainview Funds plc – MacKay Shields Flexible Bond Portfolio	(Ireland)	(NYLIAC: 95.05%; MacKay: 4.94%; NYLIC 0)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 22.00%; MacKay: 1.15%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 95.23%; MacKay 4.76%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[8]
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(14.99%)	[4]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master), LP	(Delaware)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone Capital Management, LLC	(Delaware)	(51%)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker A, LP	(Delaware)	(GPPMBHA: 7.5%; GPPIVLP: 92.5%)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker B, LP	(Delaware)	(“GPPMBHB: 4.4%; GPPIVLP: 95.6%)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker F, LP	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P.	(Delaware)
NYLCAP 2010 C0-Invest ECI Blocker G L.P.	(Delaware)
NYLCAP Canada GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine GenPar GP, LLC	(Delaware)
NYLIM Mezzanine GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners, LP	(Delaware)
NYLIM Mezzanine Partners Parallel Fund, LP	(Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine II Luxco S.à.r.l.	(Luxembourg)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)	[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
C.B. Fleet TopCo. LLC	(Delaware)	(17%**collectively)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[5]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[6]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
NYLCAP Holdings	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Evolvence Asset Manamement, Ltd. (Goldpoint: 24.5%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
NYLIM-DCM, LLC	(Delaware)
NYLIM-MM, LLC	(Delaware)
DCM-N, LLC	(Delaware)	(80%)
DCM Warehouse Series A, LLC	(Delaware)
DCM Warehouse Series One, LLC	(Delaware)
Sixteen West Savannah, LLC	(Indiana)
NYLIM RE Mezzanine Fund II Investment Corporation	(Delaware)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
Financial Development LLC	(Delaware)	(“FD LLC”) (74.37%; IQ Holdings: 25.63%)
IndexIQ Inc.	(Delaware)
IndexIQ LLC	(Delaware)
IndexIQ Advisors LLC	(Delaware)
NYLIM-GCR Fund I, LLC	(Delaware)	(50%)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)
New York Life Investment Management Holdings International S.a.r.l.	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
New York Life Investment Management Global Holdings S.a.r.l.	(Luxembourg)	(“NYLIMGH”)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (NYLIMGH: 97%; 1 share held by CANLUXS)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; NYLIMGH: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Dublin	(Ireland)
Candriam Treasury Management		(CANBEL: 14.92%; CANFR: 7.58%)
Candriam Switzerland LLC	(Switzerland)
BIL Prime Advanced Cash + 100	(Lux)	(CANLUX: 35.37%; CANBEL: 31.55%)
(“BILPAC”)
Cordius CIG	(Lux)	(62.96%; CANBEL: 18.52%; CANFR: 18.52%)
Candriam Bonds Convertible Opportunities	(Lux)	(CANLUX: 33.08%)
Ausbil Investment Management Limited	(Australia)	(79.15%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(64.25%)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
Private Advisors Distressed Opportunities Fund, L.P.	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)[7]
Private Advisors Small Company Buyout Fund II, L.P.	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout Fund V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
PA Stable Value Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value ERISA Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
The Hedged Strategies Fund (QP), Ltd.	(Cayman Islands)	(0%)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Madison Core Property Fund LLC	(Delaware)	(NYL Investors is Non Member Manager)[8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mission Heritage, LLC	(Delaware)
MIREF Linpro Center, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Seaside, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
1101 Taylor Road LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF York Road, LLC	(Delaware)
York Road EW LLC	(Delaware)	(64.8%)
York Road Retail West, LLC	(Delaware)	(64.8%)
2001 EW LLC	(Delaware)
2122 EW LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
Via Verde San Dimas, LLC	(Delaware)
MIREF DC Corp.	(Delaware)
MIREF L Street, LLC	(Delaware)
1901 L Street Corp.	(Delaware)
1901 L Street LLC	(District of Columbia)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Waterview, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Aptakisic, LLC	(Delaware)
Aptakisic Creek Corporate Park, LLC	(Delaware)
MIREF 250 Montgomery, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-IND Assateague MD LLC	(Delaware)
MADISON-SP Assateague LLC	(Delaware)	(90%)
MADISON-MF Casa Santa Fe AZ LLC	(Delaware)
MADISON-MF Cabrillo AZ LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Canyon Commons CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[8]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)
Flatiron CLO 16 Ltd.	(Cayman Islands)	(100%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
NYL Midwest Apartments LLC	(Delaware)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)
NJIND Hook Road LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
NJIND Carter Drive LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(95%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP OFC Westory DC LLC	(Delaware)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)	(65%)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
CT 611 W. JOHNSON AVE LLC	(Delaware)
CT 550 RESEARCH PKWY LLC	(Delaware)
CT 160 CORPORATE COURT LLC	(Delaware)
NJ 663 E. CRESCENT AVE LLC	(Delaware)
NJ 1881 ROUTE 46 LLC	(Delaware)
PA 180 KOST RD LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-MF Chandler AZ LLC	(Delaware)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[9]
New York Life Global Funding	(Delaware)[9]
NYL Equipment Issuance Trust	(Delaware)[10]
NYL Equipment Issuance Trust 2014-2	(Delaware)[10]
Government Energy Savings Trust 2003-A (GEST)	(New York)[10]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[10]
NYLARC Holding Company Inc.	(Arizona)[9]
New York Life Agents Reinsurance Company	(Arizona)[9]
Samsung US Dynamic Asset Allocation Securities Feeder Investment Trust H (NYL: 49.1%)

[1]	Control is by virtue of NYLIC and subsidiaries being general partners.
[2]	NYL Cayman Holdings Ltd. owns 92%.
[3]	NYL Worldwide Capital Investment LLC owns 0.002%.
[4]	NYLIC owns 14.02%, NYLIAC owns 0.00%, and MacKay owns .97% for a total ownership of 14.42%.
[5]	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
[6]	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
[7]	Private Advisors Hedged Equity Fund (QP), L.P. owns 33.61% and PA Hedged Equity Fund, L.P. owns 66.39% of the Master Fund.
[8]	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted..
[9]	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
[10]	Control is through financial interest, not ownership of voting interests.

ITEM 29. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (f)(2)(b) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

The MainStay Funds

MainStay Funds Trust

MainStay VP Funds Trust (formerly, MainStay VP Series Fund)

Private Advisors Alternative Strategies Fund

Private Advisors Alternative Strategies Master Fund

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
Fisher, Stephen P.	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Frank M.	Manager, Senior Vice President and Chief Financial Officer
Hebron, Robert J.	Executive Vice President, AMN Executive Benefits and Retail Distribution
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Cruz, David	Senior Managing Director, Individual Annuities
Hung, Yie-Hsin	Senior Managing Director, Investments Boutique
Lawton, Drew E.	Senior Managing Director, Cornerstone Capital Management Institutional Sales
Mclnerney, Barbara J.	Senior Managing Director, Compliance
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Childress, Tod K.	Managing Director, Private Advisors Institutional Sales
Gomez, Mark A.	Managing Director and General Counsel
Henehan, Joseph J.	Managing Director, Retirement Plan Services
O’Gara, John J.	Managing Director, US Life and Agency Product Consulting
Parness, Amanda S.	Managing Director, GoldPoint Partners Institutional Sales
Russman, Laurette	Managing Director, MacKay Shields Institutional Sales
Wagner, Robin M.	Managing Director and Chief Compliance Officer
Wickwire, Brian D.	Managing Director, NYLIM Service Company, Controller and Chief Operating Officer
Bain, Karen A.	Vice President - Tax
Hansen, Marta	Director, Financial Operations Principal and Treasurer
Herrera, Rafaela M.	Director, Compliance and Sales Material Review
Howard, Linda M.	Director, Compliance, Anti-Money Laundering Officer, and Office of Foreign Assets Control Officer
Shively, George S.	Secretary
Sharrier, Elizabeth	Assistant Secretary

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32. MANAGEMENT SERVICES.

Not applicable.

ITEM 33. FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC CorpExec Series Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 14th day of April, 2016.

NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Janis C. Rubin
Janis C. Rubin
Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Janis C. Rubin
Janis C. Rubin
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Christopher T. Ashe*	Director
David G. Bedard*	Director
Christopher O. Blunt*	Director
David Cruz*	Director
John T. Fleurant*	Director and Chief Financial Officer
Robert M. Gardner*	Director and Controller (Principal Accounting Officer)
Frank M. Harte*	Director
Thomas A. Hendry*	Director
John Y. Kim*	Director
Theodore A. Mathas*	Chairman and President (Principal Executive Officer)
Amy Miller*	Director
Arthur H. Seter*	Director
Joel M. Steinberg*	Director
Susan A. Thrope*	Director
Matthew Wion*	Director

By:	/s/ Janis C. Rubin
Janis C. Rubin Attorney-in-Fact April 14, 2016

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(j)(1)	Powers of Attorney

(k)	Opinion and Consent of Thomas F. English, Esq.

(l)	Opinion and Consent of David Katz, Corporate Vice President and Actuary

(m)(1)	Sample Calculation of Illustrations for CorpExec VUL II

(m)(2)	Sample Calculation of Illustrations for CorpExec VUL III

(m)(3)	Sample Calculation of Illustrations for CorpExec VUL IV

(m)(4)	Sample Calculation of Illustrations for CorpExec VUL V

(m)(5)	Sample Calculation of Illustrations for CorpExec VUL VI

(n)	Consent of PricewaterhouseCoopers LLP

(q)(3)	Memorandum describing NYLIAC’s issuance, transfer and redemption for the Policies